File No. 33-84546
                                                                       811-08786


     As filed with the Securities and Exchange Commission on April 28, 2006


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / X /
                                                                   ---
                      Pre-Effective Amendment No. __              /   /
                                                                   ---
                      Post-Effective Amendment No. 40             / X /
                                                                   ---

                                     and/or

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                               ACT OF 1940                        / X /
                                                                   ---
                             Amendment No. 41                     / X /
                                                                   ---
                        (Check appropriate box or boxes)


                           PIONEER VARIABLE CONTRACTS TRUST
               (Exact Name of Registrant as Specified in Charter)


                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (617) 742-7825

           Dorothy E. Bourassa, Secretary, Pioneer Variable Contracts Trust,
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

         ___ immediately upon filing pursuant to paragraph (b) _X_ on May 1, 2006 pursuant to paragraph (b)
         ___ 60 days after filing pursuant to paragraph (a)(1)
         ___ on [date] pursuant to paragraph (a)(1)
         ___ 75 days after filing pursuant to paragraph (a)(2)
         ___ on [date] pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

         ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pioneer Variable Contracts Trust

Class I Shares Prospectus

May 1, 2006


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of fourteen portfolios are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price (except as described below for Money Market portfolio), yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed. Money Market portfolio seeks to maintain a constant $1.00 share price although there can be no assurance it will do so.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Contents


Basic information about the portfolios .........    1
Common portfolio investment policies ...........   86
Management .....................................   86
Distributions and taxes ........................   87
Shareholder information ........................   88


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Portfolios

Strategic focus
America Income invests for as high a level of current income as is consistent with the preservation of capital. The portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.

Balanced invests for capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

Emerging Markets invests primarily in emerging market issuers for long-term growth of capital.

Equity Income invests in a portfolio consisting primarily of income producing equity securities of U.S. corporations for current income and long-term capital growth.

Europe invests in equity securities of European issuers for long-term growth of capital.

Growth Shares invests primarily in equity securities of U.S. issuers for appreciation of capital.

High Yield invests in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.

International Value invests primarily in equity securities of non-U.S. issuers for long-term growth of capital.

Mid Cap Value invests in a diversified portfolio of securities consisting primarily of common stocks of mid-size companies for capital appreciation.

Money Market invests in high-quality short-term securities for current income consistent with preserving capital and providing liquidity.

Pioneer Fund invests in a broad list of carefully selected, reasonably priced securities for reasonable income and growth.

Real Estate Shares invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.

Small Cap Value seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.


Strategic Income invests in debt securities for a high level of current income.

Basic information about Pioneer America Income VCT Portfolio

Investment objective
As high a level of current income as is consistent with preservation of capital.

Principal investment strategies
Normally, the portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities. These securities include:
          - U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)

          - Obligations issued by or guaranteed as to payment of principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures, for which the U.S. Treasury unconditionally guarantees payments of principal and interest

          - Securities issued by an agency or instrumentality that are not guaranteed by the U.S. Treasury, such as securities issued by Federal National Mortgage Association (FNMA), which are supported by the right to borrow money from the U.S. Treasury under certain circumstances, or securities issued by the Federal Home Loan Bank, which are supported solely by the credit of the agency

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio may invest in securities of any maturity. Although the average dollar weighted maturity of the portfolio's assets may vary significantly, it generally will not exceed 20 years.


Mortgage-backed securities
The portfolio may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. These securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real estate. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these type of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk or prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

Repurchase agreements
Repurchase agreements are arrangements under which the portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the portfolio's purchase price, with the difference being income to the portfolio. The other party's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Repurchase agreements afford the portfolio an opportunity to earn income on temporarily available cash at low risk. However, in the event that the other party to the repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the translation.

"When Issued" securities
The portfolio may purchase and sell securities, including GNMA certificates, on a when-issued or delayed delivery basis. These transactions arise when securities are purchased or sold by the portfolio with payment and delivery taking place at a fixed future date. The portfolio will not earn income on these securities until delivered. The portfolio may engage in these transactions when it believes they would result in a favorable price and yield for the security being purchased or sold. The market value of when-issued or delayed delivery transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date. There is also a risk that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the portfolio missing the opportunity to obtain a favorable price or yield elsewhere.

Pioneer Investment Management, Inc., the portfolio's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity and sector weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), and sector diversification.

In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


Principal risks of investing in the portfolio

Even though the portfolio seeks a high level of current income and preservation of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:

          - Interest rates go up causing the value of the portfolio's investments to decline
          - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
          - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
          - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.

Mortgage derivatives held by the portfolio may have especially volatile prices and may have a disproportionate effect on the portfolio's share price.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some agencies and instrumentalities, such as FNMA, are only supported by the right to borrow money from the U.S. Treasury under certain circumstances. Other agencies and instrumentalities, such as the Federal Home Loan Bank, are supported solely by the credit of the agency. The guarantee by the U.S. Treasury or agency or instrumentality of the U.S. government applies only to payment of principal and interest and does not extend to the market value of the security.

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------
Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 5.03% (06/30/01 to 09/30/01)

The lowest calendar quarterly return was -2.41% (12/31/95 to 03/31/96)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96            1.30
'97            8.44
'98            8.15
'99           -2.52
'00           11.76
'01            6.48
'02           10.32
'03            1.81
'04            3.42
'05            2.02

--------------------------------------------------------------------------------

Comparison with the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the GNMA, Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

          -    The sale of the shares at the end of the period
          -    Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2005)

                         1            5           10        Since      Inception
                      Year        Years        Years    Inception           Date
--------------------------------------------------------------------------------
Class I               2.02         4.77         5.03         5.17         3/1/95
--------------------------------------------------------------------------------
Lehman Brothers
Government Bond
Index                 2.65         5.39         5.94         6.72              -
--------------------------------------------------------------------------------
Lehman Brothers
Fixed-Rate
Mortgage-Backed
Securities Index      2.61         5.44         6.17         6.76              -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.50%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.27%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.77%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                          Number of years you own your shares
                                       -----------------------------------------
                                             1        3         5        10
--------------------------------------------------------------------------------
Class I                                     $79      $246      $428      $954
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Richard Schlanger. Mr. Schlanger is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Schlanger is a vice president. He joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.


The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer America Income VCT Portfolio
Class I shares

                                                                         For the year ended December 31
                                                           ----------------------------------------------------------
                                                              2005          2004        2003        2002      2001(a)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.11       $ 10.35     $ 10.59      $ 10.06     $  9.97
                                                           ----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $  0.38       $  0.37     $  0.35      $  0.46     $  0.52
 Net realized and unrealized gain (loss) on investments      (0.18)        (0.03)      (0.16)        0.56        0.12
                                                           ----------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.20       $  0.34     $  0.19      $  1.02     $  0.64
Distributions to shareowners:
 Net investment income                                       (0.47)        (0.58)      (0.43)       (0.49)      (0.55)
 Net realized gain                                               -             -           -            -           -
                                                           ----------------------------------------------------------
  Net increase (decrease) in net asset value               $ (0.27)      $ (0.24)    $ (0.24)     $  0.53     $  0.09
                                                           ----------------------------------------------------------
Net asset value, end of period                             $  9.84       $ 10.11     $ 10.35      $ 10.59     $ 10.06
                                                           ==========================================================
Total return*                                                 2.02%         3.42%       1.81%       10.32%       6.48%
Ratio of net expenses to average net assets+                  0.82%         0.79%       0.78%        0.81%       0.83%
Ratio of net investment income (loss) to average
 net assets+                                                  4.05%         3.74%       3.45%        4.39%       5.19%
Portfolio turnover rate                                         23%           37%         34%          54%         71%
Net assets, end of period (in thousands)                   $25,767       $32,342     $44,526      $69,551     $37,381
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                 0.82%         0.79%       0.78%        0.81%       0.85%
 Net investment income (loss)                                 4.05%         3.74%       3.45%        4.39%       5.17%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                 0.82%         0.79%       0.78%        0.81%       0.82%
 Net investment income (loss)                                 4.05%         3.74%       3.45%        4.39%       5.20%
----------------------------------------------------------------------------------------------------------------------

(a) The Portfolio began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.00, increase net realized and unrealized gain (loss) by $0.00 (both amounts round to less than one cent per share) and to decrease the ratio of net investment income to average net assets with waiver of management fees by PIM and reduction for fees paid indirectly from 5.38% to 5.17%.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Balanced VCT Portfolio

Investment objectives
Capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

Principal investment strategies

For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt, equity interests in real estate investment trusts (REITs), and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities and preferred stocks. The portfolio's investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities, short term debt securities, cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.


--------------------------------------------------------------------------------
Asset allocation
Pioneer allocates the portfolio's
assets between equity and debt
securities based on its
assessment of current business,
economic and market conditions.
Normally, equity and debt
securities each represent 35% to
65% of the portfolio's net assets.
--------------------------------------------------------------------------------


Debt securities in which the portfolio invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.


The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation.


U.S. government securities
The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennesee Valley Authority.

Mortgage- and asset-backed securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

In selecting equity securities, Pioneer Investment Management, Inc., the portfolio's investment adviser, seeks securities selling at reasonable prices and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting equity investments include:

          -    Favorable expected returns relative to perceived risk
          -    Above average potential for earnings and revenue growth
          - Low market valuations relative to earnings forecast, book value, cash flow and sales
          - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale


In selecting debt securities, Pioneer considers both broad economic factors and issuer specific factors. In assessing the appropriate maturity and sector weighting of the debt portion of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


Portfolio turnover

The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the portfolio and its shareholders. See "Financial highlights" for actual annual turnover rate.


Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

          - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

          - The portfolio's equity investments do not have the growth potential originally expected
          - Stocks selected for income do not achieve the same return as securities selected for capital growth


Risk of debt securities
The portfolio also has risks associated with investing in debt securities. The portfolio could underperform other investments if:

          - Interest rates go up causing the value of the portfolio to decline
          - The issuer of a debt security owned by the portfolio defaults on its obligation to pay principal or interest or has its credit rating downgraded
          - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
          - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

          - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks include:
          - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
          - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
          - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
          - The economics of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
          - Economic, political or social developments may adversely affect the securities markets

Risks of mortgage- and asset-backed securities and mortgage derivatives
Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may make or lose money on your investment.

--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 10.05% (03/31/97 to 06/30/97)

The lowest calendar quarterly return was -11.48% (06/30/02 to 09/30/02)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96           14.26
'97           17.62
'98            3.05
'99            2.53
'00            5.45
'01           -2.26
'02          -10.27
'03           16.71
'04            4.79
'05            4.08

--------------------------------------------------------------------------------


Comparison with the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset backed securities and commercial mortgage-based securities. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

          -    The sale of the shares at the end of the period
          -    Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                            1          5         10       Since    Inception
                         Year      Years      Years   Inception         Date
--------------------------------------------------------------------------------
Class I                  4.08       2.23       5.23        6.66       3/1/95
--------------------------------------------------------------------------------
S&P 500 Index            4.91       0.54       9.07       10.72            -
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index     2.43       5.87       6.16        6.91            -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.27%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.92%
--------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                          Number of years you own your shares
                                      ------------------------------------------
                                            1        3         5          10
--------------------------------------------------------------------------------
Class I                                    $94      $293      $509      $1,131
--------------------------------------------------------------------------------

Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities and bonds to seek capital growth and current income.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments in below investment grade debt securities

Up to 10% of the portfolio's total assets may be invested in debt securities rated below investment grade, including convertible debt. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


More on rating criteria
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management

Day-to-day management of portfolio is the responsibility of co-managers Timothy Mulrenan (equity securities) and Richard Schlanger (fixed income securities). Mr. Mulrenan and Mr. Schlanger are supported by the fixed income team and the domestic equity team. Members of these teams manage other Pioneer funds that invest primarily in fixed income securities and U.S. equity securities, respectively. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Mulrenan is a vice president. He joined Pioneer in 1997 as an analyst and has managed portfolios since 1998. Mr. Schlanger is a vice president. He joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.


The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Balanced VCT Portfolio
Class I shares

                                                                         For the year ended December 31
                                                           -----------------------------------------------------------
                                                              2005          2004        2003        2002      2001(a)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 14.40       $ 14.04     $ 12.27      $ 13.91     $ 14.60
                                                           -------       -------     -------      -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $  0.25       $  0.28     $  0.23      $  0.21     $  0.34
 Net realized and unrealized gain (loss) on investments       0.33          0.39        1.80        (1.63)      (0.67)
                                                           -------       -------     -------      -------     -------
  Net increase (decrease) from investment operations       $  0.58       $  0.67     $  2.03      $ (1.42)    $ (0.33)
Distributions to shareowners:
 Net investment income                                       (0.27)        (0.31)      (0.26)       (0.22)      (0.36)
 Net realized gain                                               -             -           -            -           -
                                                           -------       -------     -------      -------     -------
  Net increase (decrease) in net asset value               $  0.31       $  0.36     $  1.77      $ (1.64)    $ (0.69)
                                                           -------       -------     -------      -------     -------
Net asset value, end of period                             $ 14.71       $ 14.40     $ 14.04      $ 12.27     $ 13.91
                                                           -------       -------     -------      -------     -------
Total return*                                                 4.08%         4.79%      16.71%      (10.27)%     (2.26)%
Ratio of net expenses to average net assets+                  0.92%         0.90%       0.91%        0.95%       0.84%
Ratio of net investment income to average net assets+         1.66%         1.96%       1.75%        1.62%       2.42%
Portfolio turnover rate                                         25%           30%         37%         179%        136%
Net assets, end of period (in thousands)                   $29,420       $35,312     $40,773      $42,849     $56,890
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                 0.92%         0.90%       0.91%        0.95%       0.84%
 Net investment income                                        1.66%         1.96%       1.75%        1.62%       2.42%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                 0.92%         0.90%       0.91%        0.95%       0.84%
 Net investment income                                        1.66%         1.96%       1.75%        1.62%       2.42%
----------------------------------------------------------------------------------------------------------------------

(a) The Portfolio began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.00, increase net realized and unrealized gain (loss) by $0.00 (both amounts round to less than one cent per share) and to decrease the ratio of net investment income to average net assets with waiver of management fees by PIM and reduction for fees paid indirectly.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Emerging Markets VCT Portfolio

Investment objective
Long-term growth of capital.

Principal investment strategies
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.

--------------------------------------------------------------------------------
Emerging market issuers

An emerging market issuer:
- Is organized under the laws of
  an emerging market country;
- Has a principal office in an
  emerging market country; or
- Derives at least 50% of its
  gross revenues or profits from
  goods or services produced in
  emerging markets or sales
  made in emerging markets.
--------------------------------------------------------------------------------


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in securities of emerging markets issuers.


The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the portfolio may invest in other emerging countries.


For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, preferred stocks, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Factors Pioneer looks for in selecting investments include:

          - Issuers in countries expected to have economic and market environments that will be positive
          -    Favorable expected returns relative to perceived risk
          - Companies expected to benefit from long-term trends in the economy
          - Low market valuations relative to expected earnings, assets, cash flow and revenues
          - Turnaround potential for companies that have been through difficult periods
          - Management with demonstrated ability and commitment to the company
          - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio

An investment in the portfolio involves a substantial degree of risk. You could lose money on your investment or not make as much as if you invested elsewhere if:
          - Stock markets of emerging market countries go down or perform poorly relative to other investments (this risk may be greater in the short term)

          - Securities of emerging market issuers or value stocks fall out of favor with investors

          - The portfolio's investments remain undervalued or do not have the potential value initially expected

Risks of non-U.S. issuers
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the portfolio invests significantly in one region or country. These risks may include:

          - Less information about emerging market issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

          - Many emerging markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable
          - The possibility that a counterparty may not complete a currency or securities transaction

          - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
          - The economies of emerging market countries may grow at slower rates than expected or may experience a downturn or recession
          - Economic, political and social developments may adversely affect the securities markets
          - Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
          - The portfolio could experience a loss from settlement and custody practices in some emerging markets
          - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on October 30, 1998. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 52.07% (09/30/99 to 12/31/99)

The lowest calendar quarterly return was -18.10% (03/31/02 to 06/30/02)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'99             78.74
'00            -34.20
'01             -7.19
'02             -1.21
'03             58.17
'04             19.00
'05             37.98

--------------------------------------------------------------------------------


Comparison with the Morgan Stanley Capital International (MSCI) Emerging Markets Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the MSCI Emerging Markets Index. This index is an unmanaged, capitalization-weighted measure of securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                          Since     Inception
                                   1 Year   5 Years   Inception          Date
--------------------------------------------------------------------------------
Class I                             37.95      18.95      16.22      10/30/98
--------------------------------------------------------------------------------
MSCI Emerging Markets Index         34.54      19.44      16.54             -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             1.15%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.62%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   1.77%
--------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                          Number of years you own your shares
                                   ---------------------------------------------
                                          1         3         5          10
--------------------------------------------------------------------------------
Class I                                  $180      $557      $959      $2,084
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in securities of emerging market issuers to seek long-term growth of capital.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than equity securities of emerging market issuers
The portfolio may invest up to 20% of its total assets in equity and debt securities of corporate or government issuers in any developed country (other than the U.S.) and short-term debt securities for cash management purposes. Short-term investments normally include high-quality commercial paper, certificates of deposit and other bank-related investments, U.S. and non-U.S. government obligations and repurchase agreements.


The portfolio may also invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries. The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade or in unrated securities of comparable quality. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. The fund may invest in debt securities rated "D" or better, or comparable unrated securities.


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts who specialize in emerging market equity securities. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.15% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Emerging Markets VCT Portfolio
Class I shares

                                                                         For the year ended December 31
                                                           -----------------------------------------------------------
                                                              2005          2004        2003        2002        2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 20.48       $ 17.37     $ 11.03      $ 11.23     $ 12.10
                                                           ----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.22       $  0.22     $  0.20      $  0.06     $  0.15
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           7.51          3.04        6.20        (0.19)      (1.02)
                                                           ----------------------------------------------------------
  Net increase (decrease) from investment operations       $  7.73       $  3.26     $  6.40      $ (0.13)    $ (0.87)
Distributions to shareowners:
 Net investment income                                       (0.12)        (0.15)      (0.06)       (0.07)          -
                                                           ----------------------------------------------------------
  Net increase (decrease) in net asset value               $  7.61       $  3.11     $  6.34      $ (0.20)    $ (0.87)
                                                           ----------------------------------------------------------
Net asset value, end of period                             $ 28.09       $ 20.48     $ 17.37      $ 11.03     $ 11.23
                                                           ==========================================================
Total return*                                                37.95%        18.93%      58.17%       (1.20)%     (7.19)%
Ratio of net expenses to average net assets+                  1.75%         1.75%       1.75%        1.75%       1.66%
Ratio of net investment income to average net assets+         0.94%         1.12%       1.43%        0.63%       1.30%
Portfolio turnover rate                                         74%           66%         79%         124%        175%
Net assets, end of period (in thousands)                   $11,205       $ 8,633     $ 8,399      $ 5,886     $ 6,896
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                 1.77%         1.87%       2.51%        2.88%       3.83%
 Net investment income (loss)                                 0.92%         1.00%       0.67%       (0.50)%     (0.87)%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                 1.75%         1.75%       1.75%        1.75%       1.66%
 Net investment income                                        0.94%         1.12%       1.43%        0.63%       1.30%
----------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Equity Income VCT Portfolio

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in income producing equity securities of U.S. issuers.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

          -    Favorable expected returns relative to perceived risk
          - Management with demonstrated ability and commitment to the company
          - Low market valuations relative to earnings forecast, book value, cash flow and sales
          -    Good prospects for dividend growth

Principal risks of investing in the portfolio
Even though the portfolio seeks current income and long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:

          - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

          -    Value stocks fall out of favor with investors

          - The portfolio's investments remain undervalued or do not have the potential value originally expected

          - Stocks selected for income do not achieve the same return as securities selected for capital appreciation
          -    Interest rates or inflation increases


Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 15.04% (09/30/98 to 12/31/98)

The lowest calendar quarterly return was -17.01% (06/30/02 to 09/30/02)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96           15.19
'97           35.23
'98           21.80
'99            1.21
'00           14.85
'01           -6.97
'02          -15.82
'03           22.61
'04           16.39
'05            5.72

--------------------------------------------------------------------------------


Comparison with the Russell 1000 Value Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 1000 Value Index. This index measures the performance of the value-oriented stocks in the Russell 1000 Index. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                  1         5         10      Since   Inception
                               Year     Years      Years  Inception        Date
--------------------------------------------------------------------------------
Class I                        5.72      3.39      10.05      11.40      3/1/95
--------------------------------------------------------------------------------
Russell 1000 Value Index       7.05      5.28      10.94      12.56           -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio/
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.06%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.71%
--------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                            Number of years you own your shares
                                        ----------------------------------------
                                              1        3         5         10
--------------------------------------------------------------------------------
Class I                                      $73      $227      $395      $883
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt securities
The portion of the portfolio's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of current income and long-term capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Equity Income VCT Portfolio
Class I shares

                                                                             For the year ended December 31
                                                            ----------------------------------------------------------------
                                                              2005           2004         2003          2002          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  20.58       $  18.09     $  15.11     $  18.40       $  21.28
                                                            ----------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $   0.51       $   0.44     $   0.41     $   0.42       $   0.40
 Net realized and unrealized gain (loss) on investments         0.66           2.49         2.96        (3.30)         (1.86)
                                                            ----------------------------------------------------------------
  Net increase (decrease) from investment operations        $   1.17       $   2.93     $   3.37     $  (2.88)      $  (1.46)
Distributions to shareowners:
 Net investment income                                         (0.50)         (0.44)       (0.39)       (0.41)         (0.36)
 Net realized gain                                                 -              -            -            -          (1.06)
                                                            ----------------------------------------------------------------
  Net increase (decrease) in net asset value                $   0.67       $   2.49     $   2.98     $  (3.29)      $  (2.88)
                                                            ----------------------------------------------------------------
Net asset value, end of period                              $  21.25       $  20.58     $  18.09     $  15.11       $  18.40
                                                            ================================================================
Total return*                                                   5.72%         16.39%        0.86%      (15.82)%        (6.97)%
Ratio of net expenses to average net assets+                    0.71%          0.72%        0.78%        0.80%          0.75%
Ratio of net investment income (loss) to average
 net assets+                                                    2.56%          2.40%        2.55%        2.48%          2.07%
Portfolio turnover rate                                           22%            19%          12%          12%            13%
Net assets, end of period (in thousands)                    $232,249       $188,234     $155,634     $133,258       $164,019
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                   0.71%          0.72%        0.78%        0.80%          0.75%
 Net investment income (loss)                                   2.56%          2.40%        2.55%        2.48%          2.07%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                   0.71%          0.72%        0.78%        0.80%          0.75%
 Net investment income (loss)                                   2.56%          2.40%        2.55%        2.48%          2.07%
----------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Europe VCT Portfolio

Investment objective
Long-term growth of capital.


Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of European issuers. The portfolio's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The portfolio may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the portfolio will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

--------------------------------------------------------------------------------
European issuers

A European issuer:
- Is organized and has a
  principal business office in a
  European country; or
- Derives at least 50% of its
  total revenue from business
  transacted in Europe
--------------------------------------------------------------------------------

Equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The portfolio may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

The portfolio may invest in the securities of companies domiciled in any European country. European countries are those countries located west of the Urals, including but not limited to Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of European issuers.

The portfolio uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks, Pioneer Investment Management, Inc., the portfolio's investment adviser, employs quantitative analysis, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:
          -    Market leadership in a company's primary products or services
          - Issuer has strong growth characteristics relative to its competitors
          -    Favorable expected returns relative to perceived risk

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Principal risks of investing in the portfolio
Even though the portfolio seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
          - European stock markets go down, or perform poorly relative to U.S. markets (this risk may be greater in the short term)
          - Securities of European issuers or growth stocks fall out of favor with investors
          - Mid- to large-capitalization stocks fall out of favor with investors
          - The portfolio's investments do not have the growth potential originally expected

The portfolio generally invests in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.

Risks of non-U.S. investments
Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the portfolio invests a significant portion of its investments in one European region. These risks may include:
          - Less information about some European issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
          - Many European markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
          - The possibility that a counterparty may not complete a currency or securities transaction
          - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
          - The economies of European countries may grow at slower rates than expected or may experience a downturn or recession
          - Economic Monetary Union (EMU) and a single European currency may increase the volatility of European markets

Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on October 30, 1998. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 28.88% (09/30/99 to 12/31/99)

The lowest calendar quarterly return was -22.44% (06/30/02 to 09/30/02)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'99          28.47
'00         -18.46
'01         -22.67
'02         -19.00
'03          33.26
'04          18.48
'05           8.05

--------------------------------------------------------------------------------


Comparison with the Morgan Stanley Capital International (MSCI) Europe Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the MSCI Europe Index. This index is a widely recognized capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far
East) Index. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                  Since        Inception
                       1 Year      5 Years    Inception             Date
--------------------------------------------------------------------------------
Class I                  8.05         1.34         2.42         10/30/98
--------------------------------------------------------------------------------
MSCI Europe Index        9.42         3.68         5.17                -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.85%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.76%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   1.61%
--------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                        Number of years you own your shares
                                    --------------------------------------------
                                         1         3         5          10
--------------------------------------------------------------------------------
Class I                                 $164      $508      $876      $1,911
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of European issuers to seek long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments in other European issuers

The portfolio invests primarily in issuers domiciled in developed European countries. However, the portfolio may invest up to 20% of its total assets in securities of European issuers domiciled in Eastern European nations or emerging European markets, and which trade on recognized European exchanges.

The risks relating to investment in developed European issuers described above are more pronounced to the extent the portfolio invests in issuers domiciled in Eastern European nations or emerging European markets. Additional risks include:
          - Economic, political and social developments may adversely affect European securities markets

          - Withholding and other non-U.S. taxes may decrease the portfolio's return

Investments other than in equity securities

The portfolio may invest up to 20% of its total assets in debt securities U.S. or non-U.S. of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including convertible debt issued by both European and non-European issuers. Although investing in debt securities is not a principal investment strategy of the portfolio, the portfolio invests in debt securities when Pioneer believes that they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Andrew Arbuthnott. Mr. Arbuthnott is supported by a team of portfolio managers and analysts. Members of this team, which is based in Dublin, manage other Pioneer funds investing primarily in European securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Arbuthnott, a vice president, joined PIML (formerly known as Europlus Investment Management & Research Ltd.) as a portfolio manager in 1999.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.85% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally makes any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Europe VCT Portfolio
Class I shares

                                                                         For the year ended December 31
                                                           -------------------------------------------------------
                                                            2005          2004       2003         2002      2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.64      $  9.05    $  6.82      $  8.42    $ 11.07
                                                           -------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $  0.12      $  0.11    $  0.09      $  0.05    $  0.01
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           0.73         1.55       2.17        (1.65)     (2.51)
                                                           -------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.85      $  1.66    $  2.26      $ (1.60)   $ (2.50)
Distributions to shareowners:
 Net investment income                                       (0.07)       (0.07)     (0.03)           -      (0.15)
 Net realized gain                                               -            -          -            -          -
                                                           -------------------------------------------------------
  Net increase (decrease) in net asset value               $  0.78      $  1.59    $  2.23      $ (1.60)   $ (2.65)
                                                           -------------------------------------------------------
Net asset value, end of period                             $ 11.42      $ 10.64    $  9.05      $  6.82    $  8.42
                                                           =======================================================
Total return*                                                 8.05%       18.48%     33.26%      (19.00)%   (22.66)%
Ratio of net expenses to average net assets+                  1.50%        1.50%      1.50%        1.50%      1.50%
Ratio of net investment income (loss) to average
 net assets+                                                  0.97%        0.92%      1.14%        0.68%      0.25%
Portfolio turnover rate                                         95%          55%        52%          94%        73%
Net assets, end of period (in thousands)                   $ 8,714      $ 9,478    $ 9,330      $ 8,696    $12,417
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                 1.76%        1.94%      2.52%        2.21%      1.99%
 Net investment income (loss)                                 0.71%        0.48%      0.12%        0.03%     (0.24)%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                 1.50%        1.50%      1.50%        1.50%      1.50%
 Net investment income (loss)                                 0.97%        0.92%      1.14%        0.68%      0.25%
------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Growth Shares VCT Portfolio

Investment objective
Appreciation of capital.

Principal investment strategies

The portfolio invests primarily in equity securities of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings and revenue growth. To select growth stocks, Pioneer Investment Management, Inc., the portfolio's investment adviser, employs fundamental research, an evaluation of the issuer based on its financial statements and operations, and due diligence within a quantitative risk control framework, utilizing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

          - Companies with experienced management teams, strong market positions and the potential to support above average earnings growth
          - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale
          -    Favorable expected returns relative to perceived risk


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Investments other than U.S. equity securities
The portfolio may invest up to 30% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:

          - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

          -    Growth stocks fall out of favor with investors

          - The portfolio's investments do not have the growth potential originally expected


Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
          - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
          - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
          - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
          - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
          - Economic, political and social developments may adversely affect the securities markets

          - Withholding and other non-U.S. taxes may decrease the portfolio's return.

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on October 31, 1997. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 22.23% (09/30/98 to 12/31/98)

The lowest calendar quarterly return was -20.04% (03/31/02 to 06/30/02)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98            32.60
'99             7.93
'00            -7.87
'01           -18.71
'02           -34.71
'03            25.35
'04             6.71
'05             3.48

--------------------------------------------------------------------------------


Comparison with the Russell 1000 Growth Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 1000 Growth Index. This Index is made up of those stocks contained in the Russell 1000 Index having higher price-to-book ratios and higher forecasted growth values. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                      Since      Inception
                               1 Year    5 Years  Inception           Date
--------------------------------------------------------------------------------
Class I                          3.48      -5.98       -0.12      10/31/97
--------------------------------------------------------------------------------
Russell 1000 Growth Index        5.26      -3.58        2.85             -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.70%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.26%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.96%
--------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                       -----------------------------------------
                                           1        3         5          10
--------------------------------------------------------------------------------
Class I                                   $98      $306      $531      $1,178
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of U.S. issuers.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investment in debt securities
The portfolio may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Portfolio turnover
The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the portfolio and its shareholders. See "Financial highlights" for actual annual turnover rate.


Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of co-managers Christopher M. Galizio and Stephen A. Balter. Mr. Galizio and Mr. Balter are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Galizio, a vice president, joined Pioneer in 1994 as an analyst. Mr. Balter, a vice president, joined Pioneer in January 2005. Prior to joining Pioneer, Mr. Balter was a portfolio manager at 2100 Capital Group and a senior vice president and analyst at Putnam Investments, each a subsidiary of Marsh & McLennan Companies.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.70% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Growth Shares VCT Portfolio
Class I shares

                                                                               For the year ended December 31
                                                           ----------------------------------------------------------------
                                                             2005         2004         2003           2002          2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 13.04       $ 12.22     $  9.75        $ 14.95         $ 18.39
                                                           ----------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $  0.04       $  0.09     $ (0.01)       $  0.00(a)      $  0.01
 Net realized and unrealized gain (loss) on investments       0.41          0.73        2.48          (5.19)          (3.45)
                                                           ----------------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.45       $  0.82     $  2.47        $ (5.19)        $ (3.44)
Distributions to shareowners:
 Net investment income                                       (0.10)            -       (0.00)(a)      (0.01)              -
                                                           ----------------------------------------------------------------
  Net increase (decrease) in net asset value               $  0.35       $  0.82     $  2.47        $ (5.20)        $ (3.44)
                                                           ----------------------------------------------------------------
Net asset value, end of period                             $ 13.39       $ 13.04     $ 12.22        $  9.75         $ 14.95
                                                           ================================================================
Total return*                                                 3.48%         6.71%      25.35%        (34.71)%        (18.71)%
Ratio of net expenses to average net assets+                  0.96%         0.96%       1.08%          0.97%           0.85%
Ratio of net investment income (loss) to average
 net assets+                                                  0.19%         0.71%      (0.05)%         0.01%           0.07%
Portfolio turnover rate                                         79%          206%         58%            86%            111%
Net assets, end of period (in thousands)                   $26,986       $32,300     $35,750        $34,746         $72,456
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                 0.96%         0.97%       1.08%          0.97%           0.85%
 Net investment income (loss)                                 0.19%         0.71%      (0.05)%         0.01%           0.07%
Ratios with waiver of management fees and assumption
 of expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                 0.96%         0.96%       1.08%          0.97%           0.85%
 Net investment income (loss)                                 0.19%         0.71%      (0.05)%         0.01%           0.07%
---------------------------------------------------------------------------------------------------------------------------

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer High Yield VCT Portfolio

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The portfolio may invest in high yield securities of any rating, including securities that are in default at the time of purchase.


--------------------------------------------------------------------------------
Below investment grade
debt securities

A debt security is below
investment grade if it is rated BB
or lower by Standard & Poor's
Ratings Group or the equivalent
rating by a nationally recognized
statistical rating organization or
determined to be of equivalent
credit quality by Pioneer.
--------------------------------------------------------------------------------


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in below investment grade securities.


The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.


The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Consistent with its objective, the portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchanged-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of less than fixed income securities. Although they may not pay dividends, the portfolio invests in equity securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation or to diversity the portfolio's investments.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio's investments, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio's investments. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stock that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Principal risks of investing in the portfolio
Even though the portfolio seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:
          - Interest rates go up, causing the value of debt securities in the portfolio to decline
          - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
          - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
          - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
          - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

          - A downturn in equity markets causes the prices of convertible securities or equity securities to decrease relative to below investment grade bonds.

The portfolio may hold a material percentage of the outstanding debt securities of certain high yield issuers, which practice may adversely impact the liquidity and market value of those investments.


Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:
          - Increased price sensitivity to changing interest rates and deteriorating economic environment
          -    Greater risk of loss due to default or declining credit quality
          - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
          - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on May 1, 2000. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 11.43% (03/31/03 to 06/30/03)

The lowest calendar quarterly return was -9.14% (06/30/02 to 09/30/02)


Annual return Class I shares

(Year ended December 31)


[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'01               16.60
'02               -1.42
'03               32.79
'04                8.03
'05                1.95

--------------------------------------------------------------------------------

Comparison with the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality)

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.

Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                        Since      Inception
                           1 Year        5 Year     Inception           Date
--------------------------------------------------------------------------------
Class I                      1.95         10.95         10.38         5/1/00
--------------------------------------------------------------------------------
Merrill Lynch High
Yield Master II Index        2.74          8.39          7.03              -
--------------------------------------------------------------------------------
Merrill Lynch Index of
Convertible Bonds
(Speculative Quality)       -3.22          6.39          2.51              -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.12%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.77%
--------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                          Number of years you own your shares
                                    --------------------------------------------
                                           1        3         5         10
--------------------------------------------------------------------------------
Class I                                   $79      $246      $428      $954
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


More on debt securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.


To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Non-U.S. securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to up to 15% of its total assets in securities of non-U.S. and non-Canadian issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in emerging markets or concentrates its non-U.S. investments in one region. These risks may include:

          - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

          - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

          - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
          - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
          - Economic, political and social developments may adversely affect the securities markets
          - Withholding and other non-U.S. taxes may decrease the portfolio's return.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Margaret D. Patel. Ms. Patel is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Pioneer High Yield VCT Portfolio
Class I shares


                                                                         For the year ended December 31
                                                          ----------------------------------------------------------
                                                              2005          2004        2003        2002       2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 11.67        $ 11.45     $  9.27     $10.33      $  9.82
                                                          ----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                             $  0.61        $  0.62     $  0.76     $ 0.92      $  0.95
 Net realized and unrealized gain (loss) on investments     (0.41)          0.27        2.18      (1.06)        0.62
                                                          ----------------------------------------------------------
  Net increase (decrease) from investment operations      $   0.20       $  0.89     $  2.94     $(0.14)     $  1.57
Distributions to shareowners:
 Net investment income                                      (0.61)         (0.62)      (0.76)     (0.92)       (0.95)
 Net realized gain                                          (0.38)         (0.05)          -          -        (0.11)
                                                          ----------------------------------------------------------
  Net increase (decrease) in net asset value              $ (0.79)       $  0.22     $  2.18     $(1.06)     $  0.51
                                                          ----------------------------------------------------------
Net asset value, end of period                            $ 10.88        $ 11.67     $ 11.45     $ 9.27      $ 10.33
                                                          ==========================================================
Total return*                                                1.95%          8.03%      32.78%     (1.42)%      16.60%
Ratio of net expenses to average net assets+                 0.77%          0.78%       0.89%      1.02%        1.15%
Ratio of net investment income (loss) to average
 net assets+                                                 5.52%          5.40%       7.22%      9.39%        9.15%
Portfolio turnover rate                                        37%            42%         48%        42%          36%
Net assets, end of period (in thousands)                  $63,452        $70,890     $66,587    $41,111      $32,331
Ratios with no waiver of management fees and
 assumption of expenses by PIM and reduction for
 fees paid indirectly:
 Net expenses                                                0.77%          0.78%       0.89%      1.02%        1.28%
 Net investment income (loss)                                5.52%          5.40%       7.22%      9.39%        9.02%
--------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer International Value VCT Portfolio

Investment objective
Long-term capital growth.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the portfolio's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the portfolio's investments in any country are limited to 25% or less of its total assets. However, the portfolio may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the portfolio's assets in such countries or currencies will subject the portfolio to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

--------------------------------------------------------------------------------
International investing


The portfolio invests primarily in
the securities of issuers that are
organized and have their
principal offices outside the
United States.
--------------------------------------------------------------------------------

The portfolio may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.


For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred shares. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

          -    Favorable expected returns relative to perceived risk
          - Low market valuations relative to earnings forecast, book value, cash flow and sales
          - Turnaround potential for companies that have been through difficult periods
          - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
          - Management with demonstrated ability and commitment to the company
          -    Low debt levels relative to equity

Principal risks of investing in the portfolio

You could lose money on your investment or not make as much as if you invested elsewhere if:
          - The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)

          - Securities of non-U.S. issuers or value stocks fall out of favor with investors

          - The portfolio's investments remain undervalued or do not have the potential value originally expected

Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:

          - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

          - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
          - The possibility that a counterparty may not complete a currency or securities transaction

          - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
          - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
          - Economic, political or social developments may adversely affect the securities markets
          - Withholding and other non-U.S. taxes may decrease the portfolio's return

To the extent that the portfolio invests from time to time more than 25% of its assets in issuers located in the United Kingdom and Japan, the portfolio may be particularly affected by risks associated with such countries. U.K. issuers will be directly affected by changes in economic activity and social, tax and monetary policy in the United Kingdom. The profitability of U.K. issuers may also be influenced by the economies of other European countries and economic and market regulations of the European Union. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Japanese issuers could be adversely effected by trade policies or declining economic activity in these markets. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, significant non-performing loan portfolios at major financial institutions and substantial governmental deficits.

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 28.92% (09/30/99 to 12/31/99)

The lowest calendar quarterly return was -21.44% (06/30/98 to 09/30/98)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96          8.54
'97          4.87
'98         -3.32
'99         44.38
'00        -22.50
'01        -23.74
'02        -13.31
'03         30.07
'04         18.71
'05         15.58

--------------------------------------------------------------------------------

Comparison with the Morgan Stanley Capital International (MSCI) All Country
(AC) World ex USA Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the MSCI AC World ex USA Index. The MSCI AC World Index excluding the United States is composed of 46 markets: 21 developed and 25 emerging countries. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                          1           5          10       Since     Inception
                       Year       Years       Years   Inception          Date
--------------------------------------------------------------------------------
Class I               15.58        3.36        3.80        4.46        3/1/95
--------------------------------------------------------------------------------
MSCI AC World
ex USA Index          17.11        6.66        6.70        7.13             -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.85%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.53%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   1.38%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                          Number of years you own your shares
                                      ------------------------------------------
                                          1         3         5          10
--------------------------------------------------------------------------------
Class I                                  $140      $437      $755      $1,657
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in non-U.S. equity securities to seek long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt Securities
The portfolio may invest up to 20% of its total assets in debt securities issued by U.S. or non-U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in international securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.


The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.85% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer International Value VCT Portfolio
Class I shares

                                                                          For the year ended December 31
                                                          ----------------------------------------------------------
                                                            2005          2004        2003       2002          2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 11.88       $ 10.06     $  7.79    $  9.00       $ 11.83
                                                          ----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                             $  0.10       $  0.05     $  0.07    $  0.03       $  0.02
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          1.75          1.82        2.26      (1.23)        (2.83)
                                                          ----------------------------------------------------------
  Net increase (decrease) from investment operations      $  1.85       $  1.87     $  2.33    $ (1.20)      $ (2.81)
Distributions to shareowners:
 Net investment income                                      (0.02)        (0.05)      (0.06)     (0.01)        (0.02)
 Net realized gain                                              -             -           -          -             -
                                                          ----------------------------------------------------------
  Net increase (decrease) in net asset value              $  1.83       $  1.82     $  2.27    $ (1.21)      $ (2.83)
                                                          ----------------------------------------------------------
Net asset value, end of period                            $ 13.71       $ 11.88     $ 10.06    $  7.79       $  9.00
                                                          ==========================================================
Total return*                                               15.58%        18.71%      30.06%    (13.31)%      (23.74)%
Ratio of net expenses to average net assets+                 1.53%         1.75%       1.69%      1.46%         1.38%
Ratio of net investment income (loss) to average
 net assets+                                                 0.70%         0.45%       0.68%      0.62%         0.21%
Portfolio turnover rate                                       108%          129%         99%        31%           39%
Net assets, end of period (in thousands)                  $21,176       $22,859     $22,506    $21,271       $32,083
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                1.53%         1.75%       1.69%      1.46%         1.38%
 Net investment income                                       0.70%         0.45%       0.68%      0.62%         0.21%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                1.53%         1.75%       1.69%      1.46%         1.38%
 Net investment income                                       0.70%         0.45%       0.68%      0.62%         0.21%
--------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Mid Cap Value VCT Portfolio

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies, that is, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


--------------------------------------------------------------------------------
Market value

A company's market value or
capitalization is calculated by
multiplying the number of its
outstanding shares by the
current market price of a share.
--------------------------------------------------------------------------------


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of mid-size companies.


The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

          -    Favorable expected returns relative to perceived risk
          - Management with demonstrated ability and commitment to the company
          - Low market valuations relative to earnings forecast, book value, cash flow and sales
          - Turnaround potential for companies that have been through difficult periods
          - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
          - Issuer's industry has strong fundamentals such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:

          - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

          -    Mid-size or value stocks fall out of favor with investors

          - The portfolio's investments remain undervalued or do not have the potential value originally expected


The portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:
          - Be more sensitive to changes in earnings results and investor expectations
          -    Have more limited product lines and capital resources
          -    Experience sharper swings in market values
          - Be harder to sell at the times and prices Pioneer thinks appropriate
          -    Offer greater potential for gain and loss

Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

          - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
          - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable
          - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
          - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
          - Economic, political and social developments may adversely affect the securities markets
          - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment. The portfolio began focusing on mid-cap securities during 1999.


--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 17.33% (03/31/03 to 06/30/03)

The lowest calendar quarterly return was -20.94% (06/30/98 to 09/30/98)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96             15.03
'97             24.69
'98             -3.95
'99             13.05
'00             18.01
'01              6.49
'02            -11.21
'03             37.48
'04             22.12
'05              7.88

--------------------------------------------------------------------------------

Comparison with the Russell Midcap Value Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell Midcap Value Index. This index measures the performance of U.S. mid-cap value stocks. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                   1         5        10       Since  Inception
                                Year     Years     Years   Inception       Date
--------------------------------------------------------------------------------
Class I                         7.88     11.36     12.15       12.79     3/1/95
--------------------------------------------------------------------------------
Russell Midcap Value Index     12.65     12.21     13.65       14.80          -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.06%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.71%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                       Number of years you own your shares
                                  ----------------------------------------------
                                       1        3         5         10
--------------------------------------------------------------------------------
Class I                               $73      $227      $395      $883
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of mid-cap companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of J. Rodman Wright. Mr. Wright is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Mid Cap Value VCT Portfolio
Class I shares

                                                                            For the year ended December 31
                                                            ---------------------------------------------------------------
                                                              2005           2004         2003          2002         2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  24.67       $  20.47     $  14.94     $  17.35     $  17.79
                                                            --------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $   0.15       $   0.08     $   0.14     $   0.07     $   0.07
 Net realized and unrealized gain (loss) on investments         1.75           4.41         5.45        (1.97)        1.06
                                                            --------------------------------------------------------------
  Net increase (decrease) from investment operations        $   1.90       $   4.49     $   5.59     $  (1.90)    $   1.13
Distributions to shareowners:
 Net investment income                                         (0.08)         (0.08)       (0.06)       (0.05)       (0.10)
 Net realized gain                                             (1.49)         (0.21)           -        (0.46)       (1.47)
                                                            --------------------------------------------------------------
  Net increase (decrease) in net asset value                $   0.33       $   4.20     $   5.53     $  (2.41)    $  (0.44)
                                                            --------------------------------------------------------------
Net asset value, end of year                                $  25.00       $  24.67     $  20.47     $  14.94     $  17.35
                                                            ==============================================================
Total return*                                                   7.88%         22.12%       37.48%      (11.21)%       6.49%
Ratio of net expenses to average net assets+                    0.71%          0.72%        0.76%        0.80%        0.79%
Ratio of net investment income (loss) to average
 net assets+                                                    0.58%          0.53%        0.86%        0.46%        0.45%
Portfolio turnover rate                                           42%            55%          52%          68%          95%
Net assets, end of period (in thousands)                    $288,837       $303,138     $170,237     $120,687     $128,340
Ratio with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                   0.71%          0.72%        0.76%        0.80%        0.79%
 Net investment income (loss)                                   0.58%          0.53%        0.86%        0.46%        0.45%
Ratio with waiver of management fees and assumption
 of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                   0.71%          0.72%        0.76%        0.80%        0.79%
 Net investment income (loss)                                   0.58%          0.53%        0.86%        0.46%        0.45%
---------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Money Market VCT Portfolio

--------------------------------------------------------------------------------
An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.
--------------------------------------------------------------------------------

Investment objective
Current income consistent with preservation of capital and providing liquidity.

Principal investment strategies
The portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:
          - U.S. and foreign banks and savings and loan associations with total assets on excess of $10 billion
          -    Corporate issuers
          -    The U.S. government and its agencies and instrumentalities
          -    Foreign governments
          -    Multinational organizations such as the World Bank

--------------------------------------------------------------------------------
Money market securities

Money market securities include:
- Securities issued or
  guaranteed by the U.S.
  government, its agencies or
  instrumentalities
- Corporate debt securities,
  including commercial paper
- Obligations of U.S. and foreign banks
- Repurchase agreements

- Mortgage and asset-backed
  securities

- Securities issued by
  foreign governmental and
  corporate issuers
- Municipal obligations
--------------------------------------------------------------------------------

The portfolio may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The portfolio may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.


The portfolio invests in U.S. government obligations and money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer Investment Management, Inc., the portfolio's investment adviser. If rating organizations differ in the rating assigned to a security, the portfolio will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's securities, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the portfolio.


The portfolio invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The portfolio's investments may have fixed, floating or variable interest rates.


In selecting the portfolio's investments, Pioneer complies with the rating, maturity and diversification requirements applicable to money market funds. Within those limits, Pioneer's assessment of broad economic factors that are expected to affect economic activity and interest rates influences its securities selection. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

Principal risks of investing in the portfolio
Although the portfolio seeks to maintain a $1 share price, you could lose money on your investment or the portfolio could fail to generate high current income if:
          - Interest rates rise go up causing the value of the portfolio's investments to decline
          - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
          - Pioneer's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:
          -    Inadequate financial information
          -    Smaller, less liquid and more volatile markets
          -    Political and economic upheavals

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 1.47% (09/30/00 to 12/31/00)

The lowest calendar quarterly return was 0.10% (06/30/03 to 09/30/03)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96             4.51
'97             4.64
'98             4.68
'99             4.38
'00             5.71
'01             3.39
'02             1.19
'03             0.56
'04             0.65
'05             2.47

--------------------------------------------------------------------------------

Comparison with 90-day U.S. Treasury Bill


The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the 90-day U.S. Treasury bill. The table also provides the portfolio's 7-day yield for the period ended December 31, 2005. Please contact Pioneer at 1-800-225-6292 to obtain the portfolio's current 7-day yield. The table assumes:

- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                           1         5        10     Since   Inception     7-day
                        Year     Years     Years Inception        Date     Yield
--------------------------------------------------------------------------------
Class I                 2.47      1.65      3.20      3.36      3/1/95      3.37
--------------------------------------------------------------------------------
90-day U.S.
Treasury bill           3.07      2.11      3.63      3.76           -         -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.40%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.23%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.63%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                         Number of years you own your shares
                                     -------------------------------------------
                                       1        3         5         10
--------------------------------------------------------------------------------
Class I                               $64      $202      $351      $786
--------------------------------------------------------------------------------


Management


Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of Seth Roman. Mr. Roman is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Roman joined Pioneer as a portfolio manager in March 2006 and has been an investment professional for over 10 years. Prior to joining Pioneer, Mr. Roman was a fixed income trader for Fidelity Management and Research Company.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.40% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.

Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Money Market VCT Portfolio
Class I shares

                                                                         For the year ended December 31
                                                           ---------------------------------------------------------
                                                             2005          2004        2003        2002       2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  1.00       $ 1.000     $ 1.000     $  1.00     $  1.00
                                                           ---------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $ 0.025       $ 0.007     $ 0.006     $  0.01     $  0.03
 Net realized and unrealized gain (loss) on investments          -             -           -           -           -
                                                           ---------------------------------------------------------
  Net increase (decrease) from investment operations       $ 0.025       $ 0.007     $ 0.006     $  0.01     $  0.03
Distributions to shareowners:
 Net investment income                                      (0.025)       (0.007)     (0.006)      (0.01)      (0.03)
                                                           ---------------------------------------------------------
Net asset value, end of period                             $  1.00       $  1.00     $  1.00     $  1.00     $  1.00
                                                           =========================================================
Total return*                                                 2.47%         0.65%       0.56%       1.19%       3.39%
Ratio of net expenses to average net assets+                  0.73%         0.74%       0.72%       0.78%       0.78%
Ratio of net investment income to average net assets+         2.40%         0.66%       0.58%       1.11%       3.16%
Net assets, end of period (in thousands)                   $33,216       $42,896     $34,736     $59,521     $49,545
Ratios with no waiver of fees and assumption of
 expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                 0.73%         0.74%       0.72%       0.78%       0.78%
 Net investment income                                        2.40%         0.66%       0.58%       1.11%       3.16%
Ratios with waiver of fees and assumption of expenses
 by PIM and reduction for fees paid indirectly:
 Net expenses                                                 0.73%         0.74%       0.72%       0.78%       0.78%
 Net investment income                                        2.40%         0.66%       0.58%       1.11%       3.16%
--------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Fund VCT Portfolio

Investment objective
Reasonable income and capital growth.

Principal investment strategies

The portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

          -    Favorable expected returns relative to perceived risk
          -    Above average potential for earnings and revenue growth
          - Low market valuations relative to earnings forecast, book value, cash flow and sales
          - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

Principal risks of investing in the portfolio
Even though the portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

          - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

          -    Value stocks fall out of favor with investors

          - The portfolio's investments remain undervalued or do not have the potential value originally expected
          - Stocks selected for income do not achieve the same return as securities selected for capital growth


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on October 31, 1997. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 21.04% (09/30/98 to 12/31/98)

The lowest calendar quarterly return was -17.28% (06/30/02 to 09/30/02)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98             26.12
'99             15.91
'00              1.22
'01            -10.85
'02            -19.03
'03             23.76
'04             11.25
'05              6.17

--------------------------------------------------------------------------------

Comparison with the Standard & Poor's
(S&P) 500 Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the S&P 500 Index. This index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                       Since        Inception
                             1 Year      5 Years   Inception             Date
--------------------------------------------------------------------------------
Class I                        6.17         1.08         6.29         10/31/97
--------------------------------------------------------------------------------
S&P 500 Index                  4.91         0.54         5.49                -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.05%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.70%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                         Number of years you own your shares
                                    --------------------------------------------
                                       1        3         5         10
--------------------------------------------------------------------------------
Class I                               $72      $224      $390      $871
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of U.S. issuers to seek reasonable income and capital growth.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than U.S. equity securities
The portfolio may invest up to 10% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

The portfolio may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes that they are consistent with the portfolio's investment objective of reasonable income and capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Fund VCT Portfolio
Class I shares

                                                                            For the year ended December 31
                                                            ---------------------------------------------------------------
                                                              2005           2004         2003         2002          2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  20.57       $  18.70     $  15.28     $  19.08     $  22.67
                                                            --------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $   0.27       $   0.24     $   0.20     $   0.19     $   0.17
 Net realized and unrealized gain (loss) on investments         0.99           1.85         3.41        (3.81)       (2.57)
                                                            --------------------------------------------------------------
  Net increase (decrease) from investment operations        $   1.26       $   2.09     $   3.61     $  (3.62)    $  (2.40)
Distributions to shareowners:
 Net investment income                                         (0.28)         (0.22)       (0.19)       (0.18)       (0.17)
 Net realized gain                                                 -              -            -            -        (1.02)
                                                            --------------------------------------------------------------
  Net increase (decrease) in net asset value                $   0.98       $   1.87     $   3.42     $  (3.80)    $  (3.59)
                                                            --------------------------------------------------------------
Net asset value, end of period                              $  21.55       $  20.57     $  18.70     $  15.28     $  19.08
                                                            ==============================================================
Total return*                                                   6.17%         11.26%       23.76%       19.03%      (10.85)%
Ratio of net expenses to average net assets+                    0.70%          0.71%        0.76%        0.80%        0.74%
Ratio of net investment income (loss) to average
 net assets+                                                    1.26%          1.26%        1.16%        1.09%        0.83%
Portfolio turnover rate                                           23%            17%          11%          11%           7%
Net assets, end of period (in thousands)                    $382,973       $454,136     $154,839     $141,892     $199,160
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                   0.70%          0.71%        0.76%        0.80%        0.74%
 Net investment income (loss)                                   1.26%          1.26%        1.16%        1.09%        0.83%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                   0.70%          0.71%        0.76%        0.80%        0.74%
 Net investment income (loss)                                   1.26%          1.26%        1.16%        1.09%        0.83%
---------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Real Estate Shares VCT Portfolio

Investment objectives
Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, equity interests in REITs and preferred stocks.

--------------------------------------------------------------------------------
Real estate industry issuers

A real estate industry issuer is
one that derives at least 50% of
its gross revenues or net profits
from either
- the ownership, development,
  construction, financing,
  management or sale of
  commercial, industrial or
  residential real estate; or
- products or services related
  to the real estate industry
  like building supplies or
  mortgage servicing.
--------------------------------------------------------------------------------

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of REITs.


REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.


The portfolio uses a "growth at a reasonable price" style of management. Pioneer Investment Management, Inc., the portfolio's investment adviser, has engaged AEW Management and Advisors, L.P. to act as the portfolio's subadviser under Pioneer's supervision. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:

          -    Favorable expected returns relative to perceived risk
          -    Increasing cash flow or favorable prospects for cash flow growth
          - Low market valuations relative to earnings forecast, net asset value and cash flow
          -    Favorable prospects for dividend growth

The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.

Principal risks of investing in the portfolio
Even though the portfolio seeks long-term growth of capital and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

          - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

          - REITs and other real estate industry securities fall out of favor with investors
          - The portfolio's investments do not have the growth potential originally expected


Risks of REITs

The portfolio also has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks include:
          - The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
          - Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

          - The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
          - A REIT owned by the portfolio is, or is perceived by the market to be, poorly managed


Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


The highest calendar quarterly return was 17.17% (09/30/96 to 12/31/96)

The lowest calendar quarterly return was -13.43% (06/30/98 to 09/30/98)

Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'96          35.73
'97          21.17
'98         -18.74
'99          -4.17
'00          29.51
'01           7.80
'02           2.53
'03          34.75
'04          35.74
'05          15.13

--------------------------------------------------------------------------------

Comparison with the Wilshire Real Estate
Securities Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Wilshire Real Estate Securities Index. This index is a market-capitalization weighted measure of the performance of REITs and real estate operating companies. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                1          5         10      Since  Inception
                             Year      Years      Years  Inception       Date
--------------------------------------------------------------------------------
Class I                     15.13      18.41      14.46      14.93      3/1/95
--------------------------------------------------------------------------------
Wilshire Real Estate
Securities Index            14.06      19.04      15.14      15.33           -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.80%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.14%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.94%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                          Number of years you own your shares
                                    --------------------------------------------
                                       1        3         5          10
--------------------------------------------------------------------------------
Class I                               $96      $300      $520      $1,155
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio primarily invests in the equity securities of REITs and other real estate industry issuers to seek long-term growth of capital and, secondarily, current income.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than equity securities of REITs and other real estate industry issuers

The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issues, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including convertible debt. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objectives of long-term capital growth and current income, for diversification or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Certain mortgage-backed securities may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only mortgage-backed securities generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.


The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers provided that purchases of Canadian securities are not subject to the non-U.S. issuer limitation. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.


Management

Investment subadviser

AEW Management and Advisors, L.P. (AEW), is the fund's investment subadviser. As of December 31, 2005, AEW and its affiliates had approximately $23.2 billion in assets under management.


Portfolio management
Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA. Mr. Troxell is a Senior Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994.


The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Real Estate Shares VCT Portfolio
Class I shares

                                                                         For the year ended December 31
                                                           ----------------------------------------------------------
                                                              2005          2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 24.30       $ 18.57     $ 14.47     $14.77      $ 14.42
                                                           ---------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $  0.43       $  0.52     $  0.74     $ 0.62      $  0.68
 Net realized and unrealized gain (loss) on investments       3.10          5.99        4.16      (0.23)        0.40
                                                           ---------------------------------------------------------
  Net increase from investment operations                  $  3.53       $  6.51     $  4.90     $ 0.39      $  1.08
Distributions to shareowners:
 Net investment income                                       (0.39)        (0.45)      (0.64)     (0.69)       (0.56)
 Net realized gain                                           (1.31)        (0.33)          -          -            -
 Tax return of capital                                           -             -       (0.16)         -        (0.17)
                                                           ---------------------------------------------------------
  Net increase (decrease) in net asset value               $  1.83       $  5.73     $  4.10     $(0.30)     $  0.35
                                                           ---------------------------------------------------------
Net asset value, end of period                             $ 26.13       $ 24.30     $ 18.57     $14.47      $ 14.77
                                                           =========================================================
Total return*                                                15.13%        35.74%      34.75%     (2.53)%       7.80%
Ratio of net expenses to average net assets+                  0.94%         0.98%       1.03%      1.07%        1.16%
Ratio of net investment income to average net assets+         1.65%         2.41%       4.49%      4.76%        4.71%
Portfolio turnover rate                                         12%           35%         20%        29%          34%
Net assets, end of period (in thousands)                   $32,086       $36,447     $31,891     $29,873     $33,026
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                 0.94%         0.98%       1.03%      1.07%        1.16%
 Net investment income                                        1.65%         2.41%       4.49%      4.76%        4.71%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                 0.94%         0.98%       1.03%      1.07%        1.16%
 Net investment income                                        1.65%         2.41%       4.49%      4.76%        4.71%
---------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Small Cap Value VCT Portfolio

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

--------------------------------------------------------------------------------
Market value

A company's market value or
capitalization is calculated by
multiplying the number of its
outstanding shares by the
current market price of a share.
--------------------------------------------------------------------------------

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of small companies.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

          -    Favorable expected returns relative to perceived risk
          - Management with demonstrated ability and commitment to the company
          -    Above average potential for earnings and revenue growth
          - Low market valuations relative to earnings forecast, book value, cash flow and sales
          - Turnaround potential for companies that have been through difficult periods
          -    Low debt levels relative to equity
          - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio
You could lose money on your investment or not make as much as if you invested elsewhere if:
          - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

          -    Small company or value stocks fall out of favor with investors

          - The portfolio's investments remain undervalued or do not have the potential value originally expected


The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:
          - Be more sensitive to changes in the economy, earnings results and investor expectations
          -    Have more limited product lines and capital resources
          -    Experience sharper swings in market values
          - Be harder to sell at the times and prices Pioneer thinks appropriate
          -    Offer greater potential for gain and loss

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on November 8, 2001. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 21.45% (03/31/03 to 06/30/03)

The lowest calendar quarterly return was -21.72% (06/30/02 to 09/30/02)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'02                       -15.08
'03                        35.43
'04                        20.16
'05                        11.39

--------------------------------------------------------------------------------


Comparison with the Russell 2000 Index
and the Russell 2000 Value Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index measures the performance of U.S. small-cap stocks. The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks.

The portfolio's primary benchmark changed from the Russell 2000 Value Index to the Russell 2000 Index. The Russell 2000 Value Index is now the portfolio's secondary benchmark index. It is Pioneer's opinion that, since the Russell 2000 Index is the broadest measure of small cap stock performance, it is a more appropriate primary benchmark for the portfolio.


Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                        Since        Inception
                                        1 Year      Inception             Date
--------------------------------------------------------------------------------
Class I                                  11.39          13.22          11/8/01
--------------------------------------------------------------------------------
Russell 2000 Value Index                  4.71          14.80                -
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.




Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.40%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   1.15%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                        Number of years you own your shares
                               -------------------------------------------------
                                         1         3         5          10
--------------------------------------------------------------------------------
Class I                                 $117      $365      $633      $1,398
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of small companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.


The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in REITs
The fund may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios.


The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Pioneer Small Cap Value VCT Portfolio
Class I shares


                                                                      For the year ended December 31
                                                          ------------------------------------------------------    11/8/01(a)
                                                           2005          2004         2003            2002          to 12/31/01
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 15.02       $ 12.50      $  9.23         $ 10.87           $ 10.00
                                                          --------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                             $  0.05       $ (0.03)     $     -         $ (0.01)          $  0.01
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                          1.61          2.55         3.27           (1.63)             0.86
                                                          --------------------------------------------------------------------
  Net increase (decrease) from investment operations      $  1.66       $  2.52      $  3.27         $ (1.64)          $  0.87
Distributions to shareowners:
 Net investment income                                          -             -            -           (0.00)(b)             -
 Net realized gain                                          (0.49)            -            -           (0.00)(b)             -
                                                          --------------------------------------------------------------------
  Net increase (decrease) in net asset value              $  1.17       $  2.52      $  3.27         $ (1.65)          $  0.87
                                                          --------------------------------------------------------------------
Net asset value, end of period                            $ 16.19       $ 15.02      $ 12.50         $  9.23           $ 10.87
                                                          ====================================================================
Total return*                                               11.39%        20.16%       35.43%         (15.08)%            8.70%
Ratio of net expenses to average net assets+                 1.15%         1.25%        1.25%           1.25%             1.21%**
Ratio of net investment income (loss) to average
 net assets+                                                 0.35%        (0.21)%       0.03%          (0.05)%            0.86%**
Portfolio turnover rate                                        38%           36%          74%             50%                0%
Net assets, end of period (in thousands)                  $20,555       $17,993      $12,049         $ 6,603           $   504
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                1.15%         1.30%        2.40%           2.76%            77.48%**
 Net investment income (loss)                                0.35%        (0.26)%      (1.12)%         (1.56)%          (75.41)%**
Ratios with waiver of management fees and assumption
 of expenses by PIM and no reduction for fees
 paid indirectly:
 Net expenses                                                1.15%         1.25%        1.25%           1.25%             1.21%**
 Net investment income (loss)                                0.35%        (0.21)%       0.03%          (0.05)%            0.86%**
----------------------------------------------------------------------------------------------------------------------------------

(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Strategic Income VCT Portfolio

Investment objective
A high level of current income.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:

               - Below investment grade (high yield) securities of U.S. and non-U.S. issuers

               - Investment grade securities of U.S. issuers, including convertible debt

               -    Investment grade securities of non-U.S. issuers

--------------------------------------------------------------------------------

Below investment grade debt
securities

A debt security is below
investment grade if it is rated BB
or lower by Standard & Poor's
Ratings Group or the equivalent
rating by a nationally recognized
statistical rating organization or
determined to be of equivalent
credit quality by Pioneer.

--------------------------------------------------------------------------------

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in:
               - Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
               -    Debt securities of U.S. and non-U.S. corporate issuers
               -    Mortgage-backed and asset-backed securities

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.


Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.


As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

Pioneer considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


Principal risks of investing in the portfolio
Even though the portfolio seeks a high level of current income, you could lose money on your investment, or the portfolio could fail to generate current income, if:
               - Interest rates go up, causing the value of the portfolio's investments to decline
               - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
               - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
               - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
               - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgaged-backed securities issued by them are neither guaranteed nor issued by the U.S. government.


To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.


Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:
               - Increased price sensitivity to changing interest rates and deteriorating economic environment
               - Greater risk of loss due to default or declining credit quality
               - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
               - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed markets. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:
               - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

               - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
               - The possibility that a counterparty may not complete a currency or securities transaction

               - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
               - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
               - Economic, political and social developments may adversely affect the securities markets
               - Withholding and other non-U.S. taxes may decrease the portfolio's return
               - Non-U.S. governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the portfolio may be unable to enforce its rights against the issuers

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.

--------------------------------------------------------------------------------

Portfolio performance


The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on July 29, 1999. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

The highest calendar quarterly return was 8.08% (03/31/03 to 06/30/03)

The lowest calendar quarterly return was -2.10% (03/31/04 to 06/30/04)


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'00               4.51
'01               6.90
'02              10.72
'03              21.24
'04              10.25
'05               2.74

--------------------------------------------------------------------------------

Comparison with the Lehman Brothers
U.S. Universal Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Lehman Brothers U.S. Universal Index. This index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:
- The sale of the shares at the end of the period
- Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                         Since        Inception
                           1 Year        5 Years     Inception             Date
--------------------------------------------------------------------------------
Class II                     2.74          10.20          8.72          7/29/99
--------------------------------------------------------------------------------
Lehman Brothers U.S.
Universal Index              2.71           6.26          6.76                -
--------------------------------------------------------------------------------

Fees and expenses
These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets                              Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.24%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.89%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                         Number of years you own your shares
                                   ---------------------------------------------
                                      1        3         5          10
--------------------------------------------------------------------------------
Class I                              $91      $284      $493      $1,096
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in a broad range of debt securities to achieve a high level of current income.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than debt securities

The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income, the portfolio invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the portfolio.


The portfolio may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The portfolio loses the right to receive interest and principal payments on the security it sold. However, the portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Additional information about debt securities
The portfolio's investments in U.S. government securities may include U.S. Treasury bills, notes and bonds as well as obligations of U.S. agencies, instrumentalities and sponsored entities. Obligations of these entities may be supported by the full faith and credit of the U.S., such as the Government National Mortgage Association, by the right of the issuer to borrow from the U.S. Treasury, such as the Federal Home Loan Banks, by the discretionary authority of the U.S. to purchase the issuer's securities, like the Federal National Mortgage Association, or only by the credit of the issuer, such as the Tennessee Valley Authority.

The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Management

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Strategic Income VCT Portfolio
Class I shares

                                                                        For the year ended December 31
                                                         ------------------------------------------------------------
                                                             2005          2004        2003        2002       2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 11.26        $ 11.01     $  9.67     $  9.33     $  9.43
                                                         ----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                            $  0.61        $  0.60     $  0.62     $  0.65     $  0.67
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                        (0.31)          0.47        1.38        0.32       (0.04)
                                                         ----------------------------------------------------------
  Net increase from investment operations                $  0.30        $  1.07     $  2.00     $  0.97     $  0.63
Distributions to shareowners:
 Net investment income                                     (0.64)         (0.66)      (0.66)      (0.63)      (0.67)
 Net realized gain                                         (0.16)         (0.16)          -           -       (0.06)
                                                         ----------------------------------------------------------
  Net increase (decrease) in net asset value             $ (0.50)       $  0.25     $  1.34     $  0.34     $ (0.10)
                                                         ----------------------------------------------------------
Net asset value, end of period                           $ 10.76        $ 11.26     $ 11.01     $  9.67     $  9.33
                                                         ==========================================================
Total return*                                               2.74%         10.25%      21.24%      10.72%       6.90%
Ratio of net expenses to average net assets+                0.89%          1.03%       1.25%       1.25%       1.25%
Ratio of net investment income to average net assets+       5.57%          5.52%       5.95%       6.75%       7.16%
Portfolio turnover rate                                       46%            53%         68%         50%         55%
Net assets, end of period (in thousands)                 $20,662        $20,814     $19,312     $14,692     $ 7,479
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                               0.89%          1.03%       1.25%       1.62%       2.44%
 Net investment income                                      5.57%          5.52%       5.95%       6.38%       5.97%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees
 paid indirectly:
 Net expenses                                               0.89%          1.03%       1.25%       1.25%       1.25%
 Net investment income                                      5.57%          5.52%       5.95%       6.75%       7.16%
---------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less then one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual case flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives

Each portfolio (other than Money Market portfolio) may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, portfolios do not use derivatives as a primary investment technique and generally limits their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

               - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
               -    As a substitute for purchasing or selling securities
               - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (the "Code"), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio will generally not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value

--------------------------------------------------------------------------------
Share price

The net asset value per share
calculated on the day of
a transaction.
--------------------------------------------------------------------------------

Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

Each portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, each portfolio uses a security's fair value. All methods of determining the value of a security used by a portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by a portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, each portfolio relies upon securities prices provided by pricing services.

Each portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time a portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time a portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, each portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Each portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

--------------------------------------------------------------------------------

Since you may not directly
purchase shares of the
portfolios, you should read the
prospectus for your insurance
company's Variable Contract
to learn how to purchase a
Variable Contract based on
the portfolios.

--------------------------------------------------------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Variable Contracts or Qualified Plans may or may not allow you to allocate your investments in the Variable Contracts to all the portfolios described in this prospectus. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
                    - The sale of shares of a portfolio within a short period of time after the shares were purchased;
                    - Two or more purchases and redemptions within a short period of time; or
                    - A series of transactions that is indicative of a timing pattern or strategy.


The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class I Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolios' statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19072-00-0406
                                         (C)2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer America Income VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus


May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer America Income VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.


Portfolio

Strategic focus

America Income invests for as high a level of current income as is consistent with the preservation of capital. The portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.


Contents
Basic information about the portfolio ....................................    1
Common portfolio investment policies .....................................    8
Management ...............................................................    8
Distributions and taxes ..................................................    9
Shareholder information ..................................................   10


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer America Income
VCT Portfolio

Investment objective
As high a level of current income as is consistent with preservation of capital.


Principal investment strategies
Normally, the portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities. These securities include:

     - U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)


     - Obligations issued by or guaranteed as to payment of principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association
       (GNMA) certificates and Federal Housing Administration (FHA) debentures, for which the U.S. Treasury unconditionally guarantees payment of principal and interest.


     - Securities issued by an agency or instrumentality that are not guaranteed by the U.S. Treasury, such as securities issued by Federal National Mortgage Association (FNMA), which are supported by the right to borrow money from the U.S. Treasury under certain circumstances, or securities issued by the Federal Home Loan Bank, which are supported solely by the credit of the agency

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio may invest in securities of any maturity. Although the average dollar weighted maturity of the portfolio's assets may vary significantly, it generally will not exceed 20 years.



Mortgage-backed securities
The portfolio may invest in mortgage-backed securities issued by agencies or instrumentalities of the U.S. government. These securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real estate. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.


Repurchase agreements
Repurchase agreements are arrangements under which the portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the portfolio's purchase price, with the difference being income to the portfolio. The other party's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Repurchase agreements afford the portfolio an opportunity to earn income on temporarily available cash at low risk. However, in the event that the other party to the repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

"When-Issued" securities
The portfolio may purchase and sell securities, including GNMA certificates, on a when-issued or delayed delivery basis. These transactions arise when securities are purchased or sold by the portfolio with payment and delivery taking place at a fixed future date. The portfolio will not earn income on these securities until delivered. The portfolio may engage in these transactions when it believes they would result in a favorable price and yield for the security being purchased or sold. The market value of when-issued or delayed delivery transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date. There is also a risk that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the portfolio missing the opportunity to obtain a favorable price or yield elsewhere.

Pioneer Investment Management, Inc., the portfolio's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity and sector weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), and sector diversification.




In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Principal risks of investing in the portfolio

Even though the portfolio seeks a high level of current income and preservation of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:



     - Interest rates go up causing the value of the portfolio's investments to decline
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.


Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.


Mortgage derivatives held by the portfolio may have especially volatile prices and may have a disproportionate effect on the portfolio's share price.

Not all U.S. government securities are backed by the full faith and credit of the United States. Some agencies and instrumentalities, such as FNMA, are only supported by the right to borrow money from the U.S. Treasury under certain circumstances. Other agencies and instrumentalities, such as the Federal Home Loan Bank, are supported solely by the credit of the agency. The guarantee by the U.S. Treasury or agency or instrumentality of the U.S. government applies only to payment of principal and interest and does not extend to the market value of the security.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.



The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected.



The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.



Annual return Class II shares
(Year ended December 31)


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                           Year Ended December 31
--------------------------------------------------------------------------------------------------
                    '96     '97     '98      '99    '00     '01     '02     '03     '04     '05
--------------------------------------------------------------------------------------------------
Annual Return
Class II shares     1.04    8.17    7.88    -2.84   11.49   6.21    10.04   3.71    3.04    1.76
--------------------------------------------------------------------------------------------------




The highest calendar quarterly return was 4.96% (06/30/01 to 09/30/01).

The lowest calendar quarterly return was -2.47% (12/31/95 to 03/31/96).




Comparison with the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index


The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Lehman Brothers Government Bond Index and the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the GNMA, Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The performance of Class II shares for the period prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2005)

                                                                                                 Inception
                                                                                     Since         Date
                                               1 Year     5 Years     10 Years     Inception     (Class I)
-----------------------------------------------------------------------------------------------------------
Class II                                         1.76        4.92        4.96        5.09         3/1/95
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index            2.65        5.39        5.94        6.72              -
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Fixed-Rate Mortgage-Backed
Securities Index                                 2.61        5.44        6.17        6.76              -
-----------------------------------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio as a percentage of average daily net assets


                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.50%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.28%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   1.03%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                       Number of years you own your shares
                                     -------------------------------------------
                                        1         3         5          10
--------------------------------------------------------------------------------
Class II                              $105      $328      $569      $1,259
--------------------------------------------------------------------------------



Non-principal investment strategies and related risks
As discussed, the portfolio invests exclusively in U.S. government securities and repurchase agreements and "when-issued" commitments with respect to these securities.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Management


Portfolio management

Day-to-day management of the portfolio is the responsibility of Richard Schlanger. Mr. Schlanger is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Schlanger is a vice president. He joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.



Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is normally computed daily and aid monthly

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.




Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer America Income VCT Portfolio
Class II shares


                                                                                                                       5/1/03(a)
                                                                                      Year Ended     Year Ended           to
                                                                                       12/31/05       12/31/04         12/31/03
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $ 10.12        $  10.37        $    10.57
                                                                                    ---------------------------------------------
Increase from investment operations:
 Net investment income                                                                 $  0.39        $   0.41        $     0.21
 Net realized and unrealized loss on investments                                         (0.21)          (0.11)            (0.15)
                                                                                    ---------------------------------------------
  Net increase from investment operations                                              $  0.18        $   0.30        $     0.06
Distributions to shareowners:
 Net investment income                                                                   (0.45)          (0.55)            (0.26)
                                                                                    ---------------------------------------------
 Net decrease in net asset value                                                       $ (0.27)       $  (0.25)       $    (0.20)
                                                                                    ---------------------------------------------
 Net asset value, end of period                                                        $  9.85        $  10.12        $    10.37
                                                                                    ---------------------------------------------
Total return*                                                                             1.76%           3.04%             2.60%(b)
Ratio of net expenses to average net assets                                               1.08%           1.06%             1.01%**
Ratio of net investment income to average net assets                                      3.57%           3.29%             2.42%**
Portfolio turnover rate                                                                     23%             37%               34%**
Net assets, end of period (in thousands)                                               $21,351        $ 13,791        $    2,637
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             1.08%           1.06%             1.01%**
 Net investment income                                                                    3.57%           3.29%             2.42%**
---------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  The Portfolio began offering Class II shares to the public on May 1, 2003.

(b)  Not annualized.


Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.




Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.



The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.



Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.



Investments in shares of the portfolios

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.


Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset values" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

Pioneer Variable Contracts Trust


Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments (R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109


www.pioneerfunds.com                                               19073-00-0406
                                         (C)2006 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer AmPac Growth VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer AmPac Growth VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

AmPac Growth invests primarily in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer AmPac Growth VCT Portfolio

Investment objective
Long term capital growth.

Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

     o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
     o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.


The portfolio also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim, as described above.

In determining which issuers are eligible for inclusion in the portfolio, the subadviser relies largely on published annual geographic data provided by many multinational companies. However, many issuers don't separately report earnings by geographic source. As a result, the portfolio's subadviser also relies on discussions with officials of companies being considered for inclusion in the portfolio. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer has engaged
L. Roy Papp & Associates, LLP (Papp) to act as the portfolio's subadviser under Pioneer's supervision. The portfolio purchases equity securities that the subadviser believes have favorable prospects for capital appreciation because these securities are trading at prices that, in the subadviser's opinion, do not fully reflect their value relative to the market as a whole. The subadviser evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth. The subadviser follows a "buy and hold" strategy. Once a security is purchased, the portfolio ordinarily retains an investment so long as the subadviser continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. The subadviser does not attempt to time the market.

Principal risks of investing in the portfolio
Even though the portfolio seeks growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)
     o Growth stocks fall out of favor with investors
     o The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect
     o Securities of non-U.S. issuers fall out of favor with investors


The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

Risks of non-U.S. investments

Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political or social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return


Investing in the securities of U.S. issuers with substantial activities in the Pacific Rim may also involve many of these risks. The portfolio's emphasis on issuers with significant earnings, sales or assets in Pacific Rim countries outside the U.S. makes the portfolio more vulnerable to potential adverse economic or market developments affecting that region than would be the case for a portfolio investing in companies with broader geographic diversification of their businesses.


Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the fund has performed in the past. The portfolio's performance will vary from year to year.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class II on March 15, 2004. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


Annual return Class II shares
(Year ended December 31)

'05    1.19

The highest calendar quarterly return was 2.67% (06/30/05 to 09/30/05).

The lowest calendar quarterly return was -2.86% (12/31/04 to 03/31/05).

Comparison with the Russell 1000 Growth Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of large-cap U,S. growth stocks. Unlike the portfolio, the index is not managed and do not incur expenses. The table assumes:

     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2005)




                                            Since       Inception
                               1 Year     Inception       Date
-----------------------------------------------------------------
Class II                         1.19         1.44       3/15/04
-----------------------------------------------------------------
Russell 1000 Growth Index        5.26         6.16            -
-----------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                Class II
-----------------------------------------------------------------
Management Fee                                    0.75%
-----------------------------------------------------------------
Distribution and Service (12b-1) Fee              0.25%
-----------------------------------------------------------------
Other Expenses                                    5.62%
-----------------------------------------------------------------
Total Operating Expenses                          6.62%
-----------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(1)       -5.67%
-----------------------------------------------------------------
Net Expenses(1)                                   0.95%
-----------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                Number of years you own your shares
             ------------------------------------------
                1         3           5           10
-------------------------------------------------------
Class II      $97      $1,452      $2,764      $5,862
-------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of issuers that have substantial sales to, and significant income from, countries within the Pacific Rim.

This section and "Common portfolio investment practices" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities

The portfolio may invest up to 20% of its total assets in debt securities. The debt securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are rated investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Management

Investment adviser

Pioneer, the portfolio's investment adviser, oversees the portfolios' operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.


Investment subadviser

Papp, the portfolio's subadviser, is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2005, Papp's assets under management were approximately $561 million. Papp's main office is located at 6225 North 24th Street, Suite 150, Phoenix, AZ 85016.


Portfolio management
Day-to-day management of the portfolio is the responsibility of L. Roy Papp and Rosellen C. Papp, who have managed the fund since its commencement. L. Roy Papp and Rosellen C. Papp have been investment professionals since 1955 and 1981, respectively.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is normally computed daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Papp as compensation for Papp's subadvisory services to the portfolio.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer Am-Pac Growth VCT Portfolio
Class II shares



                                                                                 3/15/04 (a)
                                                                Year Ended           to
                                                                 12/31/05         12/31/04
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 10.14         $ 10.00
                                                                 -----------------------
Increase from investment operations:
 Net investment income                                           $  0.03         $  0.05
 Net realized and unrealized gain on investments                    0.09            0.09
                                                                 -----------------------
 Net increase from investment operations                         $  0.12         $  0.14
Distributions to shareowners:
 Net investment income                                             (0.04)              -
                                                                 -----------------------
 Net increase in net asset value                                 $  0.08         $  0.14
                                                                 -----------------------
 Net asset value, end of period                                  $ 10.22         $ 10.14
                                                                 -----------------------
Total return*                                                       1.19%           1.40%(b)
Ratio of net expenses to average net assets+                        0.95%           0.95%**
Ratio of net investment income to average net assets+               0.43%           1.40%**
Portfolio turnover rate                                               16%              7%
Net assets, end of period (in thousands)                         $ 1,872         $ 1,424
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       6.62%          15.01%**
 Net investment loss                                               (5.24)%        (12.68)%**
Ratios with waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.95%           0.95%**
 Net investment income                                              0.43%           1.40%**
--------------------------------------------------------------------------------------------



(a) The Portfolio commenced operations on March 15, 2004.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. Each portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management


Pioneer, the portfolios' investment adviser, oversees the portfolios' operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio's investments.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

The investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval.


Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are paid out of the portfolio's assets on an ongoing basis, over time they increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Since the portfolio may invest a significant portion of its assets in junk bonds, the portfolio may be more susceptible to such strategies. However, the policies and procedures outlined below to detect excessive trading activity were determined by the Board to be appropriate. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109


                                                                   19074-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Balanced VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus

May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Balanced VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Balanced invests for capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

Contents


Basic information about the portfolio .........    1
Common portfolio investment policies ..........    8
Management ....................................    8
Distributions and taxes .......................    9
Shareholder information .......................   10


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Balanced VCT Portfolio

Investment objectives
Capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

Principal investment strategies

For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt, equity interests in real estate investment trusts (REITs), and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities and preferred stocks. The portfolio's investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities, short term debt securities, cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.

Debt securities in which the portfolio invests may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.


The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation.


U.S. government securities
The portfolio may invest in U.S. government securities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks; supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.

Mortgage- and asset-backed securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

In selecting equity securities, Pioneer Investment Management, Inc., the portfolio's investment adviser, seeks securities selling at reasonable prices and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting equity investments include:


     o Favorable expected returns relative to perceived risk
     o Above average potential for earnings and revenue growth
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale


In selecting debt securities, Pioneer considers both broad economic factors and issuer specific factors. In assessing the appropriate maturity and sector weighting of the debt portion of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

In making portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


Portfolio turnover

The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the portfolio and its shareholders. See "Financial highlights" for actual annual turnover rate.



--------------------------------------------------------------------------------
Asset allocation
Pioneer allocates the portfolio's assets between equity and debt securities based on its assessment of current business, economic and market conditions. Normally, equity and debt securities each represent 35% to 65% of the portfolio's net assets.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth and current income, you could lose money on your investment or not make as much as if you invested elsewhere if:


     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o The portfolio's equity investments do not have the growth potential originally expected
     o Stocks selected for income do not achieve the same return as securities selected for capital growth


Risks of debt securities
The portfolio also has risks associated with investing in debt securities. The portfolio could underperform other investments if:


     o Interest rates go up causing the value of the portfolio to decline
     o The issuer of a debt security owned by the portfolio defaults on its obligation to pay principal or interest or has its credit rating downgraded
     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets

Risks of mortgage- and asset-backed securities and mortgage derivatives
Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Market segment risks
To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]



Annual return Class II shares
(Year ended December 31)


'96     13.42
'97     15.83
'98     -0.39
'99      2.28
'00      5.19
'01     -2.51
'02    -10.49
'03      18.8
'04      4.59
'05      3.73


The highest calendar quarterly return was 11.51 (03/31/03 to 06/30/03).


The lowest calendar quarterly return was -11.54 (06/30/02 to 09/30/02).


Comparison with the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset backed securities and commercial mortgage-based securities. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:


     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)



                                                                                            Inception
                                                                                Since         Date
                                          1 Year     5 Years     10 Years     Inception     (Class I)
-----------------------------------------------------------------------------------------------------
Class II                                    3.73        2.38        4.70          6.15       3/1/95
-----------------------------------------------------------------------------------------------------
S&P 500 Index                               4.91        0.54        9.07         10.72            -
-----------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index        2.43        5.87        6.16          6.91            -
-----------------------------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets

                                          Class II
--------------------------------------------------
Management Fee                              0.65%
--------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
--------------------------------------------------
Other Expenses                              0.29%
--------------------------------------------------
Total Operating Expenses                    1.19%
--------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


               Number of years you own your shares
             ---------------------------------------
                1         3         5          10
----------------------------------------------------
Class II      $121      $378      $654      $1,443
----------------------------------------------------



Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities and bonds to seek capital growth and current income.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments in below investment grade debt securities

Up to 10% of the portfolio's total assets may be invested in debt securities rated below investment grade, including convertible debt. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

More on rating criteria
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.


Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management

Day-to-day management of portfolio is the responsibility of co-managers Timothy Mulrenan (equity securities) and Richard Schlanger (fixed income securities). Mr. Mulrenan and Mr. Schlanger are supported by the fixed income team and the domestic equity team. Members of these teams manage other Pioneer funds that invest primarily in fixed income securities and U.S. equity securities, respectively. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Mulrenan is a vice president. He joined Pioneer in 1997 as an analyst and has managed portfolios since 1998. Mr. Schlanger is a vice president. He joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.


The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.



Pioneer Balanced VCT Portfolio
Class II shares


                                                                                                                5/1/03 (a)
                                                                                    Year Ended   Year Ended         to
                                                                                     12/31/05     12/31/04       12/31/03
---------------------------------------------------------------------------------------------------------------------------
                                                                                    $  14.38       $14.02       $ 12.67
Net asset value, beginning of period                                               ------------ ------------ --------------
Increase from investment operations:
 Net investment income                                                               $  0.19      $  0.22       $  0.14
 Net realized and unrealized gain on investments                                        0.34         0.42          1.40
                                                                                     ----------------------------------
  Net increase from investment operations                                            $  0.53      $  0.64       $  1.54
Distributions to shareholders:
 Net investment income                                                                 (0.24)       (0.28)        (0.19)
                                                                                     ----------------------------------
 Net increase in net asset value                                                     $  0.29      $  0.36       $  1.35
                                                                                     ----------------------------------
 Net asset value, end of period                                                      $ 14.67      $ 14.38       $ 14.02
                                                                                     ==================================
Total return*                                                                           3.73%        4.59%        12.17%(b)
Ratio of net expenses to average net assets+                                            1.19%        1.19%         1.11%**
Ratio of net investment income to average net assets+                                   1.37%        1.81%         1.12%**
Portfolio turnover rate                                                                   25%          30%           37%**
Net assets, end of period (in thousands)                                             $12,660      $10,452       $ 3,390
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                           1.19%        1.19%         1.11%**
 Net investment income                                                                  1.37%        1.81%         1.12%**
---------------------------------------------------------------------------------------------------------------------------



(a) The Portfolio began offering Class II shares to the public on May 1, 2003.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios assuming no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval.


Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------
Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109



                                                                   19075-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Bond VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus

May 1, 2006


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Bond VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. Secondarily, the portfolio seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Contents


Basic information about the portfolio ...................................    1
Common portfolio investment policies ....................................    8
Management ..............................................................    8
Distributions and taxes .................................................    9
Shareholder information .................................................   10


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Bond
VCT Portfolio

Investment objectives
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Principal investment strategies

The portfolio invests primarily in:


     - debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
     - debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper, and
     - cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.


Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.


In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer.


The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.


Pioneer Investment Management, Inc., the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objectives. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

--------------------------------------------------------------------------------
Investment grade securities

A debt security is considered investment grade if it is:
-    Rated BBB or higher at the time of purchase by Standard & Poor's Ratings
     Group;
- Rated the equivalent rating by a nationally recognized statistical rating organization; or
-    Determined to be of equivalent credit quality by Pioneer

Securities in the lowest category of investment grade are considered to have speculative characteristics.

--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Even though the portfolio seeks current income, you could lose money on your investment, or the portfolio could fail to generate current income, if:

     - Interest rates go up, causing the value of the portfolio's investments to decline
     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
     - To the extent that the portfolio invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004.

As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on July 21, 1987. The performance of the Class I shares of the portfolio for the past 10 calendar years includes the performance of the predecessor portfolio. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares
(Year ended December 31)

[The following data was represented as a bar chart in the printed material]

'95             17.87%
'96              0.54%
'97              8.41%
'98              8.90%
'99             -3.99%
'00             11.79%
'01              7.28%
'02              7.79%
'03              3.28%
'04              3.56%
'05              2.62%


The highest calendar quarterly return was 5.96% (03/31/95 to 06/30/95).

The lowest calendar quarterly return was -3.09% (12/31/95 to 03/31/96).


Comparison with the Lehman Brothers Aggregate Bond Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Lehman Brothers Aggregate Bond Index. This Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset Backed and Commercial Mortgage-Backed securities indices. Unlike the portfolio, the Index is not managed and does not incur expenses. The table assumes:

     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                                                Since          Inception
                                          1 Year     5 Years     10 Years     Inception           Date
-----------------------------------------------------------------------------------------------------------
Class I                                     2.62        4.88         4.92          6.54          07/21/87(1)
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index        2.43        5.87         6.16          7.77                 -
-----------------------------------------------------------------------------------------------------------


(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization of the predecessor portfolio. The predecessor portfolio commenced operations on July 21, 1987.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                         Class I
Management Fee                                                             0.50%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.33%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.83%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                      -0.21%
--------------------------------------------------------------------------------
Net Expenses(1)                                                            0.62%
--------------------------------------------------------------------------------

(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                    Number of years you own your shares
                            ----------------------------------------------------
                                1            3            5            10
--------------------------------------------------------------------------------
Class I                        $63          $244         $440        $1,006
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in a broad range of investment grade debt securities to provide current income with due regard for preservation of capital and prudent investment risk.

This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More information about the portfolio's investments in debt securities
U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

     - the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     - the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
     -    the limited authority of the issuer to borrow from the U.S. Treasury;
          or
     -    only the credit of the issuer.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid, but remain subject to prepayment risk, which would be a loss of any expected interest payments, even though there is no default on the underlying financial asset. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality.

If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.

Investments in below investment grade securities

The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. The portfolio may invest in debt securities rated "D" or better.


Investments in non-U.S. securities
The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. corporate issuers and in debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential to provide income and capital gains compared to U.S. securities. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers (non-U.S. issuers does not include Canadian issuers). Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer Bond VCT Portfolio
Class I Shares

                                                                          For the Year ended December 31,
                                                              --------------------------------------------------------
                                                                2005      2004 (a)      2003        2002        2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.61     $ 11.24     $ 11.39     $ 11.12     $ 10.92
                                                              -------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment income                                        $  0.59     $  0.44     $  0.46     $  0.52     $  0.59
 Net realized and unrealized gain (loss) on investments         (0.29)      (0.04)      (0.09)       0.35        0.20
                                                              -------------------------------------------------------
   Net increase from investment operations                    $  0.30     $  0.40     $  0.37     $  0.87     $  0.79
Distributions to shareowners:
 Net investment income                                          (1.12)      (0.03)      (0.52)      (0.60)      (0.59)
                                                              -------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.82)    $  0.37     $ (0.15)    $  0.27     $  0.20
                                                              -------------------------------------------------------
Net asset value, end of period                                $ 10.79     $ 11.61     $ 11.24     $ 11.39     $ 11.12
                                                              =======================================================
Total return*                                                    2.62%       3.56%       3.28%       7.79%       7.28%
Ratio of net expenses to average net assets                      0.62%       0.89%       0.86%       0.84%       0.82%
Ratio of net investment income to average net assets             4.48%       3.61%       3.79%       4.87%       5.56%
Portfolio turnover rate                                            31%         57%         56%         87%        133%
Net assets, end of period (in thousands)                      $33,332     $45,793     $51,565     $51,201     $44,847
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    0.83%       0.89%       0.86%       0.84%       0.82%
 Net investment income                                           4.27%       3.61%       3.79%       4.87%       5.56%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                    0.62%       0.89%       0.86%       0.84%       0.82%
 Net investment income                                           4.48%       3.61%       3.79%       4.87%       5.56%
----------------------------------------------------------------------------------------------------------------------


(a) Effective August 2, 2004, PIM became the sub-advisor of the portfolio and subsequently became the portfolio's advisor on December 10, 2004.


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objectives.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or and order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.

You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19076-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                Member SIPC

Pioneer Core Bond VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Core Bond VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Core Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. Secondarily, the portfolio seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Contents


Basic information about the portfolio .........    1
Common portfolio investment policies ..........    7
Management ....................................    8
Distributions and taxes .......................    9
Shareholder information .......................   10


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Core Bond
VCT Portfolio

Investment objectives
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.

Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in:

     o debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
     o debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper, and
     o cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.

In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The portfolio may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

The portfolio may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include mortgage-related derivative securities such as collateralized mortgage obligations (CMOs). The holder of an interest in a collateralized mortgage obligation is entitled to receive specified cash flows from a pool of mortgages. Depending upon the category of collateralized mortgage obligation purchased, the holder may be entitled to payment before the cash flow from the pool is used to fund other collateralized mortgage obligations or, alternatively, the holder may be paid only after the cash flow has been used to fund other collateralized mortgage obligations first.

Pioneer, the portfolio's investment adviser, considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs fundamental research and due diligence to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research.

--------------------------------------------------------------------------------
Investment grade securities
A debt security is considered investment grade if it is:

     o Rated BBB or higher at the time of purchase by Standard & Poor's Ratings Group;
     o Rated the equivalent rating by a nationally recognized statistical rating organization; or
     o Determined to be of equivalent credit quality by Pioneer
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Even though the portfolio seeks current income, you could lose money on your investment, or the portfolio could fail to generate current income, if:

     o Interest rates go up, causing the value of the portfolio's investments to decline
     o The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
     o To the extent that the portfolio invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

To the extent the portfolio invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.


Investments in below investment grade securities
The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.


The portfolio's past performance
Since the portfolio is newly organized, it does not disclose any performance information. The portfolio's performance will vary from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                           Class II
Management Fee                                0.50%
----------------------------------------------------
Distribution and Service (12b-1) Fee          0.25%
----------------------------------------------------
Other Expenses                                9.35%
----------------------------------------------------
Total Operating Expenses                     10.10%
----------------------------------------------------
Fee Waiver and Expense Limitation(1)         -9.25%
----------------------------------------------------
Net Expenses(1)                               0.85%
----------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.85% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                Number of years you own your shares
             ------------------------------------------
                1         3           5           10
-------------------------------------------------------
Class II      $87      $2,085      $3,884      $7,638
-------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in a broad range of investment grade debt securities to provide current income with due regard for preservation of capital and prudent investment risk.

This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More information about the portfolio's investments in debt securities
U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:

     o the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
     o the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA);
     o the limited authority of the issuer to borrow from the U.S. Treasury; or
     o only the credit of the issuer.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid, but remain subject to prepayment risk, which would be a loss of any expected interest payments, even though there is no default on the underlying financial asset. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality.


If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objectives and policies.


Investments in non-U.S. securities
The portfolio may invest up to 15% of its total assets in equity and debt securities of non-U.S. corporate issuers and in debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential to provide income and capital gains compared to U.S. securities. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers (non-U.S. issuers does not include Canadian issuers). Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He is a senior vice president and director of fixed income at Pioneer. Mr. Taubes joined Pioneer in September 1998 and has been an investment professional since 1982.


The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.50% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal year ended December 31, 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer Core Bond VCT Portfolio
Class II shares



                                                                 7/15/05(a)
                                                                     to
                                                                  12/31/05
--------------------------------------------------------------------------------
                                                                 $ 10.00
Net asset value, beginning of period                             -------
Increase (decrease) from investment operations:
 Net investment income                                           $ 0.16
 Net realized and unrealized loss on investments                   (0.12)
                                                                 -------
   Net increase in net assets from investment operations         $  0.04
                                                                 -------
Distributions to shareowners:
 Net investment income                                             (0.16)
                                                                 --------
Net decrease in net asset value                                  $ (0.12)
                                                                 --------
Net asset value, end of period                                   $  9.88
                                                                 ========
Total return*                                                       0.42%(b)
Ratio of net expenses to average net assets                         0.85%**
Ratio of net investment income to average net assets                3.57%**
Portfolio turnover rate                                                7%(b)
Net assets, end of period (in thousands)                          $  994
Ratios with no waiver of management fees and assumption of
 expenses by PIM
 Net expenses                                                      10.10%**
 Net investment loss                                               (5.68)%**
--------------------------------------------------------------------------------



(a) The Portfolio commenced operations on July 15, 2005.

(b) Not annualized.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objectives.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986,as amended (the "Code"), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the SAI and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

Pioneer Variable Contracts Trust


Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109


                                                                   19077-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Cullen Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Cullen Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations, tax considerations, and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Cullen Value seeks capital appreciation by investing primarily in equity securities of medium- and large-capitalization companies. Secondarily, the portfolio may seek income.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   6
Management ....................................   6
Distributions and taxes .......................   7
Shareholder information .......................   8


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Cullen Value
VCT Portfolio

Investment objective
Capital appreciation. Current income is a secondary objective.

Principal investment strategies

The portfolio invests primarily in equity securities. The portfolio may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the portfolio will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs), exchange-traded funds (ETFs) that invest primarily in equity securities and preferred stocks.

Investments in non-U.S. securities The portfolio may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the portfolio's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

The portfolio uses a "value" style of management. Pioneer Investment Management, Inc. ("Pioneer"), the portfolio's investment adviser, has engaged Cullen Capital Management LLC (the "subadviser") to act as the portfolio's subadviser under Pioneer's supervision. Using this investment style, the subadviser seeks securities selling at substantial discounts to their underlying values. The subadviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, the subadviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. The subadviser also considers a security's potential to provide current income. The subadviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:


     - a below average price/earnings ratio as compared to that of the Standard & Poor's ("S&P") 500 Stock Index; and

     - above average projected earnings growth as compared to that of the S&P 500 Stock Index

The subadviser generally sells a portfolio security when it believes that the security's market value reflects its underlying value. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.


Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation and, secondarily, current income, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down (this risk may be greater in the short term)
     -    Large, mid-size or value stocks fall out of favor with investors
     - The portfolio's assets remain undervalued or do not have the potential value originally expected


The fund may invest in fewer than 40 securities and, as a result, the fund's performance may be more volatile than the performance of funds holding more securities.


The portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in earnings results and investor expectations
     -    Have more limited product lines and capital resources

     -    Experience sharper swings in market values
     - Be harder to sell at the times and prices the subadviser thinks appropriate
     -    Offer greater potential for gain and loss

Risks of non-U.S. investments

Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio's past performance
Since the portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The portfolio's performance will vary from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
Management Fee                                                             0.70%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             4.76%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   5.71%
--------------------------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                                      -4.71%
--------------------------------------------------------------------------------
Net Expenses(1)                                                            1.00%
--------------------------------------------------------------------------------

(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                       Number of years you own your shares
                              --------------------------------------------------
                                        1          3           5           10
--------------------------------------------------------------------------------
Class II                               $102      $1,281      $2,444      $5,279
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities.


This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goals. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt securities
The portfolio may invest up to 10% of its total assets in debt securities of U.S. and non-U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives of capital appreciation and, secondarily, current income, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Management

Investment adviser
Pioneer, the portfolio's investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.

Investment subadviser

Cullen Capital Management LLC ("Cullen"), the portfolio's subadviser, is an investment advisory firm that was established in 1982. As of December 31, 2005, Cullen had approximately $580 million of net assets under management. Cullen is located at 645 Fifth Avenue, New York, New York 10022.


Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of James P. Cullen (lead manager), President of Cullen (since 2000), John C. Gould, Executive Vice President of Cullen (since 2000) and Brooks H. Cullen, Vice President of Cullen (since 2000).

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.70% of the portfolio's average daily net assets up to $1 billion and 0.60% of the portfolio's average daily net assets over $1 billion. The fee is computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal year ended December 31, 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer Cullen Value VCT Portfolio
Class II shares

                                                                     3/18/05 (a)
                                                                         to
                                                                      12/31/05
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 10.00
                                                                     -------
Increase from investment operations:
 Net investment income                                               $  0.04
 Net realized and unrealized gain on investments                        0.95
                                                                     -------
   Net increase from investment operations                           $  0.99
                                                                     -------
 Net increase in net asset value                                     $  0.99
                                                                     -------
 Net asset value, end of period                                      $ 10.99
                                                                     =======
Total return*                                                           9.90%(b)
Ratio of net expenses to average net assets                             1.00%**
Ratio of net investment income to average net assets                    1.13%**
Portfolio turnover rate                                                   34%(b)
Net assets, end of period (in thousands)                             $ 4,523
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           5.71%**
 Net investment loss                                                   (3.58)%**
--------------------------------------------------------------------------------

(a)  Class II shares were first publicly offered on March 18, 2005.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

(b)  Not Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolio are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objectives. The portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives
The portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits its use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent the subadviser believes it does not prevent the portfolio from seeking its investment objectives.

Management
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission (SEC) that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval.


Distribution plan
The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and will elect to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset values
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of the portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently do not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for its Variable Contracts or that the portfolio may offer its shares to Qualified Plans.

Nevertheless, the portfolio's trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or the adviser for losses incurred by the portfolio or the adviser as a result of such action.

Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset values" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject or cancel any purchase order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected or cancelled will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected or cancelled order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust
Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19078-00-0406
www.pioneerfunds.com                    (C) 2006 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Emerging Markets VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Emerging Markets VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Emerging Markets invests primarily in emerging market issuers for long-term growth of capital.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Emerging Markets VCT Portfolio

Investment objective
Long-term growth of capital.

Principal investment strategies
The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in securities of emerging market issuers.


The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the fund may invest in other emerging countries.


For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, preferred stocks, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for long-term revenue, earnings and cash flow growth. Pioneer employs qualitative analysis, quantitative techniques, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. In addition to analyzing specific securities, Pioneer determines the relative attractiveness of investing in different emerging markets. In assessing the investment potential of each country, Pioneer considers economic growth prospects, monetary conditions, political risks, currency risk, capital flows and other factors. Factors Pioneer looks for in selecting investments include:


     o Issuers in countries expected to have economic and market environments that will be positive
     o Favorable expected returns relative to perceived risk
     o Companies expected to benefit from long-term trends in the economy
     o Low market valuations relative to expected earnings, assets, cash flow and revenues
     o Turnaround potential for companies that have been through difficult periods
     o Management with demonstrated ability and commitment to the company
     o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

--------------------------------------------------------------------------------
Emerging market issuers
An emerging market issuer:

     o Is organized under the laws of an emerging market country;
     o Has a principal office in an emerging market country; or
     o Derives at least 50% of its gross revenues or profits from goods or services produced in emerging markets or sales made in emerging markets.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

An investment in the portfolio involves a substantial degree of risk. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o Stock markets of emerging market countries go down or perform poorly relative to other investments (this risk may be greater in the short term)

     o Securities of emerging market issuers or value stocks fall out of favor with investors

     o The portfolio's investments remain undervalued or do not have the potential value initially expected

Risks of non-U.S. issuers
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent the portfolio invests significantly in one region or country. These risks may include:


     o Less information about emerging market issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many emerging markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's investments at times, in amounts and at prices it considers reasonable

     o The possibility that a counterparty may not complete a currency or securities transaction

     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of emerging market countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
     o The portfolio could experience a loss from settlement and custody practices in some emerging markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on October 30, 1998. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares

(Year ended December 31)


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE ORIGINAL MATERIAL.]

 '99       '00      '01       '02        '03       '04      '05

78.30    -34.12    -7.37     -1.42      57.87     18.73    37.60


The highest calendar quarterly return was 51.97% (09/30/99 to 12/31/99).

The lowest calendar quarterly return was -17.90% (03/31/02 to 06/30/02).

Comparison with the Morgan Stanley Capital International (MSCI) Emerging Markets Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the MSCI Emerging Markets Index. This index is an unmanaged, capitalization-weighted measure of securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period

     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2005)



                                                                        Inception
                                                            Since         Date
                                   1 Year     5 Years     Inception     (Class I)
----------------------------------------------------------------------------------
Class II                            37.60       18.67         16.01       10/30/98
----------------------------------------------------------------------------------
MSCI Emerging Markets Index         34.54       19.44         16.54              -
----------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                         Class II
Management Fee                              1.15%
-------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
-------------------------------------------------
Other Expenses                              0.59%
-------------------------------------------------
Total Operating Expenses                    1.99%
-------------------------------------------------



Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                Number of years you own your shares
             -----------------------------------------
                1         3          5           10
------------------------------------------------------
Class II      $202      $624      $1,073      $2,317
------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in securities of emerging market issuers to seek long-term growth of capital.


This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than equity securities of emerging market issuers
The portfolio may invest up to 20% of its total assets in equity and debt securities of corporate or government issuers in any developed country (other than the U.S.) and short-term debt securities for cash management purposes. Short-term investments normally include high-quality commercial paper, certificates of deposit and other bank-related investments, U.S. and non-U.S. government obligations and repurchase agreements.


The portfolio may also invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries. The portfolio may invest in debt securities of any quality or maturity. The portfolio may not invest more than 10% of its net assets in debt securities rated below investment grade or in unrated securities of comparable quality. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. The fund may invest in debt securities rated "D" or better, or comparable unrated securities.


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts who specialize in emerging market equity securities. Members of this team manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 1.15% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Emerging Markets VCT Portfolio
Class II shares


                                                                          Year Ended December 31,
                                                    -----------------------------------------------------------------
                                                        2005          2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 20.33       $ 17.26       $ 10.98       $ 11.19       $ 12.08
                                                      ---------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                $  0.15       $  0.16       $  0.12       $  0.02       $  0.09
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions          7.46          3.04          6.21         (0.17)        (0.98)
                                                      ---------------------------------------------------------------
   Net increase (decrease) from investment
    operations                                        $  7.61       $  3.20       $  6.33       $ (0.15)      $ (0.89)
Distributions to shareholders:
 Net investment income                                  (0.10)        (0.13)        (0.05)        (0.06)           --
                                                      ---------------------------------------------------------------
 Net increase (decrease) in net asset value           $  7.51       $  3.07       $  6.28       $ (0.21)      $ (0.89)
                                                      ---------------------------------------------------------------
 Net asset value, end of period                       $ 27.84       $ 20.33       $ 17.26       $ 10.98       $ 11.19
                                                      ---------------------------------------------------------------
Total return*                                           37.60%        18.73%        57.87%        (1.42)%       (7.37)%
Ratio of net expenses to average net assets+             1.97%         1.99%         1.99%         1.99%         1.90%
Ratio of net investment income to average
 net assets+                                             0.70%         0.88%         1.04%         0.28%         1.05%
Portfolio turnover rate                                    74%           66%           79%          124%          175%
Net assets, end of period (in thousands)              $44,026       $30,347       $26,537       $ 8,852       $ 7,861
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                            1.99%         2.11%         2.65%         3.11%         4.12%
 Net investment income (loss)                            0.68%         0.76%         0.38%        (0.84)%       (1.17)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                            1.97%         1.99%         1.99%         1.99%         1.90%
 Net investment income                                   0.70%         0.88%         1.04%         0.28%         1.05%
---------------------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the fund's trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. The use of this method is intended to reduce the opportunities for market timers who seek to take advantage of time zone differences between the U.S. and non-U.S. markets. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in shares of the portfolios

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------


Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.


The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[Logo] PIONEER
       Investments(R)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19079-00-0406
                                         (C)2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Equity Income VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class I Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Equity Income VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Equity Income invests in a portfolio consisting primarily of income producing equity securities of U.S. corporations for current income and long-term capital growth.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   6
Management ....................................   6
Distributions and taxes .......................   7
Shareholder information .......................   7


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Equity Income
VCT Portfolio

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in income producing equity securities of U.S. issuers.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     -    Favorable expected returns relative to perceived risk
     -    Management with demonstrated ability and commitment to the company
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     -    Good prospects for dividend growth

Principal risks of investing in the portfolio
Even though the portfolio seeks current income and long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     -    Value stocks fall out of favor with investors

     - The portfolio's investments remain undervalued or do not have the potential value originally expected

     - Stocks selected for income do not achieve the same return as securities selected for capital appreciation

     -    Interest rates or inflation increases

Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE ORIGINAL MATERIAL.]

Annual return Class I shares
(Year ended December 31)

 '96      '97      '98      '99       '00     '01       '02     '03      '04     '05
15.19    35.23    21.80     1.21     14.85   -6.97    -15.82   22.61    16.39    5.72


The highest calendar quarterly return was 15.04% (09/30/98 to 12/31/90)

The lowest calendar quarterly return was -17.01% (06/30/02 to 09/30/02)


Comparison with the Russell 1000 Value Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 1000 Value Index. This index is measures the performance of large-cap U.S. value stocks. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                                    Since       Inception
                              1 Year     5 Years     10 Years     Inception       Date
----------------------------------------------------------------------------------------
Class I                         5.72        3.39        10.05        11.40        3/1/95
----------------------------------------------------------------------------------------
Russell 1000 Value Index        7.05        5.28        10.94        12.56             -
----------------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class I
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                             0.06%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.71%
--------------------------------------------------------------------------------

Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                       -----------------------------------------
                                              1        3         5         10
--------------------------------------------------------------------------------
Class I                                      $73      $227      $395      $883
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities
The portion of the portfolio's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of current income and long-term capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Management


Portfolio management

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Equity Income VCT Portfolio
Class I shares


                                                   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                                    12/31/05     12/31/04     12/31/03     12/31/02      12/31/01
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  20.58     $  18.09     $  15.11     $  18.40      $  21.28
                                                   -------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                             $   0.51     $   0.44     $   0.41     $   0.42      $   0.40
 Net realized and unrealized gain (loss) on
  investments                                          0.66         2.49         2.96        (3.30)        (1.86)
                                                   -------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                      $   1.17     $   2.93     $   3.37     $  (2.88)     $  (1.46)
Distributions to shareowners:
 Net investment income                                (0.50)       (0.44)       (0.39)       (0.41)        (0.36)
 Net realized gain                                        -            -            -            -         (1.06)
                                                   -------------------------------------------------------------
  Net increase (decrease) in net asset value       $   0.67     $   2.49     $   2.98     $  (3.29)     $  (2.88)
                                                   -------------------------------------------------------------
Net asset value, end of period                     $  21.25     $  20.58     $  18.09     $  15.11      $  18.40
                                                   =============================================================
Total return*                                          5.72%       16.39%        0.86%      (15.82)%       (6.97)%
Ratio of net expenses to average net assets+           0.71%        0.72%        0.78%        0.80%         0.75%
Ratio of net investment income to average
 net assets+                                           2.56%        2.40%        2.55%        2.48%         2.07%
Portfolio turnover rate                                  22%          19%          12%          12%           13%
Net assets, end of period (in thousands)           $232,249     $188,234     $155,634     $133,258      $164,019
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                          0.71%        0.72%        0.78%        0.80%         0.75%
 Net investment income                                 2.56%        2.40%        2.55%        2.48%         2.07%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                          0.71%        0.72%        0.78%        0.80%         0.75%
 Net investment income                                 2.56%        2.40%        2.55%        2.48%         2.07%
----------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives

The portfolio may use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices or interest rates

     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended ("the Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.


Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------


The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a

Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19080-00-0406
www.pioneerfunds.com                     (C)2006 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

Pioneer Equity Income VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Equity Income VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.


No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.


Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio


Strategic focus


Equity Income invests in a portfolio consisting primarily of income producing equity securities of U.S. corporations for current income and long-term capital growth.


Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   6
Management ....................................   6
Distributions and taxes .......................   7
Shareholder information .......................   8


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Equity Income
VCT Portfolio

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.



Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in income producing equity securities of U.S. issuers.


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:



     o Favorable expected returns relative to perceived risk
     o Management with demonstrated ability and commitment to the company
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Good prospects for dividend growth



Principal risks of investing in the portfolio
Even though the portfolio seeks current income and long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:



     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o Value stocks fall out of favor with investors

     o The portfolio's investments remain undervalued or do not have the potential value originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital appreciation

     o Interest rates or inflation increases



Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.



The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.



Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on September 14, 1999 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after September 14, 1999, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.



[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Annual return Class II shares
(Year ended December 31)


'96    14.90
'97    34.80
'98    20.25
'99    -0.44
'00    14.49
'01    -7.15
'02   -16.05
'03    22.27
'04    16.04
'05     5.52


The highest calendar quarterly return was 14.97% (09/30/98 to 12/31/98).


The lowest calendar quarterly return was -17.05% (06/30/02 to 09/30/02).



Comparison with the Russell 1000 Value Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 1000 Value Index. This index measures the performance of large-cap U.S. value stocks. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on September 14, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.



Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2005)



                                                                              Inception
                                                                  Since          Date
                              1 Year     5 year    10 Years     Inception     (Class I)
----------------------------------------------------------------------------------------
Class II                        5.52       3.14        9.50         10.86       3/01/95
----------------------------------------------------------------------------------------
Russell 1000 Value Index        7.05       5.28       10.94         12.56             -
----------------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets




                                        Class II
Management Fee                              0.65%
-------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
-------------------------------------------------
Other Expenses                              0.06%
-------------------------------------------------
Total Annual Operating Expenses             0.96%
-------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.



Although your actual costs may be higher or lower, under these assumptions your costs would be:




              Number of years you own your shares
             --------------------------------------
               1         3         5          10
---------------------------------------------------
Class II      $98      $306      $531      $1,178
---------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio primarily invests in income producing equity securities of U.S. corporations to seek current income and long-term capital growth.



This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Debt securities
The portion of the portfolio's assets not invested in equity securities may be invested in debt securities of corporate and government issuers. Most of the debt securities the portfolio acquires are expected to be securities convertible into common stocks. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 10% of its net assets in below investment grade debt securities, including convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of current income and long-term capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.



Management


Portfolio management
Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.


The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.



A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.




Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operation in 2002. The annual report is available upon request.


Pioneer Equity Income VCT Portfolio
Class II shares





                                                                          For the year ended December 31
                                                          --------------------------------------------------------------
                                                              2005         2004        2003         2002         2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  20.68      $ 18.19     $ 15.18     $  18.49      $ 21.37
Increase (decrease) from investment operations:
 Net investment income                                     $   0.45      $  0.36     $  0.32     $   0.31      $  0.34
 Net realized and unrealized gain (loss) on investments        0.68         2.53        3.02        (3.25)       (1.84)
  Net increase (decrease) from investment operations       $   1.13      $  2.89     $  3.34     $  (2.94)     $ (1.50)
Distributions to shareholders:
 Net investment income                                        (0.44)       (0.40)      (0.33)       (0.37)       (0.32)
 Net realized gain                                                -            -           -            -        (1.06)
  Net increase (decrease) in net asset value               $   0.69      $  2.49     $  3.01     $  (3.31)     $ (2.88)
Net asset value, end of period                             $  21.37      $ 20.68     $ 18.19     $  15.18      $ 18.49
Total return*                                                  5.52%       16.04%      22.27%      (16.05)%      (7.15)%
Ratio of net expenses to average net assets+                   0.96%        0.98%       1.02%        1.07%        1.02%
Ratio of net investment income to average net assets+          2.32%        2.16%       2.29%        2.25%        1.77%
Portfolio turnover rate                                          22%          19%         12%          12%          13%
Net assets, end of period (in thousands)                   $127,459      $93,691     $60,355     $ 27,084      $17,948
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                   0.96%       0.98%       1.02%        1.07%        1.02%
 Net investment income                                          2.32%       2.16%       2.29%        2.25%        1.77%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                   0.95%       0.98%       1.02%        1.07%        1.02%
 Net investment income                                          2.33%       2.16%       2.29%        2.25%        1.77%



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies
Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.



Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.



Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.



The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.



Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.


In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.



Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.



Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Since you may not directly purchases shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------


Investments in shares of the portfolios Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.


The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans.

Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.



Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.



Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.


The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares



You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.



You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-201-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[Logo] PIONEER
       Investments(R)



Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109



                                                                   19081-00-0406
                                         (C)2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Equity Opportunity VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Equity Opportunity VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations, tax considerations, and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Equity Opportunity seeks long-term capital growth by investing primarily in equity securities of U.S. issuers. Secondarily, the portfolio may seek income.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   8
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Equity Opportunity VCT Portfolio

Investment objectives

Long-term capital growth. As a secondary objective, the portfolio may seek income. The portfolio's trustees may change the portfolio's investment objectives without shareholder approval.


Principal investment strategies

The portfolio seeks to achieve its objectives by investing at least 80% of its net assets (plus the amount of borrowing, if any, for investment purposes) in equity securities. The portfolio invests the majority of its assets in equity securities of U.S. issuers. The portfolio may invest in issuers of any capitalization. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in equity securities.

For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks. The portfolio's investment approach may result in significant investment in securities of small and mid cap issuers.


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values, while also benefiting from their incremental yields. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income.

Factors Pioneer looks for in selecting equity investments include:

     -    Favorable expected returns relative to perceived risk
     -    Management with demonstrated ability and commitment to the company
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Convertible Securities
The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. The portfolio's investments in convertible bonds will not exceed 25% of its total assets. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Debt Securities

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objectives.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio's portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities.

The portfolio's fixed income investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

High Yield Securities
The portfolio may invest up to 20% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.


A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. The portfolio may invest in debt securities rated "D" or better, or comparable unrated securities.


Principal risks of investing in the portfolio
You could lose money on your investment or not make as much as if you invested elsewhere if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     - Mid or small cap stocks or value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected

     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Risks of small- and mid-size companies
The portfolio also has risks associated with investing in small-size and mid-size companies. Compared to large companies, small-size and mid-size companies, and the market for their equity securities, are likely to:


     - Be more sensitive to changes in earnings results and investor expectations
     -    Have more limited product lines and capital resources
     -    Experience sharper swings in market values
     -    Be harder to sell at the times and prices Pioneer thinks appropriate
     -    Offer greater potential for loss


Risks of debt securities and convertible securities
You could also lose money on your investment or not make as much as if you invested elsewhere if:


     - Interest rates go up, causing the value of debt securities in the portfolio to decline
     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down


Investment in high yield securities involves substantial risk of loss
These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     -    Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


The portfolio may hold a material percentage of the outstanding debt securities of certain high yield issuers. This practice may adversely impact the liquidity and market value of these investments.


Potential Conflicts of Interests

The portfolio's portfolio manager also manages high yield bond portfolios. Pioneer anticipates that the portfolio may invest in the equity or debt securities of issuers whose securities are held by these high yield portfolios. Although Pioneer will only make investments that it determines are appropriate for the portfolio, the portfolio's investments in the securities of these high yield issuers may be financially beneficial to these issuers or may favorably impact the market value of their debt securities, indirectly benefiting the high yield portfolios managed by Pioneer. Pioneer has established procedures to monitor such potential conflicts of interest.


--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------


Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.


The portfolio's past performance
Since the portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The portfolio's performance will vary from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                    Class II
------------------------------------------------------------
Management Fee                                         0.75%
------------------------------------------------------------
Distribution and Service (12b-1) Fee                   0.25%
------------------------------------------------------------
Other Expenses                                        37.61%
------------------------------------------------------------
Total Operating Expenses                              38.61%
------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                 -37.36%
------------------------------------------------------------
Net Expenses(1)                                        1.25%
------------------------------------------------------------



(1) The expenses in the table above reflect the expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.25% of the average daily net assets. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                        Number of years you own your shares
                       -------------------------------------
                            1        3         5        10
------------------------------------------------------------
Class II                  $127    $5,672    $8,117    $9,794
------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of U.S. companies.

This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. The portfolio's non-principal investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Non-U.S. securities
The portfolio may invest up to 10% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including securities of emerging markets issuers.

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Management

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Margaret
D. Patel. Ms. Patel is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in June and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal year ended December 31, 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer Equity Opportunity VCT Portfolio
Class II shares



                                                                           3/18/05(a)
                                                                              to
Class II                                                                   12/31/05
-------------------------------------------------------------------------------------
                                                                           $10.00
Net asset value, beginning of period                                       ------
Increase from investment operations:
 Net investment income                                                     $ 0.07
 Net realized and unrealized gain on investments                             0.71
                                                                           ------
   Net increase from investment operations                                 $ 0.78
                                                                           ------
Net increase in net asset value                                            $ 0.78
                                                                           ------
Net asset value, end of period                                             $10.78
                                                                           ======
Total return*                                                                7.80%(b)
Ratio of net expense to average net assets                                   1.25%**
Ratio of net investment income to average net assets                         1.05%**
Portfolio turnover rate                                                         3%(b)
Net assets, end of period (in thousands)                                   $  314
Ratios with no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                               38.61%**
 Net investment loss                                                       (36.32)%**
-------------------------------------------------------------------------------------



(a)  Class II shares were first publicly offered on March 18, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized
(b)  Not annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common Portfolio Investment Policies

Some policies of the portfolio are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial Highlights" for actual turnover rates.


Derivatives

The portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objectives.

Management

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.


Distribution plan
The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and will elect to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.


Shareholder information


Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased.

Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of any portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or the adviser for losses incurred by the portfolio or the adviser as a result of such action.

Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     - A series of transactions that is indicative of a timing pattern or strategy.


The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset values" in the prospectus.


While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject or cancel any purchase order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected or cancelled will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected or cancelled order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                    Notes

                                    Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19082-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Europe VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Europe VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.


No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.


Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio


Strategic focus


Europe invests in equity securities of European issuers for long-term growth of capital.


Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Europe
VCT Portfolio

Investment objective
Long-term growth of capital.



Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of European issuers. The portfolio's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The portfolio may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the portfolio will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

Equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The portfolio may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

The portfolio may invest in the securities of companies domiciled in any European country. European countries are those countries located west of the Urals, including but not limited to Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of European issuers.

The portfolio uses a "growth" style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks, Pioneer Investment Management, Inc., the portfolio's investment adviser, employs quantitative analysis, due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o Market leadership in a company's primary products or services
     o Issuer has strong growth characteristics relative to its competitors
     o Favorable expected returns relative to perceived risk


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

--------------------------------------------------------------------------------

     European issuers
     A European issuer:


     o Is organized and has a principal business office in a European country;
       or
     o Derives at least 50% of its total revenue from business transacted in Europe
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Even though the portfolio seeks long-term capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o European stock markets go down, or perform poorly relative to U.S. markets (this risk may be greater in the short term)
     o Securities of European issuers or growth stocks fall out of favor with investors
     o Mid- to large-capitalization stocks fall out of favor with investors
     o The portfolio's investments do not have the growth potential originally expected

The portfolio generally invests in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of funds holding more securities.


Risks of non-U.S. investments
Investing in developed European issuers involves unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the portfolio invests a significant portion of its investments in one European region. These risks may include:


     o Less information about some European issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many European markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o The possibility that a counterparty may not complete a currency or securities transaction
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of European countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic Monetary Union (EMU) and a single European currency may increase the volatility of European markets


Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.



The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.



The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.



Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on October 30, 1998. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on January 2, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after January 2, 2001, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Annual return Class II shares
(Year ended December 31)


'99      28.08
'00     -18.72
'01     -23.44
'02     -19.06
'03      32.92
'04      18.20
'05       7.81




The highest calendar quarterly return was 28.80% (09/30/99 to 12/31/99).


The lowest calendar quarterly return was -22.49% (06/30/02 to 09/30/02).



Comparison with the Morgan Stanley Capital International (MSCI) Europe Index The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the MSCI Europe Index. This index is a widely recognized capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far
East) Index. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on January 2, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2005)




                                                            Inception
                                                Since         Date
                       1 Year     5 Years     Inception     (Class I)
---------------------------------------------------------------------
Class II                 7.81        0.97          2.06      10/30/98
---------------------------------------------------------------------
MSCI Europe Index        9.42        3.68          5.17             -
---------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets




                                           Class II
Management Fee                              0.85%
-------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
-------------------------------------------------
Other Expenses                              0.76%
-------------------------------------------------
Total Operating Expenses                    1.86%
-------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.



Although your actual costs may be higher or lower, under these assumptions your costs would be:




                Number of years you own your shares
             -----------------------------------------
                1         3          5           10
------------------------------------------------------
Class II      $189      $585      $1,006      $2,180
------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of European issuers to seek long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investment in other European issuers

The portfolio invests primarily in issuers domiciled in developed European countries. However, the portfolio may invest up to 20% of its total assets in securities of European issuers domiciled in Eastern European nations or emerging European markets, and which trade on recognized European exchanges.

The risks relating to investment in developed European issuers described above are more pronounced to the extent the portfolio invests in issuers domiciled in Eastern European nations or emerging European markets. Additional risks include:


     o Economic, political and social developments may adversely affect European securities markets

     o Withholding and other non-U.S. taxes may decrease the portfolio's return




Investments other than equity securities
The portfolio may invest up to 20% of its total assets in debt securities of U.S. or non-U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including convertible debt issued by both European and non-European issuers. Although investing in debt securities is not a principal investment strategy of the portfolio, the portfolio invests in debt securities when Pioneer believes that they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities.




Management


Portfolio management

Day-to-day management of the portfolio is the responsibility of Andrew Arbuthnott. Mr. Arbuthnott is supported by a team of portfolio managers and analysts. Members of this team, which is based in Dublin, manage other Pioneer funds investing primarily in European securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Arbuthnott, a vice president, joined PIML (formerly known as Europlus Investment Management & Research Ltd.) as a portfolio manager in 1999.


The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.



Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.85% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.




Distributions
The portfolio generally makes any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.



Pioneer Europe VCT Portfolio
Class II shares(a)




                                                                       For the year ended December 31,            1/2/01 (a)
                                                              -------------------------------------------------       to
                                                                  2005       2004        2003          2002        12/31/01
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.44     $  8.89     $ 6.71       $   8.29      $  11.07
                                                              ----------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.06     $  0.04     $ 0.03       $   0.01      $   0.08
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                               0.75        1.57       2.17          (1.59)        (2.71)
                                                              ----------------------------------------------------------------
  Net increase (decrease) from investment operations           $  0.81     $  1.61     $ 2.20       $  (1.58)     $  (2.63)
Distributions to shareholders:
 Net investment income                                           (0.05)      (0.06)     (0.02)             -         (0.15)
Net increase (decrease) in net asset value                     $  0.76     $  1.55     $ 2.18       $  (1.58)     $  (2.78)
                                                              ----------------------------------------------------------------
Net asset value, end of period                                 $ 11.20     $ 10.44     $ 8.89       $   6.71      $   8.29
                                                              ----------------------------------------------------------------
Total return*                                                     7.81%      18.20%     32.92%        (19.06)%      (23.44)%
Ratio of net expenses to average net assets                       1.75%       1.75%      1.79%          1.86%         3.22%
Ratio of net investment income (loss) to average net assets       0.66%       0.61%      0.56%          0.25%        (2.56)%
Portfolio turnover rate                                             95%         55%        52%            95%           73%
Net assets, end of period (in thousands)                       $ 9,958     $ 8,252     $5,005       $  1,829      $    398
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                     2.01%       2.20%      2.75%          2.66%         4.57%
 Net investment income (loss)                                     0.40%       0.17%     (0.40)%       (0.54)%       (3.90)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     1.75%
 Net investment income (loss)                                     0.66%
------------------------------------------------------------------------------------------------------------------------------


(a) Class II shares were first publicly offered on January 2, 2001.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.


Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.



Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limits their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:



     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.



Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.



Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.



Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.


In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.




Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share Price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------


The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the portfolio determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the portfolio's trustees have determined to use the fair value of these securities as of the time the portfolio determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the portfolio to reflect the security's fair value at the time the portfolio determines its net asset value. The portfolio applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the portfolio determines its net asset value or the opening price of the security on the next business day. The portfolio's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The portfolio also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. The use of this method is intended to reduce the opportunities for market timers who seek to take advantage of time zone differences between the U.S. and non-U.S. markets. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Investments in shares of the portfolios Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.



Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.



Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:



     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.


While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.



You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[Logo] PIONEER
       Investments(R)



Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19083-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Fund VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus

May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Fund VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Fund invests in a broad list of carefully selected, reasonably priced securities for reasonable income and growth.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   6
Management ....................................   6
Distributions and taxes .......................   7
Shareholder information .......................   8

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Fund VCT Portfolio


Investment objective

Reasonable income and capital growth.

Principal investment strategies

The portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs) and preferred stocks.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

Principal risks of investing in the portfolio
Even though the portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     - Value stocks fall out of favor with investors

     - The portfolio's investments remain undervalued or do not have the potential value originally expected
     - Stocks selected for income do not achieve the same return as securities selected for capital growth

Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on October 31, 1997. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares
(Year ended December 31)

'98             26.12
'99             15.91
'00              1.22
'01            -10.85
'02            -19.03
'03             23.76
'04             11.25
'05              6.17


The highest calendar quarterly return was 21.04% (09/30/98 to 12/31/98).

The lowest calendar quarterly return was -17.28% (06/30/02 to 09/30/02).


Comparison with the Standard & Poor's (S&P) 500 Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the S&P 500 Index. This index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)



                                            Since       Inception
                   1 Year     5 Years     Inception       Date
                  -----------------------------------------------
Class I              6.17        1.08        6.29       10/31/97
-----------------------------------------------------------------
S&P 500 Index        4.91        0.54        5.49              -
-----------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses

paid from the assets of the portfolio
as a percentage of average daily net assets

                                                       Class I
Management Fee                                           0.65%
--------------------------------------------------------------------
Distribution and Service (12b-1) Fee                     None
--------------------------------------------------------------------
Other Expenses                                           0.05%
--------------------------------------------------------------------
Total Operating Expenses                                 0.70%
--------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                           Number of years you own your shares
                 ---------------------------------------------------------
                       1             3              5             10
                 ---------------------------------------------------------
Class I               $72           $224           $390           $871
--------------------------------------------------------------------------



Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of U.S. issuers to seek reasonable income and capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities
The portfolio may invest up to 10% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

The portfolio may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of reasonable income and capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.



Pioneer Fund VCT Portfolio
Class I shares

                                                                           For the Year Ended December 31
                                                          -----------------------------------------------------------------
                                                              2005         2004         2003         2002          2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  20.57     $  18.70     $  15.28     $  19.08     $   22.67
                                                           --------     --------     --------     --------     ---------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.27     $   0.24     $   0.20     $   0.19     $    0.17
 Net realized and unrealized gain (loss) on investments        0.99         1.85         3.41        (3.81)        (2.57)
                                                           --------     --------     --------     --------     --------
  Net increase (decrease) from investment operations       $   1.26     $   2.09     $   3.61     $  (3.62)    $   (2.40)
Distributions to shareowners:
 Net investment income                                        (0.28)       (0.22)       (0.19)       (0.18)        (0.17)
 Net realized gain                                                -            -            -            -         (1.02)
                                                           --------     --------     --------     --------     --------
  Net increase (decrease) in net asset value               $   0.98     $   1.87     $   3.42     $  (3.80)    $   (3.59)
                                                           --------     --------     --------     --------     --------
Net asset value, end of period                             $  21.55     $  20.57     $  18.70     $  15.28     $   19.08
                                                           --------     --------     --------     --------     --------
Total return*                                                  6.17%       11.26%       23.76%       19.03%       (10.85)%
Ratio of net expenses to average net assets+                   0.70%        0.71%        0.76%        0.80%         0.74%
Ratio of net investment income to average net assets+          1.26%        1.26%        1.16%        1.09%         0.83%
Portfolio turnover rate                                          23%          17%          11%          11%            7%
Net assets, end of period (in thousands)                   $382,973     $454,136     $154,839     $141,892     $ 199,160
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
Net expenses                                                   0.70%        0.71%        0.76%        0.80%         0.74%
Net investment income                                          1.26%        1.26%        1.16%        1.09%         0.83%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
Net expenses                                                   0.70%        0.71%        0.76%        0.80%         0.74%
Net investment income                                          1.26%        1.26%        1.16%        1.09%         0.83%
---------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives

The portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset values
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Investments in shares of the portfolios Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[Logo] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109
                                                                   19084-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                Member SIPC

Pioneer Fund VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Fund VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.


Portfolio

Strategic focus

Pioneer Fund invests in a broad list of carefully selected, reasonably priced securities for reasonable income and growth.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   6
Management ....................................   6
Distributions and taxes .......................   7
Shareholder information .......................   8

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Fund VCT Portfolio

Investment objective
Reasonable income and capital growth.


Principal investment strategies

The portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs) and preferred stocks.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale


Principal risks of investing in the portfolio
Even though the portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
     - Value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected
     - Stocks selected for income do not achieve the same return as securities selected for capital growth


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.



The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on October 31, 1997. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.



Annual return Class II shares
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'98     25.72
'99     15.50
'00      1.63
'01    -11.08
'02    -19.25
'03     23.44
'04     10.93
'05      5.94

The highest calendar quarterly return was 20.97% (09/30/98 to 12/31/98).

The lowest calendar quarterly return was -17.36% (06/30/02 to 09/30/02).



Comparison with the Standard & Poor's (S&P) 500 Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the S&P 500 Index. This index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions



Average annual total return (%)
(for periods ended December 31, 2005)



                                                        Inception
                                            Since         Date
                   1 Year     5 Years     Inception     (Class I)
---------------------------------------------------------------------
Class II             5.94        0.81         6.09      10/31/97
---------------------------------------------------------------------
S&P 500 Index        4.91        0.54         5.49             -
---------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
Management Fee                              0.65%
---------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
---------------------------------------------------
Other Expenses                              0.05%
---------------------------------------------------
Total Annual Operating Expenses             0.95%
---------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


              Number of years you own your shares
             --------------------------------------
                1        3         5          10
             --------------------------------------
Class II      $97      $303      $525      $1,166
---------------------------------------------------



Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of U.S. issuers to seek reasonable income and capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities
The portfolio may invest up to 10% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.

The portfolio may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the fund may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of reasonable income and capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of John A. Carey, portfolio manager, and Walter Hunnewell, Jr., assistant portfolio manager. Mr. Carey and Mr. Hunnewell are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Carey is director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst in 1979. Mr. Hunnewell is a vice president of Pioneer. He joined Pioneer in August 2001 and has been an investment professional since 1985. Prior to joining Pioneer, Mr. Hunnewell was an independent investment manager and a fiduciary of private asset portfolios from 2000 to 2001.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.



Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP , the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Pioneer Fund VCT Portfolio
Class II shares


                                                                   For the year ended December 31
                                                  -----------------------------------------------------------------
                                                      2005         2004         2003         2002          2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 20.51      $ 18.66      $ 15.25     $  19.05      $  22.65
                                                  -----------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                              $  0.20      $  0.18      $  0.14     $   0.13      $   0.14
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions        1.01         1.85        3.42        ( 3.78)       ( 2.59)
                                                  -----------------------------------------------------------------
  Net increase (decrease) from investment
   operations                                       $  1.21      $  2.03      $  3.56     $  (3.65)     $  (2.45)
Distributions to shareowners:
 Net investment income                                ( 0.23)      ( 0.18)     ( 0.15)      ( 0.15)       ( 0.13)
 Net realized gain                                         -            -           -            -        ( 1.02)
                                                  -----------------------------------------------------------------
Net increase (decrease) in net asset value          $  0.98      $  1.85      $  3.41     $  (3.80)     $  (3.60)
                                                  -----------------------------------------------------------------
Net asset value, end of period                      $ 21.49      $ 20.51      $ 18.66     $  15.25      $  19.05
                                                  =================================================================
Total return*                                           5.94%       10.93%      23.44%      (19.25)%      (11.09)%
Ratio of net expenses to average net assets+            0.95%        0.96%       1.00%        1.06%         1.04%
Ratio of net investment income to average net
 assets+                                                1.01%        1.00%       0.87%        0.84%         0.49%
Portfolio turnover rate                                   23%          17%         11%          11%            7%
Net assets, end of period (in thousands)            $116,656     $133,627     $87,488     $ 36,218      $ 12,674
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                           0.95%        0.96%       1.00%        1.06%         1.04%
 Net investment income                                  1.01%        1.00%       0.87%        0.84%         0.49%
------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Distribution plan

The portfolios have adopted plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.


Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.



Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.


Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)






[LOGO] Pioneer
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19085-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Global High Yield VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Global High Yield VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations, tax considerations, and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Global High Yield seeks to maximize total return through a combination of income and capital appreciation.

Contents


Basic information about the portfolio .........    1
Common portfolio investment policies ..........    8
Management ....................................    8
Distributions and taxes .......................    9
Shareholder information .......................   10


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Global High Yield
VCT Portfolio


Investment objective

Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The portfolio may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in below investment grade securities.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities. The portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The portfolio may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.


--------------------------------------------------------------------------------
Below investment grade debt securities
A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.
--------------------------------------------------------------------------------


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth or the government's fiscal policies and outlook for economic growth, inflation, unemployment and other macroeconomic indicators. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, in the case of a corporate issuer, and the factors referred to above in the case of a governmental issuer. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. Pioneer adjusts country allocations to reflect its outlook for the relative performance of interest rates and currencies. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

Principal risks of investing in the portfolio
Even though the portfolio seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - Interest rates go up, causing the value of debt securities in the portfolio to decline
     - Global economic or market developments adversely affect the market's perception of the value of emerging markets debt securities and the ability or willingness of issuers of those securities to repay their obligations
     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect
     - A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     -    Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


Risks of non-U.S. Investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - The possibility that a counterparty may not complete a currency or securities transaction

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Investing in debt securities of non-U.S. governmental issuers, particularly debt securities issued by governmental issuers in emerging markets, involves the foregoing risks to a heightened degree and also entails sovereign risks, such as the risk of debt moratorium or repudiation.

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

The portfolio is not diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), which means that it can invest a higher percentage of its assets in any one issuer than a portfolio that is classified as diversified for such purposes. Being non-diversified for purposes of the 1940 Act may magnify the portfolio's losses from adverse events affecting a particular issuer. The portfolio intends to diversity its investments to the extent necessary to (1) qualify, and maintain its status, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and(2) meet the diversification requirements imposed by
Section 817(h) of the Code and the regulations thereunder on segregated asset accounts.


The portfolio's past performance
Since the portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The portfolio's performance will vary from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                    Class II
Management Fee                                         0.65%
------------------------------------------------------------
Distribution and Service (12b-1) Fee                   0.25%
------------------------------------------------------------
Other Expenses                                         4.75%
------------------------------------------------------------
Total Operating Expenses                               5.65%
------------------------------------------------------------
Fee Waiver and Expense Limitation(1)                   -4.65%
------------------------------------------------------------
Net Expenses(1)                                        1.00%
------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1,2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                        Number of years you own your shares
                      --------------------------------------
                         1        3         5         10
------------------------------------------------------------
Class II               $102    $1,270    $2,422    $5,238
------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on debt securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

The portfolio may also invest in Brady bonds, which are restructured debt of governmental issuers of certain emerging market countries. Brady bonds may involve a high degree of risk, may be in default or present the risk of default. As part of the debt restructuring, Brady bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.


Equity securities
The portfolio may invest up to 10% of its total assets in equity securities, including common stocks, exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although they may not pay dividends, the portfolio invests in equity securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation.

Management


Portfolio management
Day-to-day management of the portfolio's investments is the responsibility of Andrew Feltus. Mr. Feltus is supported by the fixed income team. Members of this team manage other Pioneer portfolios investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Feltus, a vice president, joined Pioneer in 1994 and has been an investment professional for more than 10 years.

The portfolio's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets up to $500 million and 0.60% of the portfolio's average daily net assets over $500 million. The fee is computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions

The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal year ended December 31, 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer Global High Yield VCT Portfolio
Class II shares





                                                           3/18/05(a)
                                                              to
                                                           12/31/05
---------------------------------------------------------------------
Net asset value, beginning of period                        $10.00
                                                            -------
Increase from investment operations:
 Net investment income                                      $ 0.51
 Net realized and unrealized gain on investments and
  foreign currency transactions                               0.01
                                                            ------
  Net increase from investment operations                   $ 0.52
Distributions to shareowners:
 Net investment income                                       (0.50)
                                                            ------
Net increase in net asset value                             $ 0.02
                                                            ------
Net asset value, end of period                              $10.02
                                                            ======
Total return*                                                 5.34%(b)
Ratio of net expenses to average net assets                   0.99%**
Ratio of net investment income to average net assets          6.72%**
Portfolio turnover rate                                         26%(b)
Net assets, end of period (in thousands)                    $3,632
Ratios with no waiver of management fees and
 assumption of expenses by PIM:
 Net expenses                                                 5.65%**
 Net investment income                                        2.06%**
---------------------------------------------------------------------



(a)  The Portfolio commenced operations on March 18, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies


Some policies of the portfolio are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives
The portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management
Pioneer, the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio's operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.

Distribution plan

The portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.


Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Code, a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and will elect to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value


The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------


The portfolio primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the portfolio determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the portfolio's trustees have determined to use the fair value of these securities as of the time the portfolio determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the portfolio to reflect the security's fair value at the time the portfolio determines its net asset value. The portfolio applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the portfolio determines its net asset value or the opening price of the security on the next business day. The portfolio's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The portfolio also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. The use of this method is intended to reduce the opportunities for market timers who seek to take advantage of time zone differences between the U.S. and non-U.S. markets. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolio


The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased.

Investments in the portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by the portfolio. The offering of shares of any portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or the adviser for losses incurred by the portfolio or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Since the fund may invest a significant portion of its assets in junk bonds, the fund may be more susceptible to such strategies. However, the policies and procedures outlined below to detect excessive trading activity were determined by the Board to be appropriate. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset values" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject or cancel any purchase order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected or cancelled will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected or cancelled order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

Pioneer Variable Contracts Trust


Class II Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19086-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Growth Opportunities VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Growth Opportunities VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Growth Opportunities VCT Portfolio invests primarily in equity securities of companies considered to be reasonably priced or undervalued, with above average growth potential.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Growth Opportunities VCT Portfolio

Investment objectives
Growth of capital.

Principal investment strategies

The portfolio invests primarily in equity securities of companies that Pioneer Investment Management, Inc., the portfolio's investment adviser, considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The portfolio may invest a significant portion of its assets in equity securities of small companies.

The portfolio uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer may also use quantitative analysis. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     o Strength of the company's balance sheet
     o Quality of the management team

     o Rate at which the company's earnings are projected to grow

     o Whether the company's stock may be trading at a discount relative to its industry peers or the overall market

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the above factors have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Investments in non-U.S. securities

The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.


Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down
     o Small company or growth stocks fall out of favor with investors
     o The portfolio's investments do not have the growth potential originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations
     o Have more limited product lines and capital resources
     o Experience sharper swings in market values
     o Be harder to sell at the times and prices Pioneer thinks appropriate
     o Offer greater potential for gain or loss

Risks of non-U.S. investments


Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market Segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on January 7, 1993. The performance of the Class I shares of the portfolio for the past 10 calendar years includes the performance of the predecessor portfolio. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Portfolio performance
The chart shows the performance of the portfolio's Class I shares the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Annual return Class I shares

(Year ended December 31)

'96         32.06
'97         44.55
'98          1.83
'99          5.63
'00         -6.16
'01         19.14
'02        -37.67
'03         42.94
'04         22.32
'05          6.69


The highest calendar quarterly return was 33.87% (03/31/01 to 06/30/01).

The lowest calendar quarterly return was -27.53% (06/30/02 to 09/30/02).

Comparison with the Russell 2000 Index and the Russell 2000 Growth Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index measures the performance of U.S. small cap stocks. The Russell 2000 Growth Index measures U.S. small-cap growth stocks.

The fund's benchmark index changed from the Russell 2000 Index to the Russell 2000 Growth Index. It is Pioneer's opinion that, since the Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 Index with growth-oriented characteristics, it is a more appropriate benchmark for the fund.


Unlike the portfolio, the Index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)



                                                                      Since         Inception
                                1 Year    5 Years     10 Years    Inception              Date
-------------------------------------------------------------------------------------------------
Class I                          6.69        6.74        10.32        14.40          01/07/93(1)
-------------------------------------------------------------------------------------------------
Russell 2000 Index               4.55        8.22         9.26        10.23                 -
-------------------------------------------------------------------------------------------------
Russell 2000 Growth Index        4.15        2.28         4.69         6.53                 -
-------------------------------------------------------------------------------------------------


(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization with the predecessor portfolio. The predecessor portfolio commenced operations on January 7, 1993.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                               Class I
------------------------------------------------------
Management Fee                                   0.74%
------------------------------------------------------
Distribution and Service (12b-1) Fee            None
------------------------------------------------------
Other Expenses                                   0.06%
------------------------------------------------------
Total Operating Expenses                         0.80%
------------------------------------------------------
Fee Waiver and Expense Limitation(1)            -0.01%
------------------------------------------------------
Net Expenses(1)                                  0.79%
------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.79% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


            Number of years you own your shares
            ------------------------------------
               1        3         5         10
------------------------------------------------
Class I       $81      $254      $443      $989
------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities
The portfolio may invest up to 20% of its total assets in debt securities of U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of co-managers Diego Franzin and Michael Rega. Mr. Franzin and Mr. Rega also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. Mr. Rega, vice president and senior portfolio manager, joined Pioneer in 2004. Prior to joining Pioneer, Mr. Rega was a vice president and portfolio manager at 646 Advisors from 2000 to 2004.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.74% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer Growth Opportunities VCT Portfolio



                                                          For the year ended December 31
                                                          ------------------------------
Class I                                                           2005        2004 (b)
----------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  23.78      $  19.44
                                                               ----------------------
Increase (decrease) from investment operations:
 Net investment loss                                           $  (0.01)     $  (0.01)
 Net realized and unrealized gain (loss) on investments            1.60          4.35
                                                               ----------------------
 Net increase (decrease) from investment operations            $   1.59      $   4.34
Distributions to shareowners:
 Net realized gain                                                    -             -
                                                               ----------------------
Net increase (decrease) in net asset value                     $   1.59      $   4.34
                                                               ----------------------
Net asset value, end of period                                 $  25.37      $  23.78
                                                               ======================
Total return*                                                      6.69%        22.33%
Ratio of net expenses to average net assets                        0.79%         0.81%
Ratio of net investment loss to average net assets                (0.02)%       (0.06)%
Portfolio turnover rate                                              75%           19%
Net assets, end of period (in thousands)                       $323,945      $383,468
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.80%         0.81%
 Net investment loss                                              (0.03)%       (0.06)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.79%         0.81%
 Net investment loss                                              (0.02)%       (0.06)%
----------------------------------------------------------------------------------------

                                                                    For the year ended December 31
                                                             --------------------------------------------
Class I                                                           2003          2002           2001
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  13.60      $  21.89       $  18.81
                                                               -------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                           $  (0.02)     $  (0.10)      $  (0.10)
 Net realized and unrealized gain (loss) on investments            5.86         (8.12)(a)       3.67
                                                               -------------------------------------
 Net increase (decrease) from investment operations            $   5.84      $  (8.22)      $   3.57
Distributions to shareowners:
 Net realized gain                                                    -         (0.07)         (0.49)
                                                               -------------------------------------
Net increase (decrease) in net asset value                     $   5.84      $  (8.29)      $   3.08
                                                               -------------------------------------
Net asset value, end of period                                 $  19.44      $  13.60       $  21.89
                                                               =====================================
Total return*                                                     42.94%       (37.67)%        19.14%
Ratio of net expenses to average net assets                        0.80%         0.79%          0.78%
Ratio of net investment loss to average net assets                (0.16)%       (0.58)%        (0.53)%
Portfolio turnover rate                                              54%           38%            47%
Net assets, end of period (in thousands)                       $337,573      $245,954       $428,013
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.80%         0.79%          0.78%
 Net investment loss                                              (0.16)%       (0.58)%        (0.53)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.80%         0.79%          0.78%
 Net investment loss                                              (0.16)%       (0.58)%        (0.53)%
---------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) Includes $0.01 related to investment reimbursement by advisor. (Safeco Asset Management)

(b) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[Logo] PIONEER
       Investments(R)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19087-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Growth Opportunities VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Growth Opportunities VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Growth Opportunities VCT Portfolio invests primarily in equity securities of companies considered to be reasonably priced or undervalued, with above average growth potential.

Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Growth Opportunities VCT Portfolio

Investment objectives
Growth of capital.

Principal investment strategies

The portfolio invests primarily in equity securities of companies that Pioneer Investment Management, Inc., the portfolio's investment adviser, considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The portfolio may invest a significant portion of its assets in equity securities of small companies.

The portfolio uses a "growth at a reasonable price" style of management and seeks to invest in securities of issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, utilizing a bottom-up analytic style. Pioneer may also use quantitative analysis. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     o Strength of the company's balance sheet
     o Quality of the management team

     o Rate at which the company's earnings are projected to grow

     o Whether the company's stock may be trading at a discount relative to its industry peers or the overall market

Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for growth at a reasonable price or if any of the above factors have deteriorated. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Investments in non-U.S. securities

The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.


Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down
     o Small company or growth stocks fall out of favor with investors
     o The portfolio's investments do not have the growth potential originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations
     o Have more limited product lines and capital resources
     o Experience sharper swings in market values
     o Be harder to sell at the times and prices Pioneer thinks appropriate
     o Offer greater potential for gain or loss

Risks of non-U.S. investments


Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market Segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on January 7, 1993. The performance of the Class I shares of the portfolio for the past 10 calendar years includes the performance of the predecessor portfolio. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Portfolio performance
The chart shows the performance of the portfolio's Class I shares the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Annual return Class I shares

(Year ended December 31)

'96         32.06
'97         44.55
'98          1.83
'99          5.63
'00         -6.16
'01         19.14
'02        -37.67
'03         42.94
'04         22.32
'05          6.69


The highest calendar quarterly return was 33.87% (03/31/01 to 06/30/01).

The lowest calendar quarterly return was -27.53% (06/30/02 to 09/30/02).

Comparison with the Russell 2000 Index and the Russell 2000 Growth Index
The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index measures the performance of U.S. small cap stocks. The Russell 2000 Growth Index measures U.S. small-cap growth stocks.

The fund's benchmark index changed from the Russell 2000 Index to the Russell 2000 Growth Index. It is Pioneer's opinion that, since the Russell 2000 Growth Index measures the performance of those securities in the Russell 2000 Index with growth-oriented characteristics, it is a more appropriate benchmark for the fund.


Unlike the portfolio, the Index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)



                                                                      Since         Inception
                                1 Year    5 Years     10 Years    Inception              Date
-------------------------------------------------------------------------------------------------
Class I                          6.69        6.74        10.32        14.40          01/07/93(1)
-------------------------------------------------------------------------------------------------
Russell 2000 Index               4.55        8.22         9.26        10.23                 -
-------------------------------------------------------------------------------------------------
Russell 2000 Growth Index        4.15        2.28         4.69         6.53                 -
-------------------------------------------------------------------------------------------------


(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization with the predecessor portfolio. The predecessor portfolio commenced operations on January 7, 1993.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                               Class I
------------------------------------------------------
Management Fee                                   0.74%
------------------------------------------------------
Distribution and Service (12b-1) Fee            None
------------------------------------------------------
Other Expenses                                   0.06%
------------------------------------------------------
Total Operating Expenses                         0.80%
------------------------------------------------------
Fee Waiver and Expense Limitation(1)            -0.01%
------------------------------------------------------
Net Expenses(1)                                  0.79%
------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.79% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


            Number of years you own your shares
            ------------------------------------
               1        3         5         10
------------------------------------------------
Class I       $81      $254      $443      $989
------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities
The portfolio may invest up to 20% of its total assets in debt securities of U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of co-managers Diego Franzin and Michael Rega. Mr. Franzin and Mr. Rega also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. Mr. Rega, vice president and senior portfolio manager, joined Pioneer in 2004. Prior to joining Pioneer, Mr. Rega was a vice president and portfolio manager at 646 Advisors from 2000 to 2004.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.74% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer Growth Opportunities VCT Portfolio



                                                          For the year ended December 31
                                                          ------------------------------
Class I                                                           2005        2004 (b)
----------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  23.78      $  19.44
                                                               ----------------------
Increase (decrease) from investment operations:
 Net investment loss                                           $  (0.01)     $  (0.01)
 Net realized and unrealized gain (loss) on investments            1.60          4.35
                                                               ----------------------
 Net increase (decrease) from investment operations            $   1.59      $   4.34
Distributions to shareowners:
 Net realized gain                                                    -             -
                                                               ----------------------
Net increase (decrease) in net asset value                     $   1.59      $   4.34
                                                               ----------------------
Net asset value, end of period                                 $  25.37      $  23.78
                                                               ======================
Total return*                                                      6.69%        22.33%
Ratio of net expenses to average net assets                        0.79%         0.81%
Ratio of net investment loss to average net assets                (0.02)%       (0.06)%
Portfolio turnover rate                                              75%           19%
Net assets, end of period (in thousands)                       $323,945      $383,468
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.80%         0.81%
 Net investment loss                                              (0.03)%       (0.06)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.79%         0.81%
 Net investment loss                                              (0.02)%       (0.06)%
----------------------------------------------------------------------------------------

                                                                    For the year ended December 31
                                                             --------------------------------------------
Class I                                                           2003          2002           2001
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  13.60      $  21.89       $  18.81
                                                               -------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                           $  (0.02)     $  (0.10)      $  (0.10)
 Net realized and unrealized gain (loss) on investments            5.86         (8.12)(a)       3.67
                                                               -------------------------------------
 Net increase (decrease) from investment operations            $   5.84      $  (8.22)      $   3.57
Distributions to shareowners:
 Net realized gain                                                    -         (0.07)         (0.49)
                                                               -------------------------------------
Net increase (decrease) in net asset value                     $   5.84      $  (8.29)      $   3.08
                                                               -------------------------------------
Net asset value, end of period                                 $  19.44      $  13.60       $  21.89
                                                               =====================================
Total return*                                                     42.94%       (37.67)%        19.14%
Ratio of net expenses to average net assets                        0.80%         0.79%          0.78%
Ratio of net investment loss to average net assets                (0.16)%       (0.58)%        (0.53)%
Portfolio turnover rate                                              54%           38%            47%
Net assets, end of period (in thousands)                       $337,573      $245,954       $428,013
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.80%         0.79%          0.78%
 Net investment loss                                              (0.16)%       (0.58)%        (0.53)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.80%         0.79%          0.78%
 Net investment loss                                              (0.16)%       (0.58)%        (0.53)%
---------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) Includes $0.01 related to investment reimbursement by advisor. (Safeco Asset Management)

(b) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[Logo] PIONEER
       Investments(R)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19087-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Growth Shares VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Growth Shares VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Growth Shares invests primarily in equity securities of U.S. issuers for appreciation of capital.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Growth Shares
VCT Portfolio

Investment objective
Appreciation of capital.

Principal investment strategies

The portfolio invests primarily in equity securities of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings and revenue growth. To select growth stocks, Pioneer Investment Management, Inc., the portfolio's investment adviser, employs fundamental research, an evaluation of the issuer based on its financial statements and operations, and due diligence within a quantitative risk control framework, utilizing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Companies with experienced management teams, strong market positions and the potential to support above average earnings growth
     - A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale
     -    Favorable expected returns relative to perceived risk


Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria it uses to select portfolio securities.

Investments other than U.S. equity securities
The portfolio may invest up to 30% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     -    Growth stocks fall out of favor with investors
     - The portfolio's investments do not have the growth potential originally expected

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     - Economic, political and social developments may adversely affect the securities markets

     - Withholding and other non-U.S. taxes may decrease the portfolio's return.


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on October 31, 1997. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)

[THE FOLLOWING DATA IS A REPESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]


'98                     32.27
'99                      7.53
'00                     -6.88
'01                    -19.24
'02                    -35.07
'03                     24.74
'04                      6.36
'05                      3.19


The highest calendar quarterly return was 22.16% (09/30/98 to 12/31/98).

The lowest calendar quarterly return was -20.17% (03/31/02 to 06/30/02).


Comparison with the Russell 1000 Growth Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 1000 Growth Index. This Index is made up of those stocks contained in the Russell 1000 Index having higher price-to-book ratios and higher forecasted growth values. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2005)


                                                               Inception
                                                      Since         Date
                             1 Year    5 Years    Inception    (Class I)
------------------------------------------------------------------------
Class II                       3.19      -6.41        -0.35     10/31/97
------------------------------------------------------------------------
Russell 1000 Growth Index      5.26      -3.58         2.85            -
------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                               Class II
-----------------------------------------------------------------------
Management Fee                                                    0.70%
-----------------------------------------------------------------------
Distribution and Service (12b-1) Fee                              0.25%
-----------------------------------------------------------------------
Other Expenses                                                    0.29%
-----------------------------------------------------------------------
Total Operating Expenses                                          1.24%
-----------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                  Number of years you own your shares
                                ---------------------------------------
                                         1        3       5        10
-----------------------------------------------------------------------
Class II                                $126     $393    $681    $1,500
-----------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of U.S. issuers.


This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments in debt securities
The portfolio may invest a portion of its assets not invested in equity securities in debt securities of corporate and government issuers. Generally, the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Portfolio turnover

The portfolio's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. A high portfolio turnover rate may result in high transaction costs that are borne by the portfolio and its shareholders. See "Financial highlights" for actual annual turnover rate.


Management

Portfolio manager
Day-to-day management of the portfolio is the responsibility of co-managers Christopher M. Galizio and Stephen A. Balter. Mr. Galizio and Mr. Balter are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Galizio, a vice president, joined Pioneer in 1994 as an analyst. Mr. Balter, a vice president, joined Pioneer in January 2005. Prior to joining Pioneer, Mr. Balter was a portfolio manager at 2100 Capital Group and a senior vice president and analyst at Putnam Investments, each a subsidiary of Marsh & McLennan Companies.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.70% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Pioneer Growth Shares VCT Portfolio

Class II shares


                                                                        Year Ended December 31,
-----------------------------------------------------------------------------------------------------------
                                                             2005      2004     2003      2002      2001
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $12.87    $12.10    $ 9.70    $14.94    $18.50
                                                           ------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                              $(0.02)   $ 0.06    $(0.02)   $(0.13)   $(0.05)
 Net realized and unrealized gain (loss) on investments      0.43      0.71      2.42      5.11)    (3.51)
                                                           ------------------------------------------------
  Net increase (decrease) from investment operations       $ 0.41    $ 0.77    $ 2.40    $(5.24)   $(3.56)
Distributions to shareowners:
 Net investment income                                      (0.08)        -         -         -         -
                                                           ------------------------------------------------
  Net increase (decrease) in net asset value               $ 0.33    $ 0.77    $ 2.40    $(5.24)   $(3.56)
                                                           ------------------------------------------------
Net asset value, end of period                             $13.20    $12.87    $12.10    $ 9.70    $14.94
                                                           ================================================
Total return*                                                3.19%     6.36%    24.74%   (35.07)%  (19.24)%
Ratio of net expenses to average net assets+                 1.24%     1.25%     1.44%     1.63%     1.58%
Ratio of net investment income (loss) to average
 net assets+                                                (0.09)%    0.74%    (0.40)%   (0.64)%   (0.61)%
Portfolio turnover rate                                        79%      206%       58%       86%      111%
Net assets, end of period (in thousands)                   $7,096    $7,749    $3,049    $  263    $  658
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                1.24%     1.26%     1.44%     1.63%     1.58%
 Net investment income (loss)                               (0.09)%    0.73%    (0.40)%   (0.64)%   (0.61)%
Ratios with waiver of management fees and assumption
 of expenses by PIM and reduction for fees paid
 indirectly:
 Net expenses                                                1.24%     1.25%     1.44%     1.63%     1.58%
 Net investment income (loss)                               (0.09)%    0.74%    (0.40)%   (0.64)%   (0.61)%
-----------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives

The portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limits their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.


Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19088-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer High Yield VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer High Yield VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

High Yield invests in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.

Contents


Basic information about the portfolio .........    1
Common portfolio investment policies ..........    8
Management ....................................    9
Distributions and taxes .......................    9
Shareholder information .......................   10


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer High
Yield VCT Portfolio

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The portfolio may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in below investment grade securities.


The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.


The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Consistent with its objective, the portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although they may not pay dividends, the portfolio invests in equity securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation or to diversify the portfolio's investments.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio's investments, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio's investments. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

--------------------------------------------------------------------------------
Below investment grade debt securities
A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.
--------------------------------------------------------------------------------


Principal risks of investing in the portfolio

Even though the portfolio seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - Interest rates go up, causing the value of debt securities in the portfolio to decline
     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     - A downturn in equity markets causes the prices of convertible securities or equity securities to decrease relative to below investment grade bonds


The portfolio may hold a material percentage of the outstanding debt securities of certain high yield issuers, which practice may adversely impact the liquidity and market value of those investments.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     -    Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to take interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Market segment risks

To the extent the portfolio emphasizes, from to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on May 1, 2000. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares
(Year ended December 31)

[THE DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'01                     16.60
'02                     -1.42
'03                     32.79
'04                      8.03
'05                      1.95


The highest calendar quarterly return was 11.43% (03/31/03 to 06/30/03).

The lowest calendar quarterly return was -9.14% (06/30/02 to 09/30/02).

Comparison with the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality)

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.


Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:

     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)



                                                                   Since    Inception
                                            1 Year   5 Year    Inception         Date
-------------------------------------------------------------------------------------
Class I                                       1.95    10.95        10.38       5/1/00
-------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index      2.74     8.39         7.03            -
-------------------------------------------------------------------------------------
Merrill Lynch Index of Convertible Bonds
(Speculative Quality)                        -3.22     6.39         2.51            -
-------------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                              Class I
Management Fee                                                                  0.65%
-------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                             None
-------------------------------------------------------------------------------------
Other Expenses                                                                  0.12%
-------------------------------------------------------------------------------------
Total Operating Expenses                                                        0.77%
-------------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:



                                                Number of years you own your shares
                                               --------------------------------------
                                                  1        3         5         10
-------------------------------------------------------------------------------------
Class I                                          $79      $246      $428      $954
-------------------------------------------------------------------------------------

Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in below investment grade debt securities and preferred stocks to maximize total return.


This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on debt securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.


To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Non-U.S. securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to up to 15% of its total assets in securities of non-U.S. and non-Canadian issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in emerging markets or concentrates its non-U.S. investments in one region. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Margaret D. Patel. Ms. Patel is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer High Yield VCT Portfolio
Class I shares


                                                              For the year ended December 31,
                                                   ----------------------------------------------------
                                                     2005       2004       2003       2002       2001
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 11.67    $ 11.45    $  9.27    $ 10.33    $  9.82
                                                   ---------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                             $  0.61    $  0.62    $  0.76    $  0.92    $  0.95
 Net realized and unrealized gain (loss)
  on investments                                     (0.41)     0.27        2.18      (1.06)     0.62
                                                   ---------------------------------------------------
  Net increase (decrease) from
   investment operations                           $  0.20    $  0.89    $  2.94    $ (0.14)   $  1.57
Distributions to shareowners:
 Net investment income                               (0.61)     (0.62)     (0.76)     (0.92)     (0.95)
 Net realized gain                                   (0.38)     (0.05)         -          -      (0.11)
                                                   ---------------------------------------------------
  Net increase (decrease) in net asset value       $ (0.79)   $  0.22    $  2.18    $ (1.06)   $  0.51
                                                   ---------------------------------------------------
Net asset value, end of period                     $ 10.88    $ 11.67    $ 11.45    $  9.27    $ 10.33
                                                   ===================================================
Total return*                                         1.95%      8.03%     32.78%     (1.42)%    16.60%
Ratio of net expenses to average net assets           0.77%      0.78%      0.89%      1.02%      1.15%
Ratio of net investment income to average
 net assets                                           5.52%      5.40%      7.22%      9.39%      9.15%
Portfolio turnover rate                                 37%        42%        48%        42%        36%
Net assets, end of period (in thousands)           $63,452    $70,890    $66,587    $41,111    $32,331
Ratios assuming no waiver of management fees
 and assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                         0.77%      0.78%      0.89%      1.02%      1.28%
 Net investment income                                5.52%      5.40%      7.22%      9.39%      9.02%
-------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


Derivatives

The portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

Pioneer Variable Contracts Trust


Class I Shares

You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO}PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19089-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer High Yield VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus

May, 1 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer High Yield VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

High Yield invests in below investment grade debt securities and preferred stocks to maximize total return through a combination of income and capital appreciation.

Contents

Basic information about the portfolio ....................................    1
Common portfolio investment policies .....................................    8
Management ...............................................................    8
Distributions and taxes ..................................................    9
Shareholder information ..................................................   10


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer High Yield
VCT Portfolio

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The portfolio may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in below investment grade securities.


The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.


The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Consistent with its objective, the portfolio may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although they may not pay dividends, the portfolio invests in equity securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation or to diversify the portfolio's investments.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio's investments, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Pioneer adjusts sector weightings to reflect its outlook of the market for high yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Pioneer's ongoing review of the portfolio's investments. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

--------------------------------------------------------------------------------
Below investment grade debt securities
A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.
--------------------------------------------------------------------------------


Principal risks of investing in the portfolio

Even though the portfolio seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - Interest rates go up, causing the value of debt securities in the portfolio to decline
     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     - A downturn in equity markets causes the prices of convertible securities or equity securities to decrease relative to below investment grade bonds


The portfolio may hold a material percentage of the outstanding debt securities of certain high yield issuers, which practice may adversely impact the liquidity and market value of those investments.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     - Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on May 1, 2000. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2001, the actual performance of Class II shares is reflected. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                           Year Ended December 31
--------------------------------------------------------------------------------
                                    2001    2002     2003    2004    2005
--------------------------------------------------------------------------------
Annual return
Class II shares                    16.80   -2.42    32.52    7.76    1.70
--------------------------------------------------------------------------------

The highest calendar quarterly return was 11.50% (03/31/03 to 06/30/03).

The lowest calendar quarterly return was -9.35% (06/30/02 to 09/30/02).


Comparison with the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality)

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality). The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Unlike the portfolio, the indices are not managed and do not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2004)


                                                                                    Inception
                                                                           Since         Date
                                               1 year       5 Year     Inception    (Class I)
---------------------------------------------------------------------------------------------
Class II                                       1.70         10.60        10.05       5/1/00
---------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master II Index       2.74          8.39         7.03            -
---------------------------------------------------------------------------------------------
Merrill Lynch Index of Convertible Bonds
(Speculative Quality)                         -3.22          6.39         2.51            -
---------------------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets
                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.12%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   1.02%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                       Number of years you own your shares
                                     -------------------------------------------
                                        1         3         5          10
--------------------------------------------------------------------------------
Class II                              $104      $325      $563      $1,248
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in below investment grade debt securities and preferred stocks to maximize total return.


This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

More on debt securities
The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.


To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.


For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's securities, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Non-U.S. securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in securities of non-U.S. and non-Canadian issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in emerging markets or concentrates its non-U.S. investments in one region. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return.

Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of Margaret D. Patel. Ms. Patel is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Ms. Patel, a senior vice president of Pioneer, joined Pioneer as a vice president in August 1999 and has been an investment professional since 1972.



The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.

Distributions

The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Pioneer High Yield VCT Portfolio
Class II shares

                                                                           For the year ended December 31,                5/1/01(a)
                                                           ------------------------------------------------------------       to
                                                                     2005         2004          2003          2002        12/31/01
                                                           -------------------------------------------------------------------------
Net asset value, beginning of period                             $   11.67      $  11.46      $   9.28      $  10.33      $ 10.51
                                                           -------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $    0.59      $   0.58      $   0.76      $   0.80      $  0.60
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                  (0.41)         0.27          2.17         (1.05)       (0.07)
                                                           -------------------------------------------------------------------------
   Net increase (decrease) from investment operations            $    0.18      $   0.85      $   2.93      $  (0.25)     $  0.53
Distributions to shareowners:
 Net investment income                                               (0.59)        (0.59)        (0.75)        (0.80)       (0.60)
 Net realized gain                                                   (0.38)        (0.05)           --            --        (0.11)
                                                           -------------------------------------------------------------------------
 Net increase (decrease) in net asset value                      $   (0.79)     $   0.21      $   2.18      $  (1.05)     $ (0.18)
                                                           -------------------------------------------------------------------------
 Net asset value, end of period                                  $   10.88      $  11.67      $  11.46      $   9.28      $ 10.33
                                                           -------------------------------------------------------------------------
Total return*                                                         1.70%         7.76%        32.64%        (2.42)%       5.39%
Ratio of net expenses to average net assets                           1.02%         1.03%         1.09%         1.82%        1.39%**
Ratio of net investment income to average net assets                  5.27%         5.12%         6.33%         8.67%        8.94%**
Portfolio turnover rate                                                 37%           42%           48%           42%          36%
Net assets, end of period (in thousands)                         $  47,169      $ 51,912      $ 17,601      $    228      $    28
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                         1.02%         1.04%         1.09%         1.82%        1.50%**
 Net investment income                                                5.27%         5.12%         6.33%         8.67%        8.83%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.02%         1.04%         1.09%         0.97%        0.85%**
 Net investment income                                                5.27%         5.12%         6.33%         0.01%        0.07%**
                                                           -------------------------------------------------------------------------

(a)  The Portfolio commenced operations on May 1, 2001.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives

The portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------


Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.


--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments (R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com                                              19090-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
Portfolios of Pioneer Variable Contracts Trust
Class II Shares Prospectus


May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Ibbotson Asset Allocation Series VCT Portfolios are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations, tax considerations, and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Pioneer Ibbotson Moderate Allocation VCT Portfolio seeks to provide long-term capital growth and current income by investing in a portfolio of underlying funds.

Pioneer Ibbotson Growth Allocation VCT Portfolio seeks to provide long-term capital growth and current income by investing in a portfolio of underlying funds.

Pioneer Ibbotson Aggressive Allocation VCT Portfolio seeks to provide long-term capital growth by investing in a portfolio of underlying funds.

Contents


Overview .................................................................    1
Basic information about the portfolios ...................................    2
   Moderate Allocation VCT Portfolio .....................................    2
   Growth Allocation VCT Portfolio .......................................    8
   Aggressive Allocation VCT Portfolio ...................................   14
Asset Allocation Process .................................................   20
Management ...............................................................   21
Distributions and taxes ..................................................   22
Shareholder information ..................................................   23


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Overview


Pioneer Ibbotson Asset Allocation Series VCT Portfolios includes three portfolios, each of which seeks to achieve its investment objective by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities. Each portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


The following is a general guide regarding the anticipated allocation of assets of each of the portfolios among broad asset classes. Pioneer, the portfolios' investment adviser, may change these allocation ranges from time to time without the approval of or notice to shareholders.


                                                                                       Investment Strategies/Asset
                                                                                             Class Targets
                                                                                       --------------------------
                                                                                                         Fixed
                                                       Investment                       Equity Fund   Income Fund
Portfolio                                               Objective                        Allocation   Allocation
-----------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio     Seeks long-term capital growth and current income.        50-70%       30-50%
-----------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio       Seeks long-term capital growth and current income.       70-100%        0-30%
-----------------------------------------------------------------------------------------------------------------
Aggressive Allocation Portfolio   Seeks long-term capital growth                           85-100%        0-15%
-----------------------------------------------------------------------------------------------------------------


Asset allocation process


Pioneer allocates each portfolio's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long term.

Pioneer has engaged Ibbotson Associates Advisors, LLC ("Ibbotson") to act as subadviser to each portfolio and allocate, subject to Pioneer's supervision, each portfolio's assets among the underlying funds. For a further discussion of the allocation process employed by Ibbotson see "Asset allocation process."

Initially, the portfolios will invest solely in other Pioneer funds. Pioneer is seeking an exemptive order and the Securities and Exchange Commission has proposed a rule, each of which would allow the portfolios to invest in underlying portfolios that are either managed by Pioneer or managed by an adviser not associated with Pioneer. There can be no assurances that Pioneer will ultimately be granted the exemptive order. If such order or rule becomes available to the portfolios, Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a portfolio's investments.

Basic information about Pioneer Ibbotson Moderate Allocation VCT Portfolio


Investment objective

Long-term capital growth and current income.

Principal investment strategies

The portfolio is a "fund of funds." The portfolio seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


Because this is a moderate allocation portfolio, the portfolio's assets will be invested in equity and bond funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges:


                                              Equity Fund     Fixed Income Fund
                                               Allocation        Allocation
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                   50-70%             30-50%
--------------------------------------------------------------------------------


Based upon the analysis described under "Asset Allocation Process," the portfolio expects to invest its assets in underlying mutual funds within the following ranges.



                                                                      Percentage
                                                                        of Fund
Fund Name                                                               Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                               0-20%
--------------------------------------------------------------------------------
Pioneer Research Fund                                                      0-20%
--------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund                                    0-20%
--------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                                                  0-20%
--------------------------------------------------------------------------------
Pioneer Value Fund                                                         0-20%
--------------------------------------------------------------------------------
Pioneer Cullen Value Fund                                                  0-20%
--------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                                                0-20%
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                                                 0-20%
--------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund                                      0-20%
--------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                                               0-20%
--------------------------------------------------------------------------------
Pioneer International Equity Fund                                          0-20%
--------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund                                          0-20%
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund                                              0-20%
--------------------------------------------------------------------------------
Pioneer Real Estate Shares                                                 0-20%
--------------------------------------------------------------------------------
Pioneer Focused Equity Fund                                                0-25%
--------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund                                          0-25%
--------------------------------------------------------------------------------
Pioneer Government Income Fund                                             0-25%
--------------------------------------------------------------------------------
Pioneer High Yield Fund                                                    0-20%
--------------------------------------------------------------------------------
Pioneer Bond Fund                                                          0-25%
--------------------------------------------------------------------------------


                                                                      Percentage
                                                                        of Fund
Fund Name                                                               Holdings
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund                                              0-25%
--------------------------------------------------------------------------------
Pioneer Short Term Income Fund                                             0-25%
--------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                                                 0-20%
--------------------------------------------------------------------------------


Normally, the portfolio invests substantially all of its assets in underlying funds to meet its investment objective. However, the portfolio may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


You could lose money on an investment in the portfolio or the portfolio may not perform as well as other investment options.


Fund of funds structure and layering of fees

The portfolio is structured as a fund of funds. The portfolio's investments are focused in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. The portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since the portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds.


The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the portfolio will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

     - The stock market goes down (this risk may be greater in the short term)
     - The fund's equity investments do not have the growth potential or value characteristics originally expected
     - Stocks selected for income do not achieve the same return as securities selected for capital growth
     - The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged-backed securities, asset-backed securities, and money market securities. The value of your investment in the portfolio will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

     - Interest rates go up causing the value of the fund's portfolio to decline
     - The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies
Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
Specific risks associated with the real estate industry include:

     - The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
     - Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
     - The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
     - A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed


Non-U.S. securities

Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

     - Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable

     - Adverse effect of currency exchange rates or controls on the value of the fund's investments

     - The possibility that a counterparty may not complete a currency or a securities transaction

     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect securities markets
     - Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities
Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     - Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives
Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The portfolio's past performance
Since the portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The portfolio's performance will vary from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
Management Fee(1)                                                          0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.32%
--------------------------------------------------------------------------------
Ratio of Underlying Funds(2)                                               0.79%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                            1.53%
--------------------------------------------------------------------------------


(1) The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets.

(2) In addition to the operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. The average expense ratio of underlying funds in the table is an estimate based upon
     (i) Ibbotson's current allocation of the portfolio's assets among underlying funds and (ii) the historical expense ratio of the underlying funds based upon their most recent fiscal year, which are stated either on a gross basis or net of any contractual expense limitation in effect for at least one year from the date of this prospectus. The actual indirect expenses incurred by a shareholder will vary based upon the portfolio's actual allocation of its assets and the actual expenses of the underlying funds. Certain of the underlying funds have agreed to expense limitations that may be in effect for varying periods or that may be terminated at any time by the investment adviser to the underlying fund. The average expense ratio of underlying funds is estimated to be 0.79%, based upon (i) Ibbotson's current allocation of the portfolio's assets among underlying funds and (ii) the historical gross expense ratio of the underlying funds for their most recent fiscal year. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees. Based on the current allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (before expense limitations) for Class Y shares for the underlying funds ranges from 0.51%-1.40% of average daily net assets. Based on the current allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (after expense limitations) for Class Y shares for the underlying funds ranges from 0.51%-1.40% of average daily net assets


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                          Number of years you own your shares
--------------------------------------------------------------------------------
                                          1         3         5          10
--------------------------------------------------------------------------------
Class II                                $156      $483      $834      $1,824
--------------------------------------------------------------------------------


Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal year ended December 31, 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer Ibbotson Moderate Allocation VCT Portfolio
Class II shares




                                                                 For the period
                                                                   3/18/05(a)
                                                                       to
                                                                    12/31/05
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $  10.00
                                                                    --------
Increase from investment operations:
 Net investment income (b)                                          $   0.15
 Net realized and unrealized gain on investments                        0.48
                                                                    --------
  Net increase from investment operations                           $   0.63
                                                                    --------
Net increase in net asset value                                     $   0.63
                                                                    --------
Net asset value, end of period                                      $  10.63
                                                                    ========
Total return*                                                           6.30%(c)
 Ratio of net expenses to average net assets**++                        0.74%
 Ratio of net investment income to average net
  assets**                                                              1.73%
 Portfolio turnover rate                                                  27%(c)
 Net assets, end of period (in thousands)                           $ 20,067
--------------------------------------------------------------------------------



(a)  Commencement of operations.

(b)  Calculated using average shares outstanding for the period.

(c)  Not Annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

++ In the absence of expense reimbursement, expenses on an annualized basis would have been 1.42% of average net assets for Class II shares.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic information about Pioneer Ibbotson Growth Allocation VCT Portfolio

Investment objective
Long-term capital growth and current income.

Principal investment strategies

The portfolio is a "fund of funds." The portfolio seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


Because this is a moderate growth allocation portfolio, the portfolio's assets will be invested in equity and bond funds, although a small portion of its assets will be invested in cash, cash equivalents, or in money market funds.


Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges:



                                           Equity Fund     Fixed Income Fund
                                           Allocation        Allocation
--------------------------------------------------------------------------------
Growth Allocation Portfolio                 70-100%           0-30%
--------------------------------------------------------------------------------


Based upon the analysis described under "Asset Allocation Process," the portfolio expects to invest its assets in underlying mutual funds within the following ranges.



                                                                      Percentage
                                                                        of Fund
Fund Name                                                               Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                               0-25%
--------------------------------------------------------------------------------
Pioneer Research Fund                                                      0-25%
--------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund                                    0-25%
--------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                                                  0-25%
--------------------------------------------------------------------------------
Pioneer Value Fund                                                         0-25%
--------------------------------------------------------------------------------
Pioneer Cullen Value Fund                                                  0-25%
--------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                                                0-25%
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                                                 0-25%
--------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund                                      0-25%
--------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                                               0-25%
--------------------------------------------------------------------------------
Pioneer International Equity Fund                                          0-25%
--------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund                                          0-25%
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund                                              0-20%
--------------------------------------------------------------------------------
Pioneer Real Estate Shares                                                 0-20%
--------------------------------------------------------------------------------
Pioneer Focused Equity Fund                                                0-25%
--------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund                                          0-25%
--------------------------------------------------------------------------------
Pioneer Government Income Fund                                             0-25%
--------------------------------------------------------------------------------
Pioneer High Yield Fund                                                    0-20%
--------------------------------------------------------------------------------
Pioneer Bond Fund                                                          0-20%
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund                                              0-20%
--------------------------------------------------------------------------------
Pioneer Short Term Income Fund                                             0-20%
--------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                                                 0-20%
--------------------------------------------------------------------------------


Normally, the portfolio invests substantially all of its assets in underlying funds to meet its investment objective. However, the portfolio may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


You could lose money on an investment in the portfolio or the portfolio may not perform as well as other investment options.


Fund of funds structure and layering of fees

The portfolio is structured as a fund of funds. The portfolio's investments are focused in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. The portfolio's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since the portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds.


The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the portfolio will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

     - The stock market goes down (this risk may be greater in the short term)
     - The fund's equity investments do not have the growth potential or value characteristics originally expected
     - Stocks selected for income do not achieve the same return as securities selected for capital growth
     - The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the portfolio will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

     - Interest rates go up causing the value of the fund's portfolio to decline
     - The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies
Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
Specific risks associated with the real estate industry include:

     - The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
     - Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
     - The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
     - A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed


Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

     - Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the fund's investments
     - The possibility that a counterparty may not complete a currency or a securities transaction
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect securities markets
     - Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities


Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     - Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives
Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the fund's return as a non-hedging strategy that may be considered speculative

     Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The portfolio's past performance
Since the portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The portfolio's performance will vary from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
Management Fee(1)                                                          0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.32%
--------------------------------------------------------------------------------
Ratio of Underlying Funds(2)                                               0.83%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                            1.57%
--------------------------------------------------------------------------------

(1) The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets.

(2) In addition to the operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. The average expense ratio of underlying funds in the table is an estimate based upon
     (i) Ibbotson's current allocation of the portfolio's assets among underlying funds and (ii) the historical expense ratio of the underlying funds based upon their most recent fiscal year, which are stated either on a gross basis or net of any contractual expense limitation in effect for at least one year from the date of this prospectus. The actual indirect expenses incurred by a shareholder will vary based upon the portfolio's actual allocation of its assets and the actual expenses of the underlying funds. Certain of the underlying funds have agreed to expense limitations that may be in effect for varying periods or that may be terminated at any time by the investment adviser to the underlying fund. The average expense ratio of underlying funds is estimated to be 0.83%, based upon (i) Ibbotson's current allocation of the portfolio's assets among underlying funds and (ii) the historical gross expense ratio of the underlying funds for their most recent fiscal year. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees. Based on the current allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (before expense limitations) for Class Y shares for the underlying funds ranges from 0.51%-1.40% of average daily net assets. Based on the current allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (after expense limitations) for Class Y shares for the underlying funds ranges from 0.51%-1.40% of average daily net assets


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                       Number of years you own your shares
--------------------------------------------------------------------------------
                                        1         3         5          10
--------------------------------------------------------------------------------
Class II                              $160       $496      $855      $1,867
--------------------------------------------------------------------------------

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal year ended December 31, 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer Ibbotson Growth Allocation VCT Portfolio
Class II shares



                                                                 For the period
                                                                   3/18/05(a)
                                                                       to
                                                                   12/31/05
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $  10.00
                                                                    --------
Increase from investment operations:
 Net investment income (b)                                          $   0.11
 Net realized and unrealized gain on investments                        0.67
                                                                    --------
  Net increase from investment operations                           $   0.78
                                                                    --------
Net increase in net asset value                                     $   0.78
                                                                    --------
Net asset value, end of period                                      $  10.78
                                                                    ========
Total return*                                                           7.80%(c)
 Ratio of net expenses to average net assets**++                        0.74%
 Ratio of net investment income to average net
  assets**                                                              1.34%
 Portfolio turnover rate                                                  20%(c)
 Net assets, end of period (in thousands)                           $ 13,245
--------------------------------------------------------------------------------



(a)  Commencement of operations.

(b)  Calculated using average shares outstanding for the period.

(c)  Not Annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

++ In the absence of expense reimbursement, expenses on an annualized basis would have been 1.74% of average net assets for Class II shares.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Basic Information about Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Investment objective
Long-term capital growth.

Principal investment strategies

The portfolio is a "fund of funds." The portfolio seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


Because this is an aggressive allocation portfolio, the majority of the Portfolio's assets will be invested in equity funds, although a portion of its assets will be invested in bond funds and cash, cash equivalents, or in money market funds.


Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges:

                                                  Equity Fund  Fixed Income Fund
                                                   Allocation     Allocation
--------------------------------------------------------------------------------
Aggressive Allocation Portfolio                     85-100%         0-15%
--------------------------------------------------------------------------------

Based upon the analysis described under "Asset Allocation Process," the portfolio expects to invest its assets in underlying mutual funds within the following ranges.

                                                                      Percentage
                                                                        of Fund
Fund Name                                                               Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                               0-25%
--------------------------------------------------------------------------------
Pioneer Research Fund                                                      0-25%
--------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund                                    0-25%
--------------------------------------------------------------------------------
Pioneer AmPac Growth Fund                                                  0-25%
--------------------------------------------------------------------------------
Pioneer Value Fund                                                         0-25%
--------------------------------------------------------------------------------
Pioneer Cullen Value Fund                                                  0-25%
--------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                                                0-25%
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund                                                 0-25%
--------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund                                      0-25%
--------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                                               0-25%
--------------------------------------------------------------------------------
Pioneer International Equity Fund                                          0-25%
--------------------------------------------------------------------------------
Pioneer Europe Select Equity Fund                                          0-25%
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund                                              0-20%
--------------------------------------------------------------------------------
Pioneer Real Estate Shares                                                 0-20%
--------------------------------------------------------------------------------
Pioneer Focused Equity Fund                                                0-25%
--------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund                                          0-25%
--------------------------------------------------------------------------------
Pioneer Government Income Fund                                             0-25%
--------------------------------------------------------------------------------
Pioneer High Yield Fund                                                    0-20%
--------------------------------------------------------------------------------
Pioneer Bond Fund                                                          0-20%
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund                                              0-20%
--------------------------------------------------------------------------------
Pioneer Short Term Income Fund                                             0-20%
--------------------------------------------------------------------------------
Pioneer Cash Reserves Fund                                                 0-20%
--------------------------------------------------------------------------------

Normally, the portfolio invests substantially all of its assets in underlying funds to meet its investment objective. However, the portfolio may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Principal risks of investing in the portfolio

You could lose money on an investment in the portfolio or the portfolio may not perform as well as other investment options.


Fund of funds structure and layering of fees

Each portfolio is structured as a fund of funds. The portfolio's investments are focused in the underlying funds, so the portfolio's investment performance is directly related to the performance of the underlying funds. The portfolio's net asset value will be affected by performance of the equity and bond markets and the value of the mutual funds in which the portfolio invests. Since the portfolio mainly invests in the underlying funds, as opposed to other types of securities, the portfolio does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the portfolio entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the portfolio and the underlying funds.


The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the portfolio's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the recourses of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the portfolio will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

     - The stock market goes down (this risk may be greater in the short term)
     - The fund's equity investments do not have the growth potential or value characteristics originally expected
     - Stocks selected for income do not achieve the same return as securities selected for capital growth
     - The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the portfolio will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

     - Interest rates go up causing the value of the fund's portfolio to decline
     - The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies
Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
Specific risks associated with the real estate industry include:

     - The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
     - Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
     - The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
     - A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed


Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

     - Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the fund's portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the fund's investments
     - The possibility that a counterparty may not complete a currency or a securities transaction
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect securities markets
     - Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     - Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives
Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities

     - To increase the fund's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

The portfolio's past performance
Since the portfolio does not yet have a full calendar year of operations, it does not disclose any performance information in the prospectus. The portfolio's performance will vary from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. As a shareowner, you may lose or make money on your investment.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
Management Fee(1)                                                          0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.70%
--------------------------------------------------------------------------------
Estimated Average Expense Ratio of Underlying Funds(2)                     0.88%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                            2.00%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(3)                                -0.38%
--------------------------------------------------------------------------------
Net Expenses(3)                                                            1.62%
--------------------------------------------------------------------------------

(1) The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets.

(2) The expenses in the table, other than "Estimated average expense ratio of underlying funds," reflect the expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other direct ordinary operating expenses to the extent required to reduce Class II expenses, other than "Estimated average expense ratio of underlying funds," to 0.74% of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. See the statement of additional information for details regarding the expense limitation agreement.

(3) In addition to the operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. The average expense ratio of underlying funds in the table is an estimate based upon
     (i) Ibbotson's current allocation of the portfolio's assets among underlying funds and (ii) the historical expense ratio of the underlying funds based upon their most recent fiscal year, which are stated either on a gross basis or net of any contractual expense limitation in effect for at least one year from the date of this prospectus. The actual indirect expenses incurred by a shareholder will vary based upon the portfolio's actual allocation of its assets and the actual expenses of the underlying funds. Certain of the underlying funds have agreed to expense limitations that may be in effect for varying periods or that may be terminated at any time by the investment adviser to the underlying fund. The average expense ratio of underlying funds is estimated to be 0.88%, based upon (i) Ibbotson's current allocation of the portfolio's assets among underlying funds and (ii) the historical gross expense ratio of the underlying funds for their most recent fiscal year. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees. Based on the current allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (before expense limitations) for Class Y shares for the underlying funds ranges from 0.51%-1.40% of average daily net assets. Based on the current allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (after expense limitations) for Class Y shares for the underlying funds ranges from 0.51%-1.40% of average daily net assets

Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                         Number of years you own your shares
                                     -------------------------------------------
                                        1         3          5           10
--------------------------------------------------------------------------------
Class II                              $165       $591      $1,043      $2,297
--------------------------------------------------------------------------------



Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal year ended December 31, 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.

Pioneer Ibbotson Aggressive Allocation VCT Portfolio
Class II shares


                                                                  For the period
                                                                     3/18/05(a)
                                                                        to
                                                                    12/31/05 5
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $  10.00
                                                                    --------
Increase from investment operations:
 Net investment income (b)                                          $   0.08
 Net realized and unrealized gain on investments                        0.90
                                                                    --------
  Net increase from investment operations                           $   0.98
                                                                    --------
Net increase in net asset value                                     $   0.98
                                                                    --------
Net asset value, end of period                                      $  10.98
                                                                    ========
Total return*                                                           9.80%(c)
 Ratio of net expenses to average net assets**++                        0.74%
 Ratio of net investment income to average net
  assets**                                                              0.90%
 Portfolio turnover rate                                                  17%(c)
 Net assets, end of period (in thousands)                           $  3,077
--------------------------------------------------------------------------------



(a)  Commencement of operations.

(b)  Calculated using average shares outstanding for the period.

(c)  Not Annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

++ In the absence of expense reimbursement, expenses on an annualized basis would have been 5.94% of average net assets for Class II shares.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Asset allocation process

Pioneer allocates each portfolio's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson to act as subadviser to each portfolio and allocate, subject to Pioneer's supervision, each portfolio's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different market sectors. The goal of this process is to identify a combination of investments in different market sectors that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the portfolio's assets among the asset classes, Ibbotson then invests the assets allocated to a particular sector among underlying funds that invest in that sector. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given each portfolio's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, a portfolio will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for portfolio shares. However, the portion of each portfolio's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate each portfolio's target asset allocation and may recommend the rebalancing of a portfolio's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the portfolio's holdings to match the target allocation. Each portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Portfolio's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the portfolio's characteristics and other allocation criteria.

Initially, the portfolios will invest solely in other Pioneer funds. Pioneer is seeking an exemptive order and the Securities and Exchange Commission has proposed a rule, each of which would allow the portfolios to invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. There can be no assurances that Pioneer will ultimately be granted the exemptive order. If such order or rule becomes available to the portfolios, Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a portfolio's investments.

Management

Portfolio management

Day-to-day management of each portfolio is the responsibility of Ibbotson's Investment Committee headed by Roger Ibbotson. Roger Ibbotson founded Ibbotson Associates, LLC in 1977 and is the firm's Chairman. Peng Chen, Ph.D., managing director and chief investment officer at Ibbotson, conducts research projects on asset allocation, portfolio risk measurement, nontraditional assets, and global financial markets. Dr. Chen joined Ibbotson in 1997. Michael E. Annin, managing director, manages the investment management services and data products group for Ibbotson. He also specializes in business valuation, risk premium, and cost of capital analysis. Prior to joining Ibbotson in 1997, Mr. Annin was a consultant at IPC Group and a senior financial analyst at Abbot Laboratories. Scott Wentsel, senior portfolio manager, is responsible for management of the firm's fund-of-funds business which includes oversight of its investment management staff and process. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Alexander E. Kaye, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification and manager due diligence. Prior to joining Ibbotson in 2004, Mr. Kaye was an account manager at UBS Global Asset Management, where he managed client relationships for subadvisory and institutional clients. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years, where he managed the portfolio collection and quantitative analysis function for five international offices. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients.

The portfolios' statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolios.


Management fee
Each portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.13% on investments in underlying funds managed by Pioneer (and cash) and 0.17% on other investments for net assets up to $2.5 billion; 0.11% on investments in underlying funds managed by Pioneer (and cash) and 0.14% on other investments for net assets over $2.5 billion and up to $4 billion; 0.10% on investments in underlying funds managed by Pioneer (and cash) and 0.12% on other investments for net assets over $4 billion and up to $5.5 billion; 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.10% on other investments for net assets over $5.5 billion and up to $7 billion; and 0.08% on investments in underlying funds managed by Pioneer (and cash) and 0.09% on other investments for net assets over $7 billion. Since initially all of the underlying funds are managed by Pioneer, the management fee initially will be 0.13% of average daily net assets. The fee is computed daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Ibbotson as compensation for Ibbotson's services to the portfolio.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolios' annual report to shareholders, dated December 31, 2005.


Distributions
Each portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income in December. A portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Management

Pioneer, portfolios' investment adviser, oversees the portfolios' operations and supervises Ibbotson, which is responsible for the day-to-day management of the portfolio.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


Pioneer and the portfolios have applied for an order from the Securities and Exchange Commission that would permit the portfolios to invest in underlying funds that are not affiliated with Pioneer, as well as Pioneer underlying funds and/or other investment securities, under certain conditions. There can be no assurance that the Securities and Exchange Commission will grant this relief. To the extent that the Securities and Exchange Commission grants this relief or adopts a proposed rule that is similar in scope, Pioneer and the portfolios plan to rely on such order or rule to invest in funds not affiliated with Pioneer.

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolios' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule which would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolios' Board of Trustees and other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for a portfolio without shareholder approval.


Ibbotson
Ibbotson recommends the allocation of each portfolio's assets among asset classes and among the underlying funds. Ibbotson is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer portfolios or cooperate with the distributor's promotional efforts.

Distributions and taxes
Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and will elect to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
Each portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). Each portfolio values the shares of the underlying funds at their published net asset value.

Each portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a portfolio uses a security's fair value. All methods of determining the value of a security used by each portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by a portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, a portfolio relies upon securities prices provided by pricing services.

Each portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Each portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Investments in shares of the portfolios

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.


The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.


Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset values" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject or cancel any purchase order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected or cancelled will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected or cancelled order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Appendix A

Information about the underlying funds
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website as well as on our website at www.pioneerfunds.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A

The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies

The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.


Investment Adviser
Pioneer

Pioneer Research Fund

Investment objective
Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and warrants.


Investment Adviser

Pioneer

Appendix A

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective
Capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. (Effective July 1, 2006, the term "U.S." in the previous sentence will be deleted.) Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher that $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and equity interests in real estate investment trusts (REITs).


Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)


Pioneer AmPac Growth Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

     - 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
     - 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities in the equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Appendix A

Pioneer Value Fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies

The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs).


Investment Adviser

Pioneer

Pioneer Cullen Value Fund

Investment objective
Capital appreciation. Current income is a secondary objective.

Principal investment strategies
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser
Pioneer (adviser); Cullen Capital Management LLC (subadviser)

Appendix A

Pioneer Mid Cap Growth Fund

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser
Pioneer

Pioneer Mid Cap Value Fund

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs).

Investment Adviser
Pioneer

Appendix A

Pioneer Small and Mid Cap Growth Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in the index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs).

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Small Cap Value Fund

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser
Pioneer

Appendix A

Pioneer International Equity Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 10% of its assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, preferred stocks, exchange-traded funds
(ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser
Pioneer

Pioneer Europe Select Equity Fund

Investment objective
Long term growth of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser
Pioneer

Appendix A

Pioneer Emerging Markets Fund

Investment objective
Long-term growth of capital.

Principal investment strategies
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers (i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers).

Investment Adviser
Pioneer

Pioneer Real Estate Shares

Investment objective
Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in REITs and preferred stocks.

Investment Adviser
Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

Appendix A

Pioneer Focused Equity Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities. The fund's subadviser may focus on a relatively limited number of securities (i.e., generally 25 or fewer).

Investment adviser
Pioneer (adviser); OakBrook Investments, LLC (subadviser)

Pioneer Growth Opportunities Fund

Investment objective
Growth of capital.

Principal investment strategies
The fund invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks. The fund may invest a significant portion of its assets in equity securities of small companies.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment adviser
Pioneer

Appendix A

The underlying funds that invest primarily in debt securities are:

Pioneer Government Income Fund

Investment objective
Current income as is consistent with preservation of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Securities in which the fund may invest include:

     - U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
     - Obligations issued by or guaranteed as to principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration ("FHA") debentures, for which the U.S. Treasury unconditionally guarantees payment of principal and interest
     - Obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury
     - Obligations of the Private Export Funding Corporation ("PEFCO"), which may be guaranteed by the Export-Import Bank of the U.S. ("Exim Bank"), an agency of the U.S.
     - Obligations of government sponsored entities that do not have any form of credit support from the U.S. government, including the Federal Farm Credit Banks ("FFCB") and Tennessee Valley Authority ("TVA")

The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

Investment adviser
Pioneer

Appendix A

Pioneer High Yield Fund

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investment Adviser
Pioneer

Pioneer Bond Fund

Investment objective
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies
The fund invests primarily in:

     - debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
     - debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
     - cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Normally, the fund invests at least 80% of its total assets in these securities. In addition, the fund may invest up to 20% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer.

Investment Adviser
Pioneer

Appendix A

Pioneer Strategic Income Fund

Investment objective
A high level of current income.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer allocates the fund's investments among the following three segments of the debt markets:

     - Below investment grade (high yield) securities of U.S. and non-U.S.
       issuers
     - Investment grade securities of U.S. issuers
     - Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends. The fund invests primarily in:

     - Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
     - Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
     - Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser
Pioneer

Appendix A

Pioneer Short Term Income Fund

Investment objective
A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies
The fund invests primarily in:

     - Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
     - Debt securities, including convertible debt, of corporate and other issuers and commercial paper
     - Mortgage-backed and asset-backed securities
     - Short-term money market instruments

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser
Pioneer

Pioneer Cash Reserves Fund

Investment objective
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies
The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

     - U.S. and foreign banks
     - U.S. and foreign corporate issuers
     - The U.S. government and its agencies and instrumentalities
     - Foreign governments
     - Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser
Pioneer

                                     Notes

                                     Notes

                                     Notes

Pioneer Ibbotson Asset Allocation Series VCT Portfolios


Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolios' statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786

[LOGO] PIONEER
       Investments (R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com                                               19091-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer International Value VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus

May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer International Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

International Value invests primarily in equity securities of non-U.S. issuers for long-term growth of capital.

Contents

Basic information about the portfolio ......................................   1
Common portfolio investment policies .......................................   7
Management .................................................................   7
Distributions and taxes ....................................................   8
Shareholder information ....................................................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about International Value
VCT Portfolio

Investment objective
Long-term capital growth.

Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the portfolio's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the portfolio's investments in any country are limited to 25% or less of its total assets. However, the portfolio may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the portfolio's assets in such countries or currencies will subject the portfolio to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.


The portfolio may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.


For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred shares. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth, employing a bottom-up analytical style. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
     - Management with demonstrated ability and commitment to the company
     - Low debt levels relative to equity

--------------------------------------------------------------------------------
 International investing
 The portfolio invests primarily in the securities of issuers that are organized and have their principal offices outside the United States.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

You could lose money on your investment or not make as much as if you invested elsewhere if:

     - The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)

     - Securities of non-U.S. issuers or value stocks fall out of favor with investors

     - The portfolio's investments remain undervalued or do not have the potential value originally expected


Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - The possibility that a counterparty may not complete a currency or securities transaction

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political or social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

To the extent that the portfolio invests from time to time more than 25% of its assets in issuers located in the United Kingdom and Japan, the portfolio may be particularly affected by risks associated with such countries. U.K. issuers will be directly affected by changes in economic activity and social, tax and monetary policy in the United Kingdom. The profitability of U.K. issuers may also be influenced by the economies of other European countries and economic and market regulations of the European Union. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Japanese issuers could be adversely effected by trade policies or declining economic activity in these markets. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, significant non-performing loan portfolios at major financial institutions and substantial governmental deficits.

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Annual return Class II shares
(Year ended December 31)

'96     '97     '98     '99     '00     '01     '02     '03     '04     '05
7.99    3.45    -9.94   44.02   -22.70  -23.93  -13.53  32.38   18.42   15.19


The highest calendar quarterly return was 28.84% (09/30/99 to 12/31/99).

The lowest calendar quarterly return was -21.48% (06/30/98 to 09/30/98).

Comparison with the Morgan Stanley Capital International (MSCI) All Country
(AC) World ex USA Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the MSCI AC World ex USA Index. The MSCI AC World Index excluding the United States is composed of 46 markets: 21 developed and 25 emerging countries. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2005)

                                                                                    Inception
                                                                        Since         Date
                                  1 Year     5 Years    10 Years     Inception      (Class I)
---------------------------------------------------------------------------------------------
Class II                           15.19        3.50        2.90          3.52         3/1/95
---------------------------------------------------------------------------------------------
MSCI AC World ex USA Index         17.11        6.66        6.70          7.13              -
---------------------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
Management Fee                                                             0.85%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.59%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   1.69%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                       Number of years you own your shares
                                 ----------------------------------------------
                                     1           3            5             10
--------------------------------------------------------------------------------
Class II                           $172        $533         $918          $1,998
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in non-U.S. equity securities to seek long-term capital growth.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities
The portfolio may invest up to 20% of its total assets in debt securities issued by U.S. or non-U.S. corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team manage other Pioneer funds investing primarily in international securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.


The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.85% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


Pioneer International Value VCT Portfolio
Class II shares(a)


                                                                                     Year Ended December 31,     5/1/03 (a)
                                                                                     -----------------------        to
                                                                                        2005         2004        12/31/03
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $11.84       $10.04         $ 7.76
                                                                                      ---------------------------------------
Increase from investment operations:
 Net investment income (loss)                                                          $ 0.04       $(0.02)        $ 0.05
 Net realized and unrealized gain on investments and foreign currency transactions       1.76         1.86           2.29
                                                                                      ---------------------------------------
   Net increase from investment operations                                             $ 1.80       $ 1.84         $ 2.34
                                                                                      ---------------------------------------
Distributions to shareowners:
 Net income                                                                             (0.01)       (0.04)         (0.06)
Net increase in net asset value                                                        $ 1.79       $ 1.80         $ 2.28
                                                                                      ---------------------------------------
 Net asset value, end of period                                                        $13.63       $11.84         $10.04
                                                                                      =======================================
Total return*                                                                           15.19%       18.42%         30.31%(b)
Ratio of net expenses to average net assets+                                             1.84%        2.13%         2.02%**
Ratio of net investment gain (loss) to average net assets+                               0.36%       (0.11)%        (0.81)%**
Portfolio turnover rate                                                                   108%         129%            99%
Net assets, end of period (in thousands)                                               $5,726       $4,133         $1,081
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                            1.84%        2.13%          2.02%**
 Net investment income (loss)                                                            0.36%       (0.11)%        (0.81)%**
-----------------------------------------------------------------------------------------------------------------------------


(a) Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(b) Not annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. The portfolio's annual turnover rate will vary based on many factors and has exceeded 100%. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:
     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings

The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the portfolio determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the portfolio's Trustees have determined to use the fair value of these securities as of the time the portfolio determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the portfolio to reflect the security's fair value at the time the portfolio determines its net asset value. The portfolio applies these recommendations in accordance with procedures approved by the Trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the portfolio determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The portfolio also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. The use of this method is intended to reduce the opportunities for market timers who seek to take advantage of time zone differences between the U.S. and non-U.S. markets. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

--------------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
--------------------------


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

--------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
--------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19092-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Mid Cap Value VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust

Class I Shares Prospectus
May 1, 2006


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Mid Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.


No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.


Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.


Portfolio


Strategic focus


Mid Cap Value invests in a diversified portfolio of securities consisting primarily of common stocks of mid-size companies for capital appreciation.


Contents



Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about
Pioneer Mid Cap Value VCT Portfolio

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity secuities, equity interests in real estate investment trusts (REITs), warrants and rights.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of mid-size companies.



The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.



Pioneer Investments Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:



     o  Favorable expected returns relative to perceived risk
     o  Management with demonstrated ability and commitment to the company
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Turnaround potential for companies that have been through difficult periods
     o Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     o Issuer's industry has strong fundamentals such as increasing or sustainable demand and barriers to entry



Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:



     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o  Mid-size or value stocks fall out of favor with investors

     o The portfolio's investments remain undervalued or do not have the potential value originally expected



The portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:


     o Be more sensitive to changes in earnings results and investor expectations
     o  Have more limited product lines and capital resources
     o  Experience sharper swings in market values
     o  Be harder to sell at the times and prices Pioneer thinks appropriate
     o  Offer greater potential for gain and loss

Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:



     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.



--------------------------------------------------------------------------------
Market value

A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
The portfolio's past performance
--------------------------------------------------------------------------------

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment. The portfolio began focusing on mid-cap securities during 1999.

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.



[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Annual return Class I shares
(Year ended December 31)

'96     15.03
'97     24.69
'98     -3.95
'99     13.05
'00     18.01
'01      6.49
'02    -11.21
'03     37.48
'04     22.12
'05      7.88





The highest calendar quarterly return was 17.33% (03/31/03 to 06/30/03).


The lowest calendar quarterly return was -20.94% (06/30/98 to 09/30/98).

Comparison with the Russell Midcap Value Index

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell Midcap Value Index. This index measures the performance of U.S. mid-cap value stocks. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:



     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions



Average annual total return (%)
(for periods ended December 31, 2005)




                                                                         Since    Inception
                                 1 Year     5 Years     10 Years     Inception         Date
-------------------------------------------------------------------------------------------
Class I                            7.88       11.36        12.15         12.79       3/1/95
-------------------------------------------------------------------------------------------
Russell Midcap Value Index        12.65       12.21        13.65         14.80            -
-------------------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets




                                           Class I
Management Fee                               0.65%
--------------------------------------------------
Distribution and Service (12b-1) Fee         None
--------------------------------------------------
Other Expenses                               0.06%
--------------------------------------------------
Total Operating Expenses                     0.71%
--------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.



Although your actual costs may be higher or lower, under these assumptions your costs would be:




            Number of years you own your shares
            ------------------------------------
               1        3         5         10
------------------------------------------------
Class I      $73      $227      $395      $883
------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of mid-cap companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities
The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.




Management


Portfolio management

Day-to-day management of the portfolio is the responsibility of J. Rodman Wright. Mr. Wright is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988.


The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.



Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.



A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.




Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal years ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Mid Cap Value VCT Portfolio
Class I shares




                                                             Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                              12/31/05     12/31/04     12/31/03     12/31/02     12/31/01
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  24.67     $  20.47     $  14.94     $   17.35   $  17.79
                                                               -----------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.15     $   0.08     $   0.14     $    0.07   $   0.07
 Net realized and unrealized gain (loss) on investments            1.75         4.41         5.45         (1.97)      1.06
                                                               -----------------------------------------------------------
  Net increase (decrease) from investment operations           $   1.90     $   4.49     $   5.59     $  (1.90)   $   1.13
Distributions to shareowners:
 Net investment income                                            (0.08)       (0.08)       (0.06)       (0.05)      (0.10)
 Net realized gain                                                (1.49)       (0.21)           -        (0.46)      (1.47)
                                                               -----------------------------------------------------------
  Net increase (decrease) in net asset value                   $   0.33     $  4.20      $   5.53     $   (2.41)  $  (0.44)
                                                               -----------------------------------------------------------
Net asset value, end of year                                   $  25.00     $  24.67     $  20.47     $   14.94   $  17.35
                                                               -----------------------------------------------------------
Total return*                                                      7.88%       22.12%       37.48%      (11.21)%      6.49%
Ratio of net expenses to average net assets                        0.71%        0.72%        0.76%        0.80%       0.79%
Ratio of net investment income (loss) to average net assets        0.58%        0.53%        0.86%        0.46%       0.45%
Portfolio turnover rate                                              42%          55%          52%          68%         95%
Net assets, end of period (in thousands)                       $288,837     $303,138     $170,237     $120,687    $128,340
Ratio with reduction for fees paid indirectly:
 Net expenses                                                      0.71%        0.72%        0.76%        0.80%       0.79%
 Net investment income (loss)                                      0.58%        0.53%        0.86%        0.46%       0.45%
--------------------------------------------------------------------------------------------------------------------------

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments

Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.



Short-term trading

The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.



Derivatives

The portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:



     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.



Management


Pioneer, the portfolio's investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.



Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.



Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.



Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.


In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.



Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.



Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.



Investments in shares of the portfolios


--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------


Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.



Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.



Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.




Excessive trading

Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:



     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.


The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.


While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                    Notes

                                    Notes

Pioneer Variable Contracts Trust

Class I Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.



Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.


You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[Logo] PIONEER
       Investments(R)




Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109



                                                                   19093-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Mid Cap Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006



Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Mid Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. The portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.



Portfolio


Strategic focus


Mid Cap Value invests in a diversified portfolio of securities consisting primarily of common stocks of mid-size companies for capital appreciation.


Contents

Basic information about the portfolio .....................................   1
Common portfolio investment policies ......................................   7
Management ................................................................   7
Distributions and taxes ...................................................   8
Shareholder information ...................................................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Mid Cap Value
VCT Portfolio


Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of mid-size companies.


The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Pioneer Investments Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     - Issuer's industry has strong fundamentals such as increasing or sustainable demand and barriers to entry


Principal risks of investing in the portfolio
Even though the portfolio seeks capital appreciation, you could lose money on your investment or not make as much as if you invested elsewhere if:


     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
     - Mid-size or value stocks fall out of favor with investors
     - The portfolio's investments remain undervalued or do not have the potential value originally expected


The portfolio also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for gain and loss

Risks of non-U.S. investments

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return


Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

--------------------------------------------------------------------------------
 Market value
 A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment. The portfolio began focusing on mid-cap securities during 1999.

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares
(Year ended December 31)

'96     '97     '98     '99     '00     '01     '02     '03     '04     '05
12.90   23.50   -9.57   12.77   19.17   6.22    -11.38  37.09   21.77   7.64


The highest calendar quarterly return was 17.26% (03/31/03 to 06/30/03).

The lowest calendar quarterly return was -20.99% (06/30/98 to 09/30/98).

Comparison with the Russell Midcap Value Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell Midcap Value Index. This index measures the performance of U.S. mid-cap value stocks. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions



Average annual total return (%)

(for periods ended December 31, 2005)

                                                                       Inception
                                                                Since       Date
                              1 Year   5 Years   10 Years   Inception  (Class I)
--------------------------------------------------------------------------------
Class II                        7.64     11.08      12.15       11.10     3/1/95
--------------------------------------------------------------------------------
Russell Midcap Value Index     12.65     12.21      13.65       14.80          -
--------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
Management Fee                                                             0.65%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.05%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   0.95%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:




                                         Number of years you own your shares
--------------------------------------------------------------------------------
                                     1          3           5           10
--------------------------------------------------------------------------------
Class II                            $97       $303        $525        $1,166
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of mid-cap companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.



Portfolio management

Day-to-day management of the portfolio is the responsibility of J. Rodman Wright. Mr. Wright is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.



Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.



Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.



Pioneer Mid Cap Value VCT Portfolio

Class II shares



                                                                          For the year ended December 31
                                                          --------------------------------------------------------------
                                                              2005        2004         2003          2002         2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 24.44     $ 20.32      $ 14.86      $  17.28      $ 17.75
                                                            ------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.35     $  0.01      $  0.06      $   0.04      $  0.14
 Net realized and unrealized gain (loss) on investments        1.47        4.38         5.44         (1.96)        0.94
                                                            ------------------------------------------------------------
  Net increase (decrease) from investment operations        $  1.82     $  4.39      $  5.50      $  (1.92)     $  1.08
Distributions to shareholders:
 Net investment income                                        (0.05)      (0.06)       (0.04)        (0.04)       (0.08)
 Net realized gain                                            (1.49)      (0.21)           -         (0.46)       (1.47)
                                                            ------------------------------------------------------------
Net increase (decrease) in net asset value                  $  0.28     $  4.12      $  5.46      $  (2.42)     $ (0.47)
                                                            ------------------------------------------------------------
Net asset value, end of period                              $ 24.72     $ 24.44      $ 20.32      $  14.86      $ 17.28
                                                            ============================================================
Total return*                                                  7.64%      21.77%       37.09%       (11.38)%       6.22%
Ratio of net expenses to average net assets+                   0.95%       0.97%        1.00%         1.07%        1.11%
Ratio of net investment income to average net assets+          0.25%       0.29%        0.60%         0.24%        0.10%
Portfolio turnover rate                                          42%         55%          52%           68%          95%
Net assets, end of period (in thousands)                    $88,217    $536,837     $211,120      $ 61,038      $10,195
Ratios with no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid
 indirectly:
 Net expenses                                                  0.95%       0.97%        1.00%         1.07%        1.11%
 Net investment income                                         0.25%       0.29%        0.60%         0.24%        0.10%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                  0.95%       0.97%        1.00%         1.07%        1.11%
 Net investment income                                         0.25%       0.29%        0.60%         0.24%        0.10%
------------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies


Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments

Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. The portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.



Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.


Derivatives
The portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management


Pioneer, the portfolio's investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.


Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.


Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, in the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

--------------------------
Share price
The net asset value per
share calculated on the
day of a transaction.
--------------------------

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Investments in shares of the portfolios
--------------------------
Since you may not
directly purchase shares
of the portfolios, you
should read the
prospectus for your
insurance company's
Variable Contract to
learn how to purchase a
Variable Contract based
on the portfolios.
--------------------------


Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.


Selling

Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.



Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                    Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.



Statement of additional information

The statement of additional information provides more detailed information about the portfolio. It is incorporated by reference into this prospectus.

You can also review and copy the portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)



[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   19094-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Money Market VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Money Market VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Money Market invests in high-quality short-term securities for current income consistent with preserving capital and providing liquidity.

Contents

Basic information about the portfolio .........   1
Management ....................................   6
Distributions and taxes .......................   6
Shareholder information .......................   7

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.
--------------------------------------------------------------------------------

Basic information about Pioneer Money Market
VCT Portfolio

Investment objective
Current income consistent with preservation of capital and providing liquidity.

Principal investment strategies
The portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

     - U.S. and foreign banks and savings and loan associations with total assets on excess of $10 billion
     -    Corporate issuers
     -    The U.S. government and its agencies and instrumentalities
     -    Foreign governments
     -    Multinational organizations such as the World Bank

The portfolio may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The portfolio may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.


The portfolio invests in U.S. government obligations and money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer Investment Management, Inc., the portfolio's investment adviser. If rating organizations differ in the rating assigned to a security, the portfolio will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's securities, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the portfolio.


The portfolio invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The portfolio's investments may have fixed, floating or variable interest rates.

In selecting the portfolio's investments, Pioneer complies with the rating, maturity and diversification requirements applicable to money market funds. Within those limits, Pioneer's assessment of broad economic factors that are expected to affect economic activity and interest rates influences its securities selection. Pioneer also employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality.

--------------------------------------------------------------------------------
Money market securities
Money market securities include:

     - Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
     -    Corporate debt securities, including commercial paper
     -    Obligations of U.S. and foreign banks
     -    Repurchase agreements

     -    Mortgage and asset-backed securities

     -    Securities issued by foreign governmental and corporate issuers
     -    Municipal obligations
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Although the portfolio seeks to maintain a $1 share price, you could lose money on your investment or the portfolio could fail to generate high current income if:

     - Interest rates rise go up causing the value of the portfolio's investments to decline
     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     - Pioneer's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     -    Inadequate financial information
     -    Smaller, less liquid and more volatile markets

     -    Political and economic upheavals


Market segment risks

To the extent the portfolio emphasizes, from time and time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'96                     4.51
'97                     4.64
'98                     4.68
'99                     4.38
'00                     5.71
'01                     3.39
'02                     1.19
'03                     0.56
'04                     0.65
'05                     2.47


The highest calendar quarterly return was 1.47% (09/30/00 to 12/31/00).

The lowest calendar quarterly return was 0.10% (06/30/03 to 09/30/03).


Comparison with 90-day U.S. Treasury Bill

The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the 90-day U.S. Treasury bill. The table also provides the portfolio's 7-day yield for the period ended December 31, 2005. Please contact Pioneer at 1-800-225-6292 to obtain the portfolio's current 7-day yield. The table assumes:


     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)



                                                                      Since    Inception    7-day
                                 1 Year    5 Years    10 Years    Inception         Date    Yield
-------------------------------------------------------------------------------------------------
Class I                            2.47       1.65        3.20         3.36       3/1/95
-------------------------------------------------------------------------------------------------
90-day U.S. Treasury bill I        3.07       2.11        3.63         3.76            -        -
-------------------------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                        Class I
Management Fee                                            0.40%
---------------------------------------------------------------
Distribution and Service (12b-1) Fee                       None
---------------------------------------------------------------
Other Expenses                                            0.23%
---------------------------------------------------------------
Total Operating Expenses                                  0.63%
---------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                         Number of years you own your shares
                     ------------------------------------------
                        1           3           5            10
---------------------------------------------------------------
Class I               $64         $202        $351         $786
---------------------------------------------------------------


Management

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Seth Roman. Mr. Roman is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Roman joined Pioneer as a portfolio manager in March 2006 and has been an investment professional for over 10 years. Prior to joining Pioneer, Mr. Roman was a fixed income trader for Fidelity Management and Research Company.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.40% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent accountants. Arthur Andersen ceased operations in 2002. The annual report is available upon request.


Pioneer Money Market VCT Portfolio
Class I shares

                                                                            For the year ended December 31
                                                                ----------------------------------------------------
Class I                                                          2005        2004       2003      2002       2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  1.00    $ 1.000    $ 1.000    $  1.00    $  1.00
                                                                ---------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $ 0.025    $ 0.007    $ 0.006    $  0.01    $  0.03
 Net realized and unrealized gain (loss) on investments               -          -          -          -          -
                                                                ---------------------------------------------------
  Net increase (decrease) from investment operations            $ 0.025    $ 0.007    $ 0.006    $  0.01    $  0.03
Distributions to shareowners:
 Net investment income                                           (0.025)    (0.007)    (0.006)     (0.01)     (0.03)
                                                                ---------------------------------------------------
Net asset value, end of period                                  $  1.00     $ 1.00     $ 1.00    $  1.00    $  1.00
                                                                ===================================================
Total return*                                                      2.47%      0.65%      0.56%      1.19%      3.39%
Ratio of net expenses to average net assets                        0.73%      0.74%      0.72%      0.78%      0.78%
Ratio of net investment income to average net assets               2.40%      0.66%      0.58%      1.11%      3.16%
Net assets, end of period (in thousands)                        $33,216    $42,896    $34,736    $59,521    $49,545
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
Net expenses                                                       0.73%      0.74%      0.72%      0.78%      0.78%
Net investment income                                              2.40%      0.66%      0.58%      1.11%      3.16%
--------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans.

Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                    Notes

                                    Notes

                                    Notes

                                    Notes

Pioneer Variable Contracts Trust

Class I Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19095-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Oak Ridge Large Cap Growth
VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.


Portfolio


Strategic focus



Oak Ridge Large Cap Growth invests primarily in equity securities of large capitalization companies with market capitalizations of $3 billion or more.



Contents

Basic information about the portfolio ....................................    1
Common portfolio investment policies .....................................    8
Management ...............................................................    9
Distributions and taxes ..................................................    9
Shareholder information ..................................................   10


An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Oak Ridge Large Cap Growth VCT Portfolio


Investment objective
Capital appreciation.


Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. (Effective July 1, 2006, the term "U.S." in the previous sentence will be deleted.) Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The portfolio anticipates that the average weighted market capitalization of the companies in its portfolio will be significantly higher than $3 billion. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and equity interests in real estate investment trusts (REITs).

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of large capitalization companies.


The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer, the portfolio's investment adviser, has engaged Oak Ridge Investments, LLC to act as the portfolio's subadviser under Pioneer's supervision.

When making purchase decisions for the portfolio, the subadviser uses a disciplined approach that involves three primary components:

- Research

The subadviser analyzes research on potential investments from a wide variety of sources, including internally generated analysis and research provided by institutions and the brokerage community. The subadviser seeks to supplement this analysis with information derived from business and trade publications, filings with the Securities and Exchange Commission, corporate contacts, industry conferences and discussions with company management.


- Fundamentals

Once a potential investment is identified, the subadviser considers whether the issuer possesses certain attributes that the subadviser believes a "buy" candidate should possess relating to, among other things, (i) growth of sales and earnings, (ii) earnings power, trends and predictability, (iii) quality of management, (iv) competitive position of products and/or services, (v) fundamentals of the industry in which the company operates and (vi) the ability to benefit from economic and political trends affecting the company.


- Valuation

Finally, the subadviser values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group.


>From this process, the subadviser constructs a list of securities for the portfolio to purchase.

The subadviser makes sell decisions for the portfolio based on a number of factors, including deterioration in a company's underlying fundamentals (as detailed above) and better relative value in other securities.

Principal risks of investing in the portfolio

You could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)
     - Large company or growth stocks fall out of favor with investors

     - The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect


The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of portfolioss holding more securities.



Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, can be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.



The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for the full calendar year since the inception of Class II on March 15, 2004. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                                     Year Ended December 31, 2005
--------------------------------------------------------------------------------
Annual return
Class II shares                                                 8.18
--------------------------------------------------------------------------------




The highest calendar quarterly return was 4.65% (06/30/05 to 09/30/05).

The lowest calendar quarterly return was -4.15% (12/31/04 to 03/31/05).


Comparison with the Standard & Poor's 500 Index and the Russell 1000 Growth
Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Russell 1000 Growth Index. The Standard & Poor's 500 Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Growth Index is made up of those stocks contained within the Russell 1000 Index having higher price-to-book ratios. Unlike the portfolio, the index is not managed and do not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2005)




                                                              Since    Inception
                                               1 Year     Inception         Date
--------------------------------------------------------------------------------
Class II                                         8.18        10.66       3/15/04
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                      4.91         7.98
--------------------------------------------------------------------------------
Russell 1000 Growth Index                        5.26         6.16             -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
Management Fee                                                             0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.93%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   1.93%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation                                   -0.98%
--------------------------------------------------------------------------------
Net Expenses                                                               0.95%
--------------------------------------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for details regarding the expense limitation agreement.



Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.



Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                         Number of years you own your shares
                                       -----------------------------------------
                                          1        3         5          10
--------------------------------------------------------------------------------
Class II                                 $97      $511      $951      $2,174
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of large capitalization U.S. companies. This section and "Common portfolio investment practices" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities

The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 10% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:


     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return


Generally the portfolio acquires debt securities that are rated investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.



Management


Investment adviser

Pioneer, the portfolio's investment adviser, oversees the portfolios' operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.



Investment subadviser

Oak Ridge Investments, LLC (Oak Ridge) is the portfolio's investment subadviser. As of December 31, 2005, Oak Ridge had approximately $3.3 billion in assets under management. Oak Ridge's principal place of business is located at 10 South LaSalle Street, Chicago, IL 60603.



Portfolio management

Day-to-day management of the portfolio is the responsibility of David M. Klaskin (lead manager), Chairman (since 1998), Chief Executive Officer and Chief Investment Officer (since 1989) of Oak Ridge, and Robert G. McVicker, Portfolio Manager and Director of Research at Oak Ridge (since 1989).

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is normally computed daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Oak Ridge as compensation for Oak Ridge's subadvisory services to the portfolio.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.




Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.



Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Class II shares

                                                                                          Year Ended                3/15/04(a)
                                                                                            12/31/05                to 12/31/04
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $ 11.09                    $ 10.00

Increase (decrease) from investment operations:
 Net investment income (loss)                                                               $ (0.01)                   $  0.03
 Net realized and unrealized gain on investments                                               0.92                       1.06
                                                                                            -------                    -------
  Net increase from investment operations                                                   $  0.91                    $  1.09
Distributions to shareowners:
 Net investment income                                                                        (0.02)                          -
                                                                                            -------                    --------
 Net increase in net asset value                                                            $  0.89                    $  1.09
                                                                                            -------                    --------
 Net asset value, end of period                                                             $ 11.98                    $ 11.09
                                                                                            -------                    --------
Total return*                                                                                  8.18%                     10.90%(b)
Ratio of net expenses to average net assets                                                    0.95%                      0.95%**
Ratio of net investment income to average net assets                                           0.08%                      0.79%**
Portfolio turnover rate                                                                         131%                        21%
Net assets, end of period (in thousands)                                                    $25,908                    $ 4,397
Ratios with no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                                                  1.93%                      6.22%**
 Net investment loss                                                                          (0.90)%                    (4.48)%**
------------------------------------------------------------------------------------------------------------------------------------

(a)  The Portfolio commenced operations on March 15, 2004.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.


NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Debt securities
The portfolio may invest in debt securities of corporate and government issuers. Generally the fund acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio's portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities held by the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.



Cash management and temporary investments

Normally, each portfolio invests substantially all of its assets to meet its investment objective. Each portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.



Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. The portfolio's annual turnover rate will be based on many factors and has exceeded 100%. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.



Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.


Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.



Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are paid out of the portfolio's assets on an ongoing basis, over time they increase the cost of your investment and may cost you more than paying other types of sales charges.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.



Distributions and taxes


Class II shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.



Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.



Shareholder information


Net asset value

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------


Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.


The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.


Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.


Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.



You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)



Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109


www.pioneerfunds.com                                               19096-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Real Estate Shares VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Real Estate Shares VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.


No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.


Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio


Strategic focus


Real Estate Shares invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.


Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Real Estate Shares
VCT Portfolio


Investment objectives

Long-term growth of capital. Current income is a secondary objective.


Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, equity interests in REITs and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of REITs.



REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.



The portfolio uses a "growth at a reasonable price" style of management. Pioneer, the portfolio's investment adviser, has engaged AEW Management and Advisors, L.P. to act as the portfolio's subadviser under Pioneer's supervision. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:



     o Favorable expected returns relative to perceived risk
     o Increasing cash flow or favorable prospects for cash flow growth
     o Low market valuations relative to earnings forecast, net asset value and cash flow
     o Favorable prospects for dividend growth


The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.


--------------------------------------------------------------------------------
Real estate industry issuers

A real estate industry issuer is one that derives at least 50% of its gross revenues or net profits from either
o the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
o products or services related to the real estate industry like building supplies or mortgage servicing.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio

Even though the portfolio seeks long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:


     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o REITs and other real estate industry issuers fall out of favor with investors
     o The portfolio's investments do not have the growth potential originally expected

Risks of REITs

The portfolio also has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks include:


     o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
     o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
     o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

     o A REIT in the portfolio is, or is perceived by the market to be, poorly managed


Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.




The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class I shares for the past 10 calendar years. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.




[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Annual return Class I shares

(Year ended December 31)


'96   35.73
'97   21.17
'98  -18.74
'99   -4.17
'00   29.51
'01    7.80
'02    2.53
'03   34.75
'04   35.74
'05   15.13




The highest calendar quarterly return was 17.17% (09/30/96 to 12/31/96).

The lowest calendar quarterly return was -13.43% (06/30/98 to 09/30/98).



Comparison with the Wilshire Real Estate Securities Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Wilshire Real Estate Securities Index. This index is a market-capitalization weighted measure of the performance of REITs and real estate operating companies. Unlike the portfolio, these index is not managed and does not incur expenses. The table assumes:


     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions



Average annual total return (%)

(for periods ended December 31, 2005)





                                                                                     Since    Inception
                                             1 Year     5 years     10 Years     Inception         Date
-------------------------------------------------------------------------------------------------------
Class I                                       15.13       18.41        14.46        14.93        3/1/95
-------------------------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index         14.06       19.04        15.14        15.14             -
-------------------------------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets




                                           Class I
Management Fee                               0.80%
--------------------------------------------------
Distribution and Service (12b-1) Fee          None
--------------------------------------------------
Other Expenses                               0.14%
--------------------------------------------------
Total Operating Expenses                     0.94%
--------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.



Although your actual costs may be higher or lower, under these assumptions your costs would be:




             Number of years you own your shares
            --------------------------------------
               1        3         5          10
--------------------------------------------------
Class I      $96      $300      $520      $1,155
--------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio primarily invests in the equity securities of REITs and other real estate industry issuers to seek long-term growth of capital and, secondarily, current income.



This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than equity securities of REITs and other real estate industry issuers

The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including convertible debt. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives of long-term capital growth and current income, for diversification or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Certain mortgage-backed securities may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only mortgage-backed securities generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.



The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.



The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers provided that the purchases of Canadian securities are not subject to the non-U.S. issuer limitation. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.




Management


Investment subadviser

AEW Management and Advisors, L.P. (AEW), is the fund's investment subadviser. As of December 31, 2005, AEW and its affiliates had approximately $23.2 billion in assets under management.



Portfolio management
Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA. Mr. Troxell is a Senior Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994.



The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.



Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets. This fee is normally computed daily and paid monthly.



A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.




Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.



Pioneer Real Estate Shares VCT Portfolio
Class I shares



                                                                        For the year ended December 31,
                                                          -----------------------------------------------------------
                                                              2005        2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 24.30     $ 18.57     $ 14.47     $ 14.77     $ 14.42
                                                            ---------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $  0.43     $  0.52     $  0.74     $  0.62     $  0.68
 Net realized and unrealized gain (loss) on investments        3.10        5.99        4.16       (0.23)       0.40
                                                            ---------------------------------------------------------
  Net increase from investment operations                   $  3.53     $  6.51     $  4.90     $  0.39     $  1.08
Distributions to shareowners:
 Net investment income                                        (0.39)      (0.45)      (0.64)      (0.69)      (0.56)
                                                            ---------------------------------------------------------
 Net realized gain                                            (1.31)      (0.33)          -           -           -
                                                            ---------------------------------------------------------
 Tax return of capital                                            -           -       (0.16)          -       (0.17)
                                                            ---------------------------------------------------------
  Net increase (decrease) in net asset value                $  1.83     $  5.73     $  4.10     $ (0.30)    $  0.35
                                                            ---------------------------------------------------------
Net asset value, end of period                              $ 26.13     $ 24.30     $ 18.57     $ 14.47     $ 14.77
                                                            ---------------------------------------------------------
Total return*                                                 15.13%      35.74%      34.75%      (2.53)%      7.80%
Ratio of net expenses to average net assets                    0.94%       0.98%       1.03%       1.07%       1.16%
Ratio of net investment income to average net assets           1.65%       2.41%       4.49%       4.76%       4.71%
Portfolio turnover rate                                          12%         35%         20%         29%         34%
Net assets, end of period (in thousands)                    $32,086     $36,447     $31,891     $29,873     $33,026
---------------------------------------------------------------------------------------------------------------------


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, the subadviser will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.



Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative



Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent the subadviser believes these investments do not prevent the portfolio from seeking its investment objective.




Management

Pioneer, the portfolios' investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.



Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 of one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. The existing shareholders of the portfolio approved this policy and the hiring of AEW as the portfolio's subadviser at a special shareholder meeting held on April 13, 2004.


Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.



Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (the "Code") the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.


In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.



Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.



Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.





--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------
Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment medium for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.



Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the portfolio to sell or value its investments or with the permission of the Securities and Exchange Commission.



Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.


The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.


While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares




You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.



You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[Logo] PIONEER
       Investments(R)



Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109



                                                                   19097-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Real Estate Shares VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of the Pioneer Real Estate Shares VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.


No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.


Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio


Strategic focus


Real Estate Shares invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.


Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Real Estate Shares
VCT Portfolio


Investment objectives

Long-term growth of capital. Current income is a secondary objective.


Principal investment strategies

Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, equity interests in REITs and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of REITs.


REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.


The portfolio uses a "growth at a reasonable price" style of management. Pioneer, the portfolio's investment adviser, has engaged AEW Management and Advisors, L.P. to act as the portfolio's subadviser under Pioneer's supervision. Using this investment style, the subadviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the subadviser employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. The subadviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The subadviser focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors the subadviser looks for in selecting investments include:



     o Favorable expected returns relative to perceived risk
     o Increasing cash flow or favorable prospects for cash flow growth
     o Low market valuations relative to earnings forecast, net asset value and cash flow
     o Favorable prospects for dividend growth


The subadviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The subadviser makes that determination based upon the same criteria it uses to select portfolio securities.


--------------------------------------------------------------------------------
Real estate industry issuers
A real estate industry issuer is one that derives at least 50% of its gross revenues or net profits from either
o the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
o products or services related to the real estate industry like building supplies or mortgage servicing.
--------------------------------------------------------------------------------

Principal risks of investing in the portfolio
Even though the portfolio seeks long-term growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:



     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o REITs and other real estate industry issuers fall out of favor with investors
     o The portfolio's investments do not have the growth potential originally expected

Risks of REITs
The portfolio also has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers and concentrates its investments in the real estate industry. These risks include:



     o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
     o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
     o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

     o A REIT in the portfolio is, or is perceived by the market to be, poorly managed


Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.




The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.



The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the performance of the portfolio's Class II shares for the past 10 calendar years. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after August 1, 2000, the actual performance of Class II shares is reflected.



The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Annual return Class II shares

(Year ended December 31)


'96     34.31
'97     20.66
'98    -19.35
'99     -5.23
'00     30.74
'01      7.52
'02      2.28
'03     34.46
'04     35.39
'05     14.86





The highest calendar quarterly return was 16.83% (09/30/04 to 12/31/04).


The lowest calendar quarterly return was -13.49% (06/30/98 to 09/30/98).



Comparison with the Wilshire Real Estate Securities Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Wilshire Real Estate Securities Index. This index is a market-capitalization weighted measure of the performance of REITs and real estate operating companies.


The performance of Class II shares for the period prior to the commencement of operations of Class II shares on August 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.


Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2005)





                                                                                              Inception
                                                                                  Since         Date
                                             1 Year     5 Years     10 Years    Inception     (Class I)
--------------------------------------------------------------------------------------------------------
Class II                                      14.86       18.12        14.05        14.51        3/1/95
--------------------------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index         14.06       19.04        15.14        15.33             -
--------------------------------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets




                                         Class II
Management Fee                              0.80%
-------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
-------------------------------------------------
Other Expenses                              0.13%
-------------------------------------------------
Total Operating Expenses                    1.18%
-------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.



Although your actual costs may be higher or lower, under these assumptions your costs would be:




               Number of years you own your shares
             ---------------------------------------
                1         3         5          10
----------------------------------------------------
Class II      $120      $375      $649      $1,432
----------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio primarily invests in the equity securities of REITs and other real estate industry issuers to seek long-term growth of capital and, secondarily, current income.



This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).


Investments other than equity securities of REITs and other real estate industry issuers



The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally the portfolio acquires investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities, including convertible debt. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objectives of long-term capital growth and current income, for diversification or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Certain mortgage-backed securities may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only mortgage-backed securities generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.



The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.



The portfolio may invest up to 10% of its total assets in securities of non-U.S. issuers provided that the purchases of Canadian securities are not subject to the non-U.S. issuer limitation. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.




Management


Investment subadviser

AEW Management and Advisors, L.P. (AEW), is the fund's investment subadviser. As of December 31, 2005, AEW and its affiliates had approximately $23.2 billion in assets under management.



Portfolio management
Day-to-day management of the portfolio is the responsibility of Matthew A. Troxell, CFA. Mr. Troxell is a Senior Portfolio Manager at AEW with responsibility for construction and management of all the firm's publicly traded real estate equities portfolios. He has been employed at AEW as part of the REIT group since 1994.



The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.



Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.80% of the portfolio's average daily net assets. This fee is normally computed daily and paid monthly.



A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.




Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income quarterly during March, June, September and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the fiscal year ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.



Pioneer Real Estate Shares VCT Portfolio
Class II shares




                                                                        For the Year Ended December 31,
                                                          -----------------------------------------------------------
                                                              2005        2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 24.26     $ 18.55     $ 14.45     $ 14.75     $ 14.40
                                                            ---------------------------------------------------------
Increase from investment operations:
 Net investment income                                      $  0.36     $  0.44     $  0.68     $  0.55     $  0.41
 Net realized and unrealized gain (loss) on investments        3.11        6.00        4.18       (0.20)      0.63
                                                            ---------------------------------------------------------
 Net increase from investment operations                    $  3.47     $  6.44     $  4.86     $  0.35     $  1.04
Distributions to shareholders:
 Net investment income                                        (0.33)      (0.40)      (0.56)      (0.65)      (0.52)
 Net realized gain                                            (1.31)      (0.33)          -           -           -
 Tax Return of Capital                                            -           -       (0.20)          -       (0.17)
                                                            ---------------------------------------------------------
 Net increase (decrease) in net asset value                 $  1.83     $  5.71     $  4.10    $  (0.30)    $  0.35
                                                            ---------------------------------------------------------
 Net asset value, end of period                             $ 26.09     $ 24.26     $ 18.55    $  14.45     $ 14.75
                                                            ---------------------------------------------------------
Total return*                                                 14.86%      35.39%      34.45%       2.28%       7.52%
Ratio of net expenses to average net assets                    1.18%       1.23%       1.28%       1.32%       1.52%
Ratio of net investment income to average net assets           1.46%       2.20%       4.26%       4.21%       4.36%
Portfolio turnover rate                                          12%         35%         20%         29%         34%
Net assets, end of period (in thousands)                    $67,383     $61,799     $39,892    $ 31,985     $11,972
---------------------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, the subadviser will consider what actions, if any, are appropriate including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.



Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the he portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative



Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent the subadviser believes these investments do not prevent the portfolio from seeking its investment objective.




Management

Pioneer, the portfolios' investment adviser, oversees the portfolio's operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.



Pioneer is an indirect wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual investment fund history includes creating in 1928 one of the first mutual funds.



Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. The existing shareholders of the portfolio approved this policy and the hiring of AEW as the portfolio's subadviser at a special shareholder meeting held on April 13, 2004.



Distribution plan
The portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.


Additional dealer compensation

The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.



Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (the "Code") the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.



Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.



Shareholder information


Net asset values
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.



Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size that would disrupt the management of a portfolio.


The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment medium for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.



Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the portfolio to sell or value its investments or with the permission of the Securities and Exchange Commission.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.


The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset values" in the prospectus.


While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.



The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.



You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[Logo] PIONEER
       Investments(R)


Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109



                                                                   19098-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Small and Mid Cap Growth
VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus


May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Small and Mid Cap Growth VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Small and Mid Cap Growth invests primarily in equity securities of small and mid-capitalization issuers.

Contents

Basic information about the portfolio ....................................   1
Common portfolio investment policies .....................................   7
Management ...............................................................   7
Distributions and taxes ..................................................   8
Shareholder information ..................................................   9


An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small and Mid Cap Growth VCT Portfolio

Investment objective
Long term capital growth.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets(plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P MidCap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The portfolio's investments will not be confined to securities issued by companies included in an index. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as equity-based exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers as described above.

There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers and the portfolio has the flexibility to invest substantially in either in small or mid-cap issuers when the portfolio's subadviser believes such focus is warranted.

The portfolio uses a "growth" style of management and seeks to invest in issuers with above average potential for earnings growth. Pioneer has engaged
L. Roy Papp & Associates, LLP to act as the portfolio's subadviser under Pioneer's supervision. The subadviser evaluates an issuer's prospects for capital appreciation by considering, among other factors, growth over extended periods of time, profitability created through operating efficiency rather than financial leverage, and whether cash flows confirm the sustainability of growth. The subadviser follows a "buy and hold" strategy. Once a security is purchased, the portfolio ordinarily retains an investment so long as the subadviser continues to believe that the security's prospects for appreciation continue to be favorable and that the security is not overvalued in the marketplace. The subadviser does not attempt to time the market.

Principal risks of investing in the portfolio
Even though the portfolio seeks growth of capital, you could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down (this risk may be greater in the short term)
     - Small or mid-cap companies fall out of favor with investors
     - The subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect


The portfolio may invest in fewer than 40 securities and, as a result, the portfolio's performance may be more volatile than the performance of portfolios holding more securities.

The portfolio also has risks associated with investing in small and mid-cap companies. Compared to large companies, small and mid-cap companies, and the market for their equity securities, are likely to:


     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices the subadviser thinks appropriate
     - Offer greater potential for gain and loss


The portfolio may at times be invested primarily in small cap stocks.

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

Portfolio performance
The chart shows the performance of the portfolio's Class II shares for the full calendar year since the inception of Class II on March 15, 2004. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Annual return Class II shares
(Year ended December 31)
'05                                                             4.60

The highest calendar quarterly return was 3.58% (07/01/05 to 09/30/05). The lowest calendar quarterly return was -1.29% (01/01/05 to 03/31/05).

Comparison with the Russell 2500 Growth Index
The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 2500 Growth Index. Russell 2500 Growth Index measures the performance of small- and mid-cap growth stocks Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)
(for periods ended December 31, 2005)

                                                              Since    Inception
                                               1 Year     Inception         Date
--------------------------------------------------------------------------------
Class II                                         4.60          7.41      3/15/04
--------------------------------------------------------------------------------
Russell 2500 Growth Index                        8.17          9.65            -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
(paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
Management Fee                                                             0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             2.25%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   3.25%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(1)                                -2.25%
--------------------------------------------------------------------------------
Net Expenses(1)                                                            1.00%
--------------------------------------------------------------------------------

(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for details regarding the expense limitation agreement.


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                         Number of years you own your shares
                                     -------------------------------------------
                                        1         3          5           10
--------------------------------------------------------------------------------
Class II                               $102      $790      $1,502      $3,394
--------------------------------------------------------------------------------

Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of small and mid-capitalization issuers. This section and "Common portfolio investment practices" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities
The portfolio may invest up to 20% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the subadviser might not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return


Generally the portfolio acquires debt securities that are rated investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when the subadviser believes they are consistent with the portfolio's investment objective by offering the potential for capital appreciation, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the subadviser. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Management

Investment adviser

Pioneer, the portfolio's investment adviser, oversees the portfolios' operations and supervises the portfolio's subadviser, which is responsible for the day-to-day management of the portfolio.


Investment subadviser

L. Roy Papp & Associates, LLP (Papp), the portfolio's subadviser, is an investment adviser to individuals, trusts, retirement plans, endowments and foundations. As of December 31, 2005, Papp's assets under management were approximately $561 million. Papp's main office is located at 6225 North 24th Street, Suite 150, Phoenix, AZ 85016.

Portfolio management
Day-to-day management of the portfolio is the responsibility of L. Roy Papp and Rosellen C. Papp, who have managed the fund since its commencement. L. Roy Papp and Rosellen C. Papp have been investment professionals since 1955 and 1981, respectively.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. The fee is normally computed daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Papp as compensation for Papp's subadvisory services to the portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements.


Pioneer Small and Mid Cap Growth VCT Portfolio
Class II shares


                                                                                                Year                3/15/04(a)
                                                                                                Ended                   to
                                                                                              12/31/05              12/31/04
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $ 10.87               $ 10.00
                                                                                            ----------------------------------------
Increase from investment operations:
 Net investment loss                                                                           $ (0.03)              $ (0.02)
 Net realized and unrealized gain on investments                                                  0.53                  0.89
                                                                                            ----------------------------------------
  Net increase from investment operations                                                      $  0.50               $  0.87
                                                                                            ----------------------------------------
 Net increase in net asset value                                                               $  0.50               $  0.87
                                                                                            ----------------------------------------
 Net asset value, end of period                                                                $ 11.37               $ 10.87
                                                                                            ========================================
Total return*                                                                                     4.60%                 8.70%(b)
Ratio of net expenses to average net assets+                                                      1.00%                 1.00%**
Ratio of net investment loss to average net assets+                                              (0.36)%               (0.51)%**
Portfolio turnover rate                                                                             13%                   44%
Net assets, end of period (in thousands)                                                       $ 4,602               $ 2,579
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                     3.25%                 7.50%**
 Net investment loss                                                                             (2.61)%               (7.01)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                                     1.00%                 1.00%**
 Net investment loss                                                                             (0.36)%               (0.51)%**
------------------------------------------------------------------------------------------------------------------------------------


(a)  The Portfolio commenced operations on March 15, 2004.

(b)  Not annualized.


* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.


**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. Each portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when the subadviser believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives

Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:


     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval.


Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are paid out of the portfolio's assets on an ongoing basis, over time they increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Class II shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans.

Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.


Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com                                              19099-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Small Cap Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Small Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.


No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.


Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio


Strategic focus


Small Cap Value seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.


Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Cap Value
VCT Portfolio

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of small companies.


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:



     o Favorable expected returns relative to perceived risk
     o Management with demonstrated ability and commitment to the company
     o Above average potential for earnings and revenue growth
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Turnaround potential for companies that have been through difficult periods
     o Low debt levels relative to equity
     o Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry




Principal risks of investing in the portfolio
You could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

     o Small company or value stocks fall out of favor with investors

     o The portfolio's investments remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:


     o Be more sensitive to changes in the economy, earnings results and investor expectations
     o Have more limited product lines and capital resources
     o Experience sharper swings in market values
     o Be harder to sell at the times and prices Pioneer thinks appropriate

     o Offer greater potential for gain and loss



Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.



Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on November 8, 2001. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


Annual return Class I shares
(Year ended December 31)


'02    -15.08
'03     35.43
'04     20.16
'05     11.39




The highest calendar quarterly return was 21.45% (03/31/03 to 06/30/03).

The lowest calendar quarterly return was -21.72% (06/30/02 to 09/30/02).


Comparison with the Russell 2000 Index and the Russell 2000 Value Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index measures the performance of U.S. small-cap stocks.The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks.


The portfolio's primary benchmark changed from the Russell 2000 Value Index to the Russell 2000 Index. The Russell 2000 Value Index is the portfolio's secondary benchmark index. It is Pioneer's opinion that, since the Russell 2000 Index is the broadest measure of small cap stock performance, it is a more appropriate primary benchmark for the portfolio.



Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2005)



                                          Since  Inception
                              1 Year  Inception       Date
----------------------------------------------------------
Class I                        11.39      13.22    11/8/01
----------------------------------------------------------
Russell 2000 Index              4.55       7.26          -
----------------------------------------------------------
Russell 2000 Value Index        4.71      14.80          -
----------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.



Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                           Class I
--------------------------------------------------
Management Fee                               0.75%
--------------------------------------------------
Distribution and Service (12b-1) Fee         None
--------------------------------------------------
Other Expenses                               0.40%
--------------------------------------------------
Total Operating Expenses                     1.15%
--------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.



Although your actual costs may be higher or lower, under these assumptions your costs would be:




              Number of years you own your shares
            ---------------------------------------
               1         3         5          10
---------------------------------------------------

Class I      $117      $365      $633      $1,398
---------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of small companies.



This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).



Investments other than U.S. equity securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.



The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio or for greater liquidity.



Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.



Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.




Management


Portfolio management
Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios.



The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.



A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.




Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.



Pioneer Small Cap Value VCT Portfolio

Class I shares





                                                                          For the year ended December 31,
                                                               -----------------------------------------------------
                                                                   2005        2004         2003          2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 15.02     $ 12.50      $  9.23      $   10.87
                                                                 ---------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.05     $ (0.03)     $     -      $   (0.01)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                 1.61        2.55         3.27          (1.63)
                                                                 ---------------------------------------------------
Net increase (decrease) from investment operations               $  1.66     $  2.52      $  3.27      $   (1.64)
Distributions to shareowners:
 Net investment income                                                 -           -            -          (0.00)(b)
 Net realized gain                                                 (0.49)          -            -          (0.00)(b)
                                                                 ---------------------------------------------------
  Net increase (decrease) in net asset value                     $  1.17     $  2.52      $  3.27      $   (1.65)
                                                                 ---------------------------------------------------
Net asset value, end of period                                   $ 16.19     $ 15.02      $ 12.50      $    9.23
                                                                 ===================================================
Total return*                                                      11.39%      20.16%       35.43%        (15.08)%
Ratio of net expenses to average net assets+                        1.15%       1.25%        1.25%          1.25%
Ratio of net investment income (loss) to average net assets+        0.35%      (0.21)%       0.03%         (0.05)%
Portfolio turnover rate                                               38%         36%          74%            50%
Net assets, end of period (in thousands)                         $20,555     $17,993      $12,049      $   6,603
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      1.15%       1.30%        2.40%          2.76%
  Net investment income (loss)                                      0.35%      (0.26)%      (1.12)%        (1.56)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.15%       1.25%        1.25%          1.25%
 Net investment income (loss)                                       0.35%      (0.21%)       0.03%         (0.05)%
--------------------------------------------------------------------------------------------------------------------



                                                                 11/8/01(a)
                                                                     to
                                                                  12/31/01
------------------------------------------------------------------------------
Net asset value, beginning of period                              $  10.00
                                                                  ------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   0.01
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                   0.86
                                                                  ------------
Net increase (decrease) from investment operations                $   0.87
Distributions to shareowners:
 Net investment income                                                   -
 Net realized gain                                                       -
                                                                  ------------
  Net increase (decrease) in net asset value                      $   0.87
                                                                  ------------
Net asset value, end of period                                    $  10.87
                                                                  ============
Total return*                                                         8.70%
Ratio of net expenses to average net assets+                           1.21%**
Ratio of net investment income (loss) to average net assets+          0.86%**
Portfolio turnover rate                                                  0%
Net assets, end of period (in thousands)                          $    504
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       77.48%**
  Net investment income (loss)                                      (75.41)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         1.21%**
 Net investment income (loss)                                         0.86%**
------------------------------------------------------------------------------


(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.

(b) Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies
Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.


Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.



Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative


Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.



Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.



Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.



Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.


Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.


The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.


In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.



Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information


Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.


The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.



Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.



Investments in shares of the portfolios

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.


The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.


Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.



Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.



Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.


The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.


The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class I Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).



Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.



You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[Logo] PIONEER
       Invetments(R)




Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109



                                                                   19100-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Small Cap Value VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus


May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Small Cap Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Small Cap Value seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

Contents

Basic information about the portfolio ....................................   1
Common portfolio investment policies .....................................   7
Management ...............................................................   7
Distributions and taxes ..................................................   8
Shareholder information ..................................................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Cap Value
VCT Portfolio

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of small companies.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     - Low debt levels relative to equity
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio

You could lose money on your investment or not make as much as if you invested elsewhere if:

     - The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)


     - Small company or value stocks fall out of favor with investors

     - The portfolio's investments remain undervalued or do not have the potential value originally expected


The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate
     - Offer greater potential for gain and loss

Market segment risks


To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Portfolio performance

The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on November 8, 2001. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                                   Year Ended December 31
--------------------------------------------------------------------------------
                                          2002       2003       2004       2005
--------------------------------------------------------------------------------
Annual return
Class II shares                         -15.06       35.10      19.89      11.10
--------------------------------------------------------------------------------

The highest calendar quarterly return was 21.76% (03/31/03 to 06/30/03).

The lowest calendar quarterly return was -21.72% (06/30/02 to 09/30/02).

Comparison with the Russell 2000 Index and the Russell 2000 Value Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 2000 Index and the Russell 2000 Value Index. The Russell 2000 Index measures the performance of U.S. small-cap stocks. The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The portfolio's primary benchmark changed from the Russell 2000 Value Index to the Russell 2000 Index. The Russell 2000 Value Index is the portfolio's secondary benchmark index. It is Pioneer's opinion that, since the Russell 2000 Index is the broadest measure of small cap stock performance, it is a more appropriate primary benchmark for the portfolio.

Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                         Since   Inception Date
                                            1 Year   Inception        (Class I)
--------------------------------------------------------------------------------
Class I                                      11.10      13.01       11/8/01
--------------------------------------------------------------------------------
Russell 2000 Index                            4.55       7.26             -
--------------------------------------------------------------------------------
Russell 2000 Value Index                      4.71      14.80             -
--------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
Management Fee                                                             0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.39%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   1.39%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's expense limitation is in effect for year one. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                     -------------------------------------------
                                          1         3         5          10
--------------------------------------------------------------------------------
Class II                                 $142      $440      $761      $1,669
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of small companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.


The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management
Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Small Cap Value VCT Portfolio
Class II shares


                                                                            Year Ended December 31,              5/1/03(a)
                                                                    -------------------------------------           to
                                                                          2005                 2004              12/31/03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 14.95              $ 12.47              $ 9.11
                                                                    ---------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                           $  0.02              $ (0.03)             $(0.00)
 Net realized and unrealized gain on investments and
  foreign currency transactions                                            1.59                 2.51                3.37
                                                                    ---------------------------------------------------------------
  Net increase from investment operations                               $  1.61              $  2.48              $ 3.36
Distributions to shareowners:
 Net realized gain                                                        (0.49)                   -                   -
                                                                    ---------------------------------------------------------------
 Net increase in net asset value                                        $  1.12              $  2.48              $ 3.36
                                                                    ---------------------------------------------------------------
Net asset value, end of period                                          $ 16.07              $ 14.95              $12.47
                                                                    ---------------------------------------------------------------
Total return*                                                             11.10%               19.89%              36.88%(b)
Ratio of net expenses to average net assets+                               1.39%                1.54%               1.58%**
Ratio of net investment income (loss) to average net assets+               0.16%               (0.41)%             (0.15)%**
Portfolio turnover rate                                                      38%                  36%                 74%
Net assets, end of period (in thousands)                                $21,700              $10,845              $2,760
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              1.39%                1.59%               2.65%**
 Net investment income (loss)                                              0.16%               (0.46)%             (1.22)%**
Ratios with waiver of management fees and
 assumption of expenses by PIM and
 no reduction for fees paid indirectly:
 Net expenses                                                              1.39%                1.54%               1.58%**
 Net investment income (loss)                                              0.16%               (0.41)%             (0.15)%**
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Class II shares were first publicly offered on May 1, 2003.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser


Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolio intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans.

Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading


Frequent trading into and out of portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:


     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com                                               19101-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Small Cap Value II VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Small Cap Value II VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Small Cap Value II seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.

Contents

Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9

An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Cap Value II
VCT Portfolio

Investment objective
Capital growth.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.


The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     -    Favorable expected returns relative to perceived risk
     -    Management with demonstrated ability and commitment to the company
     -    Above average potential for earnings and revenue growth
     - Low market valuations relative to earnings forecast, book value, cash flow and sales
     - Turnaround potential for companies that have been through difficult periods
     -    Low debt levels relative to equity
     - Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry

Principal risks of investing in the portfolio
Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:
     - The stock market goes down (this risk may be greater in the short term)
     -    Small company or value stocks fall out of favor with investors
     - The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     -    Have more limited product lines and capital resources
     -    Experience sharper swings in market values

     -    Be harder to sell at the times and prices Pioneer thinks appropriate
     -    Offer greater potential for gain and loss


Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.



--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Pursuant to an agreement and plan of reorganization, the portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Small Cap Value Portfolio (the predecessor portfolio) on December 10, 2004. As a result of the reorganization, the portfolio is the accounting successor of the predecessor portfolio, which commenced operations on April 30, 1997. The performance of the Class I shares the portfolio from commencement of operations of the predecessor portfolio includes the performance of the predecessor portfolio's. Since August 2, 2004, Pioneer Investment Management, Inc. has served as the predecessor portfolio's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor portfolio's investment adviser.

Portfolio performance
The chart shows the performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on April 30, 1997. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I shares
(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'98                     -19.95
'99                      15.40
'00                      -6.02
'01                      21.15
'02                      -4.56
'03                      42.78
'04                      22.31
'05                      14.94


The highest calendar quarterly return was 26.56% (09/30/99 to 12/31/99).

The lowest calendar quarterly return was -33.79% (06/30/98 to 09/30/98).


Comparison with the Russell 2000 Value Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 2000 Value Index. This Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index.

Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)



                                                     Since      Inception
                            1 Year    5 Years    Inception           Date
-------------------------------------------------------------------------
Class I                      14.94      18.34        11.59    04/30/97(1)
-------------------------------------------------------------------------
Russell 2000 Value Index      4.71      13.55        12.53              -
-------------------------------------------------------------------------


(1) The inception date of the portfolio is December 10, 2004 pursuant to the reorganization of the predecessor portfolio. The predecessor portfolio commenced operations on April 30, 1997.

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                           Class I
Management Fee                                               0.75%
------------------------------------------------------------------
Distribution and Service (12b-1) Fee                          None
------------------------------------------------------------------
Other Expenses                                               0.22%
------------------------------------------------------------------
Total Operating Expenses                                     0.97%
------------------------------------------------------------------



Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                              Number of years you own your shares
                            --------------------------------------
                                   1        3       5         10
------------------------------------------------------------------
Class I                           $99     $309     $536     $1,190
------------------------------------------------------------------


Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of small companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than U.S. equity securities
The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. In addition, the portfolio may invest up to 5% of its total assets in equity and debt securities of other non-U.S. issuers, including securities of emerging market issuers. Investing in Canadian and other non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.


The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. issuers, including below investment grade convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.


Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management

Day-to-day management of the portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios.


The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions).

The information below has been audited by Ernst & Young LLP the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.


                                                                        For the year ended December 31
                                                             -----------------------------------------------------
Class I                                                       2005       2004(a)     2003       2002       2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 20.44    $ 17.00    $ 12.16    $ 12.81    $ 10.68
                                                             -----------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.20    $  0.10    $  0.09    $  0.07    $  0.13
 Net realized and unrealized gain (loss) on investments         2.84       3.68       5.10      (0.65)      2.13
                                                             -----------------------------------------------------
  Net increase (decrease) from investment operations         $  3.04    $  3.78    $  5.19    $ (0.58)   $  2.26
Distributions to shareholders:
 Net investment income                                         (0.13)         -      (0.09)     (0.07)     (0.13)
 Net realized gain                                             (0.02)     (0.34)     (0.26)         -          -
                                                             -----------------------------------------------------
Net increase (decrease) in net asset value                   $  2.89    $  3.44    $  4.84    $ (0.65)   $  2.13
                                                             -----------------------------------------------------
Net asset value, end of period                               $ 23.33    $ 20.44    $ 17.00    $ 12.16    $ 12.81
                                                             =====================================================
Total return*                                                  14.94%     21.33%     42.78%     (4.56)%    21.15%+
Ratio of net expenses to average net assets                     0.97%      1.01%      1.05%      1.03%      0.96%
Ratio of net investment income to average net assets            0.65%      0.57%      0.71%      0.54%      1.26%
Portfolio turnover rate                                           19%        27%        50%        56%        97%
Net assets, end of period (in thousands)                     $44,604    $57,463    $40,405    $24,663    $21,598
------------------------------------------------------------------------------------------------------------------



(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+ The total return would have been lower had certain expenses not been reduced during the periods shown.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual annual turnover rates.


Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the portfolio's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for the portfolio without shareholder approval.


Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value
The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class I Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19102-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Small Company VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class I Shares Prospectus
May 1, 2006


Introduction

Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class I shares of Pioneer Small Company VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.


Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus


Small Company seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.


Contents


Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Company
VCT Portfolio

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in securities of small companies.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:

     o Favorable expected returns relative to perceived risk
     o Management with demonstrated ability and commitment to the company
     o Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     o Turnaround potential for companies that have been through difficult periods
     o Low market valuations relative to earnings forecast, book value, cash flow and sales

Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.

Principal risks of investing in the portfolio

Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)
     o Small company or value stocks fall out of favor with investors
     o The portfolio's assets remain undervalued or do not have the potential value originally expected

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations
     o Have more limited product lines and capital resources
     o Experience sharper swings in market values
     o Be harder to sell at the times and prices Pioneer thinks appropriate
     o Offer greater potential for gain and loss

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets
     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment. The fund began investing in small-cap companies in September 2001. Before that time, the fund pursued its objective through investments in micro-cap companies.


Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class I shares for each full calendar year since the portfolio's inception on January 19, 2001. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Annual return Class I shares
(Year ended December 31)
'02     -16.75
'03      25.30
'04      13.38
'05       1.78

The highest calendar quarterly return was 16.71% (03/31/03 to 06/30/03).

The lowest calendar quarterly return was -19.91% (06/30/02 to 09/30/02).

Comparison with the Russell 2000 Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Russell 2000 Index. This index measures the performance of U.S. small-cap stocks. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions


Average annual total return (%)

(for periods ended December 31, 2005)



                                    Since  Inception
                       1 Year   Inception       Date
----------------------------------------------------
Class I                 1.78       5.78      1/19/01
----------------------------------------------------
Russell 2000 Index      4.55       7.26            -
----------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.

Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets



                                           Class I
---------------------------------------------------
Management Fee                               0.75%
---------------------------------------------------
Distribution and Service (12b-1) Fee          None
---------------------------------------------------
Other Expenses                               0.86%
---------------------------------------------------
Total Operating Expenses                     1.61%
---------------------------------------------------



Example
This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:



              Number of years you own your shares
----------------------------------------------------
               1         3         5          10
----------------------------------------------------
Class I      $164      $508      $876      $1,911
----------------------------------------------------



Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of small companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities
The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.

Management

Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson is a vice president of Pioneer. He joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.

Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Pioneer Small Company VCT Portfolio
Class I shares(a)



                                                                                                        1/19/01(a)
                                            Year Ended   Year Ended    Year Ended      Year Ended           to
Class I                                      12/31/05     12/31/04      12/31/03        12/31/02         12/31/01
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $12.97       $11.44        $ 9.13          $10.97           $10.00
                                             -----------------------------------------------------------------------
Increase (decrease) from
 investment operations:
 Net investment income (loss)                 $ 0.02       $(0.03)       $ 0.00(b)       $ 0.00(b)        $ 0.02
 Net realized and unrealized gain (loss)
   on investments and foreign
   currency transactions                        0.14         1.56          2.31           (1.84)            0.95
                                             -----------------------------------------------------------------------
   Net increase (decrease) from
    investment operations                     $ 0.16       $ 1.53        $ 2.31          $(1.84)          $ 0.97
Distributions to shareowners:
 Net investment income                             -            -             -           (0.00)(b)            -
 Net realized gain                             (1.28)           -             -               -                -
                                             -----------------------------------------------------------------------
   Net increase (decrease) in
    net asset value                           $(1.12)      $ 1.53        $ 2.31          $(1.84)          $ 0.97
                                             -----------------------------------------------------------------------
Net asset value, end of period                $11.85       $12.97        $11.44          $ 9.13           $10.97
                                             -----------------------------------------------------------------------
Total return*                                   1.78%       13.38%        25.30%         (16.75)%           9.70%
Ratio of net expenses to average
 net assets+                                    1.25%        1.25%         1.25%           1.25%            1.24%**
Ratio of net investment income (loss) to
 average net assets+                           (0.15)%      (0.25)%        0.02%           0.07%            0.30%**
Portfolio turnover rate                           65%         114%           38%             53%              72%
Net assets, end of period (in thousands)      $3,285       $3,784        $3,875          $3,441           $2,375
Ratios with no waiver of management fees
 and assumption of expenses by PIM and
 no reduction for fees paid indirectly:
 Net expenses                                   1.61%        1.53%         2.42%           2.68%            7.49%**
 Net investment income (loss)                  (0.21)%      (0.53)%       (1.15)%         (1.36)%          (5.95)%**
Ratio with waiver of management fees and
 assumption of expenses by PIM and
 reduction for fees paid indirectly:
 Net expenses                                   1.25%        1.25%         1.25%           2.68%            1.24%**
 Net investment income (loss)                  (0.15)%      (0.25)%        0.02%           1.36%            0.30%**
--------------------------------------------------------------------------------------------------------------------


(a) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.

(b) Amount rounds to less than one cent per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes

Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value


Share price
The net asset value per share calculated on the day of a transaction.

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.

Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                      Notes

                                      Notes

Pioneer Variable Contracts Trust

Class I Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.



(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com
                                                                   19144-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Small Company VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus


May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Small Company VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus
Small Company seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of equity securities of small companies.


Contents

Basic information about the portfolio ....................................   1
Common portfolio investment policies .....................................   7
Management ...............................................................   7
Distributions and taxes ..................................................   8
Shareholder information ..................................................   9


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Small Company
VCT Portfolio

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies


Normally, the portfolio invests at least 80% of its total assets in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in securities of small companies.


The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     - Favorable expected returns relative to perceived risk
     - Management with demonstrated ability and commitment to the company
     - Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
     - Turnaround potential for companies that have been through difficult periods
     - Low market valuations relative to earnings forecast, book value, cash flow and sales

Principal risks of investing in the portfolio

Even though the portfolio seeks capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     -  The stock market goes down (this risk may be greater in the short term)
     -  Small company or value stocks fall out of favor with investors
     - The portfolio's assets remain undervalued or do not have the potential value originally expected

--------------------------------------------------------------------------------
Market value
A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share.
--------------------------------------------------------------------------------

The portfolio also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     - Be more sensitive to changes in the economy, earnings results and investor expectations
     - Have more limited product lines and capital resources
     - Experience sharper swings in market values
     - Be harder to sell at the times and prices Pioneer thinks appropriate

     - Offer greater potential for gain and loss

Risks of non-U.S. investments


Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.


The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance varies from year to year.

The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on January 19, 2001. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on July 31, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after July 31, 2001, the actual performance of Class II shares is reflected.


The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class II shares
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


                                                   Year Ended December 31
--------------------------------------------------------------------------------
                                           2002       2003       2004       2005
--------------------------------------------------------------------------------
Annual return
Class II shares                          -17.14      25.14      13.22      1.65
--------------------------------------------------------------------------------

The highest calendar quarterly return was 15.46% (3/31/03 to 06/30/03).

The lowest calendar quarterly return was -20.07% (06/30/02 to 09/30/02).


Comparison with the Russell 2000 Index

The table shows the average annual total returns of the portfolio's Class II shares over time and compares these returns to the returns of the Russell 2000 Index. This index measures the performance of U.S. small-cap stocks. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on July 31, 2001 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     - The sale of the shares at the end of the period
     - Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)

                                                       Since    Inception Date
                                       1 Year      Inception         (Class I)
--------------------------------------------------------------------------------
Class II                                1.65         5.55          1/19/01
--------------------------------------------------------------------------------
Russell 2000 Index                      4.55         7.26                -
--------------------------------------------------------------------------------

Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                        Class II
--------------------------------------------------------------------------------
Management Fee                                                             0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                       0.25%
--------------------------------------------------------------------------------
Other Expenses                                                             0.83%
--------------------------------------------------------------------------------
Total Operating Expenses                                                   1.83%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                           Number of years you own your shares
                                     -------------------------------------------
                                        1         3         5          10
--------------------------------------------------------------------------------
Class II                               $186      $576      $990      $2,148
--------------------------------------------------------------------------------


Non-principal investment strategies and related risks

As discussed, the portfolio invests primarily in equity securities of small companies.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities

The portfolio may invest up to 20% of its total assets in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade convertible debt securities issued by both U.S. and non-U.S. issuers. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective by offering the potential for capital growth, to diversify the portfolio or for greater liquidity.


Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of David M. Adams, portfolio manager, and John McPherson, assistant portfolio manager. The portfolio managers are supported by the small cap team. Members of this team manage other Pioneer funds investing primarily in small cap securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. Mr. McPherson is a vice president of Pioneer. He joined Pioneer in September 2002 as an assistant portfolio manager. Prior to joining Pioneer, he was employed by Middleton & Company as an analyst on the team responsible for managing the equity portion of high net worth client portfolios.


The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.

Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income in December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below for the fiscal years ended December 31, 2002 through 2005 has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The information below for the period ended December 31, 2001 has been audited by Arthur Andersen LLP, the portfolio's previous independent auditors. Arthur Andersen ceased operations in 2002. The annual report is available upon request.

Pioneer Small Company VCT Portfolio
Class II shares(a)


                                                                           Year Ended December 31,
                                                          ------------------------------------------------------        8/1/01(a) to
                                                           2005           2004            2003             2002           12/31/01
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $12.85        $ 11.35          $ 9.07           $10.95           $11.18
                                                          --------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                             $   --        $ (0.05)         $(0.01)          $(0.01)          $   --
 Net realized and unrealized gain (loss) on
   investments and foreign currency transactions            0.14           1.55            2.29            (1.87)           (0.23)
                                                          --------------------------------------------------------------------------
    Net increase (decrease) from
     investment operations                                $ 0.14        $  1.50          $ 2.28           $(1.88)          $(0.23)
                                                          --------------------------------------------------------------------------
Distributions to shareowners:
 Net income                                                   --             --              --               --               --
 Net realized gain                                         (1.28)            --              --               --               --
                                                          --------------------------------------------------------------------------
 Net increase (decrease) in net asset value               $(1.14)       $  1.50          $ 2.28           $(1.88)          $(0.23)
                                                          --------------------------------------------------------------------------
 Net asset value, end of period                           $11.71        $ 12.85          $11.35           $ 9.07           $10.95
                                                          --------------------------------------------------------------------------
Total return*                                               1.65%         13.22%          25.14%          (17.14)%          (2.06)%
Ratio of net expenses to average net assets+                1.47%          1.48%           1.52%            1.58%            1.68%**
Ratio of net investment income (loss) to average
 net assets+                                               (0.05)%        (0.44)%         (0.23)%          (0.18)%           0.01%**
Portfolio turnover rate                                       65%           114%             38%              53%              72%
Net assets, end of period (in thousands)                  $9,732        $10,086          $7,095           $3,419           $  938
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                               1.83%          1.76%           2.67%            2.98%            6.71%**
 Net investment income (loss)                              (0.41)%        (0.72)%         (1.38)%          (1.58)%           5.02%**
------------------------------------------------------------------------------------------------------------------------------------



(a)  Class II shares first publicly offered on August 1, 2001.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)

**   Annualized.

+    Ratios assuming no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.


Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     - As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.


The investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes
Shares of the portfolios are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolios to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (Code), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

Each portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. Each portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, each portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     - Two or more purchases and redemptions within a short period of time; or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO] PIONEER
       Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com                                               19104-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                                                    Member SIPC

Pioneer Strategic Income VCT Portfolio
A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Strategic Income VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.

Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Strategic Income invests in debt securities for a high level of current income.

Contents


Basic information about the portfolio .........    1
Common portfolio investment policies ..........    9
Management ....................................    9
Distributions and taxes .......................   10
Shareholder information .......................   11


An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Strategic Income
VCT Portfolio

Investment objective
A high level of current income.

Principal investment strategies

Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:


     -    Below investment grade (high yield) securities of U.S. and non-U.S.
          issuers

     - Investment grade securities of U.S. issuers, including convertible debt

     -    Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in:

     - Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
     -    Debt securities of U.S. and non-U.S. corporate issuers
     -    Mortgage-backed and asset-backed securities

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.


Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.


As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.


Pioneer considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Pioneer also employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.


--------------------------------------------------------------------------------
Below investment grade debt securities

A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer.

--------------------------------------------------------------------------------

Principal risks of investing in the portfolio Even though the portfolio seeks a high level of current income, you could lose money on your investment, or the portfolio could fail to generate current income, if:

     - Interest rates go up, causing the value of the portfolio's investments to decline
     - The issuer of a security owned by the portfolio defaults on its obligation to pay principal and/or interest or has its credit rating downgraded
     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk
     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
     - Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgaged-backed securities issued by them are neither guaranteed nor issued by the U.S. government.


To the extent the portfolio invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.


Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the portfolio is subject to the following specific risks:

     - Increased price sensitivity to changing interest rates and deteriorating economic environment
     -    Greater risk of loss due to default or declining credit quality
     - Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
     - A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed markets. These risks are more pronounced to the extent the portfolio invests in issuers in countries with emerging markets or if the portfolio invests significantly in one country. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     - The possibility that a counterparty may not complete a currency or securities transaction

     - Adverse effect of currency exchange rates or controls on the value of the portfolio's investments
     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     - Economic, political and social developments may adversely affect the securities markets
     - Withholding and other non-U.S. taxes may decrease the portfolio's return
     - Non-U.S. governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the portfolio may be unable to enforce its rights against the issuers

Market segment risks

To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.


The portfolio's past performance

The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class I on July 29, 1999. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2003, the actual performance of Class II shares is reflected.

The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


Annual return Class II shares
(Year ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART OF THE PRINTED MATERIAL]

'00             4.25
'01             6.63
'02            10.45
'03            22.03
'04             9.95
'05             2.49


The highest calendar quarterly return was 8.92% (03/31/03 to 06/30/03)

The lowest calendar quarterly return was -2.16% (03/31/04 to 06/30/04)


Comparison with the Lehman Brothers U.S. Universal Index
The table shows the average annual total returns of the portfolio's Class I shares over time and compares these returns to the returns of the Lehman Brothers U.S. Universal Index. This index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2003 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:

     -    The sale of the shares at the end of the period
     -    Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)



                                                                          Inception
                                                                 Since         Date
                                        1 Year    5 Years    Inception    (Class I)
-----------------------------------------------------------------------------------
Class II                                  2.49      10.12         8.59      7/29/99
-----------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index      2.71       6.26         6.76            -
-----------------------------------------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                                                           Class II
Management Fee                                                               0.65%
-----------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                                         0.25%
-----------------------------------------------------------------------------------
Other Expenses                                                               0.24%
-----------------------------------------------------------------------------------
Total Operating Expenses                                                     1.14%
-----------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the portfolio's total operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                             Number of years you own your shares
                                        -------------------------------------------
                                            1          3           5          10
-----------------------------------------------------------------------------------
Class II                                  $116       $362        $628       $1,386
-----------------------------------------------------------------------------------

Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in a broad range of debt securities to achieve a high level of current income.

This section and "Common portfolio investment policies" describe additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Investments other than debt securities

The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income, the portfolio invests in equity securities when Pioneer believes they offer the potential for capital gains or to diversify the portfolio.


The portfolio may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The portfolio loses the right to receive interest and principal payments on the security it sold. However, the portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon Pioneer's ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Additional information about debt securities
The portfolio's investments in U.S. government securities may include U.S. Treasury bills, notes and bonds as well as obligations of U.S. agencies, instrumentalities and sponsored entities. Obligations of these entities may be supported by the full faith and credit of the U.S., such as the Government National Mortgage Association, by the right of the issuer to borrow from the U.S. Treasury, such as the Federal Home Loan Banks, by the discretionary authority of the U.S. to purchase the issuer's securities, like the Federal National Mortgage Association, or only by the credit of the issuer, such as the Tennessee Valley Authority.

The portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.


Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying mortgages are prepaid.

The portfolio may invest in mortgage derivatives and structured securities. Because these securities have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. If a rating organization changes the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider if any action is appropriate in light of the portfolio's investment objective and policies.


Management


Portfolio management
Day-to-day management of the fund's portfolio is the responsibility of Kenneth
J. Taubes. Mr. Taubes is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Taubes is responsible for overseeing the U.S. and global fixed income teams. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the portfolio.


Management fee
The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio's net income. Investors begin to earn dividends on the first business day following receipt of payment for shares and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax.

Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Strategic Income VCT Portfolio
Class II shares(a)


                                                                                                       5/1/03(a)
                                                                           Year Ended    Year Ended       to
Class II                                                                    12/31/05      12/31/04     12/31/03
-----------------------------------------------------------------------------------------------------------------
                                                                            $ 11.26       $ 11.01      $10.41
Net asset value, beginning of period                                        -------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.55       $  0.55      $ 0.41
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                               (0.28)         0.49        0.62
                                                                            -------------------------------------
   Net increase from investment operations                                  $  0.27       $  1.04      $ 1.03
Distributions to shareholders:
 Net investment income                                                        (0.61)        (0.63)      (0.43)
 Net realized gain                                                            (0.16)        (0.16)          -
                                                                            -------------------------------------
 Net increase (decrease) in net asset value                                 $ (0.50)      $  0.25      $ 0.60
                                                                            -------------------------------------
 Net asset value, end of period                                             $ 10.76       $ 11.26      $11.01
                                                                            =====================================
Total return*                                                                  2.49%         9.95%      10.90%(b)
Ratio of net expenses to average net assets+                                   1.14%         1.29%       1.49%**
Ratio of net investment income to average net assets+                          5.30%         5.49%       5.08%**
Portfolio turnover rate                                                          46%           53%         68%
Net assets, end of period (in thousands)                                   $40,045       $25,027      $3,663
Ratios with no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
   Net expenses                                                                1.14%         1.29%       1.49%**
   Net investment income                                                       5.30%         5.49%       5.08%**
-----------------------------------------------------------------------------------------------------------------


(a)  Class II shares were first publicly offered on May 1, 2003.

(b)  Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the completeredemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies
Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading
The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.

Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     - As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     -    As a substitute for purchasing or selling securities
     - To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management
Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Distribution plan
The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.


Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios
Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     - The sale of shares of a portfolio within a short period of time after the shares were purchased;
     -    Two or more purchases and redemptions within a short period of time;
          or
     - A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

                                                                   19105-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                                                 Member SIPC

Pioneer Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class II Shares Prospectus
May 1, 2006


Introduction
Pioneer Variable Contracts Trust is an open-end management investment company consisting of distinct investment portfolios. Pioneer Investment Management, Inc. (Pioneer) is the investment adviser to each portfolio. Class II shares of Pioneer Value VCT Portfolio are offered through this prospectus. Shares of the portfolios are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and are additionally offered to qualified pension and retirement plans (Qualified Plans). You may obtain certain tax benefits by purchasing a Variable Contract.

Each portfolio has its own distinct investment objective and policies. In striving to meet its objective, each portfolio will face the challenges of changing business, economic and market conditions. Each portfolio offers different levels of potential return and risks. These risks are discussed in the description of each portfolio.

No single portfolio constitutes a complete investment plan. Each portfolio's share price, yield and total return will fluctuate and an investment in a portfolio may be worth more or less than the original cost when shares are redeemed.


Each portfolio complies with various insurance regulations. Please read your insurance company's separate account prospectus for more specific information relating to insurance regulations and instructions on how to invest among the portfolios through a Variable Contract.

Portfolio

Strategic focus

Value invests primarily in equity securities of U.S. issuers for reasonable income and capital growth.

Contents



Basic information about the portfolio .........   1
Common portfolio investment policies ..........   7
Management ....................................   7
Distributions and taxes .......................   8
Shareholder information .......................   9



An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the portfolios' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

Basic information about Pioneer Value VCT Portfolio

Investment objective
Reasonable income and capital growth.

Principal investment strategies

The portfolio seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Pioneer Investment Management, Inc., the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer also considers a security's potential to provide a reasonable amount of income. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Pioneer looks for in selecting investments include:


     o Above average potential for earnings and revenue growth
     o Favorable expected returns relative to perceived risks
     o Management with demonstrated ability and commitment to the company
     o Low market valuations relative to earnings forecast, book value, cash flow and sales
     o Turnaround potential for companies that have been through difficult periods
     o Good prospects for dividend growth


The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Principal risks of investing in the portfolio

Even though the portfolio seeks reasonable income and capital growth, you could lose money on your investment or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)
     o Value stocks fall out of favor with investors
     o The portfolio's assets remain undervalued or do not have the potential value originally expected
     o Stocks selected for income do not achieve the same return as securities selected for capital appreciation

Risks of non-U.S. investments
Investing in non-U.S. issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to the larger more developed non-U.S. markets. However, these risks are more pronounced to the extent the portfolio invests in emerging markets. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
     o Adverse effect of currency exchange rates or controls on the value of the portfolio's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease the portfolio's return

Market segment risks
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The portfolio's past performance
The bar chart and table indicate the risks of investing in the portfolio by showing how the portfolio has performed in the past. The portfolio's performance will vary from year to year.


The portfolio's past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

Portfolio performance

The chart shows the year-by-year performance of the portfolio's Class II shares for each full calendar year since the inception of Class II on May 1, 2003. The chart does not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Annual return Class II shares
(Year ended December 31)

'04                          11.40
'05                           4.67


The highest calendar quarterly return was 6.94% (09/30/04 to 12/31/04).

The lowest calendar quarterly return was -0.32% (06/30/04 to 9/30/04).

Comparison with the Russell 1000 Value Index

The table shows the average annual total returns for each class of the portfolio over time and compares these returns to the returns of the Russell 1000 Value Index. This index measures the performance of large-cap U.S. value stocks. Unlike the portfolio, the index is not managed and does not incur expenses. The table assumes:


     o The sale of the shares at the end of the period
     o Reinvestment of all dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2005)



                                              Since    Inception
                               1 Year     Inception         Date
----------------------------------------------------------------
Class II                        4.67        13.56       5/01/03
----------------------------------------------------------------
Russell 1000 Value Index        7.05        16.13             -
----------------------------------------------------------------


Fees and expenses

These are the fees and expenses that you may pay if you invest in the portfolio. These fees and expenses do not include any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher. You should consult your insurance company's separate account prospectus or disclosure document for more information.


Annual portfolio operating expenses
paid from the assets of the portfolio
as a percentage of average daily net assets


                                          Class II
Management Fee                              0.75%
--------------------------------------------------
Distribution and Service (12b-1) Fee        0.25%
--------------------------------------------------
Other Expenses                              0.43%
--------------------------------------------------
Total Operating Expenses                    1.43%
--------------------------------------------------
Fee Waiver and Expense Limitation(1)       -0.13%
--------------------------------------------------
Net Expenses(1)                             1.30%
--------------------------------------------------



(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.30% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007. See the statement of additional information for details regarding the expense limitation agreement.


Example


This example helps you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the portfolio for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the portfolio's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect through May 1, 2007. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


               Number of years you own your shares
             ---------------------------------------
                1         3         5          10
----------------------------------------------------
Class II      $132      $440      $769      $1,702
----------------------------------------------------

Non-principal investment strategies and related risks
As discussed, the portfolio invests primarily in equity securities of U.S. issuers to seek reasonable income and capital growth.

This section describes additional investments that the portfolio may make or strategies that it may pursue to a lesser degree to achieve the portfolio's goal. Some of the portfolio's secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

Debt securities

The portfolio may invest in debt securities of corporate and government issuers. Generally the portfolio acquires debt securities that are investment grade, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities issued by both U.S. and non-U.S. corporate and government issuers, including convertible debt securities. The portfolio invests in debt securities when Pioneer believes they are consistent with the portfolio's investment objective of reasonable income and capital growth, to diversify the portfolio or for greater liquidity.

Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

Investments in REITs
The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans. Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.


Management


Portfolio manager
Day-to-day management of the fund's portfolio is the responsibility of J. Rodman Wright, lead portfolio manager. Mr. Wright is supported by Aaron C. Clark, portfolio manager, and the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wright is a senior vice president of Pioneer and strategy director of the value team. He joined Pioneer in 1994 as an analyst and has been an investment professional since 1988. Mr. Clark is a vice president and joined Pioneer in 2004 as a portfolio manager. Prior to joining Pioneer, Mr. Clark was employed as a portfolio manager at Morgan Stanley Investment Management from 1997 to 2004 and has been an investment professional since 1992.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.


Management fee

The portfolio pays Pioneer a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio. Pioneer's annual fee is equal to 0.75% of the portfolio's average daily net assets. The fee is normally computed daily and paid monthly.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the portfolio's annual report to shareholders, dated December 31, 2005.


Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income semiannually in June and December. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.

Financial highlights

The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that you would have earned on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, the portfolio's independent registered public accounting firm, whose report is included in the portfolio's annual report along with the portfolio's financial statements. The annual report is available upon request.

Pioneer Value VCT Portfolio
Class II shares



                                                                                                       5/1/03(a)
                                                                          Year Ended   Year Ended         to
                                                                           12/31/05     12/31/04       12/31/03
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $13.40       $12.04       $10.00
                                                                          ----------------------------------------
Increase from investment operations:
 Net investment income                                                     $  0.02      $  0.02      $  0.01
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                      0.60          1.36        2.03
                                                                          ----------------------------------------
  Net increase from investment operations                                  $  0.62      $  1.38      $  2.04
Distributions to shareholders:
 Net investment income                                                      ( 0.01)      ( 0.01)         -
 Net realized gain                                                          ( 0.09)      ( 0.01)         -
                                                                          ----------------------------------------
 Net increase in net asset value                                           $  0.52      $  1.36      $  2.04
                                                                          ----------------------------------------
 Net asset value, end of period                                            $ 13.92      $ 13.40      $ 12.04
                                                                          ----------------------------------------
Total return*                                                                 4.67%       11.40%     20.40%
Ratio of net expenses to average net assets+                                  1.34%        1.50%      1.50%**
Ratio of net investment income to average net assets+                         0.63%        0.27%      0.27%**
Portfolio turnover rate                                                        208%          52%       24%
Net assets, end of period (in thousands)                                   $71,136      $10,879     $1,695
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                 1.43%        3.61%     10.93%**
 Net investment income (loss)                                                 0.54%      ( 1.85)%   ( 9.16)%**
Ratios assuming waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                                 1.34%        1.50%   1.50%**
 Net investment income                                                        0.63%        0.27%   0.27%**
------------------------------------------------------------------------------------------------------------------


+   Ratios with no reduction for fees paid indirectly.

(a) Class II shares were first publicly offered on May 1, 2003.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

** Annualized.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

Common portfolio investment policies

Some policies of the portfolios are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the value of a portfolio's investments. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's investments, Pioneer will consider what actions, if any, are appropriate, including selling the downgraded security or purchasing additional securities as soon as it is prudent to do so.

Cash management and temporary investments
Normally, each portfolio invests substantially all of its assets to meet its investment objective. The portfolios may invest the remainder of their assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the portfolio may not be able to achieve its investment objective. Each portfolio intends to adopt a defensive strategy when Pioneer believes securities in which the portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Short-term trading

The portfolios usually do not trade for short-term profits. Each portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If a portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. See "Financial highlights" for actual turnover rates.


Derivatives
Each portfolio may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts (if applicable) and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the portfolios do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each portfolio may use derivatives for a variety of non-principal purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
     o As a substitute for purchasing or selling securities
     o To increase the portfolio's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on the portfolio's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the portfolio's other investments, the portfolio may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. The portfolio will only invest in derivatives to the extent Pioneer believes these investments do not prevent the portfolio from seeking its investment objective.

Management

Pioneer, the portfolios' investment adviser, selects each portfolio's investments and oversees the portfolios' operations.


Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2005, assets under management were approximately $187 billion worldwide, including over $48 billion in assets under management by Pioneer.

Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

Distribution plan

The portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each portfolio pays to Pioneer Funds Distributor, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges.

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms, insurance companies and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor or its affiliates. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

Distributions and taxes


Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts or by certain Qualified Plans. Owners of Variable Contracts should read the prospectus for their insurance company's Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of owning and receiving distributions or other payments relating to such plans.

Under the Internal Revenue Code of 1986, as amended (the "Code"), a portfolio's dividends and distributions to insurance company separate accounts or Qualified Plans of net short-term capital gain in excess of net long-term capital loss are generally treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from any portfolio.

The portfolio is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. The portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the portfolio generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition to the above, the portfolio also follows certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of Variable Contracts. The failure of a Qualified Plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and in the SAI.

Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information and on Pioneer's website at www.pioneerfunds.com.

Shareholder information

Net asset value

The portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of a transaction.
--------------------------------------------------------------------------------

The portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the portfolio uses a security's fair value. All methods of determining the value of a security used by the portfolio, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by the portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the portfolio relies upon securities prices provided by pricing services.

The portfolio uses the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the portfolio calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the portfolio, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the portfolio determines its net asset value. In those circumstances when the portfolio believes the price of the security may be affected, the portfolio uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the portfolio could change on a day you cannot buy or sell shares of the portfolio.


Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The portfolio uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The portfolio values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the portfolio invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.


Investments in shares of the portfolios

Each portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolios are sold at net asset value. Investments in each portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in a portfolio are credited to an insurance company's separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the next net asset value calculated after an order is received and accepted by a portfolio. The offering of shares of any portfolio may be suspended for a period of time and each portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Pioneer's opinion, they are of a size or frequency that would disrupt the management of a portfolio.

--------------------------------------------------------------------------------
Since you may not directly purchase shares of the portfolios, you should read the prospectus for your insurance company's Variable Contract to learn how to purchase a Variable Contract based on the portfolios.
--------------------------------------------------------------------------------

The interests of Variable Contracts and Qualified Plans investing in the portfolios could conflict due to differences of tax treatment and other considerations. The portfolios currently do not foresee any disadvantages to investors arising out of the fact that each portfolio may offer its shares to insurance company separate accounts that serve as the investment mediums for their Variable Contracts or that each portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or Qualified Plans might be required to withdraw their investments in one or more portfolios and shares of another portfolio may be substituted. This might force a portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of any portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.

Insurance companies and plan fiduciaries are required to notify a portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation [sec]1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B.
164. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolios or the adviser for losses incurred by the portfolios or the adviser as a result of such action.

Selling
Shares of a portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's Variable Contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a portfolio but in no event later than 7 days following receipt of instructions. Each portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.

Excessive trading
Frequent trading into and out of the portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:

     o The sale of shares of a portfolio within a short period of time after the shares were purchased;
     o Two or more purchases and redemptions within a short period of time; or
     o A series of transactions that is indicative of a timing pattern or strategy.

The portfolios' Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by qualified plans investing in a portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio's shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus.

While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

The portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolios believe are requested on behalf of market timers. The portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The portfolios may impose further restrictions on trading activities by market timers in the future. This prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

                                     Notes

                                     Notes

Pioneer Variable Contracts Trust

Class II Shares


You can obtain more free information about the portfolios by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292. The portfolio's statement of additional information and shareowner reports are not available on the Pioneer website, as such information is exclusively provided by the insurance companies and is also available on the Commission's EDGAR database on the Internet (http://www.sec.gov).


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide information about the portfolios' investments. The annual report discusses market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year.

Statement of additional information
The statement of additional information provides more detailed information about each portfolio. It is incorporated by reference into this prospectus.


You can also review and copy each portfolio's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.


(Investment Company Act file no. 811-08786)

[LOGO]
PIONEER
Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109

www.pioneerfunds.com
                                                                   19106-00-0406
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                                                     Member SIPC

                        PIONEER VARIABLE CONTRACTS TRUST
                                 60 State Street
                           Boston, Massachusetts 02109


                       STATEMENT OF ADDITIONAL INFORMATION

                           Class I and Class II Shares

                                   May 1, 2006




---------------------------------------------------------------------------------------------------------------------
Pioneer America Income VCT Portfolio                        Pioneer Ibbotson Aggressive Allocation VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth VCT Portfolio                          Pioneer Ibbotson Growth Allocation VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Balanced VCT Portfolio                              Pioneer Ibbotson Moderate Allocation VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio                                  Pioneer International Value VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Core Bond VCT Portfolio                             Pioneer Mid Cap Value VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Cullen Value VCT Portfolio                          Pioneer Money Market VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio                      Pioneer Oak Ridge Large Cap Growth VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio                         Pioneer Real Estate Shares VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Equity Opportunity VCT Portfolio                    Pioneer Small and Mid Cap Growth VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Europe VCT Portfolio                                Pioneer Small Cap Value VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio                                  Pioneer Small Cap Value II VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Global High Yield VCT Portfolio                     Pioneer Small Company VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities VCT Portfolio                  Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------------------------------------------
Pioneer Growth Shares VCT Portfolio                         Pioneer Value VCT Portfolio
---------------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio
---------------------------------------------------------------------------------------------------------------------



This statement of additional information is not a prospectus. It should be read in conjunction with the fund's Class I or Class II shares prospectuses, each dated May 1, 2006, as supplemented or revised from time to time. A copy of a prospectus can be obtained free of charge from your insurance company. The fund's financial statements for the fiscal year ended December 31, 2005 are incorporated into this statement of additional information by reference. The most recent annual reports to shareholders are attached to this statement of additional information.

                                TABLE OF CONTENTS

1.   History  Fund ...................................................................3
2.   Investment Policies, Risks and Restrictions......................................3
3.   Trustees and Officers...........................................................54
4.   Investment Adviser..............................................................63
5.   Principal Underwriter and Distribution Plan.....................................72
6.   Custodian.......................................................................73
7.   Independent Registered Public Accounting Firm...................................73
8.   Portfolio Management............................................................73
9.   Portfolio Transactions.........................................................102
10.  Description of Shares..........................................................104
11.  Pricing of Shares..............................................................106
12.  Tax Status.....................................................................108
13.  Investment Results.............................................................112
14.  Financial Statements...........................................................112
15.  Annual Fee, Expense and Other Information......................................113
16.  Appendix A - Description of Short-Term Debt, Corporate Bond
     and Preferred Stock Ratings....................................................132
17.  Appendix B - Proxy Voting Policies and Procedures of Pioneer Investment
     Management, Inc................................................................137

1.       FUND HISTORY

Pioneer Variable Contracts Trust (the "fund") is an open-end management investment company. The fund was formed as a Delaware statutory trust on September 16, 1994.

2.       INVESTMENT POLICIES, RISKS AND RESTRICTIONS


The fund consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the "Variable Contracts") offered by the separate accounts (the "Accounts") of various insurance companies ("Participating Insurance Companies"). The portfolios also may be offered to certain qualified pension and retirement plans (the "Qualified Plans"). The fund currently consists of the following 29 distinct investment portfolios: Pioneer America Income, Pioneer AmPac Growth, Pioneer Balanced, Pioneer Bond, Pioneer Core Bond, Pioneer Cullen Value, Pioneer Emerging Markets, Pioneer Equity Income, Pioneer Equity Opportunity, Pioneer Europe, Pioneer Fund, Pioneer Global High Yield, Pioneer Growth Opportunities, Pioneer Growth Shares, Pioneer High Yield, Pioneer Ibbotson Aggressive Allocation, Pioneer Ibbotson Growth Allocation, Pioneer Ibbotson Moderate Allocation, Pioneer International Value, Pioneer Mid Cap Value, Pioneer Money Market, Pioneer Oak Ridge Large Cap Growth, Pioneer Real Estate Shares, Pioneer Small and Mid Cap Growth, Pioneer Small Cap Value, Pioneer Small Cap Value II, Pioneer Small Company, Pioneer Strategic Income and Pioneer Value. Your Variable Contract or Qualified Plan may not offer all portfolios of the fund. The terms and conditions of the Variable Contracts and any limitations upon the portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the portfolios in which such Plan may be invested are set forth in such Plan's governing documents. The fund reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any portfolio.


Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each portfolio of the fund. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the fund's portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the fund's portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a portfolio, must be made by the investor's Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the portfolio's shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a portfolio are different from the rights of contract holders and Qualified Plan participants. The term "shareholder" in this statement of additional information refers only to the Participating Insurance Company or Qualified Plan, as the case may be, and not to contract holders or Qualified Plan participants.

The fund's prospectuses identify the investment objective(s) and the principal investment policies of each portfolio and the risk factors associated with the portfolio's investments. Whenever an investment policy or restriction states a maximum percentage of a portfolio's assets may be invested in any security or presents a policy regarding quality standards, this standard or other restriction shall be determined immediately after and as a result of the portfolio's investment (other than the limitations on borrowing and illiquid securities and except with respect to the 300% asset coverage required with respect to borrowings). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the portfolio's investment objectives and policies. Other investment policies of the portfolios and associated risk factors are set forth below. Capitalized terms not otherwise defined herein have the meaning given to them in the prospectus. This statement of additional information should be read in conjunction with the prospectus.

Investment Objectives and Certain Policies of the Portfolios


Pioneer America Income VCT Portfolio seeks as high a level of current income as is consistent with the preservation of capital. Normally, the portfolio invests exclusively in U.S. government securities and in repurchase agreements and "when-issued" commitments with respect to these securities. Theses securities include:

o U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)

o Obligations issued by or guaranteed as to payment of principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures, for which the U.S. Treasury unconditionally guarantees payment of principal and interest.

o Securities issued by an agency or instrumentality that are not guaranteed by the U.S. Treasury, such as securities issued by Federal National Mortgage Association (FNMA), which are supported by the right to borrow money from the U.S. Treasury under certain circumstances, or securities issued by the Federal Home Loan Bank, which are supported solely by the credit of the agency

The portfolio may invest in securities of any maturity. Although the average dollar weighted maturity of the portfolio's assets may vary significantly, it generally will not exceed 20 years.

Pioneer AmPac Growth VCT Portfolio seeks long-term capital growth. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:


* 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)

* 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.


The portfolio also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim, as described above.

Pioneer Balanced VCT Portfolio seeks capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds. For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt, equity interests in real estate investment trusts (REITs), and securities with common stock characteristics, such as equity-based exchange-traded funds (ETFs) that invest primarily in equity securities and preferred stocks. The portfolio's investments in debt securities include U.S. government securities, corporate debt securities, mortgage- and asset-backed securities, short term debt securities, cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation.


Pioneer Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio.


The portfolio primarily invests in:


* debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,


* debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper, and


* cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.


Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.

In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer.

Pioneer Core Bond VCT Portfolio seeks to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the portfolio. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in:

* debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

* debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper, and

* cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's investments.


In addition, the portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer.


Pioneer Cullen Value VCT Portfolio seeks capital appreciation. Current income is a secondary objective.

The portfolio invests primarily in equity securities. The portfolio may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the portfolio will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs), equity-based exchange-traded funds (ETFs) that invest primarily in equity securities and preferred stocks.

The portfolio may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the portfolio's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Pioneer Emerging Markets VCT Portfolio seeks long-term growth of capital. The portfolio invests primarily in securities of emerging market issuers. Although the portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in securities of emerging market issuers.

The portfolio invests in at least six emerging markets. The portfolio considers any market that is not developed to be an emerging market. The portfolio does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Columbia, Costa Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey,

Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the fund may invest in other emerging countries.

For purposes of the portfolio's investment policies, equity investments include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, preferred stocks, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Pioneer Equity Income VCT Portfolio seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations. Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in income producing equity securities of U.S. issuers.

Pioneer Equity Opportunity VCT Portfolio seeks long-term capital growth. As a secondary objective, the portfolio may seek income. The portfolio seeks to achieve its objectives by investing at least 80% of its net assets in equity securities. The portfolio invests the majority of its assets in equity securities of U.S. issuers. The portfolio may invest in issuers of any capitalization. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets as described above.

For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity-based exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks. The portfolio's investment approach may result in significant investment in securities of small and mid cap issuers.

Pioneer Europe VCT Portfolio seeks long-term growth of capital. Normally, the portfolio invests at least 80% of its total assets in equity securities of European issuers. The portfolio's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The portfolio may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the portfolio will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

Equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The portfolio may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

The portfolio may invest in the securities of companies domiciled in any European country. European countries are those countries located west of the Urals, including but not limited to Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of European issuers.

Pioneer Fund VCT Portfolio seeks reasonable income and capital growth. The portfolio invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs) and preferred stocks.

Pioneer Global High Yield VCT Portfolio seeks to maximize total return through a combination of income and capital appreciation. Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The portfolio may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in below investment grade securities.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities. The portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The portfolio may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Pioneer Growth Opportunities VCT Portfolio seeks growth of capital. The portfolio invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as equity-based exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The portfolio may invest a significant portion of its assets in equity securities of small companies.

The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging markets issuers. The portfolio may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Pioneer Growth Shares VCT Portfolio seeks appreciation of capital. The portfolio invests primarily in equity securities of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights,equity-based exchange-traded funds (ETFs) that invest in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio may invest up to 30% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The portfolio may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

Pioneer High Yield VCT Portfolio seeks to maximize total return through a combination of income and capital appreciation. Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The portfolio may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in below investment grade securities.

The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

Pioneer Ibbotson Aggressive Allocation VCT Portfolio seeks long-term capital growth. The portfolio seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities.

Because this is an aggressive allocation portfolio, the majority of the portfolio's assets will be invested in equity funds, although a portion of its assets will be invested in bond funds and cash, cash equivalents, or in money market funds.

Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges:



--------------------------------------------------------------------------------
Portfolio Name                      Equity Fund            Fixed Income Fund
                                    Allocation                Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson                      85-100%                    0-15%
Aggressive Allocation
VCT Portfolio
--------------------------------------------------------------------------------



Pioneer Ibbotson Growth Allocation VCT Portfolio seeks long-term capital growth and current income.

The portfolio seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities.

Because this is a moderate growth allocation portfolio, the portfolio's assets will be invested in equity and bond funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges:



--------------------------------------------------------------------------------
Portfolio Name                      Equity Fund            Fixed Income Fund
                                     Allocation                Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson                      70-100%                    0-30%
Growth Allocation
VCT Portfolio
--------------------------------------------------------------------------------



Pioneer Ibbotson Moderate Allocation VCT Portfolio seeks long-term capital growth and current income.

The portfolio seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities.

Because this is a moderate allocation portfolio, the portfolio's assets will be invested in equity and bond funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the portfolio expects to invest its assets among asset classes in the following ranges:



--------------------------------------------------------------------------------
Portfolio Name                      Equity Fund            Fixed Income Fund
                                     Allocation                Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson                       50-70%                     30-50%
Moderate Allocation
VCT Portfolio
--------------------------------------------------------------------------------



Pioneer International Value VCT Portfolio seeks long-term capital growth. The portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers. Normally, the portfolio invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the portfolio's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the portfolio's investments in any country are limited to 25% or less of its total assets. However, the portfolio may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the portfolio's assets in such countries or currencies will subject the portfolio to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The portfolio may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred shares. The portfolio may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Pioneer Mid Cap Value VCT Portfolio seeks capital appreciation through a diversified portfolio of securities consisting primarily of common stocks. Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The portfolio focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity secuities, equity interests in real estate investment trusts (REITs), warrants and rights.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of mid-size companies.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Pioneer Money Market VCT Portfolio seeks current income consistent with preservation of capital and providing liquidity. The portfolio seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

o U.S. and foreign banks and savings and loan associations with total assets on excess of $10 billion
o  Corporate issuers
o  The U.S. government and its agencies and instrumentalities
o  Foreign governments
o  Multinational organizations such as the World Bank

The portfolio may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The portfolio may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

The portfolio invests in U.S. government obligations and money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer Investment Management, Inc., the portfolio's investment adviser. If rating organizations differ in the rating assigned to a security, the portfolio will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the portfolio's securities, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the portfolio.

The portfolio invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The portfolio's investments may have fixed, floating or variable interest rates.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio seeks capital appreciation. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. (Effective July 1, 2006, the term "U.S." in the previous sentence will be deleted.) Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The portfolio anticipates that the average weighted market capitalization of the companies in its portfolio will be significantly higher than $3 billion. The equity securities in which the portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and equity interests in real estate investment trusts (REITs).

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of large capitalization companies.

Pioneer Real Estate Shares VCT Portfolio seeks long-term growth of capital. Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights, equity interests in REITs and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of REITs.

Pioneer Small and Mid Cap Growth VCT Portfolio seeks long term capital growth. Normally, the portfolio invests at least 80% of its net assets(plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P MidCap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The portfolio's investments will not be confined to securities issued by companies included in an index. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as equity-based exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers as described above.

Pioneer Small Cap Value VCT Portfolio seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the

2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of small companies.

Pioneer Small Cap Value II VCT Portfolio seeks capital growth. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.

Pioneer Small Company VCT Portfolio seeks capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, the portfolio invests at least 80% of its total assets in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the portfolio so that, under normal circumstances, the capitalization range of the portfolio is consistent with the inclusion of the portfolio in the Lipper Small-Cap category. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in securities of small companies.

The portfolio may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.

Pioneer Strategic Income VCT Portfolio seeks a high level of current income. Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:

o  Below investment grade (high yield) securities of U.S. and non-U.S. issuers
o  Investment grade securities of U.S. issuers, including convertible debt
o  Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The portfolio invests primarily in:

o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
o  Debt securities of U.S. and non-U.S. corporate issuers
o  Mortgage-backed and asset-backed securities

The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The portfolio invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

Pioneer Value VCT Portfolio seeks reasonable income and capital growth. The portfolio seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the portfolio's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.


Additional Policies of the Portfolios

Investments in Initial Public Offerings

To the extent consistent with their investment objectives, each equity portfolio may invest in initial public offerings of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the portfolio's investment performance. No portfolio can assure that investments in initial public offerings will continue to be available to the portfolio or, if available, will result in positive investment performance. In addition, as the portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the portfolio is likely to decrease.

Debt Securities Selection

In selecting debt securities for a portfolio, Pioneer or the subadviser gives primary consideration to the portfolio's investment objective, the attractiveness of the market for debt securities given its outlook for the equity markets and the portfolio's liquidity requirements. Once Pioneer or the subadviser determines to allocate a portion of the portfolio's assets to debt securities, it generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the portfolio is investing in such instruments for income or capital gains. Pioneer or the subadviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Convertible Debt Securities

A portfolio may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's, the equivalent rating of other nationally recognized statistical rating organizations or determined to be of equivalent credit quality by Pioneer or the subadviser. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of a security changes, Pioneer or the subadviser will consider if any action is appropriate in light of the portfolio's investment objective and policies.

Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations or determined by Pioneer or the subadviser to be of equivalent credit quality. See Appendix A for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a portfolio's net asset value to the extent that it invests in such securities. In addition, a portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a portfolio's net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer or the subadviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

Debt Obligations of Non-U.S. Governments

Certain portfolios may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issues. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. exchanges, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds. The Bond Portfolio and the Strategic Income Portfolio may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. Each portfolio may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a portfolio's securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.


Investments in Emerging Markets. Several portfolios may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the MSCI Emerging Markets Index. The portfolios will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the portfolios may invest in unquoted securities, including securities of emerging market issuers.

Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a portfolio to price its portfolio securities accurately or to dispose of such securities at the times determined by Pioneer or the subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a portfolio could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a portfolio's investment in those markets and may increase the expenses of a portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a portfolio's operation.

Economies in individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many foreign countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.


Unanticipated political or social developments may affect the values of the portfolio's investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions might not occur again.


Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. Because certain portfolios, under normal circumstances, will invest a substantial portion of their assets in securities which are denominated or quoted in foreign currencies, the strength or weakness of the U.S. dollar against such currencies will affect a portfolio's investment performance. A decline in the value of any particular foreign currency against the U.S. dollar will cause a decline in the U.S. dollar value of the portfolio's holdings of securities denominated or quoted in such currency and, therefore, may cause an overall decline in the portfolio's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the portfolio. Even if the portfolio attempts to hedge against the effects of adverse changes in foreign currency exchange rates, there will be significant limitations on the portfolio's ability to hedge effectively against the currency risks associated with its portfolio investments.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

Although these portfolios value their assets daily in terms of U.S. dollars, the portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio may do so from time to time, however, and investors should be aware of the costs of currency conversion. Although currency dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to sell that currency to the dealer.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a portfolio to make intended securities purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to a portfolio. In addition, custodial, security settlement and clearance procedures in some emerging countries may not fully protect a portfolio against loss or theft of its assets.

Withholding and Other Taxes. A portfolio will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to its investments in such countries. These taxes will reduce the return achieved by a portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts. Portfolios may invest in securities of non-U.S. issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, a portfolio will avoid currency risks during the settlement period for either purchase or sales. EDRs and GDRs are not necessarily quoted in the same currency as the securities which they represent.

For purposes of the portfolios' investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the equity securities of non-U.S. issuers. Portfolios may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent a portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

U.S. Government Securities


U.S. government securities in which certain portfolios invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.


U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a portfolio's distribution obligations, in which case a portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Municipal Obligations


Certain portfolios may purchase municipal obligations when Pioneer or the subadviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. A portfolio's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.


The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to a portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Variable Rate and Floating Rate Demand Instruments

In accordance with their investment policies and restrictions, Money Market Portfolio and other fixed income portfolios may purchase variable and floating rate demand instruments that are tax exempt municipal obligations or other debt securities that possess a floating or variable interest rate adjustment formula. These instruments permit the portfolio to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

The terms of the variable or floating rate demand instruments that a portfolio may purchase provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index has provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days' notice. Others, such as instruments with quarterly or semiannual interest rate adjustments, may be put back to the issuer on designated days on not more than 30 days' notice. Still others are automatically called by the issuer unless the portfolio instructs otherwise.

Money Market Portfolio and other fixed income portfolios may invest in participation interests in variable or floating rate tax-exempt obligations held by financial institutions (usually commercial banks). These participation interests provide the portfolio with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days' notice. In addition, the participation interest generally is backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Mortgage-Backed Securities

Certain portfolios may invest in mortgage pass-through certificates, multiple-class pass-through securities and mortgage derivatives. The mortgage derivatives that a portfolio may invest in include interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), stripped mortgage backed securities ("SMBS"), interest only mortgage backed securities ("IOs") and principal only mortgage backed securities ("POs"). A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a portfolio's assets at the time the portfolio receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage-related securities without insurance or guarantees may be purchased if Pioneer or the subadviser determines that the securities meet a portfolio's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and CMOs. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities. SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. A portfolio invests in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, Pioneer or the subadviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of a portfolio's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

Certain portfolios also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets. Money Market Portfolio will not invest in SMBS.

Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, none of the portfolios intends to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-Backed Securities

Certain portfolios may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to financial assets that support asset backed securities.

Structured Securities

Certain portfolios may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the References. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the portfolio's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

When-Issued and Delayed Delivery Securities

The portfolios may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the portfolio prior to the actual delivery or payment by the other party to the transaction. A portfolio will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The portfolios' obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the portfolios' obligations. See "Asset Segregation."


Warrants and Stock Purchase Rights

Portfolios that invest in equity securities may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The portfolios that invest in equity securities may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.


As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Investments in Equity Securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a portfolio. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a portfolio.

Preferred Shares

A portfolio may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a portfolio's fixed income securities.

Illiquid Securities

Each portfolio (other than Money Market Portfolio with respect to which the limit is 10% of net assets) will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer or the subadviser. Pioneer or the subadviser determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer or the subadviser monitors the application of these guidelines and procedures. The inability of a portfolio to dispose of illiquid investments readily or at reasonable prices could impair a portfolio's ability to raise cash for redemptions or other purposes. If a portfolio sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

REITs and Associated Risk Factors


Certain portfolios may invest in REITs. REITs are companies which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Each portfolio will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.


Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the

REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.


REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the large capitalization stocks included in the S&P 500.


Other Investment Companies

With the exception of the Money Market Portfolio, which may not purchase securities of other investment companies or investment trusts unless they are acquired as part of a merger, consolidation or acquisition of assets, the portfolios may invest in the securities of other investment companies to the extent that such investments are consistent with a portfolio's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a portfolio may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of a portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by a portfolio, or (iii) more than 5% of a portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The portfolios may invest in money market funds managed by Pioneer or the subadviser in reliance on an exemptive order granted by the SEC.

A portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of a portfolio's own operations.

Exchange Traded Funds


Subject to the limitations on investment in other investment companies, certain portfolios may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The portfolios, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations.


Repurchase Agreements


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

A portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which a portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than a portfolio's purchase price, with the difference being income to a portfolio. Under the direction of the Board of Trustees, Pioneer or the subadviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a portfolio's custodian in a segregated, safekeeping account for the benefit of a portfolio. Repurchase agreements afford a portfolio an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a portfolio has not perfected a security interest in the security, a portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a portfolio would be at risk of losing some or all of the principal and interest involved in the transaction.

Short Sales Against the Box

Each equity portfolio, the Bond Portfolio and the Strategic Income Portfolio may sell securities "short against the box." A short sale involves a portfolio borrowing securities from a broker and selling the borrowed securities. A portfolio has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, a portfolio at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The portfolios intend to use short sales against the box to hedge. For example, when a portfolio believes that the price of a current portfolio security may decline, the portfolio may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If a portfolio effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if a portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which a portfolio may make short sales against the box.

Asset Segregation

The 1940 Act requires that a portfolio segregate assets in connection with certain types of transactions that may have the effect of leveraging a portfolio's assets. If a portfolio enters into a transaction requiring segregation, such as a forward commitment, the custodian or Pioneer or the subadviser will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.


Portfolio Turnover

It is the policy of the portfolios not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a portfolio. A high rate of portfolio turnover (100% over more) involves corresponding greater transaction costs which must be borne by a portfolio and its shareholders. See "Annual Fee, Expense and Other Information" for each portfolio's annual portfolio turnover rate.


Foreign Currency Transactions

Portfolios that invest in non-U.S. securities (other than Money Market Portfolio) may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. These portfolios also have authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the portfolio invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The portfolios will not enter into speculative forward foreign currency contracts.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a portfolio, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a portfolio will be engaged in hedging activities when adverse exchange rate movements occur. A portfolio will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer or the subadviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a portfolio to hedge against a devaluation that is so generally anticipated that a portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

A portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer or the subadviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if Pioneer or the subadviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The cost to a portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. A portfolio may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a portfolio's investments against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a portfolio's foreign assets.

While a portfolio will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While a portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a portfolio's holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the portfolio. Such imperfect correlation may cause a portfolio to sustain losses which will prevent a portfolio from achieving a complete hedge or expose a portfolio to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a portfolio of unrealized profits or force a portfolio to cover its commitments for purchase or resale, if any, at the current market price.

If a portfolio enters into a forward contract to purchase foreign currency, the custodian or Pioneer or the subadviser will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

Portfolios that invest in non-U.S. securities (other than Money Market Portfolio) may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency declines, a portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of a portfolio's securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a portfolio may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable a portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities a portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

A portfolio may also write options on foreign currencies for hedging purposes. For example, if a portfolio anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by a portfolio.

Similarly, a portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the portfolio to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if a portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by a portfolio in cash or liquid securities. See "Asset Segregation."

A portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If a portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

A portfolio may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer or the subadviser determines that there is a pattern of correlation between that currency and the U.S. dollar.

A portfolio may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a portfolio.

Options on Securities and Securities Indices

For hedging purposes or to seek to increase total return, each portfolio (other than Money Market Portfolio) may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. Each portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased. Each portfolio does not anticipate that it will generate a significant amount of income from its use of options on securities and securities indices.

Writing Call and Put Options on Securities. A call option written by a portfolio obligates the portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a portfolio are covered, which means that the portfolio will own the securities subject to the options as long as the options are outstanding, or a portfolio will use the other methods described below. A portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a portfolio would obligate the portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a portfolio would be covered, which means that the portfolio would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a portfolio. However, in return for the option premium, a portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by a portfolio will also be considered to be covered to the extent that the portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by a portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces a portfolio's net exposure on its written option position.

Writing Call and Put Options on Securities Indices. A portfolio may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

A portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. A portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the call option.

A portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a portfolio's securities. Put options may also be purchased by a portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise a portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

A portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, a portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A portfolio may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer or the subadviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer or the subadviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between a portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by a portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, each portfolio (other than Money Market Portfolio) may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. Each portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. All futures contracts entered into by a portfolio are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges. Each portfolio does not anticipate that it will generate a significant amount of income from its use of futures contracts or options on futures contracts.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are quoted or denominated in such currency. A portfolio can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that a portfolio has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that a portfolio owns or proposes to acquire. A portfolio may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of a portfolio's securities. Such futures contracts may include contracts for the future delivery of securities held by a portfolio or securities with characteristics similar to those of a portfolio's securities. Similarly, a portfolio may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer or the subadviser, there is a sufficient degree of correlation between price trends for a portfolio's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a portfolio may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in a portfolio's portfolio may be more or less volatile than prices of such futures contracts, Pioneer or the subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a portfolio's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a portfolio may take a "long" position by purchasing futures contracts. This may be done, for example, when a portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a portfolio's assets. By writing a call option, a portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a portfolio intends to purchase. However, a portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by a portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Equity Swaps, Caps, Floors and Collars. Each equity portfolio may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a portfolio with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. If Pioneer or the subadviser is incorrect in its forecast of market values, these investments could negatively impact portfolio performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Other Considerations. A portfolio will engage in futures and related options transactions only in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

A portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a portfolio to purchase securities or currencies, require a portfolio to segregate assets to cover such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a portfolio than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a portfolio may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Lending of Portfolio Securities

Each portfolio other than America Income Portfolio and Money Market Portfolio may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer or the subadviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. A portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. A portfolio will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of a portfolio's total assets.

Loan Participations

Portfolios permitted to invest in debt securities may invest a portion of their assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, a portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in a portfolio having a contractual relationship only with the lender not the borrower. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. The secondary market for certain of these participations and for loans and other direct debt instruments (discussed below) is limited and, therefore, may be illiquid. Because there may be a limited market for these investments, the quoted price of these investments can be volatile.

Loans and Other Direct Debt Instruments

Portfolios permitted to invest in debt securities may invest in loans and other direct debt instruments owed by a borrower to another party. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

Mortgage Dollar Rolls

Portfolios that invest in mortgage-backed securities may enter into mortgage "dollar rolls" in which a portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a portfolio loses the right to receive principal and interest paid on the securities sold. However, a portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for a portfolio. A portfolio will hold and maintain in a segregated account until the settlement date cash or liquid, high grade debt securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, a portfolio treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. Each portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as financings.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a portfolio sells the security becomes insolvent, a portfolio's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a portfolio is required to repurchase may be worth less than an instrument which a portfolio originally held. Successful use of mortgage dollar rolls will depend upon Pioneer or the subadviser's ability to manage its interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Money Market Instruments

Money Market Portfolio invests all of its assets in money market instruments that are eligible investments under Rule 2a-7 under the 1940 Act. Each other portfolio, for temporary defensive or cash management purposes, may invest all or a portion of its assets in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by Standard & Poor's; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities with remaining maturities not exceeding 18 months; and repurchase agreements.

Bankers' Acceptances are obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

Certificates of Deposit represent a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

Investments in Non-U.S. Bank Obligations

Investment in obligations of foreign branches of domestic banks and of non-U.S. banks involves investment risks that are different in some respects from those associated with investment in obligations issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank or a non-U.S. bank.

Commercial Paper and other Short-Term Debt Securities

A portfolio's investments in short-term debt securities include commercial paper, which is a short-term (usually from 1 to 270 days) unsecured promissory note issued by a corporation in order to finance its current operations. A portfolio may also invest in variable amount master demand notes (which are a type of commercial paper) which represent a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. To the extent a portfolio invests in master demand notes, these investments will be included in a portfolio's limitation on illiquid securities. These instruments may be denominated in both U.S. and, for all portfolios that are permitted to invest in non-U.S. securities (except Money Market Portfolio), non-U.S. currencies.

Disclosure of Portfolio Holdings


The fund's Board of Trustees has adopted policies and procedures relating to disclosure of the portfolios' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to portfolio shareholders.. While Pioneer may manage other funds and accounts that have substantially similar investment strategies, these policies and procedures only relate to the disclosure of portfolio information of registered management investment companies.


Generally, Pioneer will make the portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a portfolio's full portfolio holdings thirty (30) days after the end of each month. Such information shall be made available on the fund's website (www.pioneerfunds.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a portfolio's top ten holdings (including the percentage of the portfolio's assets represented by each security), the percentage breakdown of the portfolio's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a portfolio's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this Statement of Additional Information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating the portfolio for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). As of the date of this SAI, no portfolio disclosed such information to any party. The third party must agree to a limited use of that information which does not conflict with the interests of the portfolio's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of the portfolio.

Compliance with the portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's Statement of Additional Information.


The portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the portfolio's service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the portfolio's custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. Neither Pioneer nor the portfolios or any other party receive any compensation or other consideration from anyarrangements pertaining to the release of a portfolio's portfolio holdings information.


Each portfolio makes its portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, on a quarterly basis.

Investment Restrictions

The fund, on behalf of each portfolio, has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the recordholders of a "majority" (as defined in the 1940 Act) of the portfolio's outstanding voting securities. As used in the prospectus and this statement of additional information, such approval means the approval of the lesser of:


(i) the recordholders of 67% or more of the shares of a portfolio represented at a meeting if the recordholders of more than 50% of the outstanding shares of the portfolios are present in person or by proxy, or

(ii) the holders of more than 50% of the portfolio's outstanding shares.


Italicized wording is not intended to be part of a restriction but an explanation of the restriction's scope.


Fundamental Investment Restrictions that apply to Pioneer High Yield VCT Portfolio and Pioneer Value VCT Portfolio:

Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.


         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) the portfolio may purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, a portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.


         (3) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

         (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.

         (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if:

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.


         (8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, the portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. The portfolio's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of a portfolio's Board of Trustees without approval of shareholders.


Each portfolio may not:

         (1) Purchase securities while borrowings are in excess of 5% of total assets.

         (2) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.


Fundamental Investment Restrictions that apply to Pioneer Emerging Markets VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Europe VCT Portfolio, Pioneer Growth Shares VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, and Pioneer Fund VCT Portfolio


Each portfolio may not:

         (1) Issue senior securities, except as permitted by paragraphs (2), (6) and (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements entered into in accordance with the portfolio's investment policy, and the pledge, mortgage or hypothecation of the portfolio's assets within the meaning of paragraph (3) below are not deemed to be senior securities.

         (2) Borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and (for Emerging Markets and Europe Portfolios only) to meet redemptions, and then only in amounts not to exceed 33 1/3% of the portfolio's total assets (including the amount borrowed) taken at market value. The portfolio will not use leverage to attempt to increase income. The portfolio will not purchase securities while outstanding borrowings (including reverse repurchase agreements) exceed 5% of the portfolio's total assets. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.


         (3) Pledge, mortgage, or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the portfolio's total assets taken at market value.

         (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the portfolio may be deemed to be an underwriter for purposes of the 1933 Act.

         (5) Purchase or sell real estate, except that the portfolio may (i) lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

         (6) Make loans, except that the portfolio may lend portfolio securities in accordance with the portfolio's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (7) Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, interest rate swaps, caps and floors and repurchase agreements entered into in accordance with the portfolio's investment policies.

         (8) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if:

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.


         It is the fundamental policy of each portfolio not to concentrate its investments in securities of companies in any particular industry. Following the current opinion of the staff of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. The foregoing industry concentration policy does not apply to investments in U.S. government securities.

Non-fundamental investment restrictions. In addition, as a matter of non-fundamental investment policy, each portfolio has agreed not to:

(a) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.

Fundamental Investment Restrictions that apply to Real Estate Shares VCT
Portfolio

The portfolio may not:

1) Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

(2) Borrow money, except (i) on a temporary basis and (ii) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction. Under current regulatory requirements, the portfolio may: (A) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (B) borrow up to an additional 5% of the portfolio's assets for temporary purposes; (C) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (D) purchase securities on margin to the extent permitted by applicable law; and (E) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.


(3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and
(b) the portfolio may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

(4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

(5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

(6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities) if (A) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

(7) Act as an underwriter, except insofar as the portfolio technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

The Real Estate portfolio will invest 25% or more of its total assets in securities issued by companies in the real estate industry. Except as noted in the previous sentence, the portfolio may not concentrate its investments in securities of companies in any particular industry.

Non-fundamental investment restrictions. In addition, as a matter of non-fundamental investment policy, the portfolio has agreed not to:

(a) Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.


Fundamental Investment Restrictions that apply to Pioneer Balanced VCT
Portfolio:

The portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.


         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.


         (3) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the portfolio may be deemed to be an underwriter for purposes of the 1933 Act.

         (4) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

         (5) Make loans, except that the portfolio may lend portfolio securities in accordance with the portfolio's investment policies and may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         (6) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

         (7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if:

                  (a) such purchase would cause more than 5% of the Portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.


         (8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, the portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. The portfolio's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions. As a matter of non-fundamental investment policy, the fund, on behalf of the portfolio, has agreed not to:


         Purchase securities on margin or make short sales unless by virtue of its ownership of other securities, the portfolio has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions, options, futures contracts and options on futures contracts.


Fundamental Investment Restrictions that apply to Pioneer Small Company VCT Portfolio, Pioneer Small Cap Value VCT Portfolio and Pioneer Strategic Income VCT Portfolio:


Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.


         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.


         (3) Invest in real estate, except that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.

         (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.

         (6) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio.

         (7) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.


         (8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, the portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. The portfolio's policy does not apply to investments in U.S. government securities.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.


Each portfolio may not:

         (1) Purchase securities while borrowings are in excess of 5% of total assets.

         (2) (This restriction does not apply to Small Company Portfolio or Strategic Income Portfolio) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The payment of margin for purposes of entering into or maintaining a futures contract or option thereon shall not constitute a purchase of securities on margin.


Fundamental Investment Restrictions that apply to Pioneer Oak Ridge Large Cap Growth VCT Portfolio, Pioneer AmPac Growth VCT Portfolio and Pioneer Small and Mid Cap Growth VCT Portfolio:


Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.


         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.


         (3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

         (4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio

         (7) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.


         (8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, the portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. The portfolio's policy does not apply to investments in U.S. government securities.


For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the fund of a mortgage-backed security to a financial institution and an agreement by the fund to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.


Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

         (1) The investment objective of each portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets (which includes borrowings for investment purposes) in a particular type of security as described in the principal investment strategies section.


         (2) Each portfolio may not engage in short sales, except short sales a gainst the box.


Fundamental Investment Restrictions that apply to Pioneer America Income VCT
Portfolio:


The portfolio may not:


         (1) Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The portfolio will not purchase securities while any borrowings are outstanding. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.


         (2)      Purchase securities on margin.

         (3) Make loans to any person, except by (a) the purchase of a debt obligation in which the portfolio is permitted to invest and (b) engaging in repurchase agreements.

         (4) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities.

         (5) Issue senior securities, except as permitted by restrictions nos. 2 and 4 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the portfolio's investment policies.


Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders. Pursuant to these additional restrictions, the portfolio may not:


         (1) Make short sales of securities, unless by virtue of its ownership of other securities, the portfolio has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same terms and conditions, except that the portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         (2) Pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the portfolio.

         (3) Purchase or sell real estate except that the portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and real estate limited partnerships and
(v) hold and sell real estate acquired by the portfolio as a result of the ownership or securities.

         (4) Invest in assets, except in U.S. government securities and in when-issued commitments and repurchase agreements with respect to these securities.


Fundamental Investment Restrictions that apply to Pioneer Money Market VCT
Portfolio:


The portfolio may not:

         (1) Except with respect to investments in obligations of (a) the U.S. government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the portfolio would be invested in the securities of any one issuer, or (ii) more than 25% of its assets would be invested in a particular industry.


         (2) Borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed). The portfolio does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The portfolio will not purchase securities while any borrowings are outstanding. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.


         (3)      Make short sales of securities.

         (4)      Purchase securities on margin.

         (5) Write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs.

         (6) Make loans to any person, except by (a) the purchase of a debt obligation in which the portfolio is permitted to invest and (b) engaging in repurchase agreements.

         (7) Knowingly purchase any security that is subject to legal or contractual restrictions on resale or for which there is no readily available market.

         (8) Purchase the securities of other investment companies or investment trusts, unless they are acquired as part of a merger, consolidation or acquisition of assets.

         (9) Purchase or retain the securities of any issuer if any officer or Trustee of the fund or the portfolio or its investment adviser is an officer or director of such issuer and beneficially owns more than 1/2 of 1% of the securities of such issuer and all of the officers and the Trustees of the fund and the portfolio's investment adviser together own more than 5% of the securities of such issuer.

         (10) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities.

         (11) Invest in companies for the purpose of exercising control or management.

         (12) Issue senior securities.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

         In addition, in order to comply with certain non-fundamental policies of the portfolio, the portfolio will not pledge, mortgage or hypothecate its portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of the portfolio. The term "person" as used in Fundamental Investment Restriction No. 6 includes institutions as well as individuals. Policies in this paragraph may be changed by the Trustees without shareholder approval or notification.

Fundamental Investment Restrictions that apply to Pioneer Bond VCT Portfolio, Pioneer Core Bond VCT Portfolio, Pioneer Cullen Value VCT Portfolio, Pioneer Equity Opportunity VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, and Pioneer Small Cap Value II VCT Portfolio:


Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the 1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.


         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.


         (3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the portfolio may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

         (4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Make any investment inconsistent with its classification as a diversified open-end investment company (or series thereof) under the 1940 Act. Currently, diversification means that, with respect to 75% of its total assets, the portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities and securities of investment companies), if

                  (a) such purchase would cause more than 5% of the portfolio's total assets, taken at market value, to be invested in the securities of such issuer, or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the portfolio

         (7) Act as an underwriter, except insofar as the portfolio technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.


         (8) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, the portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. The portfolio's policy does not apply to investments in U.S. government securities.


For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the portfolio of a mortgage-backed security to a financial institution and an agreement by the portfolio to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.


Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.


         (1) The investment objective of each portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its net assets (which includes borrowings for investment purposes) in a particular type of security as described in the principal investment strategies section.

         (2) Each portfolio may not engage in short sales, except short sales against the box.


Fundamental Investment Restrictions that apply to Pioneer Global High Yield, Pioneer Ibbotson Aggressive Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio

Each portfolio may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder. Senior securities that the portfolio may issue in accordance with the

1940 Act include borrowing, futures, when-issued and delayed delivery securities and forward foreign currency exchange transactions.

         (2) Borrow money, except the portfolio may: (a) borrow from banks or through reverse repurchase agreements in an amount up to 33 1/3% of the portfolio's total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of the portfolio's assets for temporary purposes; (c) obtain such short-term credits as are necessary for the clearance of portfolio transactions; (d) purchase securities on margin to the extent permitted by applicable law; and (e) engage in transactions in mortgage dollar rolls that are accounted for as financings. In the opinion of the SEC, the portfolio's limitation on borrowing includes any pledge, mortgage or hypothecation of its assets.

         (3) Invest in real estate, except (a) that the portfolio may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.

         (4) Make loans, except that the portfolio may (i) lend portfolio securities in accordance with the portfolio's investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the portfolio may directly lend to and borrow money from other affiliated funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

         (5) Invest in commodities or commodity contracts, except that the portfolio may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law. A futures contract, for example, may be deemed to be a commodity contract.

         (6) Act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.

         (7) Concentrate its investments in securities of companies in any particular industry. In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate 25% or more of the portfolio's total assets. When identifying industries for purposes of its concentration policy, the portfolio will rely upon available industry classifications. As of the date of this SAI, the portfolio relied on MSCI Global Industry Classification Standard (GICS) classifications. The portfolio's policy does not apply to investments in U.S. government securities. (for the Asset Allocation portfolios only: However, each portfolio may invest up to 100% of its total assets in securities of investment companies)


For purposes of investment restriction (2) above, mortgage dollar rolls accounted for as financings involve the sale by the fund of a mortgage-backed security to a financial institution and an agreement by the fund to repurchase the security at a later date at a price agreed upon at the time of the sale to provide cash for short-term purposes such as to satisfy redemption requests and avoid liquidating securities during unfavorable market conditions.

Although each portfolio is classified as non-diversified for purposes of the 1940 Act, the portfolio will comply with the diversification requirements of the Code applicable to regulated investment companies.

Non-Fundamental Investment Restrictions. The following restrictions have been designated as non-fundamental and may be changed by a vote of the fund's Board of Trustees without approval of shareholders.

         (1) The investment objective of each portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. For Pioneer Global High Yield VCT Portfolio only: The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets (which includes borrowings for investment purposes) in a particular type of security as described in the principal investment strategies section of the prospectus.

         (2) Each portfolio may not engage in short sales, except short sales against the box.


3.       TRUSTEES AND OFFICERS


The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

------------------------------------------------------------------------------------------------------------------------------------
                                       Term of
                                       Office and
Name, Age           Position Held      Length of          Principal Occupation                         Other Directorships
and Address         With the Fund      Service            During Past Five Years                       Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan,      Chairman of the    Trustee since      Deputy Chairman and a Director of Pioneer    Chairman and a Director of
Jr. (79)*           Board, Trustee     1994. Serves       Global Asset Management S.p.A. ("PGAM");     ICI Mutual Insurance
                    and President      until a            Non-Executive Chairman and a Director of     Company; Director of Harbor
                                       successor          Pioneer Investment Management USA Inc.       Global Company, Ltd.
                                       trustee is         ("PIM-USA"); Chairman and a Director of
                                       elected or         Pioneer; Director of Pioneer Alternative
                                       earlier            Investment Management Limited (Dublin);
                                       retirement or      President and a Director of Pioneer
                                       removal.           Alternative Investment Management
                                                          (Bermuda) Limited and affiliated funds;
                                                          Director of PIOGLOBAL Real Estate
                                                          Investment Fund (Russia); Director of
                                                          Nano-C, Inc. (since 2003); Director of
                                                          Cole Investment Corporation (since 2004);
                                                          Director of Fiduciary Counseling Inc.;
                                                          President and Director of Pioneer Funds
                                                          Distributor, Inc. ("PFD"); President of
                                                          all of the Pioneer Funds; and Of Counsel,
                                                          Wilmer Cutler Pickering Hale and Dorr LLP
                                                          (counsel to PIM-USA and the Pioneer Funds)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (62)       Trustee       Trustee since      Senior Vice President and Chief Financial    Director of The Enterprise
3050 K. Street NW,                     2005. Serves       Officer, I-trax, Inc. (publicly traded       Social Investment Company
Washington, DC 20007                   until a            health care services company) (2001 -        (privately-held affordable
                                       successor          present); Managing Partner, Federal City     housing finance company);
                                       trustee is         Capital Advisors (boutique merchant bank)    Director of New York
                                       elected or         (2002 to 2004); and Executive Vice           Mortgage Trust (publicly
                                       earlier            President and Chief Financial Officer,       traded mortgage REIT)
                                       retirement or      Pedestal Inc. (internet-based mortgage
                                       removal.           trading company) (2000-2002)

------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)        Trustee       Trustee since      President, Bush International                Director of Brady
3509 Woodbine Street,                  September 2000.    (international financial advisory firm)      Corporation (industrial
Chevy Chase, MD 20815                  Serves until a                                                  identification and
                                       successor                                                       specialty coated material
                                       trustee is                                                      products manufacturer);
                                       elected or                                                      Director of Briggs &
                                       earlier                                                         Stratton Co. Millennium
                                       retirement or                                                   (engine manufacturer), and
                                       removal.                                                        Mortgage Guaranty Insurance
                                                                                                       Corporation
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee       Trustee            Founding Director, The Winthrop Group,       None
(58)                                   September 2000.    Inc. (consulting firm); Desautels Faculty
1001 Sherbrooke Street                 Serves until a     of Management, McGill University
West, Montreal,                        successor
Quebec,                                Canada trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       Removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (55)     Trustee       Trustee since      Private investor (2004-present); Senior     Director of Quadriserv Inc.
89 Robbins Avenue,                     2006. Serves       Executive Vice President, The Bank of New   (technology products for
Berkeley Heights, NJ                   until a            York (financial and securities services)    securities lending industry)
07922                                  successor          (1986-2004)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret      Trustee       Trustee since      President and Chief Executive Officer,       Director of New America
(57)                                   1995. Serves       Newbury, Piret & Company, Inc. (investment   High Income Fund, Inc.
One Boston Place, 28th                 until a            banking firm)                                (closed-end investment
Floor, Boston, MA 02108                successor                                                       company)
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (69)       Trustee       Trustee since      President, John Winthrop & Co., Inc.         None
One North Adgers                       September 2000.    (private investment firm)
Wharf, Charleston, SC                  Serves until a
29401                                  successor
                                       trustee is
                                       elected or
                                       earlier
                                       retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers:
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood           Executive     Since June 2003.   President and Chief Executive Officer,       Trustee of certain
(53)**                   Vice          Serves at the      PIM-USA since May, 2003 (Director since      Pioneer Funds
                         President     discretion of      January, 2001); President and Director of
                                       the Board          Pioneer since May, 2003; Chairman and
                                                          Director of Pioneer Investment Management
                                                          Shareholder Services, Inc. ("PIMSS") since
                                                          May, 2003; Executive Vice President of all
                                                          of the Pioneer Funds since June 3, 2003;
                                                          and Executive Vice President and Chief
                                                          Operating Officer of PIM-USA, November
                                                          2000-May 2003
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E.               Secretary     Since November     Secretary of PIM-USA; Senior Vice            None
Bourassa                               2000. Serves at    President- Legal of Pioneer; and
(58)                                   the discretion     Secretary/Clerk of most of PIM-USA's
                                       of Board           subsidiaries; and Secretary of all of the
                                                          Pioneer Funds since September 2003
                                                          (Assistant Secretary from November 2000 to
                                                          September 2003)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Christopher J.      Assistant          Since September    Assistant Vice President and Senior          None
Kelley (41)         Secretary          2003. Serves at    Counsel of Pioneer since July 2002; Vice
                                       the discretion     President and Senior Counsel of BISYS Fund
                                       of Board           Services, Inc. (April 2001 to June 2002);
                                                          Senior Vice President and Deputy General
                                                          Counsel of Funds Distributor, Inc. (July
                                                          2000 to April 2001; and Assistant
                                                          Secretary of all Pioneer Funds since
                                                          September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan     Assistant          Since September    Partner, Wilmer Cutler Pickering Hale and    None
(48)                Secretary          2003. Serves at    Dorr LLP; and Assistant Secretary of all
                                       the discretion     Pioneer Funds since September 2003
                                       of the Board
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave        Treasurer          Since November     Vice President-Fund Accounting,              None
(60)                                   2000. Serves at    Administration and Controllership Services
                                       the discretion     of Pioneer and Treasurer of all of the
                                       of Board           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley     Assistant          Since November     Deputy Treasurer of Pioneer since 2004;      None
(46)                Treasurer          2004. Serves at    Treasurer and Senior Vice President, CDC
                                       the discretion     IXIS Asset Management Services from 2002
                                       of the Board       to 2003; Assistant Treasurer and Vice
                                                          President, MFS Investment Management from
                                                          1997 to 2002; and Assistant Treasurer of
                                                          all of the Pioneer Funds since November
                                                          2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti    Assistant          Since November     Assistant Vice President-Fund Accounting,    None
(41)                Treasurer          2000. Serves at    Administration and Controllership Services
                                       the discretion     of Pioneer and Assistant Treasurer
                                       of Board
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan       Assistant          Since May 2002.    Fund Accounting Manager - Fund Accounting,   None
(48)                Treasurer          Serves at the      Administration and Controllership Services
                                       discretion of      of Pioneer; and Assistant Treasurer of all
                                       Board              of the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------
Katharine Kim       Assistant          Since September    Fund Administration Manager - Fund           None
Sullivan            Treasurer          2003. Serves at    Accounting, Administration and
(32)                                   the discretion     Controllership Services since June 2003;
                                       of Board           Assistant Vice President - Mutual Fund
                                                          Operations of State Street Corporation
                                                          from June 2002 to June 2003 (formerly
                                                          Deutsche Bank Asset Management); Pioneer
                                                          Fund Accounting, Administration and
                                                          Controllership Services (Fund Accounting
                                                          Manager from August 1999 to May 2002); and
                                                          Assistant Treasurer of all Pioneer Funds
                                                          since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J.         Chief Compliance   Since March        Chief Compliance Officer of Pioneer and      None
Cullen              Officer            2006. Serves at    Pioneer Funds since March 2006; Vice
(45)                                   the discretion     President and Senior Counsel of Pioneer
                                       of Board.          since September 2004; and Senior Vice
                                                          President and Counsel, State Street
                                                          Research & Management Company (February
                                                          1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------



* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


Board Committees


During the most recent fiscal year, the Board of Trustees held 15 meetings. Each Trustee attended at least 75% of such meetings.

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:


Audit
David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees
David R. Bock, Mary K. Bush, Margaret B.W. Graham (Chair),
Thomas J. Perna, Marguerite A. Piret and John Winthrop


Nominating
Mary K. Bush, Marguerite A. Piret, and John Winthrop (Chair)


Valuation
David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration
Mary K. Bush (Chair), Thomas J. Perna and John Winthrop

During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation and Policy Administration Committees held 18, 16,8, 5 and 9 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

* act as a liaison between the fund's independent registered public accounting firm and the full Board of Trustees of the fund;


* discuss with the fund's independent registered public accounting firm their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;


* review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;


* review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;


* review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and


* receive on a periodic basis a formal written statement delineating all relationships between the independent registered public accounting firm and the fund or Pioneer; to actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the firm; and to recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the firm's independence.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the fund's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the fund's administrative policies and procedures.

The Independent Trustees Committee reviews the fund's management contracts and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

The fund's Declaration of Trust provides that the fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any litigation in which they may be involved because of their offices with the fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Compensation of Officers and Trustees


The fund pays no salaries or compensation to any of its officers. The Pioneer Funds, including the fund, compensate their trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific trustees. The table under "Annual Fees, Expense and Other Information-Compensation of Officers and Trustees sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:


o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredito Italiano (i.e., Independent Trustees) an annual fee of $1,000.
o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustees receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the funds for the fees paid to the Interested Trustees.

See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information."


Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:



   o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

   o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.


   o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the fund's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2005, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):


o  the fund
o  an officer of the fund
o  a related fund
o  an officer of any related fund
o  Pioneer
o  PFD
o  an officer of Pioneer or PFD
o  any affiliate of Pioneer or PFD
o  an officer of any such affiliate


During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, formerly an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the fund and the other Pioneer Funds was approximately $208,010 and $173,353 in each of 2004 and 2005.

During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o  Pioneer
o  PFD
o  UniCredito Italiano
o  any other entity in a control relationship with Pioneer or PFD

None of the fund's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2004 and 2005, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


o  the fund
o  any related fund
o  Pioneer
o  PFD
o  any affiliated person of the fund, Pioneer or PFD
o  UniCredito Italiano
o  any other entity in a control relationship to the fund, Pioneer or PFD


Share Ownership. See Annual Fee, Expense and Other Information for annual information on the ownership of fund shares by the Trustees, the fund's officers and owners in excess of 5% of any class of shares of the fund and a table indicating the value of shares that each Trustee beneficially owns in the fund and in all the Pioneer Funds.


Code of Ethics. The fund's Board of Trustees approved a code of ethics under Rule 17j-1 under the 1940 Act that covers the fund, Pioneer and certain of Pioneer's affiliates. The code of ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the fund.


Proxy Voting Policies. The policies that the portfolios use in voting proxies are attached as Appendix B to this statement of additional information. Information regarding how the portolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov. The fund's proxy voting policies and procedures are attached as "Appendix B."


4.       INVESTMENT ADVISER

The fund on behalf of each portfolio has contracted with Pioneer to act as its investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of a portfolio are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As a portfolio's investment adviser, Pioneer provides a portfolio with investment research, advice and supervision and furnishes an investment program for a portfolio consistent with a portfolio's investment objective and policies, subject to the supervision of the Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to a portfolio's securities transactions, and reports to the Trustees on a portfolio's investments and performance.


Under the terms of its management contract with each portfolio, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the portfolio, with the exception of the following, which are paid by the portfolio: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors;
(iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the portfolio; (iv) issue and transfer taxes chargeable to the portfolio in connection with securities transactions to which the portfolio is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the portfolio to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the portfolio and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the portfolio and the Trustees; (ix) any fees paid by the portfolio in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act;
(x) compensation of those Trustees of the portfolio who are not affiliated with, or interested persons of, Pioneer, the portfolio (other than as Trustees), PIM-USA or PFD; (xi) the cost of preparing and printing share certificates;
(xii) interest on borrowed money, if any. In addition, the portfolio pays brokers' and underwriting commissions chargeable to the portfolio in connection with its securities transactions. In the case of Pioneer Oak Ridge Large Cap Growth VCT Portfolio, Pioneer AmPac GrowthVCT Portfolio, Pioneer Small and Mid Cap Growth VCT Portfolio, Pioneer Value VCT Portfolio, Pioneer Bond VCT Portfolio, Pioneer Growth Opportunities VCT Portfolio, Pioneer Small Cap Value II VCT Portfolio, Pioneer Cullen Value VCT Portfolio, Pioneer Ibbotson Aggressive Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio, the following operating expenses also are paid by the portfolio: any other expense that the portfolio, Pioneer or any other agent of the portfolio may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the portfolio. The Trustees' approval of and the terms, continuance and termination of the management contracts are governed by the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of its reckless disregard of its obligations and duties under the management contract.


Advisory Fee. As compensation for the management services each portfolio pays Pioneer a fee at the annual rate of the applicable portfolio's average daily net assets set forth below.

                                                        Management Fee as a
                                                        Percentage of Portfolio's
Portfolio                                               Average Daily Net Assets
---------                                               ------------------------
America Income Portfolio                                0.50% up to $1 billion and 0.45% on
                                                              assets over $1 billion
AmPac Growth Portfolio                                  0.75% up to $1 billion and 0.70% on
                                                              assets over $1 billion
Balanced Portfolio                                      0.65%
Bond Portfolio                                          0.50%
Core Bond Portfolio                                     0.50%
Cullen Value Portfolio                                  0.70%
Emerging Markets Portfolio                              1.15%
Equity Income Portfolio                                 0.65%
Equity Opportunity Portfolio                            0.75%
Europe Portfolio                                        0.85% up to $500 million and 0.75% on
                                                              assets over $500 million
Pioneer Fund Portfolio                                  0.65%
Global High Yield Portfolio                             0.65%
Growth Opportunities Portfolio                          0.74%
Growth Shares Portfolio                                 0.70%
High Yield Portfolio                                    0.65%
Ibbotson Aggressive Allocation Portfolio                0.17%
Ibbotson Aggressive Allocation Portfolio                0.17%
Ibbotson Aggressive Allocation Portfolio                0.17%
International Value Portfolio                           0.85% up to $500 million and 0.75% on
                                                              assets over $500 million
Mid Cap Value Portfolio                                 0.65%
Money Market Portfolio                                  0.40% up to $1 billion and 0.35% on
                                                              assets over $1 billion
Oak Ridge Large Cap Growth Portfolio                    0.75% up to $1 billion and 0.70% on
                                                              assets over $1 billion

Real Estate Shares Portfolio                            0.80%
Small and Mid Cap Growth Portfolio                      0.75% up to $1 billion and 0.70% on
                                                              assets over $1 billion
Small Cap Value Portfolio                               0.75%
Small Cap Value II Portfolio                            0.75%
Small Company Portfolio                                 0.75%
Strategic Income Portfolio                              0.65%
Value Portfolio                                         0.75%


The above management fees are normally computed daily and paid monthly in arrears.

Investment Subadvisers


Oak Ridge Investments, LLC. Pioneer has engaged Oak Ridge Investments, LLC ("Oak Ridge") to act as the subadviser to Pioneer Oak Ridge Large Cap Growth VCT Portfolio. Pioneer oversees the portfolio's operations and supervises Oak Ridge, which is responsible for portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Oak Ridge as being responsible for the management of all the portfolio's assets. Oak Ridge will, among other things, continuously review and analyze the investments in the portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolio's assets. Oak Ridge, a Delaware limited liability company, is registered as an investment adviser under the Advisers Act. Oak

Ridge was established in 1989 and had approximately $3.3 billion in assets under management as of December 31, 2005. Oak Ridge's principal place of business is located at 10 South LaSalle Street, Chicago, Illinois 60603.


Pioneer and Oak Ridge have entered into a subadvisory contract, dated March 12, 2004, pursuant to which Oak Ridge has agreed, among other things, to:

o comply with the provisions of the fund's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, and restrictions of the portfolio;

o cause Oak Ridge Large Cap Growth VCT Portfolio to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o maintain separate books and detailed records of all matters pertaining to the portion of Oak Ridge Large Cap Growth VCT Portfolio's assets advised by the Oak Ridge required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to Oak Ridge Large Cap Growth VCT Portfolio;

o ensure that its Access Persons comply in all respects with Oak Ridge's Code of Ethics, as in effect from time to time; and

o  furnish reports to the Trustees and Pioneer.

For its services, Oak Ridge is entitled to a subadvisory fee from Pioneer at an annual rate of the portfolio's average daily net assets as set forth below. The fee will be paid monthly in arrears. The portfolio does not pay a fee to Oak Ridge.

PIONEER OAK RIDGE LARGE CAP GROWTH ASSETS                                   RATE
First $250 Million                                                          0.45%
Greater than $250 Million and less than or equal to $500 Million            0.40%
Greater than $500 Million and less than or equal to $750 Million            0.35%
Greater than $750 Million                                                   0.30%


L. Roy Papp & Associates, LLP. Pioneer has engaged L. Roy Papp & Associates, LLP ("Papp") to act as the subadviser to Pioneer AmPac Growth VCT Portfolio and Pioneer Small and Mid Cap Growth VCT Portfolio. Pioneer oversees the portfolios' operations and supervises Papp, which is responsible for the day-to-day management of the portfolios. As described in the prospectus, Papp serves as the portfolios' investment subadviser with respect to a portion of the portfolios' assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Papp as being responsible for the management of all the portfolios' assets, with the exception of the portfolios' cash balances, which will be invested by Pioneer. Papp will, among other things, continuously review and analyze the investments in the portfolios and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolios' assets. Papp, an investment adviser to individuals, trusts, retirement plans, endowments and foundations, is registered as an investment adviser under the Advisers Act, was established in 1978 and had approximately $561 million in assets under management as of December 31, 2005. Papp is an Arizona limited liability partnership owned and controlled by its partners, of whom there were eleven at the date of this Statement of Additional
Information: L. Roy Papp, Harry A. Papp, Robert L. Mueller, Rosellen C. Papp, Jeffrey N. Edwards, Victoria S. Cavallero, Julie A. Hein, Jane E. Couperus, John L Stull, Russell A. Biehl and Timothy K. Hardaway. L. Roy Papp owns a majority interest in the partnership. Papp's principal place of business is located at 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016.


Pioneer and Papp have entered into a subadvisory contract, dated March 12, 2004, pursuant to which Papp has agreed, among other things, to:


o comply with the provisions of the fund's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, and restrictions of the portfolio;

o cause the respective portfolio to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;


o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;


o maintain separate books and detailed records of all matters pertaining to the portion of the fund's assets advised by Papp required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to portfolio;

o ensure that its Access Persons comply in all respects with Papp's Code of Ethics, as in effect from time to time; and


o  furnish reports to the Trustees and Pioneer.

For its services, Papp is entitled to a subadvisory fee from Pioneer at an annual rate of 0.40% of the each Papp portfolio's average daily net assets up to $500 million and 0.30% of the portfolios' average daily net assets greater than $500 million. The fee will be paid monthly in arrears. The portfolios do not pay a fee to the subadviser.



AEW Management and Advisors, L.P. Pioneer has engaged AEW Management and Advisors, L.P. ("AEW") to act as the subadviser to Pioneer Real Estate Shares VCT Portfolio. Pioneer oversees the portfolios' operations and supervises AEW, which is responsible for the day-to-day management of the portfolios.As described in the prospectus, AEW serves as the real estate portfolio's investment subadviser with respect to a portion of the real estate portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate AEW as being responsible for the management of all the real estate portfolio's assets, with the exception of the real estate portfolio's cash balances, which will be invested by Pioneer. AEW will, among other things, continuously review and analyze the investments in the real estate portfolio's portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the real estate portfolio's assets. AEW, a Delaware limited partnership is an investment adviser registered with the SEC. AEW and its affiliates provide real estate investment advice to public, corporate, union and government pension plans and endowments.

As of December 31, 2005, AEW and its affiliates managed $23.2 billion of client capital. AEW specializes in designing and executing real estate investment strategies focused in three areas: direct investments in real estate, real estate-related securities, such as REITs, and high-return debt and equity investments in real estate projects. AEW is a wholly owned subsidiary of IXIS Asset Management North America. AEW is located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210.


Pioneer and AEW have entered into a subadvisory contract, dated as of May 3, 2004, pursuant to which AEW has agreed, among other things, to:

o comply with the provisions of the Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the real estate portfolio;

o cause the portfolio to comply with the requirements of Subchapters L and M of the Code;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o  be responsible for voting proxies and acting on other corporate actions;

o maintain separate books and detailed records of all matters pertaining to the portion of the real estate portfolio's assets advised by AEW required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the portfolio;

o ensure that its Access Persons comply in all respects with AEW's Code of Ethics, as in effect from time to time; and furnish reports to the Trustees and Pioneer.


For its services, AEW is entitled to a subadvisory fee from Pioneer at an annual rate of 0.40% of the first $100 million of the combined average daily net assets of the Pioneer Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares (another real estate fund managed by Pioneer) and 0.30% of the combined average daily net assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares in excess of $100 million. As of December 31, 2005, the combined assets of the Real Estate Shares VCT Portfolio and Pioneer Real Estate Shares were $285,993,013. The fee will be paid monthly in arrears. The portfolio has no responsibility to pay any fee to AEW.

Cullen Capital Management LLC. Pioneer has engaged Cullen Capital Management LLC ("Cullen") to act as the subadviser to Pioneer Cullen Value VCT Portfolio. As the portfolio's investment adviser, Pioneer oversees the portfolio's operations and supervises Cullen, which is responsible for the day-to-day management of the portfolio's assets. Cullen serves as the portfolio's investment subadviser with respect to a portion of the portfolio's assets that Pioneer designates from time to time. With respect to the current fiscal year, Pioneer anticipates that it will designate Cullen as being responsible for the management of all the portfolio's assets, with the exception of the portfolio's cash balances, which will be invested by Pioneer. Cullen will, among other things, continuously review and analyze the investments in the portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolio's assets, with the exception of the fund's cash balances, which will be invested by Pioneer. Cullen, a Delaware limited liability company, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Cullen was established in 2000 and had approximately $580 million in assets under management as of December 31, 2005. Cullen's principal place of business is located at 645 Fifth Avenue, New York, New York 10022.

Pioneer and Cullen have entered into a subadvisory contract, dated as of February 25, 2005, pursuant to which Cullen has agreed, among other things, to:

o comply with the provisions of the portfolio's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the portfolio;

o cause the portfolio to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o  be responsible for voting proxies and acting on other corporate actions;

o maintain separate books and detailed records of all matters pertaining to the portion of the portfolio's assets advised by the Cullen required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the portfolio;

o ensure that its Access Persons comply in all respects with Rate Cullen's Code of Ethics, as in effect from time to time; and

o  furnish reports to the Trustees and Pioneer.

For its services, Cullen is entitled to a subadvisory fee from Pioneer at an annual rate of the portfolio's average daily net assets as set forth below. The fee will be paid monthly in arrears. The portfolio does not pay a fee to Cullen.


Assets                                                                   Rate
------                                                                   ----
First $1 Billion                                                         0.35%

Greater than $1 Billion and less than or equal to $2 Billion             0.325%

Greater than $2 Billion and less than or equal to $3 Billion             0.30%

Greater than $3 Billion                                                  0.275%


Ibbotson Associates Advisors, Inc. Pioneer has engaged Ibbotson Associates Advisors, Inc. ("Ibbotson or the "subadviser") to act as the subadviser to Pioneer Ibbotson Aggressive Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Moderate Allocation VCT Portfolio. Pioneer oversees the portfolios' operations and supervises Ibbotson, which is responsible for the day-to-day management of the portfolios. Ibbotson will, among other things, continuously review and analyze the investments in the portfolios and, subject to the supervision of Pioneer, manage the investment and reinvestment of the portfolios' assets. Ibbotson is registered as an investment adviser under the Advisers Act.

Pioneer and Ibbotson have entered into a subadvisory contract, dated August 42004, pursuant to which Ibbotson has agreed, among other things, to:

o comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the respective portfolio;

o cause the respective portfolio to comply with the requirements of Subchapter M of the for qualification as a regulated investment company;

o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

o maintain separate books and detailed records of all matters pertaining to the portion of the portfolio's assets advised by Ibbotson required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided with respect to the portfolio;

o ensure that its "access persons" comply in all respects with Ibbotson's Code of Ethics, as in effect from time to time; and

o  furnish reports to the Trustees and Pioneer.

For its services, Ibbotson is entitled to a subadvisory fee from Pioneer at an annual rate of 0.10% of the each portfolio's average daily net assets up to $2.5 billion, 0.08% from $2.5 billion to $4 billion, 0.07% from $4 billion to $5.5 billion, 0.06% from $5.5 billion to $7 billion and 0.05% above $7 billion. The fee will be paid monthly in arrears. The portfolios do not pay a fee to the subadviser.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the portfolio without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser.

Expense Limitation Agreements. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses to the extent required to reduce a portfolio's Class I share total annual operating expenses to a specified percentage of average daily net assets attributable to Class I shares as indicated below. The portion of portfolio expenses attributable to Class II shares of a portfolio will be reduced only to the extent such expenses were reduced for the Class I shares of the portfolio. As of the date of this statement of additional information, expense limitations are in effect for Am Pac Growth Portfolio, Bond Portfolio, Pioneer Fund Portfolio, Growth Opportunities Portfolio, Oak Ridge Large Cap Growth Portfolio, Small Cap Value II Portfolio, Small and Mid Cap Growth Portfolio, Value Portfolio, Cullen Value Portfolio, Core Bond Portfolio, Equity Opportunity Portfolio, Global High Yield Portfolio, Ibbotson Aggressive Allocation Portfolio, Ibbotson Growth Allocation Portfolio, Ibbotson Moderate Allocation Portfolio, Pioneer Fund Portfolio, Money Market Portfolio and Mid Cap Portfolio. AmPac Growth Portfolio, Oak Ridge Large Cap Growth Portfolio, Small and Mid Cap Growth Portfolio, Value Portfolio, Cullen Value Portfolio, Core Bond Portfolio, Equity Opportunity Portfolio, Global High Yield Portfolio, Ibbotson Aggressive Allocation Portfolio, Ibbotson Growth Allocation Portfolio and Ibbotson Moderate Allocation Portfolio only have Class II shares available so Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses to the extent required to reduce a portfolio's Class II share total annual operating expenses to a specified percentage of average daily net assets attributable to Class II shares as indicated below. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. Pioneer expects to continue its limitation of expenses for the relevant portfolio unless the expense limit agreement with the portfolio on behalf of the portfolio is terminated pursuant to the terms of the expense limit agreement.

                                                       Percentage of Portfolio's
Portfolio                                              Average Daily Net Assets
---------                                              ------------------------
AmPac Growth Portfolio                                         0.95% (Class II )
Bond Portfolio                                                 0.62% (Class I)
Core Bond Portfolio                                            0.85% (Class II)
Cullen Value Portfolio                                         1.00% (Class II)
Equity Opportunity Portfolio                                   1.25% (Class II)
Pioneer Fund Portfolio                                         0.80% (Class I)
Pioneer Fund Portfolio                                         1.00% (Class II)
Global High Yield Portfolio                                    1.00% (Class II)
Growth Opportunities Portfolio                                 0.79% (Class I)
Ibbotson Aggressive Allocation Portfolio                       0.74% (Class II)
Ibbotson Growth Allocation Portfolio                           0.74% (Class II)
Ibbotson Moderate Allocation Portfolio                         0.74% (Class II)
Oak Ridge Large Cap Growth Portfolio                           0.95% (Class II)
Mid Cap Portfolio                                              0.88% (Class I)
Money Market Portfolio                                         0.90% (Class I)
Small Cap Value II Portfolio                                   1.01% (Class I)
Small and Mid Cap Growth Portfolio                             1.00% (Class II)
Value Portfolio                                                1.30% (Class II)


See "Annual Fee, Expense and Other Information" for the management fees paid to Pioneer during recently completed fiscal years.

Administration Agreement. The fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the portfolios under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.


Potential Conflicts of Interest. Pioneer also serves as investment adviser to other mutual funds and other accounts with investment objectives identical or similar to those of a portfolio. Securities frequently meet the investment objectives of a portfolio and these other mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.


It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the accounts managed by Pioneer or the subadviser, including the fund, seeks to acquire the same security at about the same time, a portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a portfolio. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts managed by Pioneer or the subadviser may have the same or similar investment objectives and policies as a portfolio, their portfolios do not generally consist of the same investments as a portfolio or each other, and their performance results are likely to differ from those of a portfolio.

Personal Securities Transactions. The fund, Pioneer, PFD and the subadvisers have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees , including, in the case of Pioneer's code, designated employees of PIML. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC. Personnel of the subadviser to any portfolio are subject to the subadviser's code of ethics, which has been reviewed by the Board.


5.       PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN


PFD, 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the fund in connection with the continuous offering of shares of the portfolios. PFD is an indirect wholly owned subsidiary of PIM-USA. The fund will not generally issue shares for consideration other than cash. At the fund's sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of a portfolio may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the portfolio's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the portfolio's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board deems fair and reasonable; however, the fund will not distribute illiquid securities in kind.

Class II 12b-1 Plan

The fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the fund will pay a distribution fee at the annual rate of up to 0.25% of the fund's average daily net assets. The distribution fee is intended to compensate PFD for its Class II distribution services to the fund. The fund has not adopted a plan of distribution with respect to its Class I shares.

In accordance with the terms of the plan of distribution, PFD provides to the fund for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees' quarterly review of the plan of distribution, they will consider the continued appropriateness and the level of compensation the plan of distribution provides. The distribution plan is a compensation plan, which means that the amount of payments under the plan are not linked to PFD's expenditures, and, consequently, PFD can make a profit under the plan.

No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the plan of distribution except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the plan of distribution by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano, or in UniCredito Italiano's subsidiaries.

The plan of distribution was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the plan of distribution), cast in person at a meeting called for the purpose of voting on the plan of distribution. In approving the plan of distribution, the Trustees identified and considered a number of potential benefits which the it may provide. The Board of Trustees believes that there is a reasonable likelihood that the plan of distribution will benefit the fund and its current and future shareholders. Under its terms, the plan of distribution remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The plan of distribution may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the plan of distribution must also be approved by the Trustees in the manner described above. The plan of distribution may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the fund and who have no direct or indirect financial interest in the operations of the plan of distribution, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class of the fund.

Additional Payments to Financial Intermediaries
The financial intermediaries through which variable life and annuity products ("variable products") that invest in shares of the portfolios may receive all or a portion of the sales charges and/or premium in connection with the sale of the variable product. Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional cash payments to financial intermediaries in connection with the promotion and sale of variable products that invest in shares of the portfolios. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the portfolios. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that promote the investment of the assets of a variable product in shares of the portfolios receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries, and the amount of payments and the specific arrangements may differ significantly. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative, shareholder servicing or similar agreement with Pioneer Affiliates.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and it clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the variable products that include the portfolio or to invest in the portfolios the through such variable products over other mutual funds. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the selection of the portfolios as an investment option under a variable product. Pioneer Affiliates are motivated to make the payments described above since they promote investment in the portfolios and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent that clients of the financial intermediaries invest more of the assets of a variable product in one or more portfolios, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the portfolios with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the portfolios. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

Other Cash Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of shares of portfolios. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

Revenue Sharing Payments by the Sponsor of a Variable Product. In addition to the payments by Pioneer, the sponsor of variable products that invest in the portfolio may similarly compensate financial intermediaries out of their own resources. You should consult the prospectus for the variable product to learn more about payments, if any, made by the sponsor of your variable product.

6.       CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of each portfolio's assets. The custodian's responsibilities include safekeeping and controlling the portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the portfolio's investments.


7.       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the portfolios' independent registered public accounting firm, provides audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the SEC.


8.       PORTFOLIO MANAGEMENT


Additional Information about the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The tables below indicate, for each portfolio manager of the portfolio, information about the accounts other than the portfolio over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2005. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

America Income Trust VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Richard               Other            9                     $1,078,222,000      N/A                N/A
Schlanger             Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $349,216,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         4                     $41,887,000         N/A                N/A
------------------------------------------------------------------------------------------------------------------



AmPac Growth VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
L. Roy Papp           Other                  4                  154.5M               N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled           1                  11.7M                N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                       Accounts              9                  28.5M                N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Rosellen Papp         Other                 4                  154.5M               N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled          1                  11.7M                N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts              4                   8.1M                N/A                N/A
------------------------------------------------------------------------------------------------------------------



Balanced VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Timothy               Other            2                     $218,151,000        N/A                N/A
Mulrenan              Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other Accounts   11                    $329,674,000        N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Richard               Other            9                     $1,082,954,000      N/A                N/A
Schlanger             Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $349,216,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         4                     $41,887,000         N/A                N/A
------------------------------------------------------------------------------------------------------------------



Bond VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Kenneth J.            Other            9                     $2,768,390,000      N/A                N/A
Taubes                Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $473,888,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

Core Bond VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Kenneth J.            Other            9                     $2,800,914,000      N/A                N/A
Taubes                Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $473,888,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------



Cullen Value VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
James P.              Other            3                     $578,000,000        N/A                N/A
 Cullen               Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
John Gould            Other            2                     $577,000,000        N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Brooks Cullen         Other            1                     $450,000,000        N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

Emerging Markets VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Christopher           Other            5                     $1,114,514,000      N/A                N/A
Smart                 Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     2                     $1,030,500,000      N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------



Equity Income VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
John A. Carey         Other            9                     $9,801,649,000      1                  $7,315,286,000
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     4                     $1,076,207,000      N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         2                     $159,612,000        N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Walter                Other            9                     $9,801,649,000      1                  $7,315,286,000
Hunnewell, Jr.        Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     4                     $1,076,207,000      N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         2                     $159,612,000        N/A                N/A
------------------------------------------------------------------------------------------------------------------



Equity Opportunity VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Margaret D.           Other            4                     $6,524,683,000      N/A                N/A
Patel                 Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $368,555,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         2                     $41,952,000         N/A                N/A
------------------------------------------------------------------------------------------------------------------

Europe VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Andrew                Other            1                     $184,685,000        N/A                N/A
Arbuthnott            Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     3                     $5,977,272,000      N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------



Pioneer Fund VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
John A. Carey         Other            9                     $9,657,870,000      1                  $7,315,286,000
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     4                     $1,076,207,000      N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         2                     $159,612,000        N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Walter                Other            9                     $9,657,870,000      1                  $7,315,286,000
Hunnewell, Jr.        Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     4                     $1,076,207,000      N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         2                     $159,612,000        N/A                N/A
------------------------------------------------------------------------------------------------------------------



Global High Yield VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Andrew Feltus         Other            3                     $1,539,908,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     3                     $803,921,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         1                     $253,934,000        N/A                N/A
------------------------------------------------------------------------------------------------------------------

Growth Opportunities VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Diego Franzin         Other            1                     $699,550,000        N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Michael Rega          Other            1                     $699,550,000        N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

Growth Shares VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Steven Balter         Other            3                     $1,147,896,000      2                  $1,145,996,000
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $81,294,000         N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Christopher           Other            3                     $1,147,896,000      2                  $1,145,996,000
Galizio               Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $81,294,000         N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

High Yield VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Margaret D.           Other            4                     $6,415,417,000      N/A                N/A
Patel                 Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $368,555,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         2                     $41,952,000         N/A                N/A
------------------------------------------------------------------------------------------------------------------



Ibbotson Asset Allocation VCT Portfolios



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Scott Wentsel         Other                12                $1,050 million           N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled         0                   N/A                    N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts             0                   N/A                    N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Peng Chen             Other                12                $1,050 million           N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled         0                       N/A                N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts             0                       N/A                N/A                N/A
------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Brian Huckstep        Other                 12               $1,050 Million          N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled          0                     N/A                N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts              0                     N/A                N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Alexander E.          Other                12                $1,050 Million          N/A                N/A
Kaye                  Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled         0                      N/A                N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts             0                      N/A                N/A                N/A
------------------------------------------------------------------------------------------------------------------



International Value VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Christopher           Other            5                     $1,143,107,000      N/A                N/A
Smart                 Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     2                     $1,030,500,000      N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

Mid Cap Value VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
J. Rodman             Other            6                     $8,110,057,000      2                  $7,334,938,000
Wright                Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     2                     $1,277,845,000      N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         3                     $65,232,000         N/A                N/A
------------------------------------------------------------------------------------------------------------------



Money Market VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Seth Roman            Other            4                     $1,563,556,000      N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $14,878,000         N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

Oak Ridge Large Cap Growth VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
David M.              Other                2                 $1.16 billion           N/A                N/A
Klaskin               Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled         1                 $154 million            N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts             4,882             $1.75 billion           N/A                N/A
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Robert G.             Other                 2                $1.16 billion           N/A                N/A
McVicker              Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled          1                $154 million            N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts              5,446            $1.92 billion           N/A                N/A
------------------------------------------------------------------------------------------------------------------

Real Estate Shares VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Matthew A.            Other                 8                $1,113.1 million         N/A                N/A
Troxell               Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled          3                $579.8 million           1             $113.3 million
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts              48               $4,773.8 million         8             $1,044.4 million
------------------------------------------------------------------------------------------------------------------



Small and Mid Cap Growth VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
L. Roy Papp           Other                4                   151.8M               N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled         1                   11.7M                N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts             9                   28.5M                N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Rosellen Papp         Other                4                   151.8M                N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled         1                   11.7M                 N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts             4                   8.1M                  N/A                N/A
------------------------------------------------------------------------------------------------------------------



Small Cap Value VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
David M. Adams        Other            4                     $940,366,000        N/A                N/A
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $141,085,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Jack                  Other            4                     $940,366,000        N/A                N/A
McPherson             Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $141,085,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------



Small Cap Value VCT II



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
David M.              Other            4                     $937,906,000        N/A                N/A
Adams                 Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $141,085,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Jack                  Other            4                     $937,906,000        N/A                N/A
McPherson             Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $141,085,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------



Small Company VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
David M.              Other            4                     $969,742,000        N/A                N/A
Adams                 Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $141,085,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Jack                  Other            4                     $969,742,000        N/A                N/A
McPherson             Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $141,085,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------



Strategic Income VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Kenneth J.            Other            9                     $2,741,063,000      N/A                N/A
Taubes                Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     1                     $473,888,000        N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

Value VCT



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
J. Rodman             Other            6                     $8,417,847,000      2                  $7,334,938,000
Wright                Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     2                     $1,277,845,000      N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         3                     $65,232,000         N/A                N/A
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
Name of               Type of          Number of             Total Assets        Number of          Assets
Portfolio             Account          Accounts              Managed             Accounts           Managed for
Manager                                Managed                                   Managed for        which
                                                                                 which              Advisory Fee
                                                                                 Advisory Fee       is
                                                                                 is                 Performance-
                                                                                 Performance-       Based
                                                                                 Based
------------------------------------------------------------------------------------------------------------------
Aaron Clark           Other            1                     $4,455,274,000      1                  $4,455,274,000
                      Registered
                      Investment
                      Companies
                      --------------------------------------------------------------------------------------------
                      Other Pooled     0                     $0                  N/A                N/A
                      Investment
                      Vehicles
                      --------------------------------------------------------------------------------------------
                      Other
                      Accounts         0                     $0                  N/A                N/A
------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the portfolio as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests (see "Compensation of Portfolio Managers for Pioneer Advised Portfolios" below). The portfolio's investment subadviser, if any, also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise.

   o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

   o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

   o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

   o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

   o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers for Pioneer Advised Portfolios. Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those portfolios, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

   o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the portfolio and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the portfolio, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%). As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

   o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
   o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

Compensation of Portfolio Managers for Subadvised Portfolios. For the portfolios that have entered into investment subadvisory agreements, the system of compensation for portfolio managers is detailed below.

AmPac Growth VCT and Small and Mid Cap VCT:

For the current fiscal year of the portfolio, each portfolio manager receives a monthly fixed salary plus a percentage of L. Roy Papp & Associates, LLP partnership profits.

Cullen Value VCT:

Each portfolio manager receives a salary plus bonus based on established management goals and sales goals.

Ibbotson Asset Allocation VCT Portfolios:

Ibbotson investment management employees are compensated with a salary plus bonus based on established management goals and sales goals.

Oak Ridge Large Cap Growth VCT:

For the current fiscal year of the portfolio, each portfolio manager receives a base salary which is expected to constitute a substantial portion of their annual compensation for research and management of the portfolio and the other Oak Ridge accounts which they manage. Bonuses are awarded based in large part on the profitability of Oak Ridge (as described below). To the extent there are greater or fewer assets held in the portfolio as a result of performance, this would impact the portfolio management fees Oak Ridge would receive for managing the portfolio and thus, likely, its profitability. However, the compensation of the portfolio managers is not tied directly to the performance of the portfolio. Each of the portfolio managers is also a partial owner of Oak Ridge and as such the profitability of Oak Ridge also would have a corresponding proportional impact on the return, if any, received for their ownership of Oak Ridge.

For David M. Klaskin, a bonus may be paid if Oak Ridge is sufficiently profitable, at various levels of Oak Ridge revenue, and that bonus is expected to be paid on a formula basis based upon those two factors. For Robert G. McVicker, a bonus may be paid on a discretionary basis by Oak Ridge if Oak Ridge is sufficiently profitable overall, although factors in determining such bonus would include the efforts expended, results achieved overall and other typical characteristics used to evaluate executive contributions to a firm such as Oak Ridge.

Real Estate Shares VCT:

Compensation for all of AEW professionals, including its REIT investment professionals, is composed of two parts: base salary (fixed) and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate "market ranges" for the various functional areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within its industry.

Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. The firm's operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW's senior professionals (Principals), including Portfolio Manager Matt Troxell, are eligible for participation in AEW's Long-Term Compensation program, which gives Principals of the firm economic interests in a portion of the firm's profits. This program is sponsored by AEW's parent company, IXIS Asset Management North America.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers of each portfolio.



--------------------------------------------------------------------------------------------------------------------
Portfolio                                        Name of Portfolio Manager                    Beneficial
                                                                                              Ownership of the
                                                                                              Fund*
--------------------------------------------------------------------------------------------------------------------
America Income Trust VCT                         Richard Schlanger                            A

AmPac Growth VCT                                 L. Roy Papp                                  A
--------------------------------------------------------------------------------------------------------------------
AmPac Growth VCT                                 Rosellen Papp                                A
--------------------------------------------------------------------------------------------------------------------
Balanced VCT                                     Timothy Mulrenan                             A
--------------------------------------------------------------------------------------------------------------------
Balanced VCT                                     Richard Schlanger                            A
--------------------------------------------------------------------------------------------------------------------
Bond VCT                                         Kenneth J. Taubes                            A
--------------------------------------------------------------------------------------------------------------------
Core Bond VCT                                    Kenneth J. Taubes                            A
--------------------------------------------------------------------------------------------------------------------
Cullen Value VCT                                 James P. Cullen                              A
--------------------------------------------------------------------------------------------------------------------
Cullen Value VCT                                 John Gould                                   A
--------------------------------------------------------------------------------------------------------------------
Cullen Value VCT                                 Brooks Cullen                                A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Emerging Markets VCT                             Christopher Smart                            A
--------------------------------------------------------------------------------------------------------------------
Equity Income VCT                                John A. Carey                                A
--------------------------------------------------------------------------------------------------------------------
Equity Income VCT                                Walter Hunnewell, Jr.                        A
--------------------------------------------------------------------------------------------------------------------
Equity Opportunity VCT                           Margaret D. Patel                            A
--------------------------------------------------------------------------------------------------------------------
Europe VCT                                       Andrew Arbuthnott                            A
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT                                 John A. Carey                                A
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT                                 Walter Hunnewell, Jr.                        A
--------------------------------------------------------------------------------------------------------------------
Global High Yield VCT                            Andrew Feltus                                A
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities VCT                         Diego Franzin                                A
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities VCT                         Michael Rega                                 A
--------------------------------------------------------------------------------------------------------------------
Growth Shares VCT                                Steven Balter                                A
--------------------------------------------------------------------------------------------------------------------
Growth Shares VCT                                Christopher Galizio                          A
--------------------------------------------------------------------------------------------------------------------
High Yield VCT                                   Margaret D. Patel                            A
--------------------------------------------------------------------------------------------------------------------
Ibbotson Asset Allocation VCT Portfolios         Scott Wentsel                                A
--------------------------------------------------------------------------------------------------------------------
Ibbotson Asset Allocation VCT Portfolios         Peng Chen                                    A
--------------------------------------------------------------------------------------------------------------------
Ibbotson Asset Allocation VCT Portfolios         Brian Huckstep                               A
--------------------------------------------------------------------------------------------------------------------
Ibbotson Asset Allocation VCT Portfolios         Alexander E. Kaye                            A
--------------------------------------------------------------------------------------------------------------------
International Value VCT                          Christopher Smart                            A
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value VCT                                J. Rodman Wright                             A
--------------------------------------------------------------------------------------------------------------------
Money Market VCT                                 Seth Roman                                   A
--------------------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap Growth VCT                   David M. Klaskin                             A
--------------------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap Growth VCT                   Robert G. McVicker                           A
--------------------------------------------------------------------------------------------------------------------
Real Estate Shares VCT                           Matthew A. Troxell                           A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Small and Mid Cap Growth VCT                     L. Roy Papp                                  A
--------------------------------------------------------------------------------------------------------------------
Small and Mid Cap Growth VCT                     Rosellen Papp                                A
--------------------------------------------------------------------------------------------------------------------
Small Cap Value VCT                              David Adams                                  A
--------------------------------------------------------------------------------------------------------------------
Small Cap Value VCT                              Jack McPherson                               A
--------------------------------------------------------------------------------------------------------------------
Small Cap Value II VCT                           David M. Adams                               A
--------------------------------------------------------------------------------------------------------------------
Small Cap Value II VCT                           Jack McPherson                               A
--------------------------------------------------------------------------------------------------------------------
Small Company VCT                                David M. Adams                               A
--------------------------------------------------------------------------------------------------------------------
Small Company VCT                                Jack McPherson                               A
--------------------------------------------------------------------------------------------------------------------
Strategic Income VCT                             Kenneth J. Taubes                            A
--------------------------------------------------------------------------------------------------------------------
Value VCT                                        J. Rodman Wright                             A
--------------------------------------------------------------------------------------------------------------------
Value VCT                                        Aaron Clark                                  A
--------------------------------------------------------------------------------------------------------------------



*Key to Dollar Ranges

A.  None
B.  $1 - $10,000
C.  $10,001 - $50,000
D.  $50,001 - $100,000
E.  $100,001 - $500,000
F.  $500,001 - $1,000,000
G.  Over $1,000,000


9.       PORTFOLIO TRANSACTIONS


All orders for the purchase or sale of portfolio securities are placed on behalf of a portfolio by Pioneer pursuant to authority contained in the portfolio's management contract. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.). Pioneer seeks to obtain the best execution on portfolio trades on behalf of the portfolio. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Fixed income securities purchased and sold on behalf of a portfolio normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of such securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. Pioneer normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.

Pioneer may select broker-dealers that provide brokerage and/or research services to a portfolio and/or other investment companies or other accounts managed by Pioneer or over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a portfolio and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to a portfolio as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to a portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to a portfolio. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a portfolio as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of a portfolio.


The portfolios anticipate that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Transaction costs on foreign stock exchange transactions generally are higher than in the United States, although each portfolio will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. A portfolio's ability and decision to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

The portfolios may participate in third-party brokerage and/or expense offset arrangements to reduce a portfolio's total operating expenses. Pursuant to third-party brokerage arrangements, a portfolio may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay a portfolio's fees to service providers unaffiliated with Pioneer or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a portfolio would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce a portfolio's operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the portfolio's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, a portfolio may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.


See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by a portfolio in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of a portfolio.

10.      DESCRIPTION OF SHARES


The fund's Agreement and Declaration of Trust, dated as of September 16, 1994, as amended (the "Declaration"), permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the fund consists of 29 portfolios. The Trustees may, however, establish additional portfolios of shares, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests. The Declaration further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of Class I and Class II shares. Each share of a class of a portfolio represents an equal proportionate interest in the portfolio allocable to that class. The shares of each class of a portfolio participate equally in the earnings, dividends and assets of the portfolio, and are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all portfolios vote together in the election and selection of Trustees and accountants. Upon liquidation of a portfolio, shareholders of each class of the portfolio are entitled to share pro rata in the portfolio's net assets available allocable to such class for distribution to shareholders.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. A portfolio is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

The shares of each series of a portfolio are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of a portfolio vote together as a class on matters that affect all series of a portfolio in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration without the affirmative vote of a majority of a portfolio's shares. Shares have no preemptive or conversion rights.

As a Delaware statutory trust, a portfolio's operations are governed by the Declaration. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act statute (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that a portfolio is organized under the Delaware Act and that the Declaration is to be governed by Delaware law. There is nevertheless a possibility that a Delaware statutory trust, such as a portfolio, might become a party to an action in another state whose courts refused to apply Delaware law, in which case a portfolio's shareholders could become subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of a portfolio and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by a portfolio or its Trustees, (ii) provides for the indemnification out of fund property of any shareholders held personally liable for any obligations of a portfolio or any series of a portfolio and (iii) provides that a portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) a portfolio itself would be unable to meet its obligations. In light of Delaware law, the nature of a portfolio's business and the nature of its assets, the risk of personal liability to a fund shareholder is remote.

In addition to the requirements under Delaware law, the Declaration provides that a shareholder of a portfolio may bring a derivative action on behalf of a portfolio only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of a portfolio, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse a portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration further provides that a portfolio shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of a portfolio. The Declaration does not authorize a portfolio to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

The Declaration provides that any Trustee who is not an "interested person" of Pioneer shall be considered to be independent for purposes of Delaware law notwithstanding the fact that such Trustee receives compensation for serving as a trustee of the fund or other investment companies for which Pioneer acts as investment adviser.

11.      PRICING OF SHARES

The net asset value per share of each class of a portfolio is determined as of the close of regular trading (currently 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of a portfolio is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. No portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the portfolio become effective and no shares of the portfolio are tendered for redemption.

The net asset value per share of each class of a portfolio is computed by taking the value of all of the portfolio's assets attributable to a class less the portfolio's liabilities attributable to that class, and dividing it by the number of outstanding shares for the class. For purposes of determining net asset value, expenses of each class of a portfolio are accrued daily.

Money Market Portfolio

Except as set forth in the following paragraph, Money Market Portfolio's investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that the method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such portfolio would receive if it sold the investment. During periods of declining interest rates, the yield on shares of Money Market Portfolio computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

In determining Money Market Portfolio's net asset value, "when-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

The valuation of Money Market Portfolio's investments based upon their amortized cost and the concomitant maintenance of the portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act, pursuant to which the portfolio must adhere to certain conditions which are described in detail in the prospectus. Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held by the portfolio will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of Money Market Portfolio for the purpose of maintaining sales and redemptions at a single value. Such procedures will include review of the portfolio's holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the portfolio's net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations. It is the intention of the Fund to maintain Money Market Portfolio's per-share net asset value at $1.00 but there can be no assurance of this.

All Other Portfolios

Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees. All assets of the fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board of Trustees.


Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Other securities are valued at the last sale price on the principal exchange or market where they are traded. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a securities fair value. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.


Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a portfolio's independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a portfolio's net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a portfolio could change on a day you cannot buy or sell shares of the portfolio.

When prices determined using the foregoing methods are not available or are considered by Pioneer to be unreliable, a portfolio may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the fund's trustees. A portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. For this reason, the value of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund. In connection with making fair value determinations of the value of fixed income securities, the fund's Trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

The net asset value per share of each class of the fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of the fund are accrued daily and taken into account.

12.      TAX STATUS

Each portfolio is treated as a separate entity for U.S. federal income tax purposes. It is each portfolio's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. These requirements relate to the sources of a portfolio's income, the diversification of its assets and the distribution of its income to shareholders. If a portfolio meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income, net tax-exempt interest and net capital gain, if any, which it earns, the portfolio will be relieved of the necessity of paying U.S. federal income tax.


In order to qualify as a regulated investment company under Subchapter M of the Code, a portfolio must, among other things, derive at least 90% of its annual gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code)(the "90% income test"), and satisfy certain annual distribution and quarterly diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the portfolio invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the portfolio. Consequently, a portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.


Each portfolio must, and intends to, comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on a portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account. Section 817(h) and these regulations treat the assets of the portfolios as assets of the related separate accounts and, among other things, limit the extent to which the assets of a portfolio may be represented by any one, two, three or four investments. Specifically, the Treasury regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.

For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. However, the failure of a Qualified Plan to be or remain qualified under the Code could cause the separate accounts to fail to meet such diversification requirements.

Failure by a separate account to satisfy the Section 817(h) requirements would generally result in adverse treatment of the variable contract holders, differing from the treatment described in the applicable variable contract prospectus, by causing the contracts to lose their favorable tax status and requiring a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. In addition, failure by a portfolio to qualify as a regulated investment company would subject the portfolio to federal and state income taxation of all of its taxable income and gain, whether or not distributed to shareholders.

In general, assuming that a portfolio has sufficient earnings and profits, dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, and net tax-exempt interest, are treated as ordinary income, and dividends from net long-term capital gain in excess of net short-term capital loss ("net capital gain"), if any, that are designated as capital gain dividends are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the portfolio have been held, and whether such dividends are received in cash or reinvested in additional shares. All dividends are treated for federal income tax purposes as received by the insurance company or a Qualified Plan rather than by the owner of the variable contract or plan participant.

Although dividends generally will be treated as distributed when paid, any dividend declared by a portfolio as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Foreign exchange gains and losses realized by a portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to a portfolio's principal business of investing in stock or securities (or its options or futures contracts with respect to stock or securities) may have to be limited in order to enable the portfolio to satisfy the 90% income test. If the net foreign exchange loss for a year were to exceed a portfolio's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the portfolio or its shareholders in future years.


If a portfolio acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the portfolio could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such election could require the applicable portfolio to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of gains from the sale of stock of passive foreign investment companies as ordinary income. A portfolio may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


Certain of the portfolios may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the portfolios. Tax rules are not entirely clear about issues such as when a portfolio may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a portfolio, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the portfolio must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income tax. Therefore, the portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

For U.S. federal income tax purposes, each portfolio is permitted to carry forward a net capital loss for any year to offset its own capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the portfolio and therefore are not expected to be distributed as such to shareholders. Each portfolio's capital loss carryforwards, if any, are set forth on "Annual Fee, Expense and Other Information."

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes. In general, if portfolio shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.


Under Treasury regulations, if a shareholder recognizes a loss with respect to portfolio shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


Options written or purchased and futures contracts entered into by a portfolio on certain securities, indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the portfolio to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the portfolios as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and may accordingly produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, forward contract, futures contract, short sale or other transaction that is not subject to the mark to market rules is treated as an "appreciated financial position" of a "constructive sale" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a portfolio's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures or forward contracts and straddles may affect the amount, timing and character of a portfolio's income and gains or losses and hence of its distributions to shareholders.


A Qualified Plan participant whose retirement plan invests in a portfolio generally is not taxed on portfolio dividends or distributions received by the plan or on sales or exchanges of portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as Qualified Plans. Participants in Qualified Plans should consult their tax advisers for more information.


If, as anticipated, each portfolio continues to qualify as a regulated investment company under the Code, each such portfolio will not be required to pay any Massachusetts income, corporate excise or franchise taxes.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

13.      INVESTMENT RESULTS

See "Annual Fee, Expense and Other Information" for performance information for each class of fund shares as of the most recently completed fiscal year.

14.      FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended December 31, 2005 appearing in the fund's annual reports, filed with the SEC on March 6, 2006 (Accession No. 0000930709-06-000017), are incorporated by reference into this statement of additional information. The financial statements and financial highlights for the fiscal year ended December 31, 2005 have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their reports thereon, incorporated by reference herein, and are incorporated in reliance upon such reports, given on the authority of Ernst & Young LLP as experts in accounting and auditing.



When the fund issued its December 31, 2001 annual reports, Arthur Andersen LLP was the independent accountant for the fund. Arthur Andersen ceased operations in 2002.

The fund's annual reports and more recent semiannual reports include the financial statements referenced above and are available without charge upon request by calling Shareholder Services at 1-800-225-6292.

15.      ANNUAL FEE, EXPENSE AND OTHER INFORMATION


Portfolio Turnover


The annual portfolio turnover rate for each of the portfolios for the fiscal year ended December 31, 2005 was:



America Income                                   23%
AmPac Growth                                     16%
Balanced                                         25%
Bond                                             31%
Core Bond                                         7%
Cullen Value                                     34%
Emerging Markets                                 74%
Equity Income                                    22%
Equity Opportunity                                3%
Europe                                           95%
Pioneer Fund                                     23%
Global High Yield                                26%
Growth Opportunities                             75%
Growth Shares                                    79%
High Yield                                       37%
Ibbotson Aggressive Allocation                   17%
Ibbotson Growth Allocation                       20%
Ibbotson Moderate Allocation                     27%
International Value                             108%
Mid Cap Value                                    42%
Money Market                                     N/A
Oak Ridge Large Cap Growth                      131%
Real Estate Shares                               12%
Small and Mid Cap Growth                         13%
Small Cap Value                                  38%
Small Cap Value II                               19%
Small Company                                    65%
Strategic Income                                 46%
Value                                           208%


Share Ownership


As of March 31, 2006, the officers and trustees of the fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any of the portfolios' Class I or Class II shares as of March 31, 2006.

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares      % of Class  Record Holder
--------------------------------------------------------------------------------------------------------------------
America Income           II               925,187.178           48.93  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
America Income           II               886,659.581           48.93  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
AmPac Growth             II                91,895.910          50.020  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
AmPac Growth             II                81,790.509          44.520  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
AmPac Growth             II                10,000.000            5.44  PIONEER FUND DISTRIBUTOR INC
                                                                       60 STATE STREET
                                                                       BOSTON, MA 02109-1800
--------------------------------------------------------------------------------------------------------------------
Balanced                 II               474,023.809           54.36  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Balanced                 II               397,839.024           45.62  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Bond                      I             2,956,012.565           99.97  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
--------------------------------------------------------------------------------------------------------------------
Core Bond                II               100,000.000           89.63  PIONEER FUNDS DISTRIBUTOR INC
                                                                       ATTN: CARRIE CUSCIA
                                                                       60 STATE STREET
                                                                       BOSTON MA 02109-1800
--------------------------------------------------------------------------------------------------------------------
Core Bond                II                11,566.958           10.36  JEFFERSON NATIONAL LIFE INS CO
                                                                       ATTN: SEPARATE  ACCOUNTS 9920 CORPORATE
                                                                       CAMPUS DR STE 1000
                                                                       LOUISVILLE KY 40223-4051
--------------------------------------------------------------------------------------------------------------------
Cullen Value             II               298,458.058           52.27  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares      % of Class  Record Holder
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Cullen Value             II               252,524.140           44.22  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Emerging Markets         II               795,825.548           51.77  ALLMERICA FINANCIAL LIFE CO
                                                                       DELAWARE ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Emerging Markets         II               330,302.104           12.79  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Emerging Markets         II               274,584.919           17.86  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Emerging Markets         II                85,877.009            5.58  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
--------------------------------------------------------------------------------------------------------------------
Equity Income             I            6,0204,350.168           57.82  AETNA LIFE INSURANCE &
                                                                       ANNUITY CO
                                                                       151 FARMINGTON AVE - TN41
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Equity Income             I             4,455,989.666           53.81  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Equity Income            II             3,070,914.664           53.81  IDS LIFE INSURANCE COMPANY
                                                                       222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
--------------------------------------------------------------------------------------------------------------------
Equity Income            II               729,924.977           12.79  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Equity Income            II               543,350.293            9.52  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares      % of Class  Record Holder
--------------------------------------------------------------------------------------------------------------------
Equity Income            II               432,963.502            7.58  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
--------------------------------------------------------------------------------------------------------------------
Equity Income            II               334,363.261            5.85  IDS LIFE INSURANCE COMPANY OF NEW YORK
                                                                       222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
--------------------------------------------------------------------------------------------------------------------
Equity Opportunity       II                20,000.000           60.79  PIONEER FUNDS DISTRIBUTOR INC
                                                                       ATTN: CARRIE CUSCIA
                                                                       60 STATE STREET
                                                                       BOSTON MA 02109-1800
--------------------------------------------------------------------------------------------------------------------
Equity Opportunity       II                 7,447.170           22.63  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Equity Opportunity       II                 5,447.809           16.56  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Europe                    I               725,748.025           98.78  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Europe                   II               671,683.824           73.43  IDS LIFE INSURANCE COMPANY
                                                                       222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
--------------------------------------------------------------------------------------------------------------------
Europe                   II                76,051.715            8.31  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Europe                   II                58,965.125            6.44  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Europe                   II                54,307.692            5.93  JEFFERSON NATIONAL LIFE INS CO
                                                                       ATTN: SEPARATE  ACCOUNTS 9920 CORPORATE
                                                                       CAMPUS DR STE 1000
                                                                       LOUISVILLE KY 40223-4051
--------------------------------------------------------------------------------------------------------------------
Europe                   II                53,668.825            5.86  IDS LIFE INSURANCE
                                                                       COMPANY OF NEW YORK
                                                                       222 AXP FINANCIAL CENTER
                                                                       MINNEAPOLIS MN 55474-0002
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares      % of Class  Record Holder
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund              I             8,832,049.195           51.54  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund              I            5,324,2543.112           31.07  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund              I               864,337.597            5.04  AETNA LIFE INSURANCE &
                                                                       ANNUITY CO
                                                                       ING FUND OPERATIONS
                                                                       151 FARMINGTON AVE - TN41
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund             II             2,272,241.644           42.00  HARTFORD LIFE INSURANCE COMPANY
                                                                       SEPARATE ACCOUNT
                                                                       PO BOX 2999
                                                                       HARTFORD CT 06104-2999
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund             II               844,408.615           15.60  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund             II               674,731.697           12.47  MLP&S FOR SOLE BENEFIT OF ITS CUSTOMERS
                                                                       VARIABLE ANNUITY ADMINISTRATION
                                                                       4800 DEER LAKE DR E FL 2
                                                                       JACKSONVILLE FL 32246-6484
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund             II               571,246.115           10.55  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund             II               518,488.068            9.58  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Global High Yield        II               200,354.684           46.48  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Global High Yield        II               160,676.159           37.27  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares      % of Class  Record Holder
--------------------------------------------------------------------------------------------------------------------
Global High Yield        II                70,000.000           16.24  PIONEER FUNDS DISTRIBUTOR INC
                                                                       ATTN: CARRIE CUSCIA
                                                                       60 STATE STREET
                                                                       BOSTON MA 02109-1800
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities      I             7,146,764.594           58.35  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities      I             2,408,767.750           19.66  AMERICAN UNITED LIFE
                                                                       AUL GROUP RETIREMENT ANNUITY
                                                                       SEPARATE ACCOUNT II
                                                                       ONE AMERICAN SQUARE
                                                                       PO BOX 1995
                                                                       INDIANAPOLIS, IN 46206-9102
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities      I               978,090.165            7.98  AMERICAN UNITED LIFE
                                                                       AUL AMERICAN UNIT INVESTMENT TRUST
                                                                       SEPARATE ACCOUNT II
                                                                       ONE AMERICAN SQUARE
                                                                       PO BOX 1995
                                                                       INDIANAPOLIS, IN 46206-9102
--------------------------------------------------------------------------------------------------------------------
Growth Shares             I             1,882,651.596           98.42  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Growth Shares            II               347,255.682           67.07  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Growth Shares            II               149,587.115           28.89  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
High Yield                I             3,127,066.358           52.66  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
High Yield                I             1,218,458.520           20.52  AETNA LIFE INSURANCE &
                                                                       ANNUITY CO
                                                                       ING FUND OPERATIONS
                                                                       151 FARMINGTON AVE - TN41
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares      % of Class  Record Holder
--------------------------------------------------------------------------------------------------------------------
High Yield                I             1,064,427.719           17.92  NATIONWIDE INSURANCE CO
                                                                       NWVLI4
                                                                       C/O IPO PORTFOLIO ACCOUNTING
                                                                       PO BOX 182029
                                                                       COLUMBUS OH 43218-2029
--------------------------------------------------------------------------------------------------------------------
High Yield                I               347,256.500            5.84  NATIONWIDE INSURANCE CO
                                                                       NWPP
                                                                       C/O IPO PORTFOLIO ACCOUNTING
                                                                       PO BOX 182029
                                                                       COLUMBUS OH 43218-2029
--------------------------------------------------------------------------------------------------------------------
High Yield               II             2,785,802.090           60.70  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
High Yield               II             1,420,254.132           30.94  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Ibbotson Aggressive      II               199,258.483           49.92  TRAVELLERS LIFE & ANNUITY CO
Growth Allocation                                                      PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Ibbotson Aggressive      II               189,854.334           47.56  TRAVELLERS INSURANCE COMPANY
Growth Allocation                                                      PO BOX 990027
--------------------------------------------------------------------------------------------------------------------
Ibbotson Growth          II             1,237,274.353           55.70  TRAVELLERS INSURANCE COMPANY
Allocation                                                             PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Ibbotson Growth          II               973,921.998           43.84  TRAVELLERS LIFE & ANNUITY CO
Allocation                                                             PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Ibbotson Moderate        II             1,423,676.097           59.87  TRAVELLERS LIFE & ANNUITY CO
Allocation                                                             PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Ibbotson Aggressive      II               943,941.112           39.70  TRAVELLERS INSURANCE COMPANY
Growth Allocation                                                      PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
International Value      II               282,891.481           61.18  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
International Value      II               179,386.259           38.79  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares      % of Class  Record Holder
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value             I             5,136,906.342           45.97  AETNA LIFE INSURANCE &
                                                                       ANNUITY CO
                                                                       ING FUND OPERATIONS
                                                                       CONVEYOR TN41
                                                                       151 FARMINGTON AVE - TN41
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value             I             3,392,898.543           30.36  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value             I             1,634,950.501           14.63  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value             I               920,502.232            8.23  UNITED OF OMAHA LIFE INS CO
                                                                       ATTN: PRODUCT ACCT ING &
                                                                       REPORTING - 11TH FLOOR
                                                                       MUTUAL OF OMAHA PLAZA
                                                                       OMAHA NE 68175-0001
--------------------------------------------------------------------------------------------------------------------
Money Market              I            20,150,251.710           56.61  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Money Market              I            14,854,343.600           41.73  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
--------------------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap      II             1,226,782.459           55.56  HARTFORD LIFE INSURANCE COMPANY
Growth                                                                 SEPARATE ACCOUNT
                                                                       PO BOX 2999
                                                                       HARTFORD CT 06104-2999
--------------------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap      II               541,347.875           24.51  TRAVELLERS INSURANCE COMPANY
Growth                                                                 PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Oak Ridge Large Cap      II               429,687.826           19.46  TRAVELLERS LIFE & ANNUITY CO
Growth                                                                 PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Real Estate               I               851,134.252           73.54  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares      % of Class  Record Holder
--------------------------------------------------------------------------------------------------------------------
Real Estate               I               291,471.488           25.18  UNITED OF OMAHA LIFE INS CO
                                                                       ATTN: PRODUCT ACCT ING &
                                                                       REPORTING - 11TH FLOOR
                                                                       MUTUAL OF OMAHA PLAZA
                                                                       OMAHA NE 68175-0001
--------------------------------------------------------------------------------------------------------------------
Real Estate              II             1,675,071.082           66.52  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Real Estate              II               360,679.121           14.32  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Real Estate              II               324,554.580           12.89  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Real Estate              II               141,501.350            5.61  FIRST ALLMERICA FINANCIAL
                                                                       LIFE CO
                                                                       DELAWARE ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Small & Mid Cap          II               242,240.332           57.20  TRAVELLERS INSURANCE COMPANY
Growth                                                                 PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small & Mid Cap          II               171,245.184           40.43  TRAVELLERS LIFE & ANNUITY CO
Growth                                                                 PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small Cap Value          II               544,141.958           40.28  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small Cap Value          II               377,691.077           27.95  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small Cap Value          II               357,354.901           26.45  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares      % of Class  Record Holder
--------------------------------------------------------------------------------------------------------------------
Small Cap Value II        I             1,311,815.071           67.54  SYMETRA FINANCIAL
                                                                       777 108th AVE NE STE 1200
                                                                       BELLEVUE, WA 98004-5135
--------------------------------------------------------------------------------------------------------------------
Small Cap Value II        I               287,019.807           14.77  GREAT WEST LIFE & ANNUITY
                                                                       GWLA VARIABLE ANNUITY 1 SELECT
                                                                       8515 EAST ORCHARD ROAD 2T2
                                                                       ENGLEWOOD, CO 8011-5002
--------------------------------------------------------------------------------------------------------------------
Small Cap Value II        I               265,528.792           13.67  GREAT WEST LIFE & ANNUITY
                                                                       GWLA VARIABLE ANNUITY 1 SIGNATURE
                                                                       8515 EAST ORCHARD ROAD 2T2
                                                                       ENGLEWOOD, CO 8011-5002
--------------------------------------------------------------------------------------------------------------------
Small Company             I               238,513.039           95.96  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Small Company            II               564,866.366           71.25  ING USA ANNUITY & LIFE
                                                                       INSURANCE CO ING FUND OPERATIONS
                                                                       151 FARMINGTON AVENUE
                                                                       HARTFORD CT 06156-0001
--------------------------------------------------------------------------------------------------------------------
Small Company            II               126,499.787           15.95  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Small Company            II                85,912.029           10.83  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Strategic Income          I             1,713,122.268           96.49  ALLMERICA FINANCIAL LIFE CO
                                                                       ACCUMULATION ACCOUNT
                                                                       ATTN: SEPARATE ACCOUNTING
                                                                       440 LINCOLN ST
                                                                       WORCESTER MA 01653-0002
--------------------------------------------------------------------------------------------------------------------
Strategic Income         II             1,929,817.102           51.06  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Strategic Income         II             1,766,991.557           46.75  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Value                    II             3,790,528.233           78.16  HARTFORD LIFE INSURANCE COMPANY
                                                                       SEPARATE ACCOUNT
                                                                       PO BOX 2999
                                                                       HARTFORD CT 06104-2999
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio               Class        Number of Shares      % of Class  Record Holder
--------------------------------------------------------------------------------------------------------------------
Value                    II               573,917.007           11.83  TRAVELLERS LIFE & ANNUITY CO
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------
Value                    II               460,262.971            9.49  TRAVELLERS INSURANCE COMPANY
                                                                       PO BOX 990027
                                                                       HARTFORD CT 06199-0027
--------------------------------------------------------------------------------------------------------------------



Trustee Ownership of Shares of the Fund and Other Pioneer Funds


The following table indicates the value of shares that each Trustee beneficially owned in the fund and Pioneer Funds in the aggregate as of December 31, 2005. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2005. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2005. The dollar ranges in this table are in accordance with SEC requirements.



-----------------------------------------------------------------------------------------------------
                                                                  Aggregate Dollar Range of Equity
Name of Trustee                     Dollar Range of               Securities in All Registered
                                    Equity Securities in          Investment Companies in the
                                    the Fund                      Pioneer Family of Funds
-----------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------
John F. Cogan, Jr.                                    $0                              Over $100,000
-----------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------
David R. Bock                                         $0                                         $0
-----------------------------------------------------------------------------------------------------
Mary K. Bush                                          $0                         $10,001 to $50,000
-----------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                  $0                         $10,001 to $50,000
-----------------------------------------------------------------------------------------------------
Thomas J. Perna*                                     N/A                                        N/A
-----------------------------------------------------------------------------------------------------
Marguerite A. Piret**                                $0*                              Over $100,000
-----------------------------------------------------------------------------------------------------
John Winthrop                                         $0                              Over $100,000
-----------------------------------------------------------------------------------------------------



*Mr. Perna became Trustee of the fund on February 7, 2006.
**Marguerite A. Piret owns a variable annuity issued by an insurance company whose separate account invests in certain portfolios.


Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each Trustee of the fund.

------------------------------------------------------------------------------------------------
                                                       Pension or
                                                       Retirement             Total Compensation
                                  Aggregate            Benefits Accrued       from the Fund and
                                  Compensation         as Part of Fund        Other Pioneer
Name of Trustee                   from Fund**          Expenses               Funds***
------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------
John F. Cogan, Jr.*                  $7,300.00                    $0.00              $34,000.00
------------------------------------------------------------------------------------------------
Osbert M. Hood+                      $5,475.00                    $0.00              $28,875.00
------------------------------------------------------------------------------------------------
Independent Trustees:
------------------------------------------------------------------------------------------------
David R. Bock                       $14,520.67                    $0.00             $124,625.00
------------------------------------------------------------------------------------------------
Mary K. Bush                        $14,609.38                    $0.00             $129,375.00
------------------------------------------------------------------------------------------------
Margaret B.W. Graham                $14,609.38                    $0.00             $129,375.00
------------------------------------------------------------------------------------------------
Marguerite A. Piret                 $14,821.37                    $0.00             $143,375.00
------------------------------------------------------------------------------------------------
Thomas J. Perna++                          N/A                      N/A                     N/A
------------------------------------------------------------------------------------------------
Stephen K. West+                     $7,594.21                    $0.00             $102,815.86
------------------------------------------------------------------------------------------------
John Winthrop                       $14,520.67                    $0.00             $124,625.00
------------------------------------------------------------------------------------------------
Total                               $93,450.68                    $0.00             $817,065.86
------------------------------------------------------------------------------------------------


    *    Under the management contract, Pioneer reimburses the fund for any Interested Trustee fees paid by the fund.
    **   For the fiscal year ended September 30, 2005.
    *** For the calendar year ended December 31, 2005. There are currently 91 U.S. registered investment portfolios in the Pioneer Family of Funds.
    + Mr. Hood and Mr. West resigned as Trustees of the fund on September 23, 2005.
    ++   Mr. Perna became a Trustee of the fund on February 7, 2006.


Approximate Management Fees a Portfolio Paid or Owed Pioneer


The following table shows the dollar amount of gross investment management fees incurred by to the portfolio, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any for the fiscal years ended December 31, 2005, 2004 and 2003. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.

Name of Portfolio              For the Fiscal Years            2005                  2004                 2003
                                Ended December 31,
America Income                   Gross Fee Incurred          $258,627              $243,809             $321,944
America Income                     Net Fee Paid              $258,627              $243,809             $321,944
AmPac Growth                    Gross Fee Incurred             13,103                 3,700                  N/A
AmPac Growth                       Net Fee Paid               (85,866)              (66,124)                 N/A
Balanced                        Gross Fee Incurred            289,737               288,949              268,187
Balanced                           Net Fee Paid               289,737               288,949              268,187
Bond                            Gross Fee Incurred            190,599               352,288                  N/A
Bond                               Net Fee Paid               110,823               350,361                  N/A
Core Bond                       Gross Fee Incurred              2,243                   N/A                  N/A
Core Bond                          Net Fee Paid               (40,231)                  N/A                  N/A
Cullen Value                    Gross Fee Incurred             10,633                   N/A                  N/A
Cullen Value                       Net Fee Paid               (61,237)                  N/A                  N/A
Emerging Markets                Gross Fee Incurred            510,446               395,468              261,882
Emerging Markets                   Net Fee Paid               499,881               353,923              105,319
Equity Income                   Gross Fee Incurred          2,107,678             1,531,353            1,152,064
Equity Income                      Net Fee Paid             2,107,678             1,531,353            1,152,064
Equity Opportunity              Gross Fee Incurred              1,478                   N/A                  N/A
Equity Opportunity                 Net Fee Paid               (72,805)                  N/A                  N/A
Europe                          Gross Fee Incurred            181,631               149,784              111,627
Europe                             Net Fee Paid               134,070                83,561                (530)
Pioneer Fund                    Gross Fee Incurred          3,461,438             1,790,664            1,257,325
Pioneer Fund                       Net Fee Paid             3,461,438             1,790,664            1,257,325
Global High Yield               Gross Fee Incurred              9,296                   N/A                  N/A
Global High Yield                  Net Fee Paid               (57,986)                  N/A                  N/A
Growth Opportunities            Gross Fee Incurred          2,517,802             2,595,439                  N/A
Growth Opportunities               Net Fee Paid             2,498,831             2,595,439                  N/A
Growth Shares                   Gross Fee Incurred            258,486               265,832              249,265
Growth Shares                      Net Fee Paid               258,486               265,832              249,265
High Yield                      Gross Fee Incurred            725,723               669,359              373,275
High Yield                         Net Fee Paid               725,723               669,353              373,275
Ibbotson Aggressive             Gross Fee Incurred              1,315                   N/A                  N/A
Allocation
Ibbotson Aggressive                Net Fee Paid               (51,243)                  N/A                  N/A
Allocation
Ibbotson Growth Allocation      Gross Fee Incurred              5,380                   N/A                  N/A
Ibbotson Growth Allocation         Net Fee Paid               (35,923)                  N/A                  N/A
Ibbotson Moderate               Gross Fee Incurred              7,490                   N/A                  N/A
Allocation
Ibbotson Moderate                  Net Fee Paid               (31,469)                  N/A                  N/A
Allocation
International Value             Gross Fee Incurred            258,471               237,439              204,417
International Value                Net Fee Paid               258,471               237,439              204,417
Mid Cap Value                   Gross Fee Incurred          4,812,824             3,753,733            1,575,711
Mid Cap Value                      Net Fee Paid             4,812,824             3,753,733            1,575,711

Money Market                    Gross Fee Incurred            196,195               153,638              239,149
Money Market                       Net Fee Paid               196,195               153,638              239,149
Oak Ridge Large Cap Growth      Gross Fee Incurred             75,262                 9,922                  N/A
Oak Ridge Large Cap Growth         Net Fee Paid               (23,347)              (59,776)                 N/A
Real Estate Shares              Gross Fee Incurred            782,628               632,167              490,974
Real Estate Shares                 Net Fee Paid               782,628               632,167              490,974
Small and Mid Cap Growth        Gross Fee Incurred             28,195                 7,899                  N/A
Small and Mid Cap Growth           Net Fee Paid               (56,305)              (61,037)                 N/A
Small Cap Value                 Gross Fee Incurred            262,583               153,423              69,462
Small Cap Value                    Net Fee Paid               262,583               143,470             (36,821)
Small Cap Value II              Gross Fee Incurred            342,746               392,303                  N/A
Small Cap Value II                 Net Fee Paid               342,746               391,466                  N/A
Small Company                   Gross Fee Incurred             99,091                90,872               58,653
Small Company                      Net Fee Paid                51,847                56,967              (32,266)
Strategic Income                Gross Fee Incurred            359,166               214,069              117,620
Strategic Income                   Net Fee Paid               359,166               214,069              117,620
Value                           Gross Fee Incurred            170,163                41,263                3,067
Value                              Net Fee Paid               148,018               (74,865)             (35,496)


Fees the Portfolios Paid to Pioneer under the Administration Agreement


                                               2005                 2004                2003
America Income                              $ 18,500            $ 37,500             $ 18,512
Am-Pac Growth                                 18,512              13,875                  N/A
Balanced                                      18,512              18,500               37,500
Bond                                          13,017                 N/A                  N/A
Core Bond                                      8,575                 N/A                  N/A
Cullen Value                                  13,887                 N/A                  N/A
Emerging Markets                              18,512              18,500               37,500
Europe                                        18,512              18,500               37,500
Equity-Income                                 62,333              30,408               54,215
Equity Opportunity                            13,887                 N/A                  N/A
Global High Yield                             13,887                 N/A                  N/A
Growth Opportunities                          72,042                 N/A                  N/A
Growth Shares                                 18,512              18,500               37,381
High Yield                                    22,311              19,997               37,500
Ibbotson Aggressive Allocation                   N/A                 N/A                  N/A
Ibbotson Growth Allocation                       N/A                 N/A                  N/A
Ibbotson Moderate Allocation                     N/A                 N/A                  N/A
International Value                           18,512              18,500               37,500
Mid Cap Value                                148,904             117,136               45,569
Money Market                                  18,512              18,500               37,500

Oak Ridge Large Cap Growth                    18,512              13,875                  N/A
Pioneer Fund                                 105,832              24,868               69,528
Real Estate Shares                            18,700              18,500               37,500
Small and Mid Cap Growth                      18,512              13,875                  N/A
Small Cap Value                               18,512              18,500               37,536
Small Cap Value II                            18,512               1,028                  N/A
Small Company                                 18,512              18,500               37,413
Strategic Income                              18,512              18,500               37,500
Value                                         18,512              18,500                  N/A


Fund Expenses under the Class II Distribution Plan


For the Fiscal Year Ended December 31, 2005
America Income                          $44,260
AmPac Growth                              4,368
Balanced                                 30,536
Bond                                        N/A
Core Bond                                 1,121
Cullen Value                              3,798
Emerging Markets                         87,711
Europe                                   22,956
Equity Income                           283,178
Equity Opportunity                          493
Global High Yield                         3,600
Growth Opportunities                        N/A
Growth Shares                            19,680
High Yield                              117,009
Ibbotson Aggressive Allocation            2,529
Ibbotson Growth Allocation               10,345
Ibbotson Moderate Allocation             14,403
International Value                      12,164
Mid Cap Value                         1,087,653
Money Market                                N/A
Oak Ridge Large Cap Growth               25,087
Pioneer Fund                            305,003
Real Estate Shares                      162,146
Small and Mid Cap Growth                  9,399
Small Cap Value                          39,927
Small Cap Value II                          N/A
Small Company                            24,684
Strategic Income                         85,494
Value                                    56,721

Approximate Brokerage and Underwriting Commissions (Portfolio Transactions)


For the fiscal periods ended December 31, 2005, 2004 and 2003, the portfolios paid or owed aggregate brokerage commissions as follows:



                                             2005          2004          2003
                                             ----          ----          ----

America Income                                  $0            $0            $0
Am-Pac Growth                                  749           809             0
Balanced                                    17,300        15,516        11,238
Bond                                             0             0        11,238
Core Bond                                        0             0             0
Cullen Value                                 6,586             0             0
Emerging Markets                           203,751       153,805       141,463
Equity Income                              147,647       131,167        86,613
Equity Opportunity                             335             0             0
Europe                                      35,392        24,151        16,138
Pioneer Fund                               254,739       172,037        80,979
Global High Yield                                0             0             0
Growth Opportunities                       658,774         2,513        80,979
Growth Shares                               65,444       194,786        55,195
High Yield                                   9,188            88           620
Ibbotson Aggressive Allocation                   0             0             0
Ibbotson Growth Allocation                       0             0             0
Ibbotson Moderate Allocation                     0             0             0
International Value                        118,210       126,675       100,178
Mid Cap Value                            1,453,696     1,355,312       582,426
Money Market                                     0             0             0
Oak Ridge Large Cap Growth                  18,134         5,394             0
Real Estate Shares                          23,296        79,308        50,767
Small and Mid Cap Growth                     1,684         1,988        50,767
Small Cap Value                             49,487        37,811        30,788
Small Cap Value II                          47,491         3,848        30,788
Small Company                               30,276        47,028        13,153
Strategic Income                                 0             0             0
Value                                       65,801        12,968         1,901



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

Capital Loss Carryforwards


Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2005, certain portfolios had capital loss carryforwards as follows:



Fiscal Year               American Income        AmPac Growth           Balanced               Bond
Ending                    Portfolio              Portfolio              Portfolio              Portfolio
2008                      $382,424                                                             $136,015
2009
2010                                                                    $1,409,746             $580,855
2011                      $435,523                                      $2,590,145
2012                      $171,643               $7,988
2013                      $241,325               $18,577
Total                     $1,230,915             $26,565                $3,999,891             $716,870

Fiscal Year               Cullen Value           Equity Opportunity     Europe                 Pioneer Fund
Ending                    Portfolio              Portfolio              Portfolio              Portfolio
2009                                                                    $1,921,644
2010                                                                    $1,896,288             $26,951,317
2011                                                                    $783,043               $13,017,527
2012
2013                      $38,265                $437
Total                     $38,265                $437                   $4,600,975             $39,968,844

Fiscal Year               Global High Yield      Growth Opportunities   Growth Shares          International Value
Ending                    Portfolio              Portfolio              Portfolio              Portfolio
2009                                                                    $9,618,208             $2,426,453
2010                                                                    $19,245,183            $5,309,516
2011                                             $14,496,308            $7,319,241             $2,130,998
2012                                             $249,206
2013                      $5,538
Total                     $5,538                 $14,745,514            $36,182,632            $9,866,967

Fiscal Year               Mid Cap Value          Oak Ridge Large Cap    Small and Mid Cap      Value
Ending                    Portfolio              Growth Portfolio       Growth Portfolio       Portfolio
2009                      $1,330,134             $295,876                                      $5,070,587
2010                      $2,529,788             $14,739                                       $2,666,505
2011                                             $10,529
2012                                             $16,924                $25,641
2013                                             $37,998                $39,905
Total                     $3,859,922             $376,066               $65,546                $7,737,092

Fiscal Year               Money Market
 Ending                   Portfolio
2010                      $2,728
2012                      $246
Total                     $2,974


Average Annual Total Returns


The portfolios' average annual total returns for the year ended December 31, 2005 and for the periods from commencement of operations to December 31, 2005 are as follows:



                                                                   Average Annual Total Return (%)
Portfolio/Class                                 One            Five           Ten             Since          Inception
                                                Year           Years          Years           Inception      Date
America Income Class I                          2.02           4.77           5.03            5.17           3/1/95
America Income Class II                         1.76           4.92           4.96            5.09           8/1/00+
AmPac Growth Class II                           1.19           N/A            N/A             1.44           3/15/04
Balanced Class I                                4.08           2.23           5.23            6.66           3/1/95
Balanced Class II                               3.73           2.38           4.7             6.15           5/1/03+
Bond Class I                                    2.62           4.88           4.92            6.54           7/21/1987
Core Bond Class II                              N/A            N/A            N/A             0.42           7/15/05
Cullen Value Class II                           N/A            N/A            N/A             9.90           3/21/05
Emerging Markets Class I                        37.95          18.95          N/A             16.22          10/30/98
Emerging Markets Class II                       37.6           18.67          N/A             16.01          5/1/00+
Equity Income Class I                           5.72           3.39           10.05           11.40          3/1/95
Equity Income Class II                          5.52           3.14           9.50            10.86          9/14/99+
Equity Opportunity Class II                     N/A            N/A            N/A             7.80           3/21/05
Europe Class I                                  8.05           1.34           N/A             2.42           10/30/98
Europe Class II                                 7.81           0.97           N/A             2.06           1/2/01+
Pioneer Fund Class I                            6.17           1.08           N/A             6.29           10/31/97
Pioneer Fund Class II                           5.94           0.81           N/A             6.09           5/1/00+
Global High Yield Class II                      N/A            N/A            N/A             5.34           3/21/05
Growth Opportunities Class I                    6.69           6.74           10.32           14.40          1/07/93
Growth Shares Class I                           3.48           -5.98          N/A             -0.12          10/31/97
Growth Shares Class II                          3.19           -6.41          N/A             -0.35          5/1/00+
High Yield Class I                              1.95           10.95          N/A             10.38          5/1/00
High Yield Class II                             1.70           10.60          N/A             10.05          5/1/01+

Ibbotson Aggressive Allocation Class II         N/A            N/A            N/A             9.80           3/21/05
Ibbotson Growth Allocation Class II             N/A            N/A            N/A             7.80           3/21/05
Ibbotson Moderate Allocation Class II           N/A            N/A            N/A             6.30           3/21/05
International Value Class I                     15.58          3.36           3.80            4.46           3/1/95
International Value Class II                    15.19          3.50           2.90            3.52           5/1/03+
Mid Cap Value Class I                           7.88           11.36          12.15           12.79          3/1/95
Mid Cap Value Class II                          7.64           11.08          11.10           11.70          5/1/00+
Money Market Class I                            2.47           1.65           3.20            3.36           3/1/95
Oak Ridge Large Cap Growth Class II             8.18           N/A            N/A             10.66          3/15/04
Real Estate Shares Class I                      15.13          18.41          14.46           14.93          3/1/95
Real Estate Shares Class II                     14.86          18.12          14.05           14.51          8/1/00+
Small and Mid Cap Growth Class II               4.60           N/A            N/A             7.41           3/15/04
Small Cap Value Class I                         11.39          N/A            N/A             13.22          11/8/01
Small Cap Value Class II                        11.10          N/A            N/A             13.01          5/1/03+
Small Cap Value II Class I                      14.94          18.34          N/A             11.59          4/30/97
Small Company Class I                           1.78           N/A            N/A             5.78           1/19/01
Small Company Class II                          1.65           N/A            N/A             5.55           7/31/01+
Strategic Income Class I                        2.74           10.20          N/A             8.72           7/29/99
Strategic Income Class II                       2.49           10.12          N/A             8.59           5/1/03+
Value Class II                                  4.67           N/A            N/A             13.56          5/1/03


+ The performance of Class II shares for the period prior to the commencement of operations of Class II shares us based on the performance of Class I shares, reduced to reflect the distribution fee of Class II shares.

16. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS


Moody's Investors Service, Inc. ("Moody's") Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       Leading market positions in well-established industries.
       High rates of return on funds employed.
       Conservative capitalization structure with moderate reliance on debt and ample asset protection.
       Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

Moody's Debt Ratings

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.
2) Notes allowing for negative coupons, or negative principal.
3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Short-Term Issue Credit Ratings

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor's Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.


--------------------------------------------------------------------------------

17       APPENDIX B - PROXY VOTING PROCEDURES



                       Pioneer Investment Management, Inc.
                     Proxy Voting Policies and Procedures of

                       Pioneer Investment Management, Inc.


                            VERSION DATED July, 2004

                                    Overview



         Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

         The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

         Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

         Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

         Any questions about these policies and procedures should be directed to the Proxy Coordinator.


                             Proxy Voting Procedures

     Proxy Voting Service

         Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

     Proxy Coordinator
         Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

     Referral Items
         From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.


         If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its


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         proxy voting service when the conflict is deemed to be material and the
         Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

     Conflicts of Interest
         A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:


o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

         Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

     Securities Lending
         In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and


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         Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

     Share-Blocking
         "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

         Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

     Record Keeping
         The Proxy Coordinator shall ensure that Pioneer's proxy voting service:


o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

o    Retains a record of the vote cast;

o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

         The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:


o    A record memorializing the basis for each referral vote cast;

o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure


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         Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
         The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

         The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
         Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A


     Proxy Voting Policies

         Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

         All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

         Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

         Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.


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Administrative
         While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S.proxies.

         We will generally support these and similar management proposals:

o    Corporate name change.

o    A change of corporate headquarters.

o    Stock exchange listing.

o    Establishment of time and place of annual meeting.

o    Adjournment or postponement of annual meeting.

o    Acceptance/approval of financial statements.

o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

o    Approval of minutes and other formalities.

o    Authorization of the transferring of reserves and allocation of income.

o    Amendments to authorized signatories.

o    Approval of accounting method changes or change in fiscal year-end.

o    Acceptance of labor agreements.

o    Appointment of internal auditors.

         Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
         We normally vote for proposals to:

o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

o    Restore shareholder rights to ratify the auditors.


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         We will normally oppose proposals that require companies to:


o    Seek bids from other auditors.

o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

o    Indemnify auditors.

o    Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
         On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues

         Pioneer will vote for:

o Audit, compensation and nominating committees composed of independent directors exclusively.

o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

o    Election of an honorary director.

         We   will vote against:

o    Minimum stock ownership by directors.

o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

o    Requirements for union or special interest representation on the board.

o    Requirements to provide two candidates for each board seat.

         We will vote on a case-by case basis on these issues:

o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors


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         In uncontested elections of directors we will vote against:

o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

         We will also vote against:

o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

o    Contested election of directors.

o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

o    Mandatory retirement policies.

o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
         Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

         Pioneer will vote for:

o    Cumulative voting.

o    Increase ability for shareholders to call special meetings.

o    Increase ability for shareholders to act by written consent.

o    Restrictions on the ability to make greenmail payments.

o    Submitting rights plans to shareholder vote.

o    Rescinding shareholder rights plans ("poison pills").


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o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o   Fair price provisions.

     o   Authorization of shareholder rights plans.

     o   Labor protection provisions.

     o   Mandatory classified boards.

         We will vote on a case-by-case basis on the following issues:

o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

o    Proposals that allow shareholders to nominate directors.

         We will vote against:

o    Classified boards, except in the case of closed-end mutual funds.

o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

o    Classes of shares with unequal voting rights.

o    Supermajority vote requirements.

o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.


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o    Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

o    Extension of advance notice requirements for shareholder proposals.

o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure

         Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

         Pioneer will vote for:

o    Changes in par value.

o    Reverse splits, if accompanied by a reduction in number of shares.

o Share repurchase programs, if all shareholders may participate on equal terms.

o    Bond issuance.

o    Increases in "ordinary" preferred stock.

o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

o    Cancellation of company treasury shares.

         We will vote on a case-by-case basis on the following issues:

o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

o Increase in authorized common stock. We will make a determination considering, among other factors:

     o   Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o   Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).


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o    Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

o    Proposals to submit private placements to shareholder vote.

o    Other financing plans.

         We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
         Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

         Pioneer will vote for:


o    401(k) benefit plans.

o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

o    Various issues related to the Omnibus Budget and Reconciliation Act of 1993
     (OBRA), including:

     o   Amendments to performance plans to conform with OBRA;

     o   Caps on annual grants or amendments of administrative features;

     o   Adding performance goals; and

     o   Cash or cash-and-stock bonus plans.

o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

o    Require that option repricings be submitted to shareholders.

o    Require the expensing of stock-option awards.

o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).


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o    Employee stock purchase plans where the purchase price is equal to at least
     85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

         We will vote on a case-by-case basis on the following issues:

o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

     o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

         Dilution = (A + B + C) / (A + B + C + D), where

         A = Shares reserved for plan/amendment,

         B = Shares available under continuing plans,

         C = Shares granted but unexercised and

         D = Shares outstanding.

     o   The plan must not:

         o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

         o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.
     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

o    All other employee stock purchase plans.

o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.


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o    All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity. o Elimination of stock option plans.

         We will vote on a case-by case basis on these issues:

o    Limits on executive and director pay.

o    Stock in lieu of cash compensation for directors.


     Corporate Governance
         Pioneer will vote for:


o        Confidential Voting.

o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

o Proposals requiring directors to disclose their ownership of shares in the company.

         We will vote on a case-by-case basis on the following issues:

o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

o    Bundled proposals. We will evaluate the overall impact of the proposal.

o    Adopting or amending the charter, bylaws or articles of association.

o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

         We will vote against:

o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

o    Limitations on stock ownership or voting rights.

o    Reduction in share ownership disclosure guidelines.


     Mergers and Restructurings


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         Pioneer will vote on the following and similar issues on a case-by-case basis:

o    Mergers and acquisitions.

o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

o    Debt restructurings.

o    Conversion of securities.

o    Issuance of shares to facilitate a merger.

o    Private placements, warrants, convertible debentures.

o Proposals requiring management to inform shareholders of merger opportunities.

         We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
         Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

         Pioneer will vote for:

o    Establishment of new classes or series of shares.

o    Establishment of a master-feeder structure.

         Pioneer will vote on a case-by-case on:

o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

o    Approval of new or amended advisory contracts.

o    Changes from closed-end to open-end format.

o    Authorization for, or increase in, preferred shares.

o    Disposition of assets, termination, liquidation, or mergers.

o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues


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         Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

o    Conduct studies regarding certain issues of public concern and interest;

o Study the feasibility of the company taking certain actions with regard to such issues; or

o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

         We believe these issues are important and should receive management attention.

         Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

PART C
                                OTHER INFORMATION

Item 23. Exhibits.

Amended Form N-1A
Exhibit Reference

     (a)            1.1      Amended Agreement and Declaration of Trust.(1)
     (a)            1.2      Amended Certificate of Trust.(1)
     (a)            1.3      Amendment to the Amended Agreement and Declaration
                             of Trust.(2)
     (a)            1.4      Amendment to the Amended Agreement and Declaration
                             of Trust.(3)
     (a)            1.5      Form of Amendment to the Amended Agreement and
                             Declaration of Trust.(4)
     (a)            1.6      Form of Amendment to the Amended Agreement and
                             Declaration of Trust.(5)
     (a)            1.7      Amendment to the Amended Agreement and Declaration
                             of Trust.(6)
     (a)            1.8      Amendments to the Amended Agreement and Declaration
                             of Trust.(7)
     (a)            1.9      Amendments to the Amended Agreement and Declaration
                             of Trust.(9)
     (a)            1.10     Amendment to the Amended Agreement and Declaration
                             of Trust.(10)
     (a)            1.11     Amendment to the Amended Agreement and Declaration
                             of Trust.(11)
     (a)            1.12     Amendment to the Amended Agreement and Declaration
                             of Trust.(13)
     (a)            1.13     Amendment to the Amended Agreement and Declaration
                             of Trust.(15)
     (a)            1.14     Amendment to the Amended Agreement and Declaration
                             of Trust.(17)
     (a)            1.15     Amendment to the Amended Agreement and Declaration
                             of Trust.(19)
     (a)            1.16     Amendment to the Amended Agreement and Declaration
                             of Trust.(23)
     (b)            2.       Amended and Restated By-Laws.(23)
     (c)            4.       None.
     (d)            5.1      Management Contract for Pioneer Balanced VCT
                             Portfolio.(8)
     (d)            5.2      Amended Management Contract for
                             Pioneer America Income VCT Portfolio.(23)
     (d)            5.3      Management Contract for Pioneer Emerging Markets
                             VCT Portfolio.(8)
     (d)            5.4      Management Contract for Pioneer Equity Income VCT
                             Portfolio.(8)
     (d)            5.5      Amended Management Contract for
                             Pioneer Europe VCT Portfolio.(23)
     (d)            5.6      Management Contract for Pioneer Growth Shares VCT
                             Portfolio.(8)
     (d)            5.7      Management Contract for Pioneer High Yield VCT
                             Portfolio.(8)
     (d)            5.8      Amended Management Contract for
                             Pioneer International Value VCT Portfolio.(23)
     (d)            5.9      Management Contract for Pioneer Mid Cap Value VCT
                             Portfolio.(8)
     (d)            5.10     Amended Management Contract for
                             Pioneer Money Market VCT Portfolio.(23)
     (d)            5.11     Management Contract for Pioneer Fund VCT
                             Portfolio.(8)
     (d)            5.12     Management Contract for Pioneer Real Estate Shares
                             VCT Portfolio.(16)
     (d)            5.13     Management Contract for Pioneer Small Company VCT
                             Portfolio.(8)
     (d)            5.14     Management Contract for Pioneer Strategic Income
                             VCT Portfolio.(8)
     (d)            5.15     Management Contract for Pioneer Small Cap Value
                             VCT Portfolio.(9)
     (d)            5.16     Management Contract for Pioneer Value VCT
                             Portfolio.(12)
     (d)            5.17     Management Contract for Pioneer Oak Ridge
                             Large Cap Growth VCT Portfolio.(16)
     (d)            5.18     Form of Management Contract for Pioneer Papp Stock
                             VCT Portfolio.(13)
     (d)            5.19     Form of Management Contract for Pioneer Papp
                             Strategic Growth VCT Portfolio.(13)
     (d)            5.20     Management Contract for Pioneer Small
                             and Mid Cap Growth VCT Portfolio.(20)
     (d)            5.21     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and Oak Ridge
                             Investments, LLC.(20)
     (d)            5.22     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and L. Roy Papp &
                             Associates, LLP.(15)
     (d)            5.23     Management Contract for Pioneer AmPac Growth VCT
                             Portfolio.(20)
     (d)            5.24     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and AEW Management and
                             Advisors, L.P.(16)
     (d)            5.25     Management Contract for Pioneer Bond VCT
                             Portfolio (20)
     (d)            5.26     Management Contract for Pioneer Growth
                             Opportunities VCT Portfolio (20)
     (d)            5.27     Management Contract for Pioneer Small Cap
                             Value II VCT Portfolio (20)
     (d)            5.28     Management Contract for Pioneer Cullen Value
                             Value VCT Portfolio (19)
     (d)            5.29     Management Contract for Pioneer Equity Opportunity
                             VCT Portfolio (19)
     (d)            5.30     Management Contract for Pioneer Global High Yield
                             VCT Portfolio (19)
     (d)            5.31     Management Contract for Pioneer Ibbotson
                             Moderate Allocation VCT Portfolio (19)
     (d)            5.32     Management Contract for Pioneer Ibbotson
                             Growth Allocation VCT Portfolio (19)
     (d)            5.33     Management Contract for Pioneer Ibbotson
                             Aggressive Allocation VCT Portfolio (19)
     (d)            5.34     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and Ibbotson
                             Associates, LLC (23)
     (d)            5.35     Subadvisory Agreement between Pioneer
                             Investment Management, Inc. and Cullen Capital
                             Management, LLC.(20)
     (d)            5.36     Management Contract for Pioneer Core Bond VCT
                             Portfolio (21)
     (e)            6.       Underwriting  Agreement  between the Registrant and
                             Pioneer Funds Distributor, Inc.(8)
     (f)            7.       None.
     (g)            8.       Custodian Agreement between the Registrant and
                             Brown Brothers Harriman & Co.(23)
     (h)            9.1       Investment Company Service Agreement between the
                             Registrant and Pioneer Investment Management
                             Shareholder Services, Inc.(23)
     (h)            9.2      Administration Agreement between the Registrant and
                             Pioneer Investment Management, Inc.(23)
     (h)            9.3      Agreement and Plan of Reorganization
                             (Pioneer Bond VCT Portfolio)(20)
     (h)            9.4      Expense Limitation Agreement (23)
     (h)            9.5      Form of BBH Administrative and Fund Accounting
                             Agency Agreement.(24)
     (h)            9.6      Agreement and Plan of Reorganization
                             (Pioneer Growth Opportunities VCT Portfolio)(20)
     (h)            9.7      Agreement and Plan of Reorganization
                             (Pioneer Mid Cap Value VCT Portfolio)(20)
     (h)            9.8      Agreement and Plan of Reorganization
                             (Pioneer Money Market VCT Portfolio)(20)
     (h)            9.9      Agreement and Plan of Reorganization
                             (Pioneer Fund VCT Portfolio)(20)
     (h)            9.10      Agreement and Plan of Reorganization
                             (Pioneer Small Cap Value II VCT Portfolio)(20)
     (i)            10.1      Opinion of Counsel.(1)
     (i)            10.2     Opinion of Counsel.(7)
     (i)            10.3     Opinion of Counsel.(17)
     (i)            10.4     Opinion of Counsel as to tax matters and
                             consent (Pioneer Mid Cap Value VCT Portfolio).(19)
     (i)            10.5     Opinion of Counsel as to tax matters and
                             consent (Pioneer Money Market VCT Portfolio).(19)
     (i)            10.6     Opinion of Counsel as to tax matters and consent
                             (Pioneer Growth Opportunities VCT Portfolio).(19)
     (i)            10.7     Opinion of Counsel as to tax matters and
                             consent (Pioneer Bond VCT Portfolio).(19)
     (i)            10.8     Opinion of Counsel as to tax matters and
                             consent (Pioneer Fund VCT Portfolio).(19)
     (i)            10.9     Opinion of Counsel as to tax matters and consent
                             (Pioneer Small Cap Value IIVCT Portfolio)(19)
     (j)            11.      Consent of Independent Registered Public
                             Accounting Firm.(23)
     (k)            12.      None.
     (l)            13.      Share Purchase Agreement.(1)
     (m)            15.      Distribution Plan relating to Class II
                             shares.(21)
     (n)            18.      Multiple Class Plan pursuant to Rule 18f-3
                             relating to Class II shares.(21)
     (o)            19.1     Pioneer Investment Management, Inc.
                             Code of Ethics.(23)
     (o)            19.2     Oak Ridge Asset Management, LLC Code of Ethics.(13)
     (o)            19.3     L. Roy Papp & Associates, LLP Code of Ethics.(13)
     (o)            19.4     AEW Management and Advisors, L.P.Code of Ethics(16)
     (o)            19.5     Ibbotson Associates, LLC Code of Ethics.(20)
     (o)            19.6     Cullen Capital Management, LLC Code of Ethics.(19)
     (o)            19.7     Pioneer Funds Distributor, Inc. Code of Ethics.(23)
     (o)            19.8     Pioneer Funds Code of Ethics.(23)
      n/a           20.1     Powers of Attorney.(19)
      n/a           20.2     Powers of Attorney for Thomas J. Perna.(22)

------------------------

(1) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 33-84546) as filed with the Securities and Exchange Commission (the "SEC") on August 8, 1995 (Accession No. 0000930709-95-000005).

(2) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 6 to the Registration Statement (File No. 33-84546) as filed with the SEC on August 18, 1997 (Accession No. 0000930709-97-000011).

(3) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 8 to the Registration Statement (File No. 33-84546) as filed with the SEC on July 16, 1998 (Accession No. 0000930709-98-000013).

(4) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 11 to the Registration Statement (File No.33-84546) as filed with the SEC on June 4, 1999 (Accession No. 0000930709-99-000016).

(5) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 12 to the Registration Statement (File No.33-84546) as filed with the SEC on January 12, 2000 (Accession No. 0000930709-00-000002).

(6) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 15 to the Registration Statement (File No.33-84546) as filed with the SEC on July 6, 2000 (Accession No. 0000930709-00-000018).

(7) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 18 to the Registration Statement (File No.33-84546) as filed with the SEC on January 18, 2001 (Accession No. 0001016964-01-000006).

(8) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registration Statement (File No.33-84546) as filed with the SEC on April 26, 2001 (Accession No. 0001016964-01-500006).

(9) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 22 to the Registration Statement (File No.33-84546) as filed with the SEC on October 22, 2001 (Accession No. 0000930709-01-500036).

(10) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 24 to the Registration Statement (File No.33-84546) as filed with the SEC on May 1, 2002 (Accession No. 0001016964-02-000111).

(11) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 26 to the Registration Statement (File No.33-84546) as filed with the SEC on February 18, 2003 (Accession No. 0001016964-03-000044).

(12) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 27 to the Registration Statement (File No.33-84546) as filed with the SEC on May 1, 2003 (Accession No. 0001016964-03-000126).

(13) Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registration Statement (File No.33-84546) as filed with the SEC on November 18, 2003 (Accession No. 0001016964-03-000241).

(14) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 29 to the Registration Statement (File No.33-84546) as filed with the SEC on January 30, 2004 (Accession No. 0001016964-04-000026).

(15) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 30 to the Registration Statement (File No.33-84546) as filed with the SEC on April 29, 2004 (Accession No. 0001016964-04-000122).

(16) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 31 to the Registration Statement (File No.33-84546) as filed with the SEC on June 1, 2004 (Accession No. 0001016964-04-000195).

(17) Previously filed. Incorporated herein by reference from the exhibits filed in the registrant's Registration Statement on Form N-14 (File No. 333-118431) as filed with the SEC on August 20, 2004 (Accession No. 0001145443-04-001270).

(18) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 34 to the Registration Statement (File No.33-84546) as filed with the SEC on December 9, 2004 (Accession No. 0001016964-04-000495).

(19) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 35 to the Registration Statement (File No.33-84546) as filed with the SEC on February 4, 2005 (Accession No. 0001016964-05-000048).

(20) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 36 to the Registration Statement (File No.33-84546) as filed with the SEC on April 13, 2005 (Accession No. 0001016964-05-000141).

(21) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 37 to the Registration Statement (File No.33-84546) as filed with the SEC on April 22, 2005 (Accession No. 0001016964-05-000143).

(22) Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 39 to the Registration Statement (File No.33-84546) as filed with the SEC on March 1, 2006 (Accession No. 000930709-06-000015).

(23) Filed herewith.

(24) To be filed by amendment.

Item 24.  Persons Controlled by or Under Common Control with the Fund

     None.

Item 25.  Indemnification

         Except for the Agreement and Declaration of Trust, dated
September 16, 1994, and as amended from time to time, (the "Declaration"), establishing the Fund as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A. ("UniCredito"). Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

     To the knowledge of the Fund, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredito subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel, Wilmer Cutler Pickering
                              Hale and Dorr LLP, 60 State
                              Street, Boston, Massachusetts 02109

Item 27.  Principal Underwriters

      (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies:

Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Money Market Trust
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Europe Select Equity Fund
Pioneer Fund
Pioneer Fundamental Growth Fund
Pioneer Global High Yield Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Ibbotson Asset Allocation Trust
Pioneer Independence Fund
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Protected Principal Trust
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Select Value Fund
Pioneer Series Trust I
Pioneer Series Trust II
Pioneer Series Trust III
Pioneer Series Trust IV
Pioneer Series Trust V
Pioneer Short Term Income Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust

         (b)  Directors and executive officers of Pioneer Funds
              Distributor, Inc.:

                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  FUND

John F. Cogan, Jr.     Director and                 Chairman, President and
                       President                    Trustee

Steven M. Graziano     Director and Executive Vice
                       President                    None

Julia Hoik             Senior Vice President        None

Natale Algiere         Senior Vice President        None

Michael B. Glenn       Senior Vice President        None

John P. Davy           Senior Vice President        None

Mark D. Goodwin        Treasurer                    None

Dorothy E. Bourassa    Clerk                        Secretary

The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 28.  Location of Accounts and Records

         The accounts and records are maintained at the Fund's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.

Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of April, 2006.


                                             Pioneer Variable Contracts Trust



                                        By:  /s/ Osbert M. Hood
                                             Osbert M. Hood
                                             Executive Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title

John F. Cogan, Jr.*            Chairman of the Board              )
John F. Cogan, Jr.             and President                      )
                               (Principal Executive               )
                               Officer)                           )
                                                                  )
                                                                  )
Vincent Nave*                  Chief Financial Officer            )
Vincent Nave                   and Treasurer (Principal           )
                               Financial and Accounting           )
                               Officer)                           )
                                                                  )
                                                                  )
Trustees:                                                         )
                                                                  )
David R. Bock*                                                    )
David R. Bock                                                     )
                                                                  )
Mary K. Bush*                                                     )
Mary K. Bush                                                      )
                                                                  )
                                                                  )
John F. Cogan, Jr.*                                               )
John F. Cogan, Jr.                                                )
                                                                  )
                                                                  )
Margaret B. W. Graham*                                            )
Margaret B. W. Graham                                             )
                                                                  )
                                                                  )
Thomas J. Perna*                                                  )
Thomas J. Perna                                                   )
                                                                  )
                                                                  )
Marguerite A. Piret*                                              )
Marguerite A. Piret                                               )
                                                                  )
                                                                  )
John Winthrop*                                                    )
John Winthrop                                                     )
                                                                  )
                                                                  )
*By:     /s/ Osbert M. Hood                  Dated: April 28, 2006)
         Attorney-in-Fact

                                  Exhibit Index

Exhibit
Number          Document Title


1.16            Amendment to the Amended Agreement and Declaration of Trust

2.              Amended and Restated By-Laws

5.2             Amended Management Contract for
                Pioneer America Income VCT Portfolio

5.5            Amended Management Contract for
               Pioneer Europe VCT Portfolio

5.8            Amended Management Contract for
               Pioneer International Value VCT Portfolio

5.10           Amended Management Contract for
               Pioneer Money Market VCT Portfolio

5.34           Subadvisory Agreement between Pioneer Investment
               Management, Inc. and Ibbotson Associates, LLC

8.             Custodian Agreement between the Registrant and
               Brown Brothers Harriman & Co.

9.1 Investment Company Service Agreement between the Registrant and Pioneer Investment Management Shareholder Services, Inc.

9.2 Administration Agreement between the Registrant and Pioneer Investment Management, Inc.

9.4            Expense Limitation Agreement

11.            Consent of Independent Registered Public Accounting Firm

19.1           Pioneer Investment Management, Inc. Code of Ethics

19.7           Pioneer Funds Distributor, Inc. Code of Ethics

19.8           Pioneer Funds Code of Ethics